As filed with the Securities and Exchange Commission on August 18, 2006

Registration No. 333-135637
Investment Company Act File No. 811-03981

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

☒ PRE-EFFECTIVE AMENDMENT NO. 2
☐ POST-EFFECTIVE AMENDMENT NO.

PRUDENTIAL WORLD FUND, INC.

(Exact Name of Registrant as Specified in Charter)

Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077

(Address of Principal Executive Offices)

(973) 367-7521

(Registrant’s Telephone Number)

Deborah A. Docs, Esq.
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

(Name and Address of Agent for Service)

with a copy to :

William G. Farrar, Esq.

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

(212) 558-4000

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of the securities being registered:  Shares of common stock, par value $0.01 per share of Dryden International Equity Fund, a series of Prudential World Fund, Inc.  No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission (Commission), acting pursuant to said Section 8(a), may determine.

No filing fee is due because the Registrant has previously registered an indefinite number of shares of common stock under the Securities Act of 1933, as amended.

JENNISON GLOBAL GROWTH FUND,
A SERIES OF PRUDENTIAL WORLD FUND, INC.

STRATEGIC PARTNERS INTERNATIONAL GROWTH FUND,
A SERIES OF STRATEGIC PARTNERS MUTUAL FUNDS, INC.

STRATEGIC PARTNERS INTERNATIONAL VALUE FUND,
A SERIES OF PRUDENTIAL WORLD FUND, INC.

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

September __, 2006

Dear Shareholder:

I am writing to ask you to vote on one or more important proposals whereby all of the assets of each of the following funds:

•  Jennison Global Growth Fund (Global Growth Fund), a series of Prudential World Fund, Inc. (World Fund);

•  Strategic Partners International Growth Fund (Growth Fund), a series of Strategic Partners Mutual Funds, Inc. (SP Mutual Funds); and

•  Strategic Partners International Value Fund (Value Fund and, together with Global Growth Fund and Growth Fund, the Target Funds), a series of World Fund,

would be acquired in separate transactions by Dryden International Equity Fund, a series of World Fund (International Equity Fund, and together with the Target Funds, the Funds), and International Equity Fund would assume all of the liabilities of the Target Funds (each, a Reorganization). Each of World Fund and SP Mutual Funds is a Maryland corporation.

Shareholder meetings (each, a Meeting) are scheduled as follows: (i) on Friday, November 10, 2006 at 5:00 p.m. Eastern time for Global Growth Fund, (ii) on Thursday November 30, 2006 at 5:00 p.m. Eastern time for Growth Fund, and (iii) on Thursday November 30, 2006 at 5:00 p.m. Eastern time for Value Fund. Only shareholders of Global Growth Fund will vote on the acquisition of Global Growth Fund's assets and the assumption of Global Growth Fund's liabilities by International Equity Fund. Only shareholders of Growth Fund will vote on the acquisition of Growth Fund's assets and the assumption of Growth Fund's liabilities by International Equity Fund. Only shareholders of Value Fund will vote on the acquisition of Value Fund's assets and the assumption of Value Fund's liabilities by International Equity Fund.

This package contains important information about the proposals and includes materials you will need in order to vote. The Boards of Directors of World Fund and SP Mutual Funds have reviewed and approved the proposals and recommend that the proposals be presented to shareholders of the relevant Target Fund for their consideration. Although the directors have determined that the proposal is in the best interests of the shareholders of each Target Fund, the final decision is up to you.

If approved, combining the Funds would give you the opportunity to participate in a fund with an identical primary investment objective and substantially similar investment policies, and will allow you to enjoy a larger asset base over which expenses may be spread. Global Growth Fund, however, has a secondary objective of seeking income, while International Equity Fund, Growth Fund, and Value Fund do not have a secondary objective. In addition, Target Fund shareholders are expected to realize a reduction in both the net and gross annual operating expenses borne by shareholders. The accompanying joint proxy statement and prospectus includes a detailed description of the proposals. Please read the enclosed materials carefully and cast your vote.

The accompanying combined joint proxy statement and prospectus includes a detailed description of the proposals. Please read the enclosed materials carefully and cast your vote.

To vote, you may use any of the following methods:

Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•  By Mail.  Please complete, date and sign your proxy card before mailing it in the enclosed postage paid envelope. Proxy cards must be received by 11:59 p.m. Eastern time on the day prior to the relevant Meeting in order to be counted.

•  By Internet.  Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the relevant Meeting in order to be counted.

•  By Telephone.  If your fund shares are held in your own name, call 1-800-690-6903 toll-free. If your fund shares are held on your behalf in a brokerage account, call 1-800-454-8683 toll-free. Enter your 12-digit control number from your proxy card. Follow the simple instructions. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the relevant Meeting in order to be counted.

•  Attend the relevant Meeting in person.

Special Note for Systematic Investment Plans (e.g., Automatic Investment Plan, Systematic Exchange, etc.). Shareholders in systematic investment plans must contact their financial adviser or call our customer service division, toll free, at 1-800-225-1852 to change their investment options. Otherwise, if a proposed transaction is approved, starting on the day following the closing of the proposed transaction (which is expected to occur as soon as reasonably practicable after the relevant Meeting), future purchases will automatically be made in shares of International Equity Fund.

If you have any questions before you vote, please call MIS, an ADP Company at [1-888-684-2435] toll-free. They will be happy to help you understand the proposals and assist you in voting.

  Judy A. Rice
President

JENNISON GLOBAL GROWTH FUND,
A SERIES OF PRUDENTIAL WORLD FUND, INC.

STRATEGIC PARTNERS INTERNATIONAL GROWTH FUND,
A SERIES OF STRATEGIC PARTNERS MUTUAL FUNDS, INC.

STRATEGIC PARTNERS INTERNATIONAL VALUE FUND,
A SERIES OF PRUDENTIAL WORLD FUND, INC.

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that Special Meetings of Shareholders (each, a Meeting) of each of the following funds:

•  Jennison Global Growth Fund (Global Growth Fund), a series of Prudential World Fund, Inc. (World Fund), a Maryland corporation;

•  Strategic Partners International Growth Fund (Growth Fund), a series of Strategic Partners Mutual Funds, Inc. (SP Mutual Funds), a Maryland corporation; and

•  Strategic Partners International Value Fund (Value Fund), a series of World Fund, a Maryland corporation; and

will be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, on Friday, November 10, 2006 at 5:00 p.m. Eastern time for Global Growth Fund, on Thursday November 30, 2006 at 5:00 p.m. Eastern time for Growth Fund, and on Thursday November 30, 2006 at 5:00 p.m. Eastern time for Value Fund, for the following purposes, as applicable:

1.  For shareholders of Global Growth Fund, to approve or disapprove a Plan of Reorganization and the reorganization it contemplates, under which Global Growth Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Dryden International Equity Fund (International Equity Fund), a series of World Fund. In connection with this proposed reorganization, each whole and fractional share of each class of Global Growth Fund shall be exchanged for whole and fractional shares of equal net asset value of the same class of International Equity Fund (except that Class B shares of Global Growth Fund shall be exchanged for whole and fractional shares of equal net asset value of Class F shares of International Equity Fund), outstanding shares of Global Growth Fund will be cancelled, and Global Growth Fund will be liquidated and terminated.

2.  For shareholders of Growth Fund, to approve or disapprove a Plan of Reorganization and the reorganization it contemplates, under which Growth Fund will transfer all of its assets to, and all of its liabilities will be assumed by, International Equity Fund, a series of World Fund. In connection with this proposed reorganization, each whole and fractional share of each class of Growth Fund will be exchanged for whole and fractional shares of equal dollar value of the corresponding class of International Equity Fund, outstanding shares of Growth Fund will be cancelled, and Growth Fund will be liquidated and terminated.

3.  For shareholders of Value Fund, to approve or disapprove a Plan of Reorganization and the reorganization it contemplates, under which Value Fund will transfer all of its assets to, and all of its liabilities will be assumed by, International Equity Fund. In connection with this proposed reorganization, each whole and fractional share of each class of Value Fund will be exchanged for whole and fractional shares of equal dollar value of the corresponding class of International Equity Fund, outstanding shares of Value Fund will be cancelled, and Value Fund will be liquidated and terminated.

4.  To transact such other business as may properly come before the relevant Meeting or any adjournments of the relevant Meeting.

There will be a separate Plan of Reorganization (the Plans) for each of the three reorganization transactions. Shareholder approval of any one reorganization transaction is not contingent upon, and will not affect, shareholder approval of any of the other two reorganization transactions. In addition, completion of any one reorganization transaction is not contingent upon, and will not affect, completion of any of the other two reorganization transactions.

The Board of Directors of World Fund, on behalf of Global Growth Fund and Value Fund, and the Board of Directors of SP Mutual Funds, on behalf of Growth Fund, have each fixed the close of business on September 1, 2006 as the record date for the determination of the shareholders of the relevant target fund entitled to notice of, and to vote at, the relevant Meeting and any adjournments of the relevant Meeting.

  Deborah A. Docs
  Secretary

Dated: September __, 2006

A proxy card is enclosed along with this combined joint Prospectus and Proxy Statement. Please vote your shares today by signing and returning the enclosed proxy card in the postage prepaid envelope provided. You may also vote by telephone or via the Internet as described in the enclosed materials. The Boards of Directors of World Fund and SP Mutual Funds recommend that you vote FOR the relevant proposal(s).

Your vote is important.
Please return your proxy card promptly
or vote by telephone or over the Internet.

Shareholders are invited to attend the relevant Meeting in person. Any shareholder who does not expect to attend the relevant Meeting is urged to complete the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also vote by telephone or over the Internet as described in the materials provided to you. In order to avoid unnecessary expense, we ask for your cooperation in mailing your proxy card promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2.  JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3.   ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

REGISTRATION			VALID SIGNATURE
A.	1.	XYZ Corporation	John Smith, President

	2.	XYZ Corporation	John Smith, President

		c/o John Smith, President

B.	1.	ABC Company Profit Sharing Plan	Jane Doe, Trustee

	2.	Jones Family Trust	Charles Jones, Trustee

	3.	Sarah Clark, Trustee	Sarah Clark, Trustee

(This page intentionally left blank.)

PROXY STATEMENT
for
JENNISON GLOBAL GROWTH FUND,
A SERIES OF PRUDENTIAL WORLD FUND, INC.

STRATEGIC PARTNERS INTERNATIONAL GROWTH FUND,
A SERIES OF STRATEGIC PARTNERS MUTUAL FUNDS, INC.

STRATEGIC PARTNERS INTERNATIONAL VALUE FUND,
A SERIES OF PRUDENTIAL WORLD FUND, INC.
and
PROSPECTUS
for
DRYDEN INTERNATIONAL EQUITY FUND,
A SERIES OF PRUDENTIAL WORLD FUND, INC.

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077
(973) 367-7521

Dated September __, 2006

Acquisition of the Assets of Jennison Global Growth Fund, Acquisition of the Assets of Strategic Partners International Growth Fund, and Acquisition of the Assets of the Strategic Partners International Value Fund

By and in exchange for shares of Dryden International Equity Fund

This combined joint Proxy Statement and Prospectus (Prospectus/Proxy Statement) is being furnished to the shareholders of each of the following funds:

•  Jennison Global Growth Fund (Global Growth Fund), a series of Prudential World Fund, Inc. (World Fund), a Maryland corporation;

•  Strategic Partners International Growth Fund (Growth Fund), a series of Strategic Partners Mutual Funds, Inc. (SP Mutual Funds), a Maryland corporation; and

•  Strategic Partners International Value Fund (Value Fund and, together with Global Growth Fund and Growth Fund, the Target Funds), a series of World Fund, a Maryland corporation;

in connection with the solicitation of proxies by the Boards of Directors of World Fund and SP Mutual Funds for use at special meetings of shareholders of Global Growth Fund, Growth Fund, and Value Fund, as applicable, and at any adjournments or postponements thereof (each, a Meeting and collectively, the Meetings).

The Meetings will be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102 as follows: (i) on Friday, November 10, 2006 at 5:00 p.m. Eastern time for Global Growth Fund, (ii) on Thursday November 30, 2006 at 5:00 p.m. Eastern time for Growth Fund, and (iii) on Thursday November 30, 2006 at 5:00 p.m. Eastern time for Value Fund. This Prospectus/Proxy Statement will first be sent to shareholders on or about September __, 2006.

The purpose of each Meeting is for shareholders of the relevant Target Fund to vote on a Plan of Reorganization (each a Plan) under which the relevant Target Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Dryden International Equity Fund (International Equity Fund, and together with the Target Funds, the Funds), a series of the World Fund, solely in exchange for shares of International Equity Fund, which will be distributed to shareholders of the relevant Target Fund, and the subsequent cancellation of shares of such Target Fund, and the liquidation and termination of such Target Fund (each, a Reorganization and collectively, the Reorganizations).

There will be a separate Plan for each of the three Reorganizations. Shareholder approval of one Reorganization is not contingent upon, and will not affect, shareholder approval of the other two Reorganizations. In addition, completion of one Reorganization is not contingent upon, and will not affect, completion of the other two Reorganizations.

If the Plan is approved in respect of Global Growth Fund, each whole and fractional share of each class of Global Growth Fund shall be exchanged for whole and fractional shares of equal dollar value of the equivalent class of International Equity Fund (except that the Class B shares of Global Growth Fund will be exchanged for Class F shares of International Equity Fund) subsequent to the relevant Meeting or any adjournment thereof. If the applicable Plan is approved in respect of Growth Fund or Value Fund, each whole and fractional share of each class of that Target Fund shall be exchanged for whole and fractional shares of equal dollar value of the equivalent class of International Equity Fund subsequent to the relevant Meeting or any adjournment thereof.

The primary investment objectives of the Funds are identical. Each Fund's primary investment objective is to seek long-term growth of capital. Global Growth Fund, however, has a secondary investment objective of seeking income. International Equity Fund, Growth Fund, and Value Fund do not have a secondary investment objective. The investment policies of the Funds are substantially similar. Each Fund invests primarily in equity-related securities, although the category of equity-related securities is somewhat different. International Equity Fund, Growth Fund, and Value Fund primarily invest in equity-related securities of foreign companies while Global Growth Fund primarily invests in equity-related securities of medium-size and large U.S. and foreign (non-U.S. based) companies. The Funds also pursue somewhat different investment styles. Each of Global Growth Fund and Growth Fund pursues a "growth" investing style, Value Fund pursues a "value" investing style, and International Equity Fund pursues a "core" investing style (i.e., a style with growth and value characteristics). If the shareholders of a Target Fund approve the Plan, such shareholders will become shareholders of International Equity Fund.

This Prospectus/Proxy Statement sets forth concisely the information about the proposed Plan and the issuance of shares of International Equity Fund that you should know before voting. You should retain it for future reference. Additional information about International Equity Fund has been filed with the Securities and Exchange Commission (SEC) and can be found in the following documents:

•  The prospectus for International Equity Fund, dated December 30, 2005, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement;

•  The Statement of Additional Information (SAI) for International Equity Fund, dated December 30, 2005, which is incorporated by reference into this Prospectus/Proxy Statement.

•  An SAI, dated September __, 2006, relating to this Prospectus/Proxy Statement, which is incorporated by reference into this Prospectus/Proxy Statement.

•  The Annual Report to Shareholders of International Equity Fund for the fiscal year ended October 31, 2005, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

•  The Semi-Annual Report to Shareholders of International Equity Fund for the fiscal period ended April 30, 2006, which is enclosed and is incorporated by reference into this Prospectus/Proxy Statement.

You may request a free copy of these documents by calling 1-800-225-1852 or by writing to World Fund at the above address.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, including the Plans. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the form of the Plans (attached as Exhibit A), the Prospectus for International Equity Fund (enclosed as Exhibit B), and the SAI relating to this Prospectus/Proxy Statement. This Prospectus/Proxy Statement is qualified in its entirety by reference to these documents. You should read these materials for more complete information.

The Proposals

Shareholders of each Target Fund are being asked to consider and approve the respective Plan that will have the effect of combining their respective Target Fund and International Equity Fund into a single mutual fund. Each of Global Growth Fund and Value Fund is a series of World Fund, an open-end investment company that is organized as a Maryland corporation. Growth Fund is a series of SP Mutual Funds, an open-end investment company that is organized as a Maryland corporation.

If the Reorganization with respect to a Target Fund receives the required shareholder approval and is completed, the assets of that Target Fund will be transferred to, and all of the liabilities of that Target Fund will be assumed by, International Equity Fund in exchange for an equal value of shares of International Equity Fund. Shareholders of that Target Fund will have their class of shares exchanged for the same class of shares of International Equity Fund of equal dollar value (except that Class B shares of Global Growth Fund shall be exchanged for whole and fractional shares of equal net asset value of Class F shares of International Equity Fund) based upon the value of the shares at the time that Target Fund's assets are transferred to International Equity Fund. After the transfer of assets, assumption of liabilities, and exchange of shares have been completed, the Target Fund will be liquidated and terminated and you will cease to be a shareholder of that Target Fund and will become a shareholder of International Equity Fund.

There will be a separate Plan for each of the three Reorganizations. Shareholder approval of any one Reorganization is not contingent upon, and will not affect, shareholder approval of the other two Reorganizations. In addition, completion of any one Reorganization is not contingent upon, and will not affect, the completion of any of the other two Reorganizations.

For the reasons set forth, the Boards of Directors of World Fund and SP Mutual Funds, as applicable, have determined that the Reorganizations are in the best interests of the shareholders of the Target Funds, as applicable, and have also concluded that shareholders of the Target Funds would not be subject to any dilution in value as a result of the consummation of the Reorganizations:

•  The Funds have identical primary investment objectives (although Global Growth Fund has a secondary investment objective to seek income);

•  The Funds have substantially similar investment policies and restrictions;

•  Shareholders of the Target Funds are generally expected to realize a reduction in net and gross operating expenses as result of the consummation of one or more of the Reorganizations;

•  International Equity Fund generally has outperformed Global Growth Fund, Growth Fund, and Value Fund over recent periods;

•  International Equity Fund's international core strategy, as opposed to the more targeted growth and value international strategies of Growth Fund or Value Fund and the global growth strategy of Global Growth Fund, appears to be more likely to attract and maintain an economically viable asset level after the consummation of one or more of the Reorganizations. Thus, the relevant Boards determined that Global Growth Fund, Growth Fund, and Value Fund are not expected in the future to achieve satisfactory asset growth, whereas International Equity Fund is expected to achieve satisfactory asset growth; and

•  Shareholders of each Fund could benefit from long-term economies of scale that may result from consummation of one or more of the Reorganizations.

See the section entitled "Reasons for the Reorganizations" for a more detailed discussion.

The Board of Directors of World Fund, on behalf of Global Growth Fund, Value Fund, and International Equity Fund, and the Board of Directors of SP Mutual Funds, on behalf of Growth Fund, have approved the respective Plans and unanimously recommend that you vote to approve your Target Fund's Plan.

Shareholder Voting

Shareholders who own shares of a Target Fund as of the close of business on September 1, 2006 (the Record Date) will be entitled to vote at the relevant Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold of that Target Fund. Shareholder approval of each Plan with respect to a Target Fund requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the relevant Target Fund as defined under the Investment Company Act of 1940 Act (the 1940 Act). A majority of the outstanding voting securities for these purposes means the lesser of: (i) 67% or more of the voting shares of a Target Fund represented at a meeting at which more than 50% of the outstanding voting shares of the Target Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of a Target Fund.

Please vote your shares as soon as you receive this Prospectus/Proxy Statement. You may vote by completing and signing the enclosed ballot (proxy card) or over the Internet or by phone. If you vote by any of these methods, your votes will be officially cast at the relevant Meeting by persons appointed as proxies. If you own shares in more than one Target Fund or in multiple accounts, you will receive multiple proxy cards. Each proxy card must be voted for all of your shares to be voted.

You can revoke or change your voting instructions at any time until the vote is taken at the relevant Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

COMPARISON OF IMPORTANT FEATURES

Investment Objectives and Principal Investment Policies of the Funds

This section describes the investment objectives and principal investment policies of the Funds and the material differences between the Funds. For a complete description of the principal investment policies and risks for International Equity Fund, you should read the Prospectus for International Equity Fund (enclosed as Exhibit B) and the SAI for International Equity Fund, each dated December 30, 2005 and incorporated by reference into this Prospectus/Proxy Statement.

The primary investment objectives of the Funds are identical. Each Fund's primary investment objective is to seek long-term growth of capital. Global Growth Fund, however, has a secondary investment objective of seeking income. International Equity Fund, Growth Fund, and Value Fund do not have a secondary investment objective. The investment objectives of Global Growth Fund, Value Fund, and International Equity Fund are fundamental policies that cannot be changed by the relevant Board of Directors without shareholder approval. The investment objective of Growth Fund is a non-fundamental policy that may be changed by the relevant Board of Directors without shareholder approval. No assurance can be given that the Funds will achieve their investment objectives.

The investment policies of the Funds are substantially similar. Each Fund pursues its investment objective through various investment strategies that are employed by that Fund's respective subadviser(s) as follows:

General. Global Growth Fund normally invests primarily in equity-related securities of U.S. and foreign companies. For this purpose, a company is considered to be a foreign company if it satisfies at least one of the following criteria: (i) its securities are traded principally on stock exchanges in one or more foreign countries; (ii) it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; (iii) it maintains 50% or more of its assets in one or more foreign countries; (iv) it is organized under the laws of a foreign country; or (v) its principal executive office is located in a foreign country. While Global Growth Fund may invest in companies of any size, the Fund has, in the past, invested primarily in medium-size and large companies, which means companies with a market capitalization of $1 billion or more (market capitalization is the price per share times the number of outstanding shares) at the time of purchase. Growth Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in equity securities of issuers that are economically tied to countries other than the United States. Growth Fund will provide 60 days' prior written notice to shareholders of a change in this non-fundamental policy. Growth Fund has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. Value Fund normally invests primarily in the common stock and preferred stock of foreign (non-U.S. based) companies of all sizes. The determination of whether a company is a non-U.S. company is subject to the same criteria listed above for Global Growth Fund. Under normal circumstances, International Equity Fund invests at least 80% of the Fund's investable assets (net assets plus borrowings made for investment purposes) in common stock and preferred stock of foreign companies. The determination of whether a company is a foreign company is subject to the same criteria listed above for Global Growth Fund. The Fund will provide 60 days' prior written notice to shareholders of a change in this non-fundamental policy.

Investment Style. Each Fund emphasizes a different investment style. Global Growth Fund and Growth Fund utilize a growth investment style. Global Growth Fund's subadviser, Jennison Associates LLC (Jennison), looks for companies that are believed to be undervalued and/or will grow faster - and earn better profits - than other companies. Jennison also looks for companies with strong competitive advantages, effective research and product development, strong management and financial strength. Jennison considers selling a security when the conditions for growth are no longer present or begin to change, the price of the security reaches the level that was expected, or when the security falls short of Jennison's expectations. Growth Fund invests primarily in companies selected for their growth potential. Growth Fund's subadviser, William Blair & Company, LLC (William Blair), generally takes a "bottom up" approach to choosing investments for Growth Fund. In other words, William Blair seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large, regardless of where the companies are organized or where they primarily conduct business. Although trends may emerge in Growth Fund's choice of instruments, securities are generally selected without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure. On the other hand, Value Fund's two subadvisers, LSV Asset Management (LSV) and Thornburg Investment Management (Thornburg) follow the value style of investing. LSV and Thornburg follow different strategies in selecting securities for investment. LSV utilizes a deep value investment style. LSV uses proprietary investment models to manage its portion of Value Fund in a bottom-up security selection approach combined with overall portfolio risk management. The primary components of the investment models are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio, 2) indicators of past negative market sentiment, such as poor past stock price performance, 3) indicators of recent momentum, such as high recent stock price performance, and 4) control of incremental risk relative to the benchmark index. All such indicators are measured relative to the overall universe of non-US, developed market equities. This investment strategy can be described as a "contrarian value" approach. The objective of LSV's strategy is to outperform the unhedged U.S. Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index. Thornburg utilizes a relative value investment style. Thornburg uses a bottom-up investment process that looks to identify promising companies selling at a discount to their intrinsic value. International Equity Fund's subadviser, Quantitative Management Associates LLC (QMA), utilizes a core equity investment style. QMA manages a portfolio that includes both growth and value stocks and seeks to outperform the general international equity market. Under QMA's core equity style of investing, the selection of securities for International Equity Fund's portfolio will utilize a combination of active stock selection and risk management based on a number of different factors and criteria, including growth potential, valuation, liquidity and investment risk.

Geographic Focus. The Funds differ somewhat as to their degree of geographic concentration. Global Growth Fund intends to have investments in at least four developed countries, including the United States. Global Growth Fund may purchase securities traded in stock markets and invest in countries around the world, including countries in the Pacific Basin (like Japan and Australia), Western Europe (like the United Kingdom and Germany) and North America (like the United States and Canada). Growth Fund normally invests primarily in securities of issuers from at least five different countries, excluding the United States. Although Growth Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country. Under normal conditions, Value Fund intends to invest at least 65% of its total assets in the common stock and preferred stock of non-U.S. companies in at least three foreign countries, without limit as to the amount of Value Fund assets that may be invested in any single country. Value Fund and International Equity Fund may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the United States. However, under unusual market conditions, on a temporary basis, Value Fund may invest up to 100% of its total assets in the stock and other equity-related securities of U.S. companies. Thus, Value Fund may not be able to achieve its investment objective for that period.

Equity Securities. The types of equity securities in which the Funds may invest are substantially similar. The principal type of equity-related securities in which the Funds invest are common stocks and preferred stocks. The Funds also may invest in other equity-related securities that include, but are not limited to, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible into or exchangeable for common or preferred stock and master limited partnerships. The Funds may also invest in American Depositary Receipts (ADRs). ADRs are certificates that represent an equity investment in a foreign company or some other foreign issuer. ADRs are usually issued by a U.S. bank or trust company and are valued in U.S. dollars. Certain ADR programs are established without the participation of the foreign issuer and, as a result, there may be less information available about the foreign issuer. Each Fund considers ADRs to be equity-related securities.

Diversification. Each Fund is a diversified management investment company. See "Comparison of Other Investment Policies – Diversification" and "Investment Restrictions" below.

Distributions. The Funds typically distribute annually all or substantially all of their ordinary income and net realized capital gains.

After the Reorganization(s).  After one or more of the Reorganizations are completed, it is expected that the combined, surviving fund will be managed according to the investment objective and policies of International Equity Fund.

Comparison of Other Investment Policies

Diversification

Each Fund is a "diversified" investment company under the 1940 Act. As a diversified investment company, with respect to 75% of their assets, a Fund cannot invest more than 5% of its assets in the securities of any one issuer (except U.S. Government obligations) or cannot hold more than 10% of the outstanding voting securities of any one issuer.

Money Market Instruments, Bonds and Other Fixed Income Obligations

Money market instruments and bonds are known as fixed-income securities because issuers of these securities are obligated to pay interest and principal. Typically, fixed-income securities don't increase or decrease in value in relation to an issuer's financial condition or business prospects as stocks may, although their value does fluctuate inversely to changes in interest rates generally and directly in relation to their perceived credit quality. Corporations and governments issue money market instruments and bonds to raise money. Each Fund may buy obligations of companies, foreign countries or the U.S. Government. Money market instruments include the commercial paper and short-term obligations of foreign and domestic corporations, banks, governments and their agencies. Generally, the Funds will purchase only "investment-grade" commercial paper and bonds. This means the commercial paper and bonds have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Services (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Funds may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above. Global Growth Fund may invest up to 35% of its total assets in investment grade bonds. Growth Fund may invest to a lesser degree in debt securities, including bonds rated below investment grade by the primary rating agencies ("junk" bonds), mortgage and asset-backed securities and zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular payments). Value Fund may invest up to 35% of its total assets in investment grade bonds and up to 5% of its assets in lower-rated instruments that are more speculative than investment-grade instruments, including high-yield or junk bonds. International Equity Fund only may invest up to 20% of its investable assets in investment grade bonds, although the Fund usually invests less than 5% of its total assets in fixed-income obligations.

Temporary Defensive Investments

Although the Funds do not expect to do so ordinarily, they may invest up to 100% of their respective assets in investments such as money market instruments or U.S. Government securities in response to adverse market, economic, or political conditions. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.

Derivative Strategies

Each Fund may use alternative investment strategies - including derivatives - to manage cash flows, improve liquidity, reduce risk or improve its returns. Each Fund may also use hedging techniques to try to protect its assets. Derivatives - such as futures, options, foreign currency forward contracts, options on futures and swaps - involve costs and can be volatile. With derivatives, the relevant subadviser tries to predict whether the underlying investment - a security, market index, currency, interest rate or some other asset, rate or index - will go up or down at some future date. Each Fund may use derivatives to try to improve liquidity, reduce risk or to increase return, taking into account the Fund's overall investment objective. The relevant subadviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives a Fund may use may not match or correspond exactly with its actual portfolio holdings. In particular, this will be the case when a Fund uses derivatives for return enhancement. Derivatives that involve leverage could magnify losses. The Funds cannot guarantee these derivative strategies will work, that the instruments necessary to implement these strategies will be available or that the Funds will not lose money. International Equity Fund may invest up to 20% of its investable assets in such derivatives, although the Fund usually invests less than 10% of its total assets in such derivative strategies. The percentage of assets invested in derivative instruments by Global Growth Fund, Growth Fund, and Value Fund generally varies.

Illiquid Securities

The Funds may invest up to 15% of their respective net assets in illiquid securities, including restricted securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days. The Funds may be unable to dispose of such holdings quickly or at prices that represent true market value. Certain derivative instruments held by the Funds may also be considered illiquid.

Borrowing and Pledging Assets

Global Growth Fund and Value Fund may borrow an amount equal to no more than 20% of the value of their respective total assets to take advantage of investment opportunities, for temporary, extraordinary, or emergency purposes or for the clearance of transactions and may pledge up to 20% of the value of their respective total assets to secure such borrowings. Growth Fund and International Equity Fund may borrow an amount equal to no more than 33 1/3% of the value of their respective total assets to take advantage of investment opportunities, for temporary, extraordinary, or emergency purposes or for the clearance of transactions and may pledge up to 33 1/3% of the value of their respective total assets to secure such borrowings. A Fund will only borrow when there is an expectation that it will benefit after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate rate changes in the net asset value of such Fund's shares and in the yield of the Fund. None of the Funds intends to borrow more than 5% of its total assets for investment purposes.

Lending of Portfolio Securities

Consistent with the applicable regulatory requirements, each Fund may lend its portfolio securities to brokers, dealers and financial institutions, if outstanding loans do not exceed 33 1/3% of the value of such Fund's assets and the loans are callable at any time by the Fund.

Emerging Markets

Each Fund may invest in emerging market securities. Up to 65% of Global Growth Fund's total assets may be invested in one country on a temporary basis. Up to 30% of International Equity Fund's total assets may be invested in emerging markets securities.

Portfolio Turnover

As a result of the investment policies described above, the Funds may engage in a substantial number of portfolio transactions. The following chart describes the Funds portfolio turnover rates:

Fund	October 31, 2005 Turnover Rate	October 31, 2004 Turnover Rate
Global Growth Fund	57%	125%
Growth Fund	89%	87%
Value Fund	121%	24%
International Equity Fund	41%	100%

Investment Restrictions

Each Fund has adopted fundamental investment restrictions, which limit its ability to: (i) issue senior securities; (ii) borrow money (except for non-leveraging, temporary or emergency purposes); (iii) underwrite securities; (iv) purchase or sell real estate; (v) purchase or sell physical commodities; and (vi) make loans (except for certain securities lending transactions). Each Fund also has adopted a fundamental policy that it may not purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. In addition, the Funds have adopted fundamental investment restrictions to diversify their respective investments. Accordingly, the Funds are diversified funds under the 1940 Act. This means that they may not, with respect to 75% of the value of their respective total assets, purchase a security of any issuer (other than U.S. Government securities) or securities of other investment companies) if, as a result (i) more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Fund. Under the 1940 Act, a Fund may not change a fundamental investment restriction without the prior approval of the holders of a majority of the Fund's outstanding voting securities. For these purposes, a "majority of the outstanding voting securities" of a Fund means the lesser of: (i) 67% or more of the voting shares of a Fund represented at a meeting at which more than 50% of the outstanding voting shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of a Fund.

Although not fundamental, Global Growth Fund, Value Fund, and International Equity Fund have the following non-fundamental investment restrictions. Each such Fund may not: (1) make investments for the purpose of exercising control or management and (2) invest in securities of other investment companies, except that (a) subject to certain restrictions, the relevant Fund may purchase securities of other investment companies in the open market involving customary brokerage commissions and (b) pursuant to a Commission exemptive order, the relevant Fund may invest up to 25% of its net assets in shares of an affiliated mutual fund, subject to the 1940 Act Laws, Interpretations and Exemptions. In addition, Global Growth Fund may not purchase warrants if as a result Global Growth Fund would then have more than 5% of its total assets (taken at current value) invested in warrants. In addition, notwithstanding anything to the contrary, Global Growth Fund and International Equity Fund may not: acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph

(F) or (G) of Section 12 (d)(1) of the 1940 Act so long as it is a fund in which one or more of the JennisonDryden Allocation Funds (which are series of Prudential Investment Portfolios, Inc., Registration Nos. 33-61997, 811-7343) may invest. Finally, International Equity Fund will not change its non-fundamental investment policy to invest at least 80% of its investable assets (net assets plus borrowings made for investment purposes) in common stock and preferred stock of foreign companies unless it provides 60 days prior written notice to its shareholders. Although not fundamental, Growth Fund has the following non-fundamental investment restrictions. Growth Fund: (1) will not change its policy to invest at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States unless it provides 60 days prior written notice to its shareholders, (2) will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of CFTC regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of Growth Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of Growth Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets, (3) Growth Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short, (4) does not currently intend to purchase securities on margin, except that Growth Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin, (5) does not currently intend to purchase securities of other investment companies, except in compliance with the 1940 Act or the conditions of any order of exemption from the SEC regarding the purchase of securities of money market funds managed by the relevant subadviser or its affiliates, (6) may not mortgage or pledge any securities owned or held by Growth Fund in amounts that exceed, in the aggregate, 15% of Growth Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts, (7) does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market, and (8) may not invest in companies for the purpose of exercising control of management.

Risks of Investing in the Funds

As set forth below, the principal investment risks associated with an investment in a Target Fund are substantially similar to the principal investment risks associated with an investment in International Equity Fund.

General Equity Risk. Like all investments, an investment in any of the Funds involves risk. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. No assurance can be given that the Funds will meet their respective investment objectives. Because each Fund invests primarily in common stock and preferred stock, there is the risk that the value of a particular security purchased by a Fund could go down and you could lose money.

Market Risk and Foreign Securities Risk. In addition to an individual stock losing value, the value of equity markets could go down. Investing in foreign securities subjects the Funds to additional risks. Foreign markets, economies, and political systems may not be as stable as those in the U.S. and may involve additional risk. Foreign markets tend to be more volatile than U.S. markets and generally are not subject to regulatory requirements comparable to those in the U.S. Additionally, adverse changes in the value of foreign currencies can cause losses. Foreign securities may also be less liquid than U.S. stocks and bonds. Also, differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information. Finally, because each Fund may invest a large portion of its assets in a few countries or region of the world, each Fund's investments can be geographically concentrated. This can result in more pronounced risks based upon economic conditions that impact a single country or region more or less than other countries or regions.

Emerging Markets. The risks of investing in foreign securities are heightened for emerging markets securities. Moreover, emerging markets securities present additional risks that should be considered carefully by an investor in any Fund. Investing in emerging markets securities involves exposure to economies that are less diverse and mature, and political and legal systems that are less stable, than those of developed markets. In addition, investment decisions by international investors particularly with concurrent buying or selling programs, have a greater effect on securities prices and currency values than in more developed markets. As a result, emerging markets securities have historically been, and may continue to be, subject to greater volatility and share price declines than securities issued by U.S. corporations or companies in other markets that are considered developed. Many emerging markets have also experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative impact on securities prices.

Investing Style Risk — The Funds follow different investment styles. Each of Global Growth Fund and Growth Fund pursues a "growth" investing style, Value Fund pursues a "value" investing style, and International Equity Fund pursues a "core" investing style (i.e., a style with growth and value characteristics). Historically, growth, value, and core investments have performed best during different stages of economic and market expansions. Therefore, each of these investing styles may go in and out of favor over time. At times when one of these investing styles is out of favor, a Fund may underperform other equity funds that use different investing styles.

Fixed-Income Obligations. To the extent the Funds invest in fixed-income obligations, the investments are subject to credit risk, market risk with respect to the value of the investment, interest rate risk, and call and redemption risk. Credit risk is the risk that the relevant issuer may be unable to make principal and interest payments when they are due. Market risk is the risk that these securities may lose value because there is a lack of confidence in the issuer or in the bond's insurer. Interest rate risk is the risk that prices of fixed-income obligations generally increase when interest rates decline and decrease when interest rates increase. Stated otherwise, bond prices and the net asset value per share (NAV) for each Fund generally move in the opposite direction from interest rates. Prices of longer-term securities generally change more (i.e., decline) in response to interest rate changes than prices of shorter-term securities. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management. Each Fund also faces call and redemption risk. A bond's issuer may call a bond for redemption before it matures. If this happens to a bond a Fund holds, the Fund may lose income and may have to invest the proceeds in bonds with lower yields.

Derivatives. The Funds may use investment strategies, such as derivative investing, that involve risk. The Funds use these risk management techniques to try to preserve assets or enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Funds that would not otherwise have occurred. Derivatives can increase share price volatility and those that involve leverage could magnify losses.

Federal Income Tax Considerations

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), and intends to continue to so qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or two or more issuers that are controlled by the Fund and are determined, pursuant to Department of Treasury regulations, to be in the same, similar or related trades or businesses. As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's distribution requirements.

The Reorganizations may lead to various tax consequences, which are discussed under the caption "Tax Consequences of the Reorganizations."

Form of Organization

Each of Global Growth Fund, Value Fund, and International Equity is a series of World Fund, which is an open-end management investment company, organized as a Maryland corporation. World Fund is authorized to issue 1.5 billion shares of capital stock, par value $0.01 per share, which is currently divided into three series. Each series is divided into four classes, Class A, Class B, Class C and Class Z. Growth Fund is a series of SP Mutual Funds, which is an open-end management investment company, organized as a Maryland corporation. SP Mutual Funds is authorized to issue 5.5 billion shares of capital stock, par value $0.001 per share, 150,000,000 of which are designated as shares of Growth Fund, which are each further divided into Class A, Class B, Class C, Class L, Class M, Class X and New Class X shares. The rights and terms of Class X and New Class X shares are almost identical, so for ease of reference, SP Mutual Funds sometimes provides combined expenses, capitalization, financial and other information for "New Class X" and "Class X" and refers to all such shares as "Class X." The principal difference between outstanding shares of the two classes is that Class X shares issued prior to August 17, 1998 are subject to automatic conversion to Class A approximately 8 years after purchase, while New Class X shares, meaning Class X shares issued on or after August 17, 1998, are subject to automatic conversion to Class A shares approximately 10 years after purchase. You should be aware that if you hold shares referred to as "Class X," your conversion rights are determined by the date you purchased your shares.

If the Reorganization is approved with respect to Global Growth Fund, International Equity Fund will authorize and issue one additional class of shares to be designated "Class F" that will have distribution and redemption fees equivalent to the current Class B shares of Global Growth Fund. The rights and terms of Class B shares of International Equity Fund and the Class F shares to be offered by International Equity Fund are almost identical, so for ease of reference the Company sometimes provides combined capitalization, financial and other information for the "Class B" and the "Class F" and herein refers to all such shares as "Class B," unless noted otherwise. The principal differences between the classes is that the Class B shares of International Equity Fund have a higher 12b-1 fee than the Class F shares of International Equity Fund and that holders of Class B shares in other funds in the mutual fund complex may exchange into the Class B shares of International Equity Fund, while such shareholders may not exchange into the Class F shares (although the holders of Class F shares may exchange into Class B shares of another fund in the mutual fund complex). If the Reorganization relating to Growth Fund is approved, International Equity Fund will authorize and issue four additional classes of shares that will be equivalent to Class L, Class M, Class X and New Class X shares of Growth Fund.

Management of the Funds

American Skandia Investment Services, Inc. (ASISI), One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-managers of Growth Fund pursuant to an investment management agreement with SP Mutual Funds, on behalf of Growth Fund (the SP Mutual Funds Management Agreement). PI serves as manager of each of Global Growth Fund, Value Fund, and International Equity Fund pursuant to an investment management agreement with World Fund, on behalf of each of Global Growth Fund, Value Fund, and International Equity Fund (the World Fund Management Agreement and, together with the SP Mutual Funds Management Agreement, the Management Agreements). As of June 30, 2006, PI served as the investment manager or co-manager to all of the Prudential Financial, Inc. U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $____ billion. As of June 30, 2006, ASISI served as the co-manager to certain of the

Prudential Financial, Inc. U.S. open-end investment companies. For ease of reference, the term "Manager" is used from time to time to refer to PI as it relates to Global Growth Fund, Value Fund, and International Equity Fund and to PI and ASISI jointly as it relates to Growth Fund.

Pursuant to the Management Agreements, the Manager administers each Fund's business affairs and supervises each Fund's investments. Subject to approval by the relevant Board of Directors, the Manager may select and employ one or more subadvisers for each Fund, who will have primary responsibility for determining what investments the Fund will purchase, retain and sell. In evaluating a prospective subadviser, the Manager considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of and supervising the Funds' subadvisers. Under the SP Mutual Funds Management Agreement, PI (as co-manager) will provide supervision and oversight of ASISI's investment management responsibilities with respect to SP Mutual Funds, including Growth Fund.

The Manager and the Funds operate under an exemptive order (the Order) from the SEC that generally permits the Manager to enter into or amend agreements with subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with a subadviser. Shareholders of a Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of that Fund. Each Fund will notify shareholders of any new subadvisers or material amendments to subadvisory agreements pursuant to the Order.

The Manager currently engages the subadvisers listed below to manage the investments of the Funds in accordance with that Fund's investment objective, policies and limitations and any investment guidelines established by the Manager. Each subadviser is responsible, subject to the supervision and control of the Manager, for the purchase, retention and sale of securities in a Fund's investment portfolio under its management.

Jennison Associates LLC (Jennison), 466 Lexington Avenue, New York, NY 10017, is the investment subadviser to Global Growth Fund since March 28, 2001. As of March 31, 2006, Jennison had managed in excess of $75 billion in assets. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990.

Daniel J. Duane, CFA, is the portfolio manager for Global Growth Fund. Mr. Duane has final authority over all aspects of such Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Mr. Daniel J. Duane is a Managing Director of Jennison, which he joined in October 2000. Prior to joining Jennison, he was a Managing Director within Prudential's Public Equity Unit. Previously, Mr. Duane was in charge of all global equity investments at First Investors Asset Management, managed a portion of TIAA-CREF's global portfolio and was a research analyst at Value Line. He earned a dual A.B. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. Mr. Duane also was a Fulbright Scholar at the University of Tubingen in Germany. He has managed or co-managed Global Growth Fund since 1991.

The portfolio manager for Global Growth Fund is supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio manager in all activities. Members of the team may change from time to time.

William Blair & Company, L.L.C. ("William Blair"), located at 222 West Adams Street, Chicago, Illinois 60606, serves as subadviser to Growth Fund. Since its founding in 1935, the firm has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital.

The portfolio manager responsible for the day-today management of the Growth Fund is W. George Greig. Mr. Greig is a principal of William Blair and joined the firm in 1996 as an international portfolio manager and has managed the Fund since William Blair became its sub-advisor in November 2002.

LSV Asset Management (LSV) and Thornburg Investment Management, Inc. (Thornburg) are the subadvisers to Value Fund, and have served as such since December 14, 2004. Prior to December 14, 2004, the subadviser to Value Fund was Bank of Ireland Asset Management (U.S.) Limited. PI has responsibility for all investment advisory services, supervises LSV and Thornburg and pays LSV and Thornburg for their services.

LSV was formed in 1994, and is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of September 30, 2005, LSV had approximately $46.7 billion in assets under management. LSV's address is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Thornburg is an independent, employee-owned investment management firm located in Santa Fe, New Mexico. The firm was founded in 1982 and began providing investment management services to clients in 1984. Thornburg uses a fundamental, bottom-up approach to investing which centers on the intrinsic value of each investment. Thornburg advises the Thornburg family of mutual funds and manages separate portfolios for select individuals and institutions. As of September 30, 2005, Thornburg had approximately $16.15 billion in assets under management. Thornburg's address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

Josef Lakonishok, Robert Vishny, Menno Vermuelen, CFA and Puneet Mansharamani serve as co-portfolio managers for the segment of Value Fund advised by LSV. Mr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign. Mr. Vishny has served as a Partner and Portfolio Manager of LSV since its founding in 1994. He has more than 18 years of investment and research experience. In addition to his duties at LSV, Mr. Vishny serves as the Eric J. Gleacher Professor of Finance at the University of Chicago. Mr. Vermuelen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment experience. Prior to joining LSV, Mr. Vermuelen served as a portfolio manager for ABP Investments. Messrs. Lakonishok, Vishny and Vermuelen have managed the segment of the Series advised by LSV since LSV became a subadviser to the Series in December 2004. Puneet Mansharamani, CFA, is a Partner and Portfolio Manager of LSV. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation. His responsibilities included project management, systems development and designing financial and analytical applications for the Worldwide Web. Prior to this experience, Mr. Mansharamani was a Systems Consultant for Maximations, Inc. where he was responsible for systems development and programming Mainframe and databases used to calculate revenue streams as well as executive reporting. Mr. Mansharamani was also a Systems Analyst for Case Western Reserve University. Mr. Mansharamani earned a B.S. in Engineering from Delhi University, Delhi College of Engineering in 1997 and an M.S. in Engineering at Case Western Reserve University, Case School of Engineering (2001). Mr. Mansharamani began managing the segment of the Series advised by LSV on January 1, 2006.

William V. Fries, CFA, a Managing Director of Thornburg, Wendy Trevisani, also a Managing Director of Thornburg, and Lei Wang are the portfolio managers for the segment of Value Fund advised by Thornburg. Mr. Fries serves as the lead portfolio manager for the segment of Value Fund advised by Thornburg. Before joining Thornburg in May 1995, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company. Mr. Fries has managed the segment of the Series advised by Thornburg since Thornburg became a subadviser to the Series in December 2004. Before joining Thornburg in March 1999, Ms. Trevisani served as an institutional sales representative for Salomon Smith Barney in both New York City and London. Ms. Trevisani holds an MBA degree with a concentration in Finance from Columbia University, and a BA in International Relations from Bucknell University.

Lei Wang joined Thornburg Investment Management in 2004 as an Associate Portfolio Manager. Prior to joining Thornburg, Mr. Wang served as a research analyst at Enso Capital Management LLC in New York City. He has also worked as a Financial Associate at Deutsche Bank in both London and New York City. Previously, Mr. Wang was an Analyst with The People's Bank of China (China's central bank) in Shanghai, China. He completed his BA and MA at East China Normal University and received his MBA in Finance from New York University. He has earned the right to use the CFA designation and is a member of the CFA Institute and Security Analyst Society of New York.

Quantitative Management Associates LLC (QMA) is the subadviser to International Equity Fund. QMA is a wholly-owned subsidiary of Prudential Investment Management, Inc. QMA manages equity and balanced portfolios for institutional and retail clients. As of March 31, 2006, QMA had approximately $55 billion in assets under management (including approximately $6 billion in assets for which QMA, as balanced manager, allocates to affiliated and unaffiliated managers). The address of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

QMA typically follows a team approach in the management of its portfolios. QMA uses a disciplined investment process based on fundamental data, driven by its quantitative investment models. QMA incorporates into its investment process insights gained from its original research and the seasoned judgment of its portfolio managers and analysts. PI has responsibility for all investment advisory services, supervises QMA and pays QMA for its services.

The members of QMA's portfolio management team with primary responsibility for managing International Equity Fund are listed below.

Margaret S. Stumpp, PhD is the Chief Investment Officer of QMA. Maggie is responsible for portfolio management and investment strategy for International Equity Fund. She is portfolio manager for QMA's enhanced index equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Maggie joined QMA's predecessor in 1987. She has published articles on finance and economics in numerous publications, including, The Financial Analysts Journal, The Journal of Portfolio Management, The Journal of Investment Management and Award Papers in Public Utility Economics. Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University.

John Van Belle, PhD is a Managing Director of QMA. John is responsible for portfolio management and investment strategy for International Equity Fund. He manages QMA's global balanced portfolios, domestic balanced funds, and equity portfolios for foreign-based full-service clients. Prior to joining QMA's predecessor in 1983, John was a vice president in Currency Management Consulting Groups at both Bankers Trust and Citibank. He began his career in the research department at the Federal Reserve Bank of New York. Before that he taught Economics and Finance at the University of Virginia and Rutgers Graduate School of Management. He has published numerous articles in the fields of Economics and Finance. John earned a BS in Economics from St. Joseph's College and holds a PhD in Economics from the University of Virginia.

Ted Lockwood is a Managing Director of QMA. Ted is responsible for portfolio management and investment research for International Equity Fund. Ted is responsible for managing portfolios, investment research, and new product development for QMA. Ted joined QMA's predecessor in 1988. Previously, Ted was with AT&T and a member of the technical staff at AT&T Bell Laboratories. Ted graduated summa cum laude with a BE in Engineering from Stony Brook University and received an MS in Engineering and an MBA in Finance from Columbia University.

Peter Xu, PhD is a Managing Director of QMA. Peter is responsible for portfolio management and investment research for International Equity Fund. He conducts equity market research, the results of which are used in QMA's stock selection process for all quantitative core equity portfolios. He has published articles in various journals, including The Financial Analysts Journal, The Journal of Portfolio Management, Review of Quantitative Finance and Accounting, and Review of Pacific Basin Financial Markets and Policies. Prior to joining QMA's predecessor in 1997, Peter taught in the business school at the University of Houston. He earned a BS in Nuclear Physics from Fudan University in Shanghai, an MA in Economics from Rice University, and a PhD in Finance from the University of Houston.

Betty Sit Tong is an Investment Associate for QMA. Betty is responsible for portfolio management and trading for International Equity Fund. She co-manages certain QMA global index portfolios. She is also responsible for trading foreign and domestic equities, foreign exchange, and derivative instruments. Prior to joining QMA's predecessor in 1994, Betty was employed by Prudential Equity Management Associates. She joined The Prudential Insurance Company of America in 1981. Betty earned a BA in Psychology from Princeton University.

Subsequent to the consummation of the Reorganization(s), QMA will continue to serve as the subadviser for International Equity Fund, the surviving fund, although the portfolio managers for International Equity Fund could change at any time prior to and after the consummation of the Reorganization(s). If the Manager determines that such portfolio manager change is not in the best interests of International Equity Fund and its shareholders, then pursuant to the Order, QMA may be replaced without prior shareholder approval, subject to Board approval. If such change occurs prior to any of the Meetings, you will be notified and you may change your vote for the proposal as described herein under "Voting Information – Revocation of Proxies."

Additional Information About the Portfolio Managers

Set out below is additional information with respect to the portfolio managers for the Funds. Unless noted otherwise, all information is provided as of October 31, 2005.

Other Accounts Managed by Portfolio Manager

The table below identifies, for the portfolio managers referenced above, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies (RICs), other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

Portfolio Manager	RIC Accounts Managed	Assets of RIC Managed	Other Pooled Accounts Managed	Assets of Other Pooled Accounts Managed		Other Accounts Managed	Assets of Other Accounts Managed
Daniel J. Duane (Jennison)	2	$32,162,000	2	$458,862,000		1	$763,459,000
John Van Belle** (QMA)	3	793,148,926	9	1,765,796,191	*	7	1,903,098,447	*
						1	185,682,593
W. George Greig (William Blair)	7	6,167,000	14	3,521,000		1,392	5,688,600
Josef Lakonishok (LSV),	22	5,800,000	19	3,500,000		446	36,800,000
						17	1,700,000
Robert Vishny (LSV)	22	5,800,000	19	3,500,000		446	36,800,000
						17	1,700,000
Menno Vermuelen (LSV)	22	5,800,000	19	3,500,000		446	36,800,000
						17	1,700,000
Puneet Mansharamani (LSV)	18	6,300,000	20	4,700,000		445	42,500,000
						17	1,700,000
Wendy Trevisani (Thornburg)	2	6,000,000	None	None		88	5,000,000
						1	700,000
William V. Fries (Thornburg)	2	6,000,000	None	None		88	5,000,000
						1	700,000
Lei Wang*** (Thornburg)	0	0	0	0		0	0
Margaret S. Stumpp** (QMA)	11	4,126,961,718	8	3,827,306,704	*	17	4,987,475,601	*
						4	1,844,984,765
Ted Lockwood** (QMA)	6	904,042,680	None	None		10	2,789,562,953	*
Peter Xu** (QMA)	3	1,159,145,183	None	None		None	None
Betty Tong** (QMA)	1	472,269,799	None	None		None	None

*  "Other Pooled Investment Accounts" includes commingled insurance company separate accounts, commingled trust funds and non-U.S. mutual funds. "Other Accounts" includes single client accounts and managed accounts. Managed accounts are counted as one account per managed account platform and the asset allocation program is counted as one account.

**  Certain of the accounts listed in the chart above are managed by one or more of the named portfolio managers. These accounts are included in the account and asset totals for each of the applicable portfolio managers.

***  As of December 31, 2005.

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Global Growth Fund	JENNISON:

Compensation

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

The portfolio managers' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly.

The following factors will be reviewed for Daniel J. Duane, portfolio manager to Global Growth Fund:

• One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to pre-determined passive indices, such as the Morgan Stanley Capital International (MSCI) World Index, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

• Historical and long-term business potential of the product strategies;

• Qualitative factors such as teamwork and responsiveness; and

• Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

Potential Conflicts of Interest

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio.

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Global Growth Fund (concluded)	Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs, and the allocation of transactions across multiple accounts. Currently, while no equity accounts under Jennison's management have performance fees, some accounts have higher fees than others. These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

Growth Fund

William Blair & Company, L.L.C.:

Compensation

The compensation of William Blair portfolio managers is based on the firm's mission: "to achieve success for its clients." The Fund's portfolio manager is a principal of William Blair, and as of October 31, 2004 his compensation consists of a base salary, a share of the firm's profits and, in some instances, a discretionary bonus. The portfolio manager's compensation is determined by the head of William Blair's Investment Management Department, subject to the approval of the firm's Executive Committee. The base salary is fixed and the portfolio manager's ownership stake can vary over time based upon the portfolio manager's sustained contribution to the firm's revenue, profitability, long-term investment performance, intellectual capital and brand reputation. In addition, the discretionary bonus (if any) is based, in part, on the long-term investment performance, profitability and assets under management of all accounts managed by the portfolio manager, including the Fund.

Potential Conflicts of Interest

Since the portfolio manager manages other accounts in addition to the Fund, conflicts of interest may arise in connection with the portfolio manager's management of the Fund's investments on the one hand and the investments of such other accounts on the other hand. However, William Blair has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades.

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Value Fund	LSV Asset Management

Compensation

Compensation consists of a salary and a discretionary bonus. Each of Messrs. Lakonishok, Vishny, Vermeulen, and Mansharamani is a partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual's leadership and contribution to the strategic planning and developments of the investment group.

Potential Conflicts of Interest

There are no material conflicts of interest. LSV has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Thornburg Investment Management, Inc. Compensation

Compensation for investment professionals includes a base salary, annual bonus, profit sharing plan, and potential for ownership. While an individual's contribution is important in establishing an appropriate compensation level, the performance of the team and product is more critical in determining total compensation. Ownership participation varies and is based on tenure and level of contribution to the firm.

Potential Conflicts of Interest

No conflicts of interest exist. All accounts are managed to a model portfolio, and trades for all accounts are performed on a random rotation basis so that no one account is advantaged over another pursuant to trade allocation policies and procedures.

International Equity Fund	QMA

Compensation

Investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

The size of the annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance (pre-tax) of portfolios on a 1-year and 3-year basis relative to appropriate market peer groups or benchmarks, and 2) business results as measured by QMA's pre-tax net income, based on planned and reasonably anticipated expenses. QMA regularly benchmarks its compensation program against leading asset management firms to monitor competitiveness.

An investment professional's long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA advised accounts, and (ii) 20% of the value of the grant consists of stock options and restricted stock of Prudential Financial, Inc. (QMA's ultimate parent company). The size of the long-term incentive pool is determined by Prudential Financial based on a percentage of the aggregate compensation of QMA's eligible employees. The long-term incentive grants are subject to vesting requirements.

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
International Equity Fund (continued)	Each investment professional's incentive compensation payment including the annual cash bonus and long-term incentive grant is primarily determined by how significantly he/she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual's qualitative contributions to the organization.

Potential Conflicts of Interest

QMA is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. and as such is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. QMA portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts, and various pooled investment vehicles. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. QMA aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including International Equity Fund.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. QMA has developed policies and procedures designed to address these potential conflicts of interest.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for International Equity Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by World Fund and reviewed by the independent directors of World Fund.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security QMA may purchase or sell on behalf of International Equity Fund, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of QMA's relationship with Prudential Financial and its other affiliates. Also, QMA may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for International Equity Fund. QMA generally is able to avoid a variety of potential conflicts due to the possession of material, non-public information by maintaining "Information Barriers" to prevent the transfer of information between affiliates.

Certain affiliates of QMA develop and may publish credit research that is independent from the research developed within QMA. QMA may hold different opinions on the investment merits of a given security, issuer or industry such that QMA may be purchasing or holding a security for International Equity Fund and an affiliated entity may be selling or recommending a sale of the same security or other securities of the issuer. Conversely, QMA may be selling a security for International Equity Fund and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, QMA's affiliated brokers or investment advisers may be executing transactions in the market in the same securities as International Equity Fund at the same time.

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
International Equity Fund (continued)	With respect to the management of International Equity Fund, QMA may cause securities transactions to be executed concurrently with authorizations to purchase or sell the same securities for other accounts managed by QMA, including proprietary accounts or accounts of affiliates. In these instances, the execution of purchases or sales, where possible, is allocated equitably among the various accounts (including International Equity Fund).

QMA may buy or sell, or may direct or recommend that another person buy or sell, securities of the same kind or class that are purchased or sold for International Equity Fund, at a price which may be different from the price of the securities purchased or sold for International Equity Fund. In addition, QMA may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by QMA may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark. Also, large clients generate more revenue for QMA than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to QMA of favoring accounts that pay a higher fee or generate more income for QMA. To address this conflict of interest, QMA has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

Conflicts of interest may also arise in connection with securities holdings. Prudential Financial, the general account of The Prudential Insurance Company of America, QMA's proprietary accounts and accounts of other affiliates (collectively, the "Affiliated Accounts") may at times have various levels of financial or other interests, including but not limited to portfolio holdings, in companies whose securities may be held or purchased or sold in QMA's client accounts. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by QMA on behalf of its client accounts. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus QMA may invest client assets in the securities of companies with which QMA or an affiliate of QMA has a financial relationship, including investment in the securities of companies that are advisory clients of QMA.

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
International Equity Fund (concluded)	It is anticipated that there will be situations in which the interests of a client account in a portfolio company may conflict with the interests of one or more Affiliated Accounts or other client accounts managed by QMA or its affiliates. This may occur because Affiliated Accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as the client account but at different levels in the capital structure. While these conflicts cannot be eliminated, QMA has implemented policies and procedures designed to ensure that, notwithstanding these conflicts, investments of its clients are managed in their best interests.

Portfolio managers may advise Affiliated Accounts. In addition, the value of a portion of the long-term incentive grant of certain investment professionals will increase or decrease based on the annual performance of certain advised accounts of QMA (the "LT Accounts") over a defined time period. As a result of (i) the management of the Affiliated Accounts, and (ii) long-term compensation reflecting the performance of the LT Accounts, QMA's portfolio managers from time to time have certain direct and indirect financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of QMA's client accounts, and each Affiliated Account or LT Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with QMA's fiduciary obligations.

QMA also engages in short sales for certain of its advisory clients (i.e., the sale of a borrowed security). For these clients, QMA may take a short position in securities that are held long in other client portfolios. QMA has adopted documentation and monitoring requirements to address the conflicts of interest that arise due to the management of long-short portfolios alongside long-only portfolios.

QMA follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.

Portfolio Manager Securities Ownership. The table below identifies, for each portfolio manager, ownership of Fund securities by that portfolio manager.

Fund	Portfolio Manager(s)	Ownership of Securities
Global Growth Fund	Daniel J. Duane (Jennison)	$100,001-$500,000

Growth Fund	W. George Greig (William Blair)	None

Value Fund	Josef Lakonishok (LSV) Robert Vishny (LSV) Menno Vermuelen (LSV) Puneet Mansharamani (LSV) William V. Fries (Thornburg) Wendy Trevisani (Thornburg) Lei Wang (Thornburg)	None None None None None None None

Equity Fund	John Van Belle (QMA) Margaret S. Stumpp (QMA) Ted Lockwood (QMA) Peter Xu (QMA) Betty Tong (QMA)	None None $100,001-$500,000 None $10,001-$50,000

Investment Management Fees

Pursuant to the SP Mutual Funds Management Agreement, ASISI receives a monthly investment management fee for the performance of its services for Growth Fund. PI does not receive a fee for its management of Growth Fund. Pursuant to the World Fund Management Agreement, PI receives a monthly investment management fee for the performance of its services for each of Global Growth Fund, Value Fund, and International Equity Fund. These investment management fees are accrued daily for the purposes of determining the sale and redemption price of each Fund's shares. The Funds pay the Manager an investment management fee, stated as a percentage of the Fund's average daily net assets, as set forth below. As a result, if the Plan is approved, Target Fund shareholders will pay investment management fees at a lower rate.

Fund	Annual Investment Management Fee Rate
Global Growth Fund	0.75% to $1 billion;
0.70% over $1 billion
Growth Fund	1.00% to $500 million;
0.95% next $500 million;
0.90% $1 billion and over
Value Fund	1.00% to $300 million;
0.95% next $700 million;
0.90% $1 billion and over
International Equity Fund	0.85% to $300 million;
0.75% next $1.2 billion;
0.70% over $1.5 billion and over

During the fiscal year ended October 31, 2005, Global Growth Fund paid $3,050,219 in investment management fees to PI, Growth Fund paid $2,694,795 in investment management fees to ASISI, Value Fund paid $3,577,108 in investment management fees to PI, and International Equity Fund paid $1,199,342 in investment management fees to PI. During the six-month period ended April 30, 2006, Global Growth Fund paid $1,562,452 in investment management fees to PI, Growth Fund paid $1,322,927 in investment management fees to ASISI,

Value Fund paid $1,324,069 in investment management fees to PI, and International Equity Fund paid $1,292,237 in investment management fees to PI.

ASISI, as co-manager of Growth Fund, and PI, as manager of each of Global Growth Fund, Value Fund, and International Equity Fund, pays the relevant subadviser a portion of its management fee for the performance of the subadvisory services at no additional cost to the Funds. The relevant subadvisory annual fee rates are set forth below.

Fund/Subadviser	Annual Subadvisory Fee Rate
Global Growth Fund/Jennison	0.375% on Fund's average daily net assets
Growth Fund/William Blair	0.30% to and including $500 million;
0.25% next $500 million;
0.20% $1 billion and over
Value Fund/LSV	0.45% to and including $150 million;
0.425% next $150 million;
0.40% next $150 million;
0.375% next $300 million;
0.35% over $750 million
Value Fund/Thornburg	0.35% up to and including $100 million;
0.30% over $100 million
International Equity Fund/QMA	0.425% to and including $300 million;
0.375% next $1.2 billion;
0.35% over $1.5 billion

Distribution Plan

American Skandia Marketing, Incorporated (ASM) and Prudential Investment Management Services LLC (PIMS) jointly serve as the principal underwriter and distributor for Growth Fund. PIMS also serves as the principal underwriter and distributor for each of Global Growth Fund, Value Fund, and International Equity Fund. For ease of reference, the term "Distributor" is used from time to time to refer to PIMS as it relates to each of Global Growth Fund, Value Fund, and International Equity Fund and to PIMS and ASISI jointly as it relates to Growth Fund. World Fund and SP Mutual Funds have adopted a Distribution and Service Plan (commonly known as a 12b-1 Plan) for each class of shares (other than Class Z shares of Global Growth Fund, Value Fund, and International Equity Fund)to compensate the Distributor for its services and expenses in distributing shares and servicing shareholder accounts. Under the 12b-1 Plan for each share class, each Fund is authorized to pay the Distributor at the following annual rates for assets attributable to the indicated share class:

Share Class	Rate
Class A (1)	0.30% of the Fund's average daily net assets attributable to Class A shares

Class B (International Equity, Growth Fund, and Value Fund) (2)	1.00% of the average daily net assets attributable to Class B shares of International Equity Fund, Growth Fund, and Value Fund

Class B (Global Growth Fund) (2)	0.75% of Global Growth Fund's average daily net assets attributable to Class B shares

Class F (2)	0.75% of the Fund's average daily net assets attributable to Class F shares

Class C	1.00% of the Fund's average daily net assets attributable to Class C shares

Class L (3)	0.50% of the Fund's average daily net assets attributable to Class L shares

Class M (3)	1.00% of the Fund's average daily net assets attributable to Class M shares

Class X (3)	1.00% of the Fund's average daily net assets attributable to Class X shares

Class Z (4)	None

(1)  The Distributor has contractually agreed until February 28, 2007 to reduce its distribution and service (12b-1) fees for Class A shares of the Funds to 0.25% of each Fund's average daily net assets attributable to Class A shares. Without such contractual fee waiver the 12b-1 fees for each Fund's Class A shares would be 0.30%.

(2)  As depicted in the table, the current Class B shares of Global Growth Fund and International Equity Fund have different Rule 12b-1 fees. The proposed Class F shares of International Equity Fund will have the same 12b-1 fee as the Class B shares of Global Growth Fund. Pending approval of the Reorganization by Global Growth Fund shareholders, International Equity Fund will offer Class F shares to accommodate Global Growth Fund's Class F shareholders.

(3)  Currently, only Growth Fund offers Class L, Class M, Class X and New Class X shares. Pending approval of the Growth Fund Reorganization by shareholders, International Equity Fund will offer Class L, Class M, Class X and New Class X shares to accommodate holders of Class L shares, Class M shares, Class X shares, and New Class X shares of Growth Fund.

(4)  Global Growth Fund, Value Fund, and International Equity Fund offer Class Z shares. Only Growth Fund does not have Class Z shares. Class Z shares are not subject to any distribution or service fees.

Because these fees are paid out of each Fund's assets on an ongoing basis, these fees may, over time, increase the cost of an investment in that Fund and may be more costly than other types of sales charges.

Valuation

In connection with each Reorganization, each whole and fractional share of each class of a Fund will be exchanged for whole or fractional shares of equal dollar value of the corresponding class of International Equity Fund. The share value of a mutual fund – known as the net asset value per share or NAV – is determined by a simple calculation: it is the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund – or the NAV – is $10 ($1,000 divided by 100).

Each Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the relevant Board. A Fund also may use fair value pricing if it determines that the market quotation is not reliably based, among other things, on events or market conditions that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. A Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or subadvisers) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Fund uses to determine its NAV may differ from the security's quoted or published price. If a Fund needs to implement fair value pricing after the NAV publishing deadline, but before shares of a Fund are processed, the NAV you receive or pay may differ from the published NAV price.

For purposes of computing a Fund's NAV, the Fund's futures contracts will be valued at the last sale or bid price prior to the close of trading on the New York Stock Exchange (NYSE) that day. Except when a Fund fair values securities, each foreign security held by a Fund is normally valued as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for a Fund's securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

Each Fund's NAV is determined once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. On days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, the Funds will not price, and you will not be able to purchase, redeem or exchange a Fund's shares even though the value of these securities may have changed. Conversely, each Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. On days there are no orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV, the Funds' NAVs may not be determined.

Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of those funds daily.

Although the legal rights of each class of shares of each Fund are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. NAV is calculated separately for each class of each Fund. The NAVs of Class B and Class C of each Fund's shares will generally be lower than the NAV of Class A and Class Z shares of each Fund as a result of the larger distribution-related fee to which Class B and Class C are subject. It is expected, however, that the NAV of each Fund's share classes will tend to converge immediately after the recording of dividends, if any, that will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Portfolio Holdings

In addition to the description contained herein, a description of each Fund's policies and procedures with respect to the disclosure of that Fund's portfolio securities is also contained in that Fund's prospectus, SAI and on that Fund's website (for Growth Fund, see www.strategicpartners.com, and for Global Growth Fund, Value Fund, and International Equity Fund, see www.jennisondryden.com). Each Fund will provide a full list of its portfolio holdings as of the end of the fiscal quarter on its website within approximately 30 days after the end of the month. Each Fund's portfolio holdings are made public, as required by law, in the Fund's annual and semi-annual reports and on Form N-Q. In addition, each Fund may release the Fund's top ten holdings, sector and country breakdowns, and largest industries, as applicable, on a quarterly or monthly basis with the information 15 days prior to the release. Such information will be posted to the relevant Fund's website.

When authorized by the Chief Compliance Officer (CCO) and another officer of either World Fund or SP Mutual Funds, portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute a Fund's shares, third-party providers of auditing, custody, proxy voting and other services for such Fund, rating and ranking organizations, and certain affiliated persons of such Fund, as described below. The procedures utilized to determine eligibility are set forth below.

Procedures for Release of Portfolio Holdings Information:

1. A request for release of Fund holdings shall be prepared by such third parties setting forth a legitimate business purpose for such release which shall specify the Fund, the terms of such release and frequency (e.g. level of detail staleness). Such request shall address whether there are any conflicts of interest between a Fund and the Investment Manager, Subadviser, Distributor or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund.

2. The request shall be forwarded to PI's Product Development Group and to the CCO of the Fund, or his delegate, for review and approval.

3. A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the fund holdings information.

4. An officer of World Fund or SP Mutual Funds shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.

5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of fund holdings information.

6. PI's Fund Administration Department shall arrange for the release of fund holdings information by PFPC Trust Company (for Growth Fund) and The Bank of New York (for Global Growth Fund, Value Fund, and International Equity Fund) (collectively, the Custodian Banks)

As of the date of this Prospectus/Proxy Statement, each Fund will provide:

1. Traditional External Recipients/Vendors

•  Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

•  Full holdings on a daily basis to ISS (securities class action claims services administrator) at the end of each day;

•  Full holdings on a daily basis to the relevant subadviser, Custodian Banks, sub-custodian (if any are appointed) and accounting agents (which includes the Custodian Banks and any other accounting agent that may be appointed) at the end of each day;

•  Full holdings to KPMG LLP, each Fund's independent registered public accounting firm, as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and

•  Full holdings to financial printers as soon as practicable following the end of each Fund's quarterly, semi-annual and annual period-ends.

2. Analytical Service Providers

•  The trades for each Fund on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund's fiscal quarter-end;

•  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

•  Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund's CCO and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

Fund directors have approved PI's Policy for the Dissemination of Portfolio Holdings. The directors shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The directors have delegated oversight over the Fund's disclosure of portfolio holdings to the CCO.

No assurance can be given that the Funds' policies and procedures on portfolio holdings information will protect the Funds from the misuse of such information by individuals or entities that come into possession of the information.

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of a Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, a Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so a Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a Fund cannot predict how much cash it will have to invest. In addition, if a Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, a Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit Fund share prices that may be based on closing prices of foreign securities established some time before each Fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Boards of World Fund and SP Mutual Funds have adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, each Fund's transfer agent monitors trading activity on a daily basis. Each Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into such Fund and then sell those shares within a specified period of time (a round-trip transaction) as established by such Fund's CCO. The CCO is authorized to set and modify the parameters at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of a Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a suspension will be placed on purchases for that account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted.

Each Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into each Fund by a shareholder who has violated this policy. Moreover, each Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in a Fund. The transfer agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into a Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If a Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements (Intermediaries), Intermediaries maintain the individual beneficial owner records and submit to each Fund only aggregate orders combining the transactions of many beneficial owners. Each Fund itself generally cannot monitor trading by particular beneficial owners. Each Fund communicates to Intermediaries in writing that it expects the Intermediaries to handle orders on transfers by beneficial owners consistently with each Fund's policies as set forth in each Fund's prospectus and SAI on transfers by beneficial owners. Omnibus accounts and Intermediaries are treated uniformly with respect to these policies. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in each Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The transfer agent also reviews the aggregate net flows to or from a Fund in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the transfer agent to obtain additional information. The transfer agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. In that case, the shareholder will receive a return of the purchase amount. Where appropriate, the transfer agent may request that the Intermediary block a financial adviser or client from accessing each Fund. If necessary, each Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of each Fund to prevent such trading, there is no guarantee that each Fund, the transfer agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. None of the Funds or International Equity Fund has any arrangements intended to permit trading of its shares in contravention of the policies described above.

Purchases, Redemptions, Exchanges and Distributions

The purchase policies for each Fund are identical.

The offering price is the NAV per share plus any initial sales charge that applies. Class A shares of each Fund are sold at NAV plus an initial sales charge that varies depending on the amount of your investment. Class A and Class B shares of each Fund (and Class F shares of International Equity Fund after the Global Growth Fund Reorganization) are sold at NAV per share without an initial sales charge. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1% (the CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential). In addition, if Class B shares of each Fund (and Class F shares of International Equity Fund after the Global Growth Fund Reorganization) are redeemed within seven years of their purchase, a CDSC will be deducted from the redemption proceeds. Class C shares are sold at NAV per share without an initial sales charge. In addition, if Class C shares are redeemed within 12 calendar months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class L shares are subject to up to a 5.75% initial sales charge on purchases under $1 million. Investors who purchase $1 million or more of Class L shares, to the extent Class L is open to new purchases, and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a CDSC of 1% (the CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential). Class M, Class X and New Class X shares are sold subject to a CDSC of 6.00%, decreasing annually. Class L, Class M, Class X and New Class X shares are generally no longer offered for direct purchase.

Class A shares of each Fund purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase.

This table shows how the sales charge decreases as the amount of the investment increases:

Amount of Purchase	Front-end Sales Charge (as % of offering price)	Front-end Sales Charge (as % of amt. Invested)
Less than $25,000	5.50%	5.82%
$25,000 up to $49,999	5.00%	5.26%
$50,000 up to $100,000	4.50%	4.71%
$100,000 up to $250,000	3.75%	3.90%
$250,000 up to $500,000	2.75%	2.83%
$500,000 up to $1,000,000	2.00%	2.04%
$1,000,000 up to $5,000,000*	None	None*

*  If you invest $1 million or more, you can buy only class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge. (The CDSC is waived for purchases by certain retirement or benefit plans).

Class B shares of each Fund (and Class F shares of International Equity Fund after the Global Growth Fund Reorganization) do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years.

Redemptions of Class B shares of each Fund (and Class F shares of International Equity Fund after the Global Growth Fund Reorganization) will be subject to a CDSC declining from 5% to zero over a six-year period. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to the purchaser. The CDSC will be imposed on any redemption which reduces the current value of the Class B shares of each Fund (and Class F shares of International Equity Fund after the Global Growth Fund Reorganization) to an amount which is lower than the amount of all payments made by the investor for shares during the preceding six years. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of the investors shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If an investor purchases or holds shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that the investor will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares of each Fund (and Class F shares of International Equity Fund after the Global Growth Fund Reorganization):

Redemption During	Class B (and Class F of International Equity Fund after the Global Growth Fund Reorganization) CDSC (as % of amount subject to charge)
1st year after purchase	5.0%
2nd year after purchase	4.0%
3rd year after purchase	3.0%
4th year after purchase	2.0%
5th year after purchase	1.0%
6th year after purchase	1.0%
7th year after purchase	None

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class B shares of each Fund (and Class F shares of International Equity Fund after the Global Growth Fund Reorganization) made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

Class L shares of International Equity Fund and Growth Fund are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class L shares are sold at an offering price that normally equals NAV plus an initial sales charge that varies depending on the amount of the investment. In certain instances described below, however, purchases are either not subject to an initial sales charge (and the offering price will be at NAV) or will be eligible for reduced sales charges. International Equity Fund and Growth Fund receive an amount equal to the NAV to invest for the account of the purchaser. A portion of the sales charge is retained by the Distributor and a portion is allocated to the purchaser's dealer. The Distributor may allocate the entire amount of the initial sales charge to dealers for all sales occurring during a particular period. The front-end sales charge rates are as follows:

Amount of Purchase	Front-end Sales Charge (as % of offering price)	Front-end Sales Charge (as % of amt. Invested)
Less than $50,000	5.75%	6.10%
$50,000 up to $100,000	5.00%	5.26%
$100,000 up to $250,000	4.00%	4.17%
$250,000 up to $500,000	3.00%	3.09%
$500,000 up to $1 million	2.25%	2.30%
$1,000,000 up to $4,999,999	None	1.00%*
$5,000,000 up to $9,999,999	None	0.50%*
$10,000,000 up to $9,999,999,999	None	0.25%*

*  For investments of $1 million to $4,999,999, the dealer reallowance is 1.00%. For investments of $5 million to $9,999,999, the dealer reallowance is 0.50%. For investments of $10 million and above, the dealer reallowance is 0.25%.

There is no initial sales charge on purchases of Class L shares of International Equity Fund and Growth Fund in the following cases:

•  Purchases aggregating $1 million or more;

•  Purchases by an employer-sponsored retirement plan under Section 403(b) of the Code that features an employer contribution or "match"; or

•  Purchases by an employer-sponsored retirement plan under Section 401(a) of the Code (including a 401(k) plan) with at least 25 eligible employees or that uses the services of a third party administrator that has established an electronic link with the applicable Funds.

However, if such Class L shares are redeemed within 12 months of their purchase, a CDSC (Class L CDSC) will be deducted from the redemption proceeds. During the past 12 months Class L shares were not available to new investors. The Class L CDSC will not apply to redemptions of shares acquired by the reinvestment of dividends or capital gains distributions or redemptions for the purpose of making distributions or loans to Section 401(a) or 403(b)(7) plan participants, and will be waived under certain circumstances described in a Fund's SAI. The Class L CDSC will be equal to 1.0% of the shares' NAV at the time of purchase. Any increase in the share price is not subject to the Class L CDSC. The Class L CDSC is paid to the distributor with respect to expenses incurred in providing distribution-related services to the applicable Funds. To determine whether the Class L CDSC applies to a redemption, the applicable Funds will first redeem shares acquired by reinvestment of dividends and capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). For purposes of determining how long a purchaser has held shares, all purchases during the month are considered to have been made on the first business day of the month in which the purchase was actually made. The holding period for purposes of determining the applicable Class L CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

Class M shares of International Equity Fund and Growth Fund are sold at NAV per share without an initial sales charge. However, if Class M shares are redeemed within 7 years of their purchase, a CDSC (Class M CDSC) will be deducted from the redemption proceeds. The Class M CDSC will not apply to redemptions of shares purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances described below. The charge will be assessed on the shares' NAV at the time of purchase. Any increase in the share price is not subject to the Class M CDSC. The Class M CDSC is paid to the Distributor to reimburse expenses incurred in providing distribution-related services to International Equity Fund and Growth Fund in connection with the sale of its Class M shares. The Distributor has assigned its right to receive any Class M CDSC, as well as any distribution and service fees to certain unrelated parties that provides funding for the up-front sales concession payments.

To determine whether the Class M CDSC applies to a redemption, International Equity Fund and Growth Fund will first redeem shares acquired by reinvestment of dividends and capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). The amount of the Class M CDSC will depend on the number of years since investment and the amount being redeemed, according to the following schedule:

Redemption During	Class M CDSC (as % of amount subject to charge)
1st year after purchase	6.00%
2nd year after purchase	5.00%
3rd year after purchase	4.00%
4th year after purchase	3.00%
5th year after purchase	2.00%
6th year after purchase	2.00%
7th year after purchase	1.00%
8th year after purchase	None

For purposes of determining the Class M CDSC, all purchases during the month are considered to have been made on the first business day of the month in which the purchase was actually made. The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

The Class M CDSC will be waived in the following cases if shares are redeemed and the applicable Fund's transfer agent is notified: (1) redemptions under a Systematic Withdrawal Plan; (2) redemptions to pay premiums for optional insurance; (3) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Code); (4) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in Class M shares of the applicable Fund (any portion greater than mandated minimum distribution would be subject to the Class M CDSC); (5) the portion of any substantially equal periodic payments (as described in Section 72(t) of the Code) equal to the percentage of your plan assets held in Class M shares of the applicable Fund; and (6) the return of excess contributions from an IRA or SIMPLE IRA.

Approximately eight years after the purchase of Class M shares of International Equity Fund or Growth Fund, those shares will automatically convert to Class A shares of that Fund. This conversion feature relieves Class M shareholders of the higher asset-based distribution charge that applies to Class M shares under the Class M 12b-1 Fee described above. The conversion is based on the relative NAV of the classes, and no sales charge is imposed. At the time of conversion, a portion of the Class M shares purchased through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of converting Class M non-Dividend Shares to total Class M non-Dividend Shares.

Class X shares of International Equity Fund and Growth Fund are sold without an initial sales charge, however, if Class X shares are redeemed within 8 years of their purchase (7 years in the case of Class X shares purchased prior to August 19, 1998), a CDSC (Class X CDSC) will be deducted from the redemption proceeds. The Class X CDSC will not apply to redemptions of bonus shares or shares purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances described below. The Class X CDSC will be assessed on the NAV of the shares at the time of purchase.

For purchases made prior to January 1, 2002, the Class X CDSC will be assessed on the lesser of (i) the original purchase price or (ii) the redemption proceeds. For purchases made after January 1, 2002, the Class X CDSC is calculated using the original purchase price. Any increase in the share price is not subject to the Class X CDSC. The Class X CDSC is paid to the Distributor to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of Class X shares. The Distributor has assigned its right to receive any Class X CDSC, as well as any distribution and service fees to a third party that provides funding for the up-front sales concession payments.

To determine whether the Class X CDSC applies to a redemption, the applicable Fund first redeems shares not subject to a Class X CDSC (shares acquired by reinvestment of dividends and capital gains distributions, bonus shares, and shares held for over 8 years) and then redeems other shares in the order they were purchased (such that shares held the longest are redeemed first).

The amount of the Class X CDSC will depend on the number of years since investment and the amount being redeemed, according to the following schedule:

Redemption During	Class X CDSC (as % of amount subject to charge)
1st year after purchase	6.00%
2nd year after purchase	5.00%
3rd year after purchase	4.00%
4th year after purchase	4.00%
5th year after purchase	3.00%
6th year after purchase	2.00%
7th year after purchase	2.00%
8th year after purchase	1.00%
9th or 10th year after purchase	None

For purposes of determining the Class X CDSC, all purchases are considered to have been made on the first business day of the month in which the purchase was actually made. In the case of Class X shares purchased prior to August 19, 1998, the CDSC imposed will be 6% during the first year after purchase, 5% during the second year, 4% during the third year, 3% during the fourth year, 2% during the fifth and sixth years, 1% during the seventh year, and none thereafter.

The Class X CDSC will be waived in the following cases if shares are redeemed and the transfer agent is notified: (1) redemptions to pay premiums for optional insurance coverage; (2) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Code); (3) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of plan assets held in Class X shares of the applicable Fund; (4) the portion of any substantially equal periodic payments (as described in Section 72(t) of the Code) equal to the percentage of plan assets held in Class X shares of the applicable Fund; and (5) the return of excess contributions from an IRA or SIMPLE IRA.

Ten years after the purchase of Class X shares of International Equity Fund or Growth Fund (eight years in the case of Class X shares purchased prior to August 19, 1998), those shares will automatically convert to Class A shares of that Fund. This conversion feature relieves Class X shareholders of the higher asset-based distribution charge that applies to Class X shares under the Class X Distribution and Service Plan described above. The conversion is based on the relative NAV of the two classes, and no sales charge is imposed. At the time of conversion, a portion of the Class X shares purchased through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of converting Class X non-Dividend Shares to total Class X non-Dividend Shares.

The redemption policies for each Fund are identical. Your shares will be sold at the next NAV per share determined after your order to sell is received and you will receive that amount less any applicable CDSC imposed and less such redemption fee or deferred sales charges as may be set by the relevant Fund's Board from time to time. Refer to each Fund's prospectus for more information regarding how to sell shares.

Shares of each Fund may be exchanged for shares of the same class of other funds in the mutual fund complex at NAV per share at the time of exchange without a sales charge. If you exchange such shares for the same class of shares of another Fund, any applicable CDSC and the date for automatic conversion of Class M, Class B, Class F and Class X shares to Class A shares will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice. Investors will not receive bonus shares on Class X shares obtained through an exchange. Exchanges of shares involve redemption of the shares of the Fund you own and a purchase of shares of another Fund. Shares are normally redeemed and purchased in the exchange transaction on the business day on which the transfer agent receives an exchange request that is in proper form, if the request is received by the close of the NYSE that day.

You may exchange your Fund shares for shares of any other Fund without a sales charge. If you exchange such shares for shares of another Fund or if you receive International Equity Fund shares in exchange for Target Fund shares pursuant to the Plan, any applicable CDSC and the date for automatic conversion of Class M, Class B, Class F and Class X shares to Class A shares will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice. Investors will not receive bonus shares on Class X shares obtained through an exchange.

Frequent trading of Fund shares in response to short-term fluctuations in the market - also known as "market timing" - may make it very difficult to manage a Fund's investments. When market timing occurs, the Funds may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash a Fund will have to invest. When, in the opinion of the Manager, such activity would have a disruptive effect on portfolio management, the Funds reserve the right to refuse purchase orders and exchanges into the Funds by any person, group or commonly controlled account. The decision may be based on dollar amount, volume, or frequency of trading. A Fund will notify a market timer of a rejection of an exchange or purchase order. No assurance can be given that a Fund's procedures will be effective in limiting the practice of market timing in all cases.

Each Fund will distribute substantially all of its income and capital gains to shareholders each year. Each Fund will declare dividends, if any, annually.

SP Mutual Funds Share Class Designations

Please note that in 2004 SP Mutual Funds renamed Class A and Class B shares, and created two new classes of shares designated Class A and Class B. This means that if, prior to April 12, 2004, you purchased shares of any series of SP Mutual Funds designated as "Class A" or "Class B" at the time of purchase, SP Mutual Funds now refers to your shares as "Class L" and "Class M," respectively. Please be sure to consult information about the appropriate share class when reviewing these materials.

In addition, pursuant to its charter, SP Mutual Funds may issue both "Class X" shares and "New Class X" shares of Growth Fund. The rights and terms of Class X and New Class X shares are almost identical, so for ease of reference, SP Mutual Funds sometimes provides combined expenses, capitalization, financial and other information for "New Class X" and "Class X" and refers to all such shares as "Class X." The principal difference between outstanding shares of the two classes is that Class X shares issued prior to August 17, 1998 are subject to automatic conversion to Class A shares approximately 8 years after purchase, while New Class X shares, meaning Class X shares issued on or after August 17, 1998, are subject to automatic conversion to Class A shares approximately 10 years after purchase. You should be aware that if you hold shares referred to as "Class X," your conversion rights are determined by the date you purchased your shares. If the Growth Fund Plan is approved, International Equity Fund will issue Class X and New Class X shares with equivalent conversion rights to the respective Class X and New Class X shareholders of Growth Fund, which are sometimes collectively referred as "Class X shares" of International Equity Fund in this Prospectus/Proxy Statement.

FEES AND EXPENSES

The following unaudited fee tables provide information about the fees and expenses attributable to each class of shares of each Target Fund and International Equity Fund, and, assuming one or all of the Reorganization had taken place on April 30, 2006, the estimated pro forma annualized fees and expenses attributable to International Equity Fund. Future fees and expenses may be greater or less than those indicated below. The holding period for shares held by investors in the Funds will be counted in computing the holding period of shares subsequently held in International Equity Fund for purposes of determining any applicable CDSCs.

Global Growth Fund Reorganization

Shareholder Fees and Operating Expenses

Class A Shares (for the twelve months ended April 30, 2006)

Shareholder Fees (fees paid directly from your investment)1

	Global Growth Fund	International Equity Fund	Pro Forma International Equity Fund After Global Growth Fund Reorganization*	Pro Forma International Equity Fund After All Reorganizations*
Maximum sales charge (load) on purchases (as % of offering price)	5.50%	5.50%	5.50%	5.50%
Maximum contingent deferred sales charge (load)	1.00%[2]	1.00%[2]	1.00%[2]	1.00%[2]
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
Small balance account fee[7] beginning on or about November 17, 2006	$15	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Global Growth Fund	International Equity Fund	Pro Forma International Equity Fund After Global Growth Fund Reorganization*	Pro Forma International Equity Fund After All Reorganizations*
Management Fees[6]	0.75%	0.85%	0.79%	0.77%
+ Distribution (12b-1) Fees[4]	0.30%	0.30%	0.30%	0.30%
+ Other Expenses	0.43%	0.33%	0.35%	0.33%
= Total annual fund operating expenses	1.48%	1.48%	1.44%	1.40%
– Fee waiver and/or expense reimbursement	(0.05)%[4]	(0.05)%[3,4]	(0.05)%[3,4]	(0.05)%[4]
= Net annual fund operating expenses	1.43%	1.43%	1.39%	1.35%

Class B Shares (International Equity Fund only) (for the twelve months ended April 30, 2006)†

†  Class B shareholders of Global Growth Fund will receive Class F shares of International Equity Fund upon the closing of the Global Growth Fund Reorganization. Therefore, annual and operating expenses and the pro forma expenses after the Reorganization for the Class B shareholders of Global Growth Fund are provided below with the pro forma expenses for the Class F shares.

Shareholder Fees (fees paid directly from your investment)1

	Global Growth Fund	International Equity Fund	Pro Forma International Equity Fund After Global Growth Fund Reorganization*	Pro Forma International Equity Fund After All Reorganizations*
Maximum sales charge (load) on purchases (as % of offering price)	N/A	None	None	None
Maximum contingent deferred sales charge (load)	N/A	5.00%[5]	5.00%[5]	5.00%[5]
Redemption Fee	N/A	None	None	None
Exchange Fee	N/A	None	None	None
Small balance account fee[7] beginning on or about November 17, 2006	N/A	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Global Growth Fund	International Equity Fund	Pro Forma International Equity Fund After Global Growth Fund Reorganization*	Pro Forma International Equity Fund After All Reorganizations*
Management Fees[6]	N/A	0.85%	0.79%	0.77%
+ Distribution (12b-1) Fees	N/A	1.00%	1.00%	1.00%
+ Other Expenses	N/A	0.33%	0.35%	0.33%
= Total annual fund operating expenses	N/A	2.18%	2.14%	2.10%
– Fee waiver and/or expense reimbursement	N/A	— [3]	— [3]	— [3]
= Net annual fund operating expenses	N/A	2.18%	2.14%	2.10%

Class F Shares (for the twelve months ended April 30, 2006)

Shareholder Fees (fees paid directly from your investment)1

	Global Growth Fund (Class B)	International Equity Fund	Pro Forma International Equity Fund After Global Growth Fund Reorganization*	Pro Forma International Equity Fund After All Reorganizations*
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None	None
Maximum contingent deferred sales charge (load)	5.00%[5]	5.00%[5]	5.00%[5]	5.00%[5]
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
Small balance account fee[7] beginning on or about November 17, 2006	$15	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Global Growth Fund (Class B)	International Equity Fund	Pro Forma International Equity Fund After Global Growth Fund Reorganization*	Pro Forma International Equity Fund After All Reorganizations*
Management Fees[6]	0.75%	N/A	0.79%	0.77%
+ Distribution (12b-1) Fees	0.75%	N/A	0.75%	0.75%
+ Other Expenses	0.43%	N/A	0.35%	0.33%
= Total annual fund operating expenses	1.93%	N/A	1.89%	1.85%
– Fee waiver and/or expense reimbursement	—	N/A	— [3]	— [3]
= Net annual fund operating expenses	1.93%	N/A	1.89%	1.85%

Class C Shares (for the twelve months ended April 30, 2006)

Shareholder Fees (fees paid directly from your investment)1

	Global Growth Fund	International Equity Fund	Pro Forma International Equity Fund After Global Growth Fund Reorganization*	Pro Forma International Equity Fund After All Reorganizations*
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None	None
Maximum contingent deferred sales charge (load)	1.00%[5]	1.00%[5]	1.00%[5]	1.00%[5]
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
Small balance account fee[7] beginning on or about November 17, 2006	$15	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Global Growth Fund	International Equity Fund	Pro Forma International Equity Fund After Global Growth Fund Reorganization*	Pro Forma International Equity Fund After All Reorganizations*
Management Fees[6]	0.75%	0.85%	0.79%	0.77%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%	1.00%
+ Other Expenses	0.43%	0.33%	0.35%	0.33%
= Total annual fund operating expenses	2.18%	2.18%	2.14%	2.10%
– Fee waiver and/or expense reimbursement	—	—%[3]	—%[3]	—%[3]
= Net annual fund operating expenses	2.18%	2.18%	2.14%	2.10%

Class Z Shares (for the twelve months ended April 30, 2006)

Shareholder Fees (fees paid directly from your investment)

	Global Growth Fund	International Equity Fund	Pro Forma International Equity Fund After Global Growth Fund Reorganization*	Pro Forma International Equity Fund After All Reorganizations*
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None	None
Maximum contingent deferred sales charge (load)	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
Small balance account fee[7] beginning on or about November 17, 2006	$15	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Global Growth Fund	International Equity Fund	Pro Forma International Equity Fund After Global Growth Fund Reorganization*	Pro Forma International Equity Fund After All Reorganizations*
Management Fees[6]	0.75%	0.85%	0.79%	0.77%
+ Distribution and Service (12b-1) Fees	None	None	None	None
+ Other Expenses	0.43%	0.33%	0.35%	0.33%
= Total annual fund operating expenses	1.18%	1.18%	1.14%	1.10%
– Fee waiver and/or expense reimbursement	—	—%[3]	—%[3]	—%
= Net annual fund operating expenses	1.18%	1.18%	1.14%	1.10%

*  Assuming the relevant Reorganization(s) had taken place on April 30, 2006.

1  Your broker may charge you a separate or additional fee for purchases and sales of shares.

2  Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a CDSC of 1% (the CDSC is waived for purchases by certain retirement or benefit plans).

3  The Manager has contractually agreed until February 28, 2007 to reimburse and/or waive fees so that International Equity Fund's operating expenses, exclusive of taxes, interest, brokerage commissions, distribution and service (12b-1) fees and extraordinary expenses does not exceed 1.25% of the Fund's average daily net assets. No fee waiver or expense reimbursement is shown for the Class B, Class F, Class C and Class Z shares because the Fund is currently operating below the expense cap.

4  The Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to 0.25 of 1% of the average daily net assets of the Class A shares of Global Growth Fund and International Equity Fund through February 28, 2007.

5  The CDSC for Class B and Class F shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares and Class F automatically convert to Class A shares approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. No CDSC is charged after these periods.

6  Each Fund's management fee schedule includes fee breakpoints which reduce a Fund's effective management fee as Fund assets increase. Changes in Fund assets may result in increases or decreases in the Fund's effective management fee. Global Growth Fund's contractual management fee is .75 of 1% of the average net assets of the Fund up to $1 billion and .70 of 1% of average daily net assets in excess of $1 billion. International Equity Fund's contractual management fee is .85 of 1% of the average daily net assets of the Fund up to and including $300 million, .75 of 1% of the average daily net assets in excess of $300 million up to and including $1.5 billion and .70 of 1% of the average daily net assets over $1.5 billion.

7  Beginning on or about November 17, 2006, if the value of your account is less than $2,500, the Fund will deduct a $15 annual small balance account fee from your account. Thereafter, beginning in 2007, the $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small account fee will not be charged on: (i) accounts during the first six months from the inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic Investment Plan accounts or employee savings plan accounts.

Growth Fund Reorganization

Shareholder Fees and Operating Expenses

Class A Shares (for the twelve months ended April 30, 2006)

Shareholder Fees (fees paid directly from your investment)1

	Growth Fund	International Equity Fund	Pro Forma International Equity Fund After Growth Fund Reorganization*	Pro Forma International Equity Fund After All Reorganizations*
Maximum sales charge (load) on purchases (as % of offering price)	5.50%	5.50%	5.50%	5.50%
Maximum contingent deferred sales charge (load)	1.00%[2]	1.00%[2]	1.00%[2]	1.00%[2]
Redemption Fee	None[3]	None	None	None
Exchange Fee	None	None	None	None
Small balance account fee[8] beginning on or about November 17, 2006	$15	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Growth Fund	International Equity Fund	Pro Forma International Equity Fund After Growth Fund Reorganization*	Pro Forma International Equity Fund After All Reorganizations*
Management Fees[7]	1.00%	0.85%	0.85%	0.77%
+ Distribution (12b-1) Fees[4]	0.30%	0.30%	0.30%	0.30%
+ Other Expenses	0.81%	0.33%	0.33%	0.33%
= Total annual fund operating expenses	2.11%	1.48%	1.48%	1.40%
– Fee waiver and/or expense reimbursement	(0.26)%[4,5]	(0.05)%[4,5]	(0.05)%[4,5]	(0.05)%[4,5]
= Net annual fund operating expenses	1.85%	1.43%	1.43%	1.35%

Class B Shares (for the twelve months ended April 30, 2006)

Shareholder Fees (fees paid directly from your investment)1

	Growth Fund	International Equity Fund	Pro Forma International Equity Fund After Growth Fund Reorganization*	Pro Forma International Equity Fund After All Reorganizations*
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None	None
Maximum contingent deferred sales charge (load)	5.00%[6]	5.00%[6]	5.00%[6]	5.00%[6]
Redemption Fee	None[3]	None	None	None
Exchange Fee	None	None	None	None
Small balance account fee[8] beginning on or about November 17, 2006	$15	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Growth Fund	International Equity Fund	Pro Forma International Equity Fund After Growth Fund Reorganization*	Pro Forma International Equity Fund After All Reorganizations*
Management Fees[7]	1.00%	0.85%	0.85%	0.77%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%	1.00%
+ Other Expenses	0.81%	0.33%	0.33%	0.33%
= Total annual fund operating expenses	2.81%	2.18%	2.18%	2.10%
– Fee waiver and/or expense reimbursement	(0.21)%[4]	— [4]	— [4]	— [4]
= Net annual fund operating expenses	2.60%	2.18%	2.18%	2.10%

Class C Shares (for the twelve months ended April 30, 2006)

Shareholder Fees (fees paid directly from your investment)1

	Growth Fund	International Equity Fund	Pro Forma International Equity Fund After Growth Fund Reorganization*	Pro Forma International Equity Fund After All Reorganizations*
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None	None
Maximum contingent deferred sales charge (load)	1.00%[6]	1.00%[6]	1.00%[6]	1.00%[5,6]
Redemption Fee	None[3]	None	None	None
Exchange Fee	None	None	None	None
Small balance account fee[8] beginning on or about November 17, 2006	$15	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Growth Fund	International Equity Fund	Pro Forma International Equity Fund After Growth Fund Reorganization*	Pro Forma International Equity Fund After All Reorganizations*
Management Fees[7]	1.00%	0.85%	0.85%	0.77%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%	1.00%
+ Other Expenses	0.81%	0.33%	0.33%	0.33%
= Total annual fund operating expenses	2.81%	2.18%	2.18%	2.10%
– Fee waiver and/or expense reimbursement	(0.21)%[4]	— [4]	— [4]	— [4]
= Net annual fund operating expenses	2.60%	2.18%	2.18%	2.10%

Class L Shares (for the twelve months ended April 30, 2006)**

Shareholder Fees (fees paid directly from your investment)1

	Growth Fund	International Equity Fund	Pro Forma International Equity Fund After Growth Fund Reorganization*	Pro Forma International Equity Fund After All Reorganizations*
Maximum sales charge (load) on purchases (as % of offering price)	5.75%	5.75%	5.75%	5.75%
Maximum contingent deferred sales charge (load)	None[2]	None[2]	None[2]	None[2]
Redemption Fee	None[3]	None	None	None
Exchange Fee	None	None	None	None
Small balance account fee[8] beginning on or about November 17, 2006	$15	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Growth Fund	International Equity Fund	Pro Forma International Equity Fund After Growth Fund Reorganization*	Pro Forma International Equity Fund After All Reorganizations*
Management Fees[7]	1.00%	0.85%	0.85%	0.77%
+ Distribution (12b-1) Fees	0.50%	0.50%	0.50%	0.50%
+ Other Expenses	0.81%	0.33%	0.33%	0.33%
= Total annual fund operating expenses	2.31%	1.68%	1.68%	1.60%
– Fee waiver and/or expense reimbursement	(0.21)%[4]	— [4]	— [4]	— [4]
= Net annual fund operating expenses	2.10%	1.68%	1.68%	1.60%

Class M Shares (for the twelve months ended April 30, 2006)**

Shareholder Fees (fees paid directly from your investment)1

	Growth Fund	International Equity Fund	Pro Forma International Equity Fund After Growth Fund Reorganization*	Pro Forma International Equity Fund After All Reorganizations*
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None	None
Maximum contingent deferred sales charge (load)	6.00%[6]	6.00%[6]	6.00%[6]	6.00%[6]
Redemption Fee	None[3]	None	None	None
Exchange Fee	None	None	None	None
Small balance account fee[8] beginning on or about November 17, 2006	$15	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Growth Fund	International Equity Fund	Pro Forma International Equity Fund After Growth Fund Reorganization*	Pro Forma International Equity Fund After All Reorganizations*
Management Fees[7]	1.00%	0.85%	0.85%	0.77%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%	1.00%
+ Other Expenses	0.81%	0.33%	0.33%	0.33%
= Total annual fund operating expenses	2.81%	2.18%	2.18%	2.10%
– Fee waiver and/or expense reimbursement	(0.21)%[4]	— [4]	— [4]	— [4]
= Net annual fund operating expenses	2.60%	2.18%	2.18%	2.10%

Class X Shares (for the twelve months ended April 30, 2006)**

Shareholder Fees (fees paid directly from your investment)1

	Growth Fund	International Equity Fund	Pro Forma International Equity Fund After Growth Fund Reorganization*	Pro Forma International Equity Fund After All Reorganizations*
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None	None
Maximum contingent deferred sales charge (load)	6.00%[6]	6.00%[6]	6.00%[6]	6.00%[6]
Redemption Fee	None[3]	None	None	None
Exchange Fee	None	None	None	None
Small balance account fee[8] beginning on or about November 17, 2006	$15	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Growth Fund	International Equity Fund	Pro Forma International Equity Fund After Growth Fund Reorganization*	Pro Forma International Equity Fund After All Reorganizations*
Management Fees[7]	1.00%	0.85%	0.85%	0.77%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%	1.00%
+ Other Expenses	0.81%	0.33%	0.33%	0.33%
= Total annual fund operating expenses	2.81%	2.18%	2.18%	2.10%
– Fee waiver and/or expense reimbursement	(0.21)%[4]	— [4]	— [4]	— [4]
= Net annual fund operating expenses	2.60%	2.18%	2.18%	2.10%

*  Assuming the relevant Reorganization(s) had taken place on April 30, 2006.

**  The Class L, M and X shares of International Equity Fund were not offered as of April 30, 2006 and the operating expenses are estimated based on expenses of the International Equity Fund and the distribution fee applicable to such share class. The fees and expenses for Class Z shares of International Equity Fund are not shown because Growth Fund does not offer Class Z shares.

1  Your broker may charge you a separate or additional fee for purchases and sales of shares.

2  Investors who purchase $1 million or more of Class A shares or Class L shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a CDSC of 1% (the CDSC is waived for purchases by certain retirement or benefit plans).

3  A $10 fee may be imposed for wire transfers of redemption proceeds.

4  The Manager has contractually agreed to reimburse and/or waive fees so that Growth Fund's operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses do not exceed 1.60% of Growth Fund's average daily net asset for the twelve month period ending February 28, 2007. The Manager has contractually agreed until February 28, 2007 to reimburse and/or waive fees so that International Equity Fund's operating expenses, exclusive of taxes, interest, brokerage commissions, distribution and service

(12b-1) fees and extraordinary expenses does not exceed 1.25% of the Fund's average daily net assets. No fee waiver or expense reimbursement is shown for the Class B and Class C shares of International Equity Fund because the Fund is currently operating below the expense cap.

5  The Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to 0.25 of 1% of the average daily net assets of the Class A shares of Growth Fund and International Equity Fund through February 28, 2007.

6  The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. The CDSC for Class M shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. Class M shares convert to Class A shares approximately 8 years after purchase. The CDSC for Class X shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eight year after purchase. The CDSC for New Class X shares decreases by 1% annually to 4% in the third and fourth years, 3% in the fifth year, 2% in the sixth and seventh years, 1% in the eighth year and 0% in the ninth year after purchase. Class X shares and New Class X shares convert to Class A shares approximately 8 years and 10 years, respectively, after purchase. No CDSC is charged after these periods.

7  Each Fund's management fee schedule includes fee breakpoints which reduce a Fund's effective management fee as Fund assets increase. Changes in Fund assets may result in increases or decreases in the Fund's effective management fee. Growth Fund's contractual management fee is .75 of 1% of the average net assets of the Fund up to $1 billion and .70 of 1% of average daily net assets in excess of $1 billion. International Equity Fund's contractual management fee is .85 of 1% of the average daily net assets of the Fund up to and including $300 million, .75 of 1% of the average daily net assets in excess of $300 million up to and including $1.5 billion and .70 of 1% of the average daily net assets over $1.5 billion.

8  Beginning on or about November 17, 2006, if the value of your account is less than $2,500, the Fund will deduct a $15 annual small balance account fee from your account. Thereafter, beginning in 2007, the $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small account fee will not be charged on: (i) accounts during the first six months from the inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic Investment Plan (AIP) accounts or employee savings plan accounts.

Value Fund Reorganization

Shareholder Fees and Operating Expenses

Class A Shares (for the twelve months ended April 30, 2006)

Shareholder Fees (fees paid directly from your investment)1

	Value Fund	International Equity Fund	Pro Forma International Equity Fund After Value Fund Reorganization*	Pro Forma International Equity Fund After All Reorganizations*
Maximum sales charge (load) on purchases (as % of offering price)	5.50%	5.50%	5.50%	5.50%
Maximum contingent deferred sales charge (load)	1.00%[2]	1.00%[2]	1.00%[2]	1.00%[2]
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
Small balance account fee[7] beginning on or about November 17, 2006	$15	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Value Fund	International Equity Fund	Pro Forma International Equity Fund After Value Fund Reorganization*	Pro Forma International Equity Fund After All Reorganizations*
Management Fees[6]	1.00%	0.85%	0.80%	0.77%
+ Distribution (12b-1) Fees[4]	0.30%	0.30%	0.30%	0.30%
+ Other Expenses	0.43%	0.33%	0.34%	0.33%
= Total annual fund operating expenses	1.73%	1.48%	1.44%	1.40%
– Fee waiver and/or expense reimbursement	(0.12)%[3,4]	(0.05)%[3,4]	(0.05)%[3,4]	(0.05)%[3,4]
= Net annual fund operating expenses	1.61%	1.43%	1.39%	1.35%

Class B Shares (for the twelve months ended April 30, 2006)

Shareholder Fees (fees paid directly from your investment)1

	Value Fund	International Equity Fund	Pro Forma International Equity Fund After Value Fund Reorganization*	Pro Forma International Equity Fund After All Reorganizations*
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None	None
Maximum contingent deferred sales charge (load)	5.00%[5]	5.00%[5]	5.00%[5]	5.00%[5]
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
Small balance account fee[7] beginning on or about November 17, 2006	$15	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Value Fund	International Equity Fund	Pro Forma International Equity Fund After Value Fund Reorganization*	Pro Forma International Equity Fund After All Reorganizations*
Management Fees[6]	1.00%	0.85%	0.80%	0.77%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%	1.00%
+ Other Expenses	0.43%	0.33%	0.34%	0.33%
= Total annual fund operating expenses	2.43%	2.18%	2.14%	2.10%
– Fee waiver and/or expense reimbursement	(0.07)%[3]	— [3]	— [3]	— [3]
= Net annual fund operating expenses	2.36%	2.18%	2.14%	2.10%

Class C Shares (for the twelve months ended April 30, 2006)

Shareholder Fees (fees paid directly from your investment)1

	Value Fund	International Equity Fund	Pro Forma International Equity Fund After Value Fund Reorganization*	Pro Forma International Equity Fund After All Reorganizations*
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None	None
Maximum contingent deferred sales charge (load)	1.00%[5]	1.00%[5]	1.00%[5]	1.00%[5]
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
Small balance account fee[7] beginning on or about November 17, 2006	$15	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Value Fund	International Equity Fund	Pro Forma International Equity Fund After Value Fund Reorganization*	Pro Forma International Equity Fund After All Reorganizations*
Management Fees[6]	1.00%	0.85%	0.80%	0.77%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%	1.00%
+ Other Expenses	0.43%	0.33%	0.34%	0.33%
= Total annual fund operating expenses	2.43%	2.18%	2.14%	2.10%
– Fee waiver and/or expense reimbursement	(0.07)%[3]	— [3]	— [3]	— [3]
= Net annual fund operating expenses	2.36%	2.18%	2.14%	2.10%

Class Z Shares (for the twelve months ended April 30, 2006)

Shareholder Fees (fees paid directly from your investment)1

	Value Fund	International Equity Fund	Pro Forma International Equity Fund After Value Fund Reorganization*	Pro Forma International Equity Fund After All Reorganizations*
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None	None
Maximum contingent deferred sales charge (load)	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
Small balance account fee[7] beginning on or about November 17, 2006	$15	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Value Fund	International Equity Fund	Pro Forma International Equity Fund After Value Fund Reorganization*	Pro Forma International Equity Fund After All Reorganizations*
Management Fees[6]	1.00%	0.85%	0.80%	0.77%
+ Distribution and Service (12b-1) Fees	None	None	None	None
+ Other Expenses	0.43%	0.33%	0.34%	0.33%
= Total annual fund operating expenses	1.43%	1.18%	1.14%	1.10%
– Fee waiver and/or expense reimbursement	(0.07)%[3]	— [3]	— [3]	— [3]
= Net annual fund operating expenses	1.36%	1.18%	1.14%	1.10%

*  Assuming the relevant Reorganization(s) had taken place on April 30, 2006.

1  Your broker may charge you a separate or additional fee for purchases and sales of shares.

2  Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a CDSC of 1% (the CDSC is waived for purchases by certain retirement or benefit plans).

3  The Manager has voluntarily agreed to reimburse and/or waive fees so that Value Fund's operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses do not exceed 1.61% of the Value Fund's average daily net asset of the Class A shares. The Manager may terminate the above voluntary agreements at any time without notice to shareholders. The Manager has contractually agreed until February 28, 2007 to reimburse and/or waive fees so that International Equity Fund's operating expenses, exclusive of taxes, interest, brokerage commissions, distribution and service (12b-1) fees and extraordinary expenses does not exceed 1.25% of the Fund's average daily net assets. No fee waiver or expense reimbursement is shown for the Class B, Class C and Class Z shares because the Fund is currently operating below the expense cap.

4  The Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to 0.25 of 1% of the average daily net assets attributable to the Class A shares of Value Fund and International Equity Fund through February 28, 2007.

5  The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. No CDSC is charged after these periods.

6  Each Fund's management fee schedule includes fee breakpoints which reduce a Fund's effective management fee as Fund assets increase. Changes in Fund assets may result in increases or decreases in the Fund's effective management fee. The Manager has agreed to reduce Value Fund's management fee rate as a percentage of the Fund's average daily net assets, as follows: 1.00% to $300 million, 0.95% of the next $700 million, and 0.90% on $1 billion and over. International Equity Fund's contractual management fee is .85 of 1% of the average daily net assets of the Fund up to and including $300 million, .75 of 1% of the average daily net assets in excess of $300 million up to and including $1.5 billion and .70 of 1% of the average daily net assets over $1.5 billion.

7  Beginning on or about November 17, 2006, if the value of your account is less than $2,500, the Fund will deduct a $15 annual small balance account fee from your account. Thereafter, beginning in 2007, the $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small account fee will not be charged on: (i) accounts during the first six months from the inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic Investment Plan (AIP) accounts or employee savings plan accounts.

Expense Examples

These examples are intended to help you compare the cost of investing in each Fund before the relevant Reorganization(s) with the cost of investing in International Equity Fund after consummation of the relevant Reorganization(s). They assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except for any contractual and service (12b-1) fee waivers and overall expense limitations that may be in effect, which are reflected in the one year period. The Class L, Class M, and Class X shares of International Equity Fund were not offered as of April 30, 2006. The expense examples are estimated based on expenses of International Equity Fund and the distribution fee applicable to such share classes. Approximately seven years after purchase, Class B and Class F shares will automatically convert to Class A shares on a quarterly basis. Approximately eight years after purchase, Class M shares will automatically convert to Class A shares on a quarterly basis. The information in the ten years column reflects such conversions.

Full Redemption – Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class A Shares

	One Year	Three Years	Five Years	Ten Years
Global Growth Fund	$688	$988	$1,309	$2,217
Growth Fund	728	1,151	1,599	2,838
Value Fund	705	1,054	1,426	2,469
International Equity Fund	688	988	1,309	2,217
International Equity Fund (Pro forma after Global Growth Fund Reorganization only)	684	976	1,289	2,175
International Equity Fund (Pro forma after Growth Fund Reorganization only)	688	988	1,309	2,217
International Equity Fund (Pro forma after Value Fund Reorganization only)	684	976	1,289	2,175
International Equity Fund (Pro forma after all Reorganizations)	680	964	1,269	2,133

Class B Shares*

	One Year	Three Years	Five Years	Ten Years
Global Growth Fund	N/A	N/A	N/A	N/A
Growth Fund	$763	$1,151	$1,565	$2,878
Value Fund	739	1,051	1,389	2,507
International Equity Fund	721	982	1,269	2,253
International Equity Fund (Pro forma after Global Growth Fund Reorganization only)	N/A	N/A	N/A	N/A
International Equity Fund (Pro forma after Growth Fund Reorganization only)	721	982	1,269	2,253
International Equity Fund (Pro forma after Value Fund Reorganization only)	717	970	1,249	2,211
International Equity Fund (Pro forma after all Reorganizations)	713	958	1,229	2,169

*  Class B shareholders of Global Growth Fund will receive Class F shares of International Equity Fund upon closing of the Reorganization. Therefore, the expenses for the Class B shares of Global Growth Fund are provided below with the expenses for the Class F shares.

Class F Shares (Global Growth Fund Only)

	One Year	Three Years	Five Years	Ten Years
Global Growth Fund	$696	$906	$1,142	$2,083
Growth Fund	N/A	N/A	N/A	N/A
Value Fund	N/A	N/A	N/A	N/A
International Equity Fund	N/A	N/A	N/A	N/A
International Equity Fund (Pro forma after Global Growth Fund Reorganization only)	692	894	1,121	2,040
International Equity Fund (Pro forma after Growth Fund Reorganization only)	N/A	N/A	N/A	N/A
International Equity Fund (Pro forma after Value Fund Reorganization only)	N/A	N/A	N/A	N/A
International Equity Fund (Pro forma after all Reorganizations)	688	882	1,101	2,005

Class C Shares

	One Year	Three Years	Five Years	Ten Years
Global Growth Fund	$321	$682	$1,169	$2,513
Growth Fund	363	851	1,465	3,123
Value Fund	339	751	1,289	2,761
International Equity Fund	321	682	1,169	2,513
International Equity Fund (Pro forma after Global Growth Fund Reorganization only)	317	670	1,149	2,472
International Equity Fund (Pro forma after Growth Fund Reorganization only)	321	682	1,169	2,513
International Equity Fund (Pro forma after Value Fund Reorganization only)	317	670	1,149	2,472
International Equity Fund (Pro forma after all Reorganizations)	313	658	1,129	2,431

Class L

	One Year	Three Years	Five Years	Ten Years
Global Growth Fund	N/A	N/A	N/A	N/A
Growth Fund	$776	$1,236	$1,721	$3,053
Value Fund	N/A	N/A	N/A	N/A
International Equity Fund	N/A	N/A	N/A	N/A
International Equity Fund (Pro forma after Global Growth Fund Reorganization only)	N/A	N/A	N/A	N/A
International Equity Fund (Pro forma after Growth Fund Reorganization only)	736	1,074	1,435	2,448
International Equity Fund (Pro forma after Value Fund Reorganization only)	N/A	N/A	N/A	N/A
International Equity Fund (Pro forma after all Reorganizations)	728	1,051	1,396	2,366

Class M

	One Year	Three Years	Five Years	Ten Years
Global Growth Fund	N/A	N/A	N/A	N/A
Growth Fund	$863	$1,251	$1,765	$3,123
Value Fund	N/A	N/A	N/A	N/A
International Equity Fund	N/A	N/A	N/A	N/A
International Equity Fund (Pro forma after Global Growth Fund Reorganization only)	N/A	N/A	N/A	N/A
International Equity Fund (Pro forma after Growth Fund Reorganization only)	821	1,082	1,369	2,336
International Equity Fund (Pro forma after Value Fund Reorganization only)	N/A	N/A	N/A	N/A
International Equity Fund (Pro forma after all Reorganizations)	813	1,058	1,329	2,252

Class X

	One Year	Three Years	Five Years	Ten Years
Global Growth Fund	N/A	N/A	N/A	N/A
Growth Fund	$863	$1,251	$1,765	$3,123
Value Fund	N/A	N/A	N/A	N/A
International Equity Fund	N/A	N/A	N/A	N/A
International Equity Fund (Pro forma after Global Growth Fund Reorganization only)	N/A	N/A	N/A	N/A
International Equity Fund (Pro forma after Growth Fund Reorganization only)	821	1,082	1,469	2,513
International Equity Fund (Pro forma after Value Fund Reorganization only)	N/A	N/A	N/A	N/A
International Equity Fund (Pro forma after all Reorganizations)	813	1,058	1,429	2,431

Class Z Shares

	One Year	Three Years	Five Years	Ten Years
Global Growth Fund	$120	$375	$649	$1,432
Growth Fund	N/A	N/A	N/A	N/A
Value Fund	138	446	775	1,707
International Equity Fund	120	375	649	1,432
International Equity Fund (Pro forma after Global Growth Fund Reorganization only)	120	375	649	1,432
International Equity Fund (Pro forma after Growth Fund Reorganization only)	N/A	N/A	N/A	N/A
International Equity Fund (Pro forma after Value Fund Reorganization only)	116	362	628	1,386
International Equity Fund (Pro forma after all Reorganizations)	112	350	606	1,340

No Redemption – Although your actual costs may be higher or lower, you would pay the following expenses on the same investment if you did not redeem your shares at the end of each period:

Class A Shares

	One Year	Three Years	Five Years	Ten Years
Global Growth Fund	$688	$988	$1,309	$2,217
Growth Fund	728	1,151	1,599	2,838
Value Fund	705	1,054	1,426	2,469
International Equity Fund	688	988	1,309	2,217
International Equity Fund (Pro forma after Global Growth Fund Reorganization only)	684	976	1,289	2,175
International Equity Fund (Pro forma after Growth Fund Reorganization only)	688	988	1,309	2,217
International Equity Fund (Pro forma after Value Fund Reorganization only)	684	976	1,289	2,175
International Equity Fund (Pro forma after all Reorganizations)	680	964	1,269	2,133

Class B Shares*

	One Year	Three Years	Five Years	Ten Years
Global Growth Fund	N/A	N/A	N/A	N/A
Growth Fund	$263	$851	$1,465	$2,878
Value Fund	239	751	1,289	2,761
International Equity Fund	221	682	1,169	2,253
International Equity Fund (Pro forma after Global Growth Fund Reorganization only)	N/A	N/A	N/A	N/A
International Equity Fund (Pro forma after Growth Fund Reorganization only)	221	682	1,169	2,253
International Equity Fund (Pro forma after Value Fund Reorganization only)	217	670	1,149	2,211
International Equity Fund (Pro forma after all Reorganizations)	213	658	1,129	2,169

*  Class B shareholders of Global Growth Fund will receive Class F shares of International Equity Fund upon closing of the Reorganization. Therefore, the expenses for the Class B shares of Global Growth Fund are provided below with the expenses for the Class F shares.

Class F Shares (Global Growth Fund Only)

	One Year	Three Years	Five Years	Ten Years
Global Growth Fund	$196	$606	$1,042	$2,083
Growth Fund	N/A	N/A	N/A	N/A
Value Fund	N/A	N/A	N/A	N/A
International Equity Fund	N/A	N/A	N/A	N/A
International Equity Fund (Pro forma after Global Growth Fund Reorganization only)	192	594	1,021	2,040
International Equity Fund (Pro forma after Growth Fund Reorganization only)	N/A	N/A	N/A	N/A
International Equity Fund (Pro forma after Value Fund Reorganization only)	N/A	N/A	N/A	N/A
International Equity Fund (Pro forma after all Reorganizations)	188	582	1,001	2,005

Class C Shares

	One Year	Three Years	Five Years	Ten Years
Global Growth Fund	$221	$682	$1,169	$2,513
Growth Fund	263	851	1,465	3,123
Value Fund	239	751	1,289	2,761
International Equity Fund	221	682	1,169	2,513
International Equity Fund (Pro forma after Global Growth Fund Reorganization only)	217	670	1,149	2,472
International Equity Fund (Pro forma after Growth Fund Reorganization only)	221	682	1,169	2,513
International Equity Fund (Pro forma after Value Fund Reorganization only)	217	670	1,149	2,472
International Equity Fund (Pro forma after all Reorganizations)	213	658	1,129	2,431

Class L

	One Year	Three Years	Five Years	Ten Years
Global Growth Fund	N/A	N/A	N/A	N/A
Growth Fund	$776	$1,236	$1,721	$3,053
Value Fund	N/A	N/A	N/A	N/A
International Equity Fund	N/A	N/A	N/A	N/A
International Equity Fund (Pro forma after Global Growth Fund Reorganization only)	N/A	N/A	N/A	N/A
International Equity Fund (Pro forma after Growth Fund Reorganization only)	736	1,074	1,435	2,448
International Equity Fund (Pro forma after Value Fund Reorganization only)	N/A	N/A	N/A	N/A
International Equity Fund (Pro forma after all Reorganizations)	728	1,051	1,396	2,366

Class M

	One Year	Three Years	Five Years	Ten Years
Global Growth Fund	N/A	N/A	N/A	N/A
Growth Fund	$263	$851	$1,465	$2,956
Value Fund	N/A	N/A	N/A	N/A
International Equity Fund	N/A	N/A	N/A	N/A
International Equity Fund (Pro forma after Global Growth Fund Reorganization only)	N/A	N/A	N/A	N/A
International Equity Fund (Pro forma after Growth Fund Reorganization only)	221	682	1,169	2,336
International Equity Fund (Pro forma after Value Fund Reorganization only)	N/A	N/A	N/A	N/A
International Equity Fund (Pro forma after all Reorganizations)	213	658	1,129	2,252

Class X

	One Year	Three Years	Five Years	Ten Years
Global Growth Fund	N/A	N/A	N/A	N/A
Growth Fund	$263	$851	$1,465	$3,123
Value Fund	N/A	N/A	N/A	N/A
International Equity Fund	N/A	N/A	N/A	N/A
International Equity Fund (Pro forma after Global Growth Fund Reorganization only)	N/A	N/A	N/A	N/A
International Equity Fund (Pro forma after Growth Fund Reorganization only)	221	682	1,169	2,513
International Equity Fund (Pro forma after Value Fund Reorganization only)	N/A	N/A	N/A	N/A
International Equity Fund (Pro forma after all Reorganizations)	213	658	1,129	2,431

Class Z Shares

	One Year	Three Years	Five Years	Ten Years
Global Growth Fund	$120	$375	$649	$1,432
Growth Fund	N/A	N/A	N/A	N/A
Value Fund	138	446	775	1,707
International Equity Fund	120	375	649	1,432
International Equity Fund (Pro forma after Global Growth Fund Reorganization only)	116	362	628	1,386
International Equity Fund (Pro forma after Growth Fund Reorganization only)	120	375	649	1,432
International Equity Fund (Pro forma after Value Fund Reorganization only)	116	362	628	1,386
International Equity Fund (Pro forma after all Reorganizations)	112	350	606	1,340

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under "Total annual fund operating expenses" remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

Performance of the Funds

A number of factors – including risk – can affect how each Fund performs. The following bar charts show the performance of Global Growth Fund Fund's Class B shares, Growth Fund's Class L shares, Value Fund's Class Z shares, and International Equity Fund's Class B shares for each full calendar year of the respective Fund's operation. The first table below each bar chart shows each Fund's best and worst performance during the periods included in the bar chart. The second table shows the average annual total returns before taxes for each class of each Fund, as well as the average annual total returns after taxes on distributions and redemptions for Class B shares of Global Growth Fund, Value Fund, and International Equity Fund and for Class L shares of Growth Fund.

This information may help provide an indication of each Fund's risks by showing changes in performance from year to year and by comparing each Fund's performance with that of a broad-based securities index. The average annual figures reflect sales charges, the other figures do not, and would be lower if they did. Past performance, before and after taxes, does not mean that a fund will achieve similar results in the future.

No information is provided for the Class F, Class L, Class M, Class X, and New Class X shares of International Equity because such share class is new and no performance information is available for a new share class.

Global Growth Fund

Annual Total Returns* (Class B Shares)

*  These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown.

BEST QUARTER: 30.90% (4th quarter of 1999) WORST QUARTER: -21.92% (3rd quarter of 2001)

Average Annual Total Returns1 (as of 12/31/05)

	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION
Return Before Taxes
Class A shares	10.07%	-0.23%	6.29%	6.78% (since 1-22-90)
Class C shares	14.55%	0.18%	6.12%	6.07% (since 8-1-94)
Class Z shares	16.73%	1.15%	N/A	6.79% (since 3-1-96)
Class B Shares
Return Before Taxes	10.84%	0.14%	6.22%	9.69% (since 5-15-84)
Return After Taxes on Distributions[2]	10.84%	0.14%	5.02%	8.54%
Return After Taxes on Distributions and Sale of Series Shares[2,5]	7.04%	0.12%	4.96%	8.46%
Index (reflects no deduction for fees, expenses or taxes)
MSCI World Index[3]	9.49%	2.18%	7.04%	[3]
Lipper Global Funds Average[4]	10.19%	-0.89%	6.47%	[4]

1  The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares of 0.05%, the returns for Class A shares would have been lower.

2  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for

Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

3  The Morgan Stanley Capital International (MSCI) World Index is a weighted, unmanaged index of performance that reflects the stock price movement in securities listed on stock exchanges of the U.S., Europe, Canada, Australia, and the Far East. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges and operating expenses and taxes. MSCI World Index returns since the inception of each class are 7.13% for Class A, 11.46% for Class B, 7.86% for Class C and 6.90% for Class Z shares. Source: Lipper, Inc.

4  The Lipper Global Funds Average is based on the average return of all mutual funds in the Lipper Global Large-Cap Growth Funds category and does not include the effect of any sales charges or operating expenses of a mutual fund or taxes. Again, these returns would be lower if they included the effect of sales charges and operating expenses and taxes. Lipper returns since the inception of each class are 7.07% for Class A, 9.84% for Class B, 6.93% for Class C and 6.11% for Class Z shares. Source: Lipper, Inc.

5  The "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

Growth Fund

Annual Total Returns* (Class L Shares)

*  These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown.

BEST QUARTER: 55.63% (4th quarter of 1999) WORST QUARTER: -21.42% (3rd quarter of 2001)

Average Annual Total Returns For periods ended December 31, 2005

	ONE YEAR	FIVE YEARS	SINCE INCEPTION*
Class L
Return Before Taxes	9.37%	-0.47%	5.11%
Return After Taxes on Distributions	9.55%	-0.51%	4.89%
Return After Taxes on Distributions and Sale of Fund Shares	6.27%	-0.41%	4.31%
Class A
Return Before Taxes	9.90%	NA	10.76%
Class B
Return Before Taxes	10.45%	NA	11.43%
Class M
Return Before Taxes	9.46%	-0.22%	5.35%
Class C
Return Before Taxes	14.50%	0.21%	5.39%
Class X
Return Before Taxes	9.45%	-0.39%	5.28%
Index
Morgan Stanley Capital International (MSCI) EAFE Index	13.54%	4.55%	6.33%
Lipper International Multi-Cap Growth Funds Avg.	15.27%	2.46%	5.97%

*  Inception date: December 31, 1997. Prior to April 12, 2004, Class L and Class M shares were known as Class A and Class B shares, respectively.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class L shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

Part of the historical performance of the Growth Fund is due to purchases of securities sold in Initial Public Offerings (IPOs) that materially affected the performance of the Fund. The effect of IPOs on the Growth Fund's performance depends on a variety of factors including the number of IPOs that the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. Although Funds may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the Growth Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance.

Value Fund

Annual Total Returns (Class Z shares)1

1  These annual total returns do not include sales charges. If sales charges were included, the annual total returns would be lower than those shown.

BEST QUARTER: 19.76% (2nd quarter of 2003) WORST QUARTER: -21.61% (3rd quarter of 2002)

Average Annual Returns1 (as of 12/31/05)

	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION
Return Before Taxes
Class A shares	9.09%	0.99%	N/A	5.71% (since 9-23-96)
Class B shares	9.56%	1.16%	N/A	5.55% (since 9-23-96)
Class C shares	13.60%	1.37%	N/A	5.56% (since 9-23-96)
Class Z Shares
Return Before Taxes	15.75%	2.39%	7.15%	9.18% (since 11-5-92)
Return After Taxes on Distributions[2]	14.52%	1.88%	6.38%	8.42% (since 11-5-92)
Return After Taxes on Distributions and Sales of Fund Shares[2,5]	10.54%	1.82%	5.90%	7.81% (since 11-5-92)
Index (reflects no deduction for fees, expenses or taxes)
MSCI EAFE Index[3]	13.54%	4.55%	6.33%	[3]
Lipper International Large-Cap Core Fund Average[4]	14.87%	4.57%	7.55%	[4]

1  The Value Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares of 0.05% and the voluntary undertaking by the Manager to reimburse the Value Fund in order to limit operating expenses (including interest, taxes, and brokerage commissions) to 1.61% of the average daily net assets of the Class A shares, the returns for Class A shares would have been lower.

2  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class Z shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Series will achieve similar results in the future.

3  The Morgan Stanley Capital International (MCSI) EAFE® Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australia and the Far East. These returns do not include the effect of any sales charges or operating expenses or taxes. These returns would be lower if they included the effect of sales charges and operating expenses and taxes. MSCI EAFE® Index returns since inception of each class are 5.83% for Class A, 5.83% for Class B, 5.83% for Class C and 8.26% for Class Z shares. Source: Lipper, Inc.

4  The Lipper International Large-Cap Core Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper International Large-Cap Core Funds category. Funds in the Lipper Average invest at least 75% of their equity assets in companies strictly outside of the United States with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P/Citigroup World ex-U.S. BMI. These returns would be lower if they included the effect of sales charges and operating expenses and taxes. Lipper returns since the inception of each class are 5.76% for Class A, 5.76% for Class B, 5.76% for Class C and 8.65% for Class Z shares. Source: Lipper, Inc.

5  The "Return After Taxes on Distributions and Sale of Value Fund Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Series shares, a tax deduction is provided that benefits the investor.

International Equity Fund

Annual Total Returns* (Class B Shares)

*  These annual total returns do not include sales charges. If sales charges were included, the annual total returns would be lower than those shown. In reviewing these returns, investors should note that prior to December 8, 2003, the Fund was subadvised by Jennison Associates LLC utilizing a growth style of investing.

BEST QUARTER: 20.78% (2nd quarter of 2003) WORST QUARTER: -24.41% (3rd quarter of 2001)

Average Annual Returns1 (as of 12/31/05)

	ONE YEAR	FIVE YEARS	SINCE INCEPTION (3-1-00)
Return Before Taxes
Class A shares	6.94%	-0.85%	-6.18%
Class C shares	11.28%	-0.48%	-6.00%
Class Z shares	13.44%	0.50%	-5.07%
Class B Shares
Return Before Taxes	7.28%	-0.68%	-6.16%
Return After Taxes on Distributions[2]	7.28%	-0.69%	-6.17%
Return After Taxes on Distributions and Sales of Series Shares[2,5]	4.73%	-0.58%	-5.10%
Index (reflects no deduction for fees, expenses or taxes)
MSCI EAFE® Index[3]	13.54%	4.55%	[3]
Lipper Average[4]	15.27%	2.46%	[4]

1  The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares of 0.05%, the returns for Class A shares would have been lower. In reviewing these returns, investors should note that prior to December 8, 2003, the Fund was subadvised by Jennison Associates LLC utilizing a growth style of investing.

2  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

3  The Morgan Stanley Capital International (MSCI) EAFE® Index is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges and operating expenses and taxes. MSCI EAFE® Index return since the inception of each class is 1.89%. Source: Lipper, Inc.

4  The Lipper Average is based on the average return of all mutual funds in the Lipper International Multi-Cap Growth Funds category and does not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges and operating expenses and taxes. Lipper return since the inception of each class is -2.88%. Source: Lipper, Inc.

5  The "Return After Taxes on Distributions and Sale of Series Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares are subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

Investors cannot invest directly in an index. The returns for the indexes referenced in the above tables would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper averages referenced in the above tables reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

REASONS FOR THE REORGANIZATIONS

The Boards of Directors of World Fund and SP Mutual Funds, including all of the directors who are not "interested persons," as defined in the 1940 Act, of World Fund and SP Mutual Funds (the "Independent Directors"), have unanimously determined that each Reorganization would be in the best interests of the shareholders of the relevant Funds, and that the interests of the shareholders of the relevant Funds would not be diluted as a result of consummation of the relevant Reorganization(s).

At a meeting held on July 19, 2006, the Manager advised the directors that, as of May 31, 2006, Growth Fund had net assets of approximately $257 million, Value Fund had net assets of $275 million, while International Equity Fund had assets of approximately $339 million at that date. The Managers also noted the Board of World Fund also recently approved the Reorganization of Global Growth Fund into International Equity Fund. As of April 30, 2006, Global Growth Fund had net assets of approximately $420 million. Accordingly, by merging the Target Funds with International Equity Fund, shareholders would enjoy a greater asset base over which fund expenses may be spread.

In addition, the Manager advised the directors that although Global Growth Fund had a lower net and gross expense ratio than International Equity Fund based on average net assets for the fiscal year ended October 31, 2005, International Equity Fund had lower net and gross expense ratios as of October 31, 2005 based on net assets as of October 31, 2005. As of February 15, 2005, the Manager contractually agreed (until February 28, 2007) to cap International Equity Fund's expenses so that net expenses do not exceed 1.25% (exclusive of Rule 12b-1 fees and certain other expenses). As a result of the expense cap being implemented during the a few months after International Equity Fund's fiscal year end of October 31, 2005, net total expenses for this Fund reflect several months of operations without cap (November 1, 2004 to February 14, 2005). More recent expense estimates for International Equity Fund indicate that it is currently operating below the expense cap. Further, pro forma expenses using October 31, 2005 net assets (point in time, as opposed to average net assets) are estimated at 1.16% (operating below the expense cap). As such, completion of the Reorganization should result in a reduced net and gross operating expense ratios for Global Growth Fund shareholders. The directors considered the Manager's advice that if the Plan is approved, Global Growth Fund shareholders should realize an immediate reduction in the gross annual operating expenses paid on their investment for all share classes although there can be no assurance that operational savings will be realized. The Manager noted that since International Equity Fund's Class B shares have a higher 12b-1 fee (1.00%) than Global Growth Fund's Class B shares (0.75%), International Equity Fund would create Class F shares that have the same Rule 12b-1 fees as Global Growth Fund's Class B shares and that Global Growth Fund's Class B shareholders would receive the Class F shares upon the closing of the Reorganization. The Manager also advised the directors that based on average annualized assets as of April 30, 2006, Growth Fund and Value Fund had higher gross and net expense ratios than International Equity Fund. The directors considered the Manager's advice that if one or both of these Reorganizations are approved, shareholders of Growth Fund and Value Fund, as applicable, regardless of the class of shares they own, should realize an immediate reduction in both the net annual operating expenses and gross annual operating expenses (including and excluding any waivers or reimbursements) paid on their investment, although there can be no assurance that operational savings will be realized. The Manager also explained that shareholders of International Equity Fund are also expected to experience lower gross and net expenses as a result one or more of the Reorganizations. The directors also noted the estimated costs associated with the Reorganizations will be paid by the Target Funds and the Manager or its affiliates.

In recommending approval of the Plan, the Manager advised the directors that the primary investment objective for each Fund is long-term growth of capital. Global Growth Fund has a secondary objective of seeking income, while International Equity Fund, Growth Fund, and Value Fund do not have a investment secondary objective. The Funds also have substantially similar investment policies. The directors also noted that the Funds investment portfolios were similar (except with respect to investments in U.S. securities). The directors were also advised that International Equity Fund under QMA had better investment performance than Global Growth Fund for the same period. In recommending approval of the Reorganizations, the Manager advised the directors that performance of International Equity Fund is stronger than that of the Value Fund over the past three months, and 3-and 5-year time periods and stronger than the Growth Fund over the past three months, and one-, 3- and 5-year time periods.

The directors, including a majority of Independent Directors, after considering the matter, unanimously concluded that the interests of Target Fund shareholders and International Equity Fund shareholders would not be diluted as a result of consummation of one or all of the Reorganizations and that, for the following reasons, consummation of one or all of the Reorganizations is in the best interests of the shareholders of each Target Fund and International Equity Fund:

•  The Funds have identical primary investment objectives, although Global Growth Fund has a secondary objective of income;

•  The Funds have substantially similar investment policies and restrictions;

•  Target Fund shareholders are expected to realize a reduction in both net and gross operating expense ratios as result of the consummation of one or more of the Reorganizations;

•  Although International Equity Fund is smaller than Global Growth Fund and not substantially larger than Growth Fund or Value Funds, the Manager believes that International Equity Fund's international core strategy, as opposed to the more targeted global growth strategy of Global Growth Fund and the more targeted international growth and value strategies of Growth Fund and Value Fund, is more likely to attract and maintain an economically viable asset level after the consummation of one or more of the Reorganizations. Thus, the Boards determined that none of the Target Funds are expected in the future to achieve satisfactory asset growth, whereas International Equity Fund is expected to achieve satisfactory asset growth; and

•  Shareholders of each Fund could benefit from the long-term economies of scale that may result from consummation of one or both of the Reorganizations.

The Boards also considered that, in the opinion of special tax counsel to World Fund and SP Mutual Funds, the exchange of shares pursuant to the Plan would not result in taxable gain or loss for U.S. federal income tax purposes for shareholders of any Target Fund.

Consequently, the Boards of World Fund and SP Mutual Funds approved the Plan and recommended that all Target Fund shareholders of vote to approve the Plan.

For the reasons discussed above, the Boards of Directors of SP Mutual Funds and World Fund unanimously recommend that you vote FOR the Plan.

If shareholders of one or all of the Target Funds do not approve the Plan, the relevant Board will consider other possible courses of action for such Target Fund, including, among others, consolidation of the Target Fund with one or more affiliated or unaffiliated funds other than International Equity Fund, adding one or more new subadvisers or replacing the current subadviser with one or more subadvisers. In the event that the shareholders of a Target Fund do not approve the Plan, the Manager may consider recommending to the relevant Board and shareholders the liquidation of that Target Fund in light of its past and anticipated future inability to attract sufficient assets to support long-term viability. A liquidation of a Target Fund would result in taxable gains or losses for most shareholders of that Target Fund.

INFORMATION ABOUT THE REORGANIZATIONS

This is only a summary of the Plans. You should read the forms of the Plan attached hereto.

Closing

If a Target Fund's shareholders approve the Plan, the relevant Reorganization will take place after various conditions are satisfied by SP Mutual Funds, on behalf of Growth Fund, and World Fund, on behalf of Global Growth Fund, Value Fund, and International Equity Fund, including the preparation of certain documents. Each of SP Mutual Funds and World Fund will determine a specific date for each Reorganization to take place. This is called the "closing date." If shareholders of a Target Fund do not approve the Plan, the Reorganization with respect to that Fund will not take place and the Boards of Directors of SP Mutual Funds and World Fund will consider alternative courses of actions, as described above. Shareholder approval of one Reorganization is not contingent upon, and will not affect, shareholder approval of any of the other Reorganization. In addition, completion of one Reorganization is not contingent upon, and will not affect, completion of any of the other Reorganization.

If a Target Fund's shareholders approve the Plan, SP Mutual Funds and/or World Fund, on behalf of the relevant Target Fund, will deliver to International Equity Fund all of such Target Fund's assets and International Equity Fund will assume all of the liabilities of such Target Fund on the closing date. World Fund will issue to SP Mutual Funds and/or World Fund, for the benefit of the relevant Target Fund, shares of International Equity Fund of a value equal to the dollar value of the net assets delivered to International Equity Fund. SP Mutual Funds and/or World Fund will then distribute to the shareholders of record of the relevant Target Fund as of the close of business on the closing date, International Equity Fund shares in equivalent value and of equivalent class as such shareholder holds in the relevant Target Fund (except that Class B shareholders of Global Growth Fund would receive Class F shares of International Equity Fund). The relevant Target Fund will be subsequently liquidated and terminated and International Equity Fund will be the surviving fund. The stock transfer books of the relevant Target Fund will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the relevant Target Fund may be submitted at any time before the close of the NYSE on the closing date and requests that are received in proper form prior to that time will be effected prior to the closing date.

To the extent permitted by law, SP Mutual Funds and World Fund may amend the Plan without shareholder approval. SP Mutual Funds and World Fund may also agree to terminate and abandon one or all of the Reorganizations at any time before or, to the extent permitted by law, after the approval by shareholders of one or all of the Target Funds.

Expenses Resulting from the Reorganizations

The expenses resulting from the Global Growth Fund Reorganization, including proxy solicitation costs, will be paid pro rata based on assets by Global Growth Fund and International Equity Fund. The portfolio securities of the Global Growth Fund will be transferred in-kind to the International Equity Fund. Accordingly, consummation of the relevant Reorganization is expected to entail little or no expenses in connection with portfolio restructuring. The Reorganization costs attributable to Global Growth Fund and International Equity Fund are currently estimated to be approximately $378,000 and $262,000, respectively, including approximately $89,600 (for Global Growth Fund) and $70,400 (for International Equity Fund) in estimated proxy solicitation costs. The expenses resulting from the Growth Fund and Value Fund Reorganizations, including proxy solicitation costs, will be paid by the Manager and/or an affiliate and Growth Fund and Value Fund. The portfolio securities of Growth Fund and Value Fund will be transferred in-kind to International Equity Fund. Accordingly, consummation of the relevant Reorganization(s) is expected to entail little or no expenses in connection with portfolio restructuring. The total estimated Reorganization costs attributable to Growth Fund and Value Fund are approximately $532,000 and $315,000, respectively, including approximately $303,000 (for Growth Fund) and $220,000 (for Value Fund) in estimated proxy solicitation costs, and the Manager and/or an affiliate will pay any such costs.

Tax Consequences of the Reorganizations

The consummation of each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Code. It is a condition to the obligation of SP Mutual Funds and World Fund, as applicable, to complete the relevant Reorganization that SP Mutual Funds and World Fund, as applicable, will have received an opinion from Shearman & Sterling LLP, based upon representations made by SP Mutual Funds and World Fund, as applicable, and upon certain assumptions, substantially to the effect that:

1.  The acquisition by International Equity Fund of the assets of the Target Fund in exchange solely for voting shares of International Equity Fund and the assumption by International Equity Fund of the liabilities, if any, of such Target Fund, followed by the distribution of International Equity Fund shares received by such Target Fund pro rata to its shareholders, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and International Equity Fund and such Target Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

2.  The shareholders of such Target Fund will not recognize gain or loss upon the exchange of all of their shares of that Target Fund solely for shares of International Equity Fund, as described in this Prospectus/Proxy Statement and in the Plan;

3.  No gain or loss will be recognized by such Target Fund upon the transfer of its assets to International Equity Fund in exchange solely for voting shares of International Equity Fund and the assumption by International Equity Fund of the liabilities, if any, of that Target Fund. In addition, no gain or loss will be recognized by such Target Fund on the distribution of such shares to the shareholders of that Target Fund (in liquidation of that Target Fund);

4.  No gain or loss will be recognized by International Equity Fund upon the acquisition of the assets of such Target Fund in exchange solely for voting shares of International Equity Fund and the assumption of the liabilities, if any, of such Target Fund;

5.  International Equity Fund's tax basis for the assets acquired from such Target Fund will be the same as the tax basis of these assets when held by that Target Fund immediately before the transfer, and the holding period of such assets acquired by International Equity Fund will include the holding period of such assets when held by that Target Fund;

6.  Such Target Fund's shareholders' tax basis for the shares of International Equity Fund received by them pursuant to the reorganization will be the same as their tax basis in such Target Fund shares exchanged therefor; and

7.  The holding period of International Equity Fund shares received by the shareholders of such Target Fund will include the holding period of their Target Fund shares exchanged therefor, provided such Target Fund shares were held as capital assets on the date of the exchange.

An opinion of counsel is not binding on the Internal Revenue Service, or the courts. If a Reorganization is consummated but fails to qualify as a "reorganization" within the meaning of Section 368(a) of the Code, the Reorganization would be treated as a taxable sale of assets by the Target Fund to International Equity Fund followed by a taxable liquidation of the Target Fund, and the shareholders of the Target Fund would recognize taxable gains or losses equal to the difference between their adjusted tax basis in the shares of the Target Fund and the fair market value of the shares of International Equity Fund received in exchange therefor. Global Growth Fund has a capital loss carryforward as of October 31, 2005 of approximately $112,704,000. Growth Fund has a capital loss carryforward as of October 31, 2005 of approximately $158,827,000. Value Fund has a capital loss carryforward as of October 31, 2005 of approximately $15,418,000. International Equity Fund has a capital loss carryforward as of October 31, 2005 of approximately $167,990,000. In a tax-free reorganization, the acquiring fund generally succeeds to capital loss carryforwards of the target fund on the transfer date pursuant to Section 381 of the Code. There are several rules that may limit the ability of the acquiring fund to utilize the capital loss carryforwards of the target fund after the transfer date. Section 381 limits the amount of gain of the acquiring fund that can be offset by the capital loss carryforwards of the target fund in the first taxable year ending after the reorganization. A second rule (pursuant to Sections 382 and 383 of the Code) limits the amount of capital gain of the acquiring fund that may be offset annually by the capital loss carryforwards of the funds participating in the tax-free reorganization (including the acquiring fund itself where there is a more-than-50-percentage-point change in the ownership of such acquiring fund) (each, a Loss Fund). If there is a more-than-50-percentage-point change in the ownership of a Loss Fund (i.e., the shareholders of the Loss Fund own less than 50% of the stock of the surviving entity in the Reorganizations), the acquiring fund's annual usage of the capital loss carryforwards of the Loss Fund is limited, in general, to the value of the equity of such Loss Funds immediately before the reorganization multiplied by the applicable long-term tax-exempt bond rate (as published by the IRS). Accordingly, the usage of the capital loss carryforwards of the Value Fund and the Growth Fund will be subject to limitation upon their respective Reorganization and the usage of the capital loss carryforwards of the Global Growth Fund will be subject to limitation if the shareholders of the Global Growth Fund own less than 50% of the stock of the International Equity Fund as a result of the Reorganizations. In addition, if the Global Growth Fund Reorganization takes place and/or the Value Fund and the Growth Fund Reorganizations both occur, the usage of the capital loss carryforwards of the International Equity Fund will be subject to limitation. Additional rules may apply, further limiting the utilization of the capital loss. Target Fund shareholders should consult their tax advisers regarding the tax consequences to them of the relevant Reorganization in light of their individual circumstances. In addition, because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganizations, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the relevant Reorganization.

Characteristics of International Equity Fund Shares

International Equity Fund was formed as a series of shares of stock of World Fund in Maryland on December 2, 1999. It is registered with the SEC as an open-end management investment company. World Fund is authorized to issue 1.5 billion shares of common stock, par value $0.01 per share, which is currently divided into three series. Each series is divided into four classes, designated Class A, Class B, Class C and Class Z shares.

Each class of shares represents an interest in the same assets of International Equity Fund and is identical in all respects except that:

•  each class is subject to different sales charges and distribution or service fees (12b-1 fees) (except for Class Z shares, which are not subject to any sales charges and distribution or service fees), which may affect net asset value, dividends and liquidation rights;

•  each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of that class differ from the interests of any other class;

•  each class has a different exchange privilege;

•  Class Z shares are only available to a limited class of shareholders; and

•  Class B, shares will have a conversion feature whereby Class B shares will automatically convert to Class A shares at the end of seven years (Class B shares), after the original purchase of shares.

Shares of International Equity Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Except for the conversion feature described above, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of International Equity Fund is entitled to its portion of all of that Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A and Class Z shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders, whose distribution expenses are lower and to Class Z shareholders, whose shares are not subject to any distribution or service fees. The voting and dividend rights, the right of redemption and the privilege of exchange are described in International Equity Fund's prospectus.

International Equity Fund does not intend to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless less than a majority of the directors holding office have been elected by shareholders, and the 1940 Act requires a meeting of shareholders, at which time the directors then in office will call a shareholder meeting for the election of directors. Shareholders of record of two-thirds of the outstanding shares of International Equity Fund may remove a director, with or without cause, by votes cast in person or by proxy at a meeting called for that purpose. The directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director, or to transact any other business, when requested in writing to do so by the shareholders of record holding at least a majority of International Equity Fund's outstanding shares.

Shares of International Equity Fund that will be distributed to shareholders of Global Growth Fund will have the same legal characteristics as the shares of Global Growth Fund with respect to such matters as assessibility, conversion rights, and transferability.

If the Reorganization is approved with respect to Global Growth Fund, International Equity Fund will authorize and issue one additional class of shares to be designated "Class F" that will have distribution and redemption fees equivalent to the Class B of Global Growth Fund. If the Reorganization relating to Growth Fund is approved, International Equity Fund will authorize and issue four additional classes of shares that will be equivalent to Class L, Class M, Class X and New Class X shares of Growth Fund.

Capitalization

The following tables set forth, as of April 30, 2006, the capitalization of each share class of: (i) International Equity Fund; (ii) Global Growth Fund; (iii) the pro forma International Equity Fund as adjusted to give effect to the Global Growth Fund Reorganization; (iv) Growth Fund; (v) the pro forma International Equity Fund as adjusted to give effect to the Growth Fund Reorganization; (vi) Value Fund; (vii) the pro forma International Equity Fund as adjusted to give effect to the Value Fund Reorganization; and (viii) the pro forma International Equity Fund as adjusted to give effect to each of the Global Growth Fund Reorganization, the Growth Fund Reorganization, and the Value Fund Reorganization. The Class L, Class M, and Class X shares of International Equity Fund were not offered as of April 30, 2006. The capitalization of International Equity Fund is likely to be different than the pro forma indicated below when one or all of the Reorganizations are consummated.

Global Growth Fund Reorganization

Class A

	Global Growth Fund	International Equity Fund	Adjustments	Pro Forma International Equity after Global Growth Fund Reorganization (unaudited)
Net assets	$355,654,483	$55,981,596	N/A	$411,636,079
Total shares outstanding	19,199,727	6,735,056	23,600,245	49,535,028
Net asset value per share	$18.52	$8.31	N/A	$8.31

Class B (International Equity only)

	Global Growth Fund*	International Equity Fund	Adjustments	Pro Forma International Equity after Global Growth Fund Reorganization (unaudited)
Net assets	N/A	$48,211,478	N/A	$48,211,478
Total shares outstanding	N/A	6,004,071	N/A	6,004,071
Net asset value per share	N/A	$8.03	N/A	$8.03

*  Class B shareholders of Global Growth Fund will receive Class F shares of International Equity Fund upon closing of the Reorganization. Therefore, the capitalization information for the Class B shares of Global Growth Fund is provided below with the capitalization for the Class F shares of International Equity Fund.

Class F

	Global Growth Fund (Class B)	International Equity Fund	Adjustments*	Pro Forma International Equity after Global Growth Fund Reorganization (unaudited)
Net assets	$50,336,961	N/A	N/A	$50,336,961
Total shares outstanding	3,020,832	N/A	3,247,781	6,268,613
Net asset value per share	$16.66	N/A	N/A	$8.03

Class C

	Global Growth Fund	International Equity Fund	Adjustments	Pro Forma International Equity after Global Growth Fund Reorganization (unaudited)
Net assets	$13,739,881	$14,670,834	N/A	$28,410,715
Total shares outstanding	832,427	1,827,433	878,212	3,538,072
Net asset value per share	$16.51	$8.03	N/A	$8.03

Class Z

	Global Growth Fund	International Equity Fund	Adjustments	Pro Forma International Equity after Global Growth Fund Reorganization (unaudited)
Net assets	$15,925,657	$233,605,967	N/A	$249,531,624
Total shares outstanding	847,734	27,871,456	1,057,853	29,777,043
Net asset value per share	$18.79	$8.38	N/A	$8.38

Growth Fund Reorganization

Class A

	Growth Fund	International Equity Fund	Adjustments*	Pro Forma International Equity Fund after Growth Fund Reorganization (unaudited)
Net assets	$24,357,549	$55,981,596	N/A	$80,339,145
Total shares outstanding	1,429,434	6,735,056	1,503,277	9,667,767
Net asset value per share	$17.04	$8.31	N/A	$8.31

Class B

	Growth Fund	International Equity Fund	Adjustments*	Pro Forma International Equity Fund after Growth Fund Reorganization (unaudited)
Net assets	$4,303,229	$48,211,478	N/A	$52,514,707
Total shares outstanding	260,906	6,004,071	274,837	6,539,814
Net asset value per share	$16.49	$8,03	N/A	$8.03

Class C

	Growth Fund	International Equity Fund	Adjustments*	Pro Forma International Equity Fund after Growth Fund Reorganization (unaudited)
Net assets	$54,131,591	$14,670,834	N/A	$68,802,425
Total shares outstanding	3,273,670	1,827,433	3,467,069	8,568,172
Net asset value per share	$16.54	$8.03	N/A	$8.03

Class L

	Growth Fund	International Equity Fund**	Adjustments*	Pro Forma International Equity Fund after Growth Fund Reorganization (unaudited)
Net assets	$44,878,543	$—	N/A	$44,878,543
Total shares outstanding	2,642,451	—	2,803,974	5,446,425
Net asset value per share	$16.98	$—	N/A	$8.24

Class M

	Growth Fund	International Equity Fund**	Adjustments*	Pro Forma International Equity Fund after Growth Fund Reorganization (unaudited)
Net assets	$116,554,871	$—	N/A	$116,554,871
Total shares outstanding	7,068,857	—	7,446,071	14,514,928
Net asset value per share	$16.49	$—	N/A	$8.03

Class X

	Growth Fund	International Equity Fund**	Adjustments*	Pro Forma International Equity Fund after Growth Fund Reorganization (unaudited)
Net assets	$34,383,924	$—	N/A	$34,383,924
Total shares outstanding	2,084,138	—	2,197,795	4,281,933
Net asset value per share	$16.50	$—	N/A	$8.03

Class Z

	Growth Fund	International Equity Fund	Adjustments*	Pro Forma International Equity Fund after Growth Fund Reorganization (unaudited)
Net assets	$—	$233,605,967	N/A	$233,605,967
Total shares outstanding	—	27,871,456	N/A	27,871,456
Net asset value per share	$—	$8.38	N/A	$8.38

Value Fund Reorganization

Class A

	Value Fund	International Equity Fund	Adjustments*	Pro Forma International Equity Fund after Value Fund Reorganization (unaudited)
Net assets	$73,406,190	$55,981,596	N/A	$129,387,786
Total shares outstanding	2,793,646	6,735,056	6,041,429	15,570,131
Net asset value per share		$26.28	$8.31	$8.31

Class B

	Value Fund	International Equity Fund	Adjustments*	Pro Forma International Equity Fund after Value Fund Reorganization (unaudited)
Net assets	$20,727,604	$48,211,478	N/A	$68,939,082
Total shares outstanding	811,802	6,004,071	1,769,318	8,585,191
Net asset value per share	$25.53	$8.03	N/A	$8.03

Class C

	Value Fund	International Equity Fund	Adjustments*	Pro Forma International Equity Fund after Value Fund Reorganization (unaudited)
Net assets	$16,583,074	$14,670,834	N/A	$31,253,908
Total shares outstanding	648,591	1,827,433	1,416,119	3,892,143
Net asset value per share	$25.57	$8.03	N/A	$8.03

Class Z

	Value Fund	International Equity Fund	Adjustments*	Pro Forma International Equity Fund after Value Fund Reorganization (unaudited)
Net assets	$172,520,980	$233,605,967	N/A	$406,126,947
Total shares outstanding	6,529,205	27,871,456	14,063,175	48,463,836
Net asset value per share	$26.42	$8.38	N/A	$8.38

Global Growth Fund, Growth Fund, and Value Fund Reorganizations

Class A

	Global Growth Fund	Growth Fund	Value Fund	International Equity Fund	Adjustments	Pro Forma International Equity Fund after All Reorganizations (unaudited)
Net assets	$355,654,483	$24,357,549	$73,406,190	$55,981,596	N/A	$509,399,818
Total shares outstanding	19,199,727	1,429,434	2,793,646	6,735,056	31,141,754	61,299,617
Net asset value per share		$18.52	$17.04	$26.28	$8.31	$8.31

Class B

	Global Growth Fund	Growth Fund	Value Fund	International Equity Fund	Adjustments	Pro Forma International Equity Fund after All Reorganizations (unaudited)
Net assets	—	$4,303,229	$20,727,604	$48,211,478	N/A	$73,424,311
Total shares outstanding	—	260,906	811,802	6,004,071	2,044,306	9,121,085
Net asset value per share	—	$16.49	$25.53	$8.03	N/A	$8.03

*  Class B shareholders of Global Growth Fund will receive Class F shares of International Equity Fund upon closing of the Reorganization. Therefore, the capitalization information for the Class B shares of Global Growth Fund is provided below with the capitalization for the Class F shares of International Equity Fund.

Class F(Global Growth Fund only)

	Global Growth Fund (Class B)	Growth Fund	Value Fund	International Equity Fund	Adjustments*	Pro Forma International Equity Fund after All Reorganizations (unaudited)
Net assets	$50,336,961	—	—	—	N/A	$50,336,961
Total shares outstanding	3,020,832	—	—	—	3,247,781	6,268,613
Net asset value per share	$16.66	—	—	—	N/A	$8.03

Class C

	Global Growth Fund	Growth Fund	Value Fund	International Equity Fund	Adjustments	Pro Forma International Equity Fund after All Reorganizations (unaudited)
Net assets	$13,739,881	$54,131,591	$16,583,074	$14,670,834	N/A	$99,125,380
Total shares outstanding	832,427	3,273,670	648,591	1,827,433	5,762,260	12,344,381
Net asset value per share	$16.51	$16.54	$25.57	$8.03	N/A	$8.03

Class L

	Global Growth Fund	Growth Fund	Value Fund	International Equity Fund	Adjustments	Pro Forma International Equity Fund after All Reorganizations (unaudited)
Net assets	—	$44,878,543	—	—	N/A	$44,878,543
Total shares outstanding	—	2,642,451	—	—	2,803,974	5,446,425
Net asset value per share		—	$16.98	—	—	$8.24

Class M

	Global Growth Fund	Growth Fund	Value Fund	International Equity Fund	Adjustments	Pro Forma International Equity Fund after All Reorganizations (unaudited)
Net assets	—	$116,554,871	—	—	N/A	$116,554,871
Total shares outstanding	—	7,068,857	—	—	7,446,071	14,514,928
Net asset value per share	—	$16.49	—	—	N/A	$8.03

Class X

	Global Growth Fund	Growth Fund	Value Fund	International Equity Fund	Adjustments	Pro Forma International Equity Fund after All Reorganizations (unaudited)
Net assets	—	$34,383,924	—	—	N/A	$34,383,924
Total shares outstanding	—	2,084,138	—	—	2,197,795	4,281,933
Net asset value per share	—	$16.50	—	—	N/A	$8.03

Class Z

	Global Growth Fund	Growth Fund	Value Fund	International Equity Fund	Adjustments	Pro Forma International Equity Fund after All Reorganizations (unaudited)
Net assets	$15,925,657	—	$172,520,980	$233,605,967	N/A	$422,052,604
Total shares outstanding	847,734	—	6,529,205	27,871,456	15,115,878	50,364,273
Net asset value per share	$18.79	—	$26.42	$8.38	N/A	$8.38

VOTING INFORMATION

Required Vote

Only shareholders of record of Global Growth Fund, Growth Fund, and Value Fund as of the Record Date will be entitled to vote at the relevant Meeting. As of the Record Date, there were ____________ shares of Global Growth Fund issued and outstanding, _________ shares of Growth Fund issued and outstanding, and ________ shares of Value Fund issued and outstanding.

The presence in person or by proxy of the holders of a majority of the outstanding shares of a Target Fund entitled to be voted at the relevant Meeting is required to constitute a quorum of such Target Fund at that Meeting. Shares beneficially held by shareholders present in person or represented by proxy at the relevant Meeting will be counted for the purpose of calculating the votes cast on the issues before the relevant Meeting. If a quorum is present with respect to that Target Fund, the affirmative vote of the holders of a majority of the total number of shares of capital stock of that Target Fund outstanding and entitled to vote thereon is necessary to approve the Plan, which, for purposes of this vote, under the 1940 Act, means that approval of the Plan requires the vote of the lesser of (i) 67% or more of the voting shares of that Target Fund represented at a relevant Meeting at which more than 50% of the outstanding voting shares of that Target Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of that Target Fund. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of a Target Fund held at the close of business on the Record Date.

Shares held by shareholders present in person or represented by proxy at the relevant Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the relevant Meeting. An abstention by a shareholder, either by proxy or by vote in person at a relevant Meeting, is not a vote cast.

Under existing NYSE rules, it is not expected that brokers, banks and other nominees will be entitled to vote a Fund's shares with respect to the Plan unless the beneficial owner gives specific instructions for such vote to the broker or other nominee. When a broker executes and returns a proxy card but is unable to cast a vote on a matter without specific instructions, and no specific instructions are given, the result is referred to as a "broker non-vote." SP Mutual Funds and World Fund will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

Abstentions and broker non-votes will count towards determining the presence of a quorum at the relevant Meeting. However, shares represented by broker non-votes and abstentions will not be voted for or against the reorganization or any adjournment. Therefore, since approval of the Plan requires the affirmative vote of the lesser of 67% of the voting shares present at the relevant Meeting or a majority of the total number of Target Fund shares outstanding at the Record Date, each broker non-vote and abstention would have the effect of a vote AGAINST the Plan or against an adjournment.

In the event that sufficient votes to obtain a quorum have not been obtained by the Target Funds, as applicable, the Target Funds, as applicable, may request that one or more brokers submit a specific number of broker non-votes in order to obtain a quorum. The Target Funds, as applicable, would only take such actions if they believed that such actions would result in a quorum and the applicable Target Fund had already received or expected to receive sufficient shareholder votes to approve the proposal at the Meeting. Therefore, shareholders who are against the proposal for the approval of the respective Plan should vote AGAINST the Plan.

Shareholders having more than one account in a Target Fund generally will receive a single proxy statement and a separate proxy card for each account. It is important to mark, sign, date and return all proxy cards received.

In the event that sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the relevant Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the relevant Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote FOR any such adjournment in their discretion. Shares represented by broker non-votes or abstentions will not be voted for or against adjournment. Because an adjournment requires an affirmative vote of a majority of the shares present at the relevant Meeting, each broker non-vote and abstention would have the effect of a vote against adjournment.

How to Vote

You can vote your shares in any one of four ways:

•  By mail, with the enclosed proxy card.

•  In person at the relevant Meeting.

•  By phone.

•  Over the Internet.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the relevant Meeting or adjournment of the relevant Meeting.

Revocation of Proxies

Proxies, including votes given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of SP Mutual Funds or World Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, (ii) by properly submitting a later-dated proxy that is received by 11:59 p.m. Eastern time on the day prior to the Meeting, or (iii) by attending the relevant Meeting and voting in person. Merely attending the relevant Meeting without voting, however, will not revoke a previously submitted proxy.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of World Fund and SP Mutual Funds. In addition, World Fund and SP Mutual Funds have engaged [MIS, an ADP Company], a professional proxy solicitation firm, to assist in the solicitation of proxies. As the Meeting dates approach, you may receive a phone call from a representative of [MIS] if World Fund or SP Mutual Funds, as applicable, has not yet received your vote. [MIS] may ask you for authority, by telephone, to permit [MIS] to execute your voting instructions on your behalf. The proxy solicitation costs are currently estimated to be approximately $[ ].

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the table below sets forth each shareholder that owns of record more than 5% of any class of each Fund.

Fund	Beneficial Owner Name*	Address	Class	Percent Ownership
Global Growth Fund

Growth Fund

Value Fund

International Equity Fund

[To be filed by Amendment]

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of the Record Date, the officers and directors of World Fund, as a group, beneficially owned less than 1% of the outstanding voting shares of Global Growth Fund, Value Fund, or International Equity Fund.

As of the Record Date, the officers and directors of SP Mutual Funds, as a group, beneficially owned less than 1% of the outstanding voting shares of Growth Fund.

Global Growth Fund and Value Fund do not offer Class L, Class M, Class X shares, or New Class X shares. Growth Fund does not offer Class Z shares. In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.

ADDITIONAL INFORMATION

International Equity Fund is a series of the World Fund, an open-end management investment company registered with the SEC under the 1940 Act. Detailed information about International Equity Fund is contained in its prospectus, dated December 30, 2005, which is enclosed herewith and is incorporated by reference into this Prospectus/Proxy Statement. Additional information about International Equity Fund is included in its Statement of Additional Information, dated December 30, 2005, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

A copy of the Annual Report to Shareholders of International Equity Fund for the fiscal year ended October 31, 2005, and the Semi-Annual Report to Shareholders of International Equity Fund for the six-month period ended April 30, 2006 are enclosed herewith. A copy of such shareholder reports also may be obtained by calling 1-800-225-1852 or by writing to International Equity Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

World Fund, on behalf of Global Growth Fund, and SP Mutual Funds, on behalf of Growth Fund and Value Fund, file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Also, copies of such material can be obtained from the SEC's Public Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at http://www.sec.gov.

MISCELLANEOUS

Legal Matters

Certain legal matters in connection with the Reorganizations will be passed upon by Sullivan & Cromwell LLP. Sullivan & Cromwell LLP will rely on the opinion of DLA Piper Rudnick Gray Cary US LLP, special Maryland counsel, as to certain matters of Maryland law. Certain tax matters in connection with the Reorganizations will be passed upon by Shearman & Sterling LLP, special tax counsel.

Independent Registered Public Accounting Firm

The audited financial statements of International Equity Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report to Shareholders of International Equity Fund for the fiscal year ended October 31, 2005 (File No. 811-3981). The unaudited financial statements of International Equity Fund, also incorporated by reference into the SAI, are included in the Semi-Annual Report to Shareholders of International Equity Fund for the six-month period ended April 30, 2006 (File No. 811-3981).

The audited financial statements of Global Growth Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report to Shareholders of Global Growth Fund for the fiscal year ended October 31, 2005 (File No. 811-3981). The unaudited financial statements of Global Growth Fund, also incorporated by reference into the SAI, are included in the Semi-Annual Report to Shareholders of Global Growth Fund for the six-month period ended April 30, 2006 (File No. 811-3981).

The audited financial statements of Growth Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report to Shareholders of Growth Fund for the fiscal year ended October 31, 2005 (File No. 811-08085). The unaudited financial statements of Growth Fund, also incorporated by reference into the SAI, are included in the Semi-Annual Report to Shareholders of Growth Fund for the six-month period ended April 30, 2006 (File No. 811-08085).

The audited financial statements of Value Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report to Shareholders of Value Fund for the fiscal year ended October 31, 2005 (File No. 811-3981). The unaudited financial statements of Value Fund, also incorporated by reference into the SAI, are included in the Semi-Annual Report to Shareholders of Value Fund for the six-month period ended April 30, 2006 (File No. 811-3981).

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise Global Growth Fund, Growth Fund, and Value Fund care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement you wish to receive in order to supply copies to the beneficial owners of Target Fund shares.

SHAREHOLDER PROPOSALS

Each of SP Mutual Funds and World Fund is not required to hold and will not ordinarily hold annual shareholders' meetings in any year in which the election of directors is not required to be acted upon under the 1940 Act. The Boards of Directors of SP Mutual Funds and World Fund may call special meetings of the shareholders for action by shareholder vote as required by the 1940 Act or the governing documents of SP Mutual Funds and World Fund.

Pursuant to rules adopted by the SEC, a Target Fund shareholder may submit a proposal for shareholder action for inclusion in a proxy statement relating to annual and other meetings of the shareholders of the Target Fund which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by the Target Fund at a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included. Although the relevant charters provide that the relevant by-laws may delineate requirements for presenting matters at annual meetings, the relevant by-laws do not currently do so. This generally means that Target Fund shareholders may submit proposals from the floor of an annual meeting. However, under Maryland law, the purpose of any special meeting of shareholders must be described in the notice of such meeting so only items included in the notice for a special meeting may be considered at a special meeting of shareholders.

The Boards of Directors of SP Mutual Funds and World Fund intend to bring before the Meetings the matters set forth in the foregoing notice. The Directors do not expect any other business to be brought before the Meetings. If, however, any other matters are properly presented to the Meetings for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of SP Mutual Funds or World Fund, as applicable, by execution of a subsequent proxy, or by voting in person at the relevant Meeting.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization (attached).

B	Prospectus for International Equity Fund, dated December 30, 2005 (enclosed).

C	Annual Report to Shareholders of International Equity Fund for the fiscal year ended October 31, 2005 (enclosed).

D	Semi-Annual Report to Shareholders of International Equity Fund for the six-month period ended April 30, 2006 (unaudited) (enclosed).

Exhibit A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") is made as of this ______ day of October, 2006, by the Prudential World Fund, Inc. (the "Company"), a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on behalf of the Jennison Global Growth Fund (the "Acquired Fund"), and the Dryden International Equity Fund (the "Acquiring Fund"), each a series of the Company. Together, the Acquiring Fund and the Acquired Fund are referred to as the "Funds."

The Plan has been structured with the intention that the transactions contemplated hereby qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Fund, of all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, in exchange solely for full and fractional shares of common stock, par value $0.001 each, of the Acquiring Fund (as defined in Section 1(b) as the "Acquiring Fund Shares"); (ii) the distribution after the Closing Date (as provided in Section 3), of Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the Closing (as defined in Section 3), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by the Company, on behalf of the Acquired Fund, and by the Company, on behalf of the Acquiring Fund:

1.   Sale and Transfer of Assets of the Acquired Fund in Exchange for Shares of the Acquiring Fund and Assumption of the Acquired Fund's Liabilities, if any, and Liquidation and Dissolution of Acquired Fund.

(a)  Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, the Company, on behalf of the Acquired Fund, shall sell, assign, convey, transfer and deliver to the Company, for the benefit of the Acquiring Fund, at the Closing all of the Acquired Fund's then existing assets, and assume substantially all of the Acquired Fund's liabilities. The Acquired Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date but only to the extent any liability associated with such rights was not assumed by the Acquiring Fund.

(b)  Subject to the terms and conditions of this Plan, the Company, on behalf of the Acquiring Fund, shall at the Closing deliver to the Company, for the benefit of the Acquired Fund, the number of shares of a Class of the Acquiring Fund determined by dividing the net asset value allocable to a share of such Class of the Acquired Fund by the net asset value allocable to a share of the corresponding Class of the Acquiring Fund (except that Class B shareholders of the Acquired Fund shall receive Class B1 shares of the Acquiring Fund), and multiplying the result thereof by the number of outstanding shares of the applicable Class of the Acquired Fund, as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date, all such values to be determined in the manner and as of the time set forth in Section 2 hereof; and assume all of the Acquired Fund's liabilities, if any, as set forth in this Section 1(b). Except as otherwise provided herein, the Acquiring Fund will assume all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however, that the Company agrees to utilize its best efforts to cause the Acquired Fund to discharge all of the known debts, liabilities, obligations and duties of the Acquired Fund prior to the Closing Date.

(c)  As soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Company on behalf of the Acquired Fund, shall distribute pro rata to Acquired Fund shareholders of record, determined as of the close of business on the Closing Date, the Acquiring Fund Shares received by the

Acquired Fund pursuant to this Section with each Acquired Fund shareholder receiving shares of the same Class or Classes of the Acquiring Fund as such shareholder holds of the Acquired Fund, and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund and noting in such accounts the names of the former Acquired Fund Shareholders and the types and amounts of Acquiring Fund Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the second decimal place. The Company shall not issue certificates representing the Acquiring Fund shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will be simultaneously cancelled on the books of the Acquired Fund.

(d)  Ownership of Acquiring Fund Shares will be shown on the books of Company's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Company's then-effective registration statement.

(e)  Any transfer taxes payable upon issuance of Acquiring Fund Shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

2.  Valuation.

(a)  The value of the Acquired Fund's assets transferred to and liabilities assumed by the Acquiring Fund (such amount, the "Net Assets") hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (such time and date being hereinafter called the "Valuation Time") using the valuation procedures set forth in the Company's articles of incorporation and currently effective registration statement.

(b)  The net asset value of a share of the Acquiring Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in Company's articles of incorporation and currently effective registration statement.

(c)  The net asset value of shares of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Company's articles of incorporation and currently effective registration statement.

3.   Closing and Closing Date.

(a)  The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be December 15, 2006, or such earlier or later date as agreed to in writing by the parties hereto. The Closing shall take place at the principal office of the Company or at such other place as the parties may agree. The Company, on behalf of the Acquired Fund, shall have provided for delivery, as of the Closing, of the Acquired Fund's Net Assets to be transferred to the account of the Company, for the benefit of the Acquiring Fund, at the Company's custodian. Also, the Company, on behalf of the Acquired Fund, shall produce at the Closing (or as soon as possible thereafter) a list of names and addresses of the shareholders of record of full and fractional shares of common stock of the Acquired Fund, par value $0.01 each (the "Acquired Fund Shares") and the number of full and fractional Acquired Fund Shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. The Company, on behalf of the Acquiring Fund, shall issue and deliver to the Secretary or Assistant Secretary of the Company at the Closing a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date, or shall provide evidence satisfactory to the Company that the Acquiring Fund Shares have been registered in all account books of the Acquiring Fund in such manner as the Company, on behalf of the Acquired Fund, may request. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Plan.

(b)  In the event that immediately prior to the Valuation Time (a) the NYSE or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired Fund and of the net asset value per share of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

4.  Representations and Warranties to the Company, for the benefit of the Acquiring Fund, by the Company on behalf of the Acquired Fund. The Company, on behalf of the Acquired Fund, makes the following representations and warranties to the Acquiring Fund:

(a)  The Acquired Fund is a series of the Company, a corporation duly organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing with the Maryland State Department of Assessments and Taxation (the "SDAT"). The Company is duly registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end, management investment company and all of the Acquired Fund Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"). The Acquired Fund has been duly established in accordance with the Company's articles of incorporation as a separate series of the Company.

(b)  The financial statements appearing in the Company's Annual Report to Shareholders of the Acquired Fund for the fiscal year ended October 31, 2005 (copies of which have been furnished to the Acquiring Fund) have been audited by KPMG LLP, fairly present the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(c)  The unaudited financial statements appearing in the Company's Semi-Annual Report to Shareholders of the Acquired Fund for the six-month period ended April 30, 2006 (copies of which will be furnished to the Acquiring Fund), and the unaudited financial statements appearing therein fairly present the financial position of the Acquired Fund as of such date and the results of operations and changes in net assets for the six-month period ended April 30, 2006, in conformity with U.S. generally accepted accounting principles.

(d)  The Company has the necessary corporate power and authority to conduct the Acquired Fund's business as such business is now being conducted.

(e)  The Company is not a party to or obligated under any provision of the Company's articles of incorporation or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Acquired Fund has elected to be treated as a regulated investment company (a "RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Fund to fail to satisfy the requirements of Subchapter M of the Code.

(h)  The Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Company, on behalf of the Acquiring Fund, for use therein.

5.  Representations and Warranties by the Company, for the benefit of the Acquired Fund, on behalf of the Acquiring Fund.

The Company, on behalf of the Acquiring Fund, makes the following representations and warranties to the Company, for the benefit of the Acquired Fund:

(a)  The Acquiring Fund is a series of the Company, a corporation duly organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing with the SDAT. The Company is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act. The Acquiring Fund has been duly established in accordance with the Company's articles of incorporation as a separate series of the Company.

(b)  The Acquiring Fund is authorized to issue __________ shares of common stock, par value $0.001 each of Acquiring Fund Shares, each outstanding share of which is duly and validly authorized, issued and outstanding, fully paid, non-assessable, freely transferable and has voting rights.

(c)  At the Closing, the Acquiring Fund Shares will be duly authorized, validly issued, fully paid and non-assessable and, under the under the Company's articles of incorporation and by-laws, no shareholder of the Acquiring Fund will have any pre-emptive right to subscribe therefore or purchase such shares, and such shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)  The financial statements appearing in the Company's Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended October 31, 2005 (copies of which have been furnished to the Company) have been audited by KPMG LLP and fairly present the financial position of the Acquiring Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(e)  The unaudited financial statements appearing in the Company's Semi-Annual Report to Shareholders of the Acquiring Fund for the period ended April 30, 2006 (copies of which will be furnished to the Company), fairly present the financial position of the Acquiring Fund as of such date and the results of operations and changes in net assets for the six-month period ended April 30, 2006, in conformity with U.S. generally accepted accounting principles.

(f)  The Company has the necessary corporate power and authority to conduct the Acquiring Fund's business as such business is now being conducted.

(g)  The Company is not a party to or obligated under any provision of the Company's articles of incorporation or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(h)  The Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Subchapter M of the Code and the Acquiring Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Fund to fail to satisfy the requirements of Subchapter M of the Code.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired

Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 5(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Company, on behalf of the Acquired Fund, for use therein.

6.  Representations and Warranties by the Company, on behalf of the Funds.

The Company, on behalf of the Funds makes the following representations and warranties.

(a)  The statement of assets and liabilities to be created by the Company as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Fund and the net asset value and outstanding shares of each Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)  At the Closing, each Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in Section 6(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except for such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)  Except as may be disclosed in the currently effective prospectuses of the Funds, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Funds.

(d)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Funds.

(e)  The execution, delivery and performance of this Plan have been duly authorized by all necessary action of the Board of Directors of the Company and this Plan constitutes a valid and binding obligation enforceable against the Company in accordance with its terms.

(f)  The Company anticipates that consummation of this Plan will not cause the applicable Fund to fail to comply with the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of the applicable fiscal year.

7.  Intentions of the Company, on behalf of the Funds.

(a)  The Company intends to operate the Acquired Fund's business as presently conducted between the date hereof and the Closing Date. The Company intends to operate the Acquiring Fund's business as presently conducted between the date hereof and the Closing Date.

(b)  The Company intends that the Acquired Fund will not acquire any Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund's shareholders.

(c)  The Company, on behalf of the Acquired Fund, intends, if the reorganization is consummated, to liquidate and dissolve the Acquired Fund.

(d)  The Company intends that, by the time of Closing, each Fund's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid.

(e)  At the Closing, the Company, on behalf of the Acquired Fund, intends to have available a copy of the shareholder ledger accounts, certified by the Company's transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of the Acquired Fund as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets and the assumption of liabilities that are the subject of this Plan.

(f)  The Company intends to mail to each shareholder of record of the Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended the (the "1934 Act"), and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  The Company, on behalf of the Acquiring Fund, covenants to file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder (including any supplement or amendment thereto, the "Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable and remains effective through the time of Closing. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Acquired Fund, and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement (collectively, "Proxy Statement"), and the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein in the light of the circumstances under which they were made, not misleading.

(h)  The Company intends to call a meeting of the shareholders of the Acquired Fund to consider and act upon this Plan and to use all reasonable efforts to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Directors/Trustees as set forth in Rule 17a-8(a) under the 1940 Act).

(i)  The Company intends that it will, from time to time, as and when requested by the Company, for the benefit of the Acquiring Fund, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Company may deem necessary or desirable in order to vest in and confirm to the Acquiring Fund title to and possession of all the Net Assets to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Plan.

(j)  The Company, on behalf of the Acquiring Fund, intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(k)  The Company, on behalf of the Acquiring Fund, intends that it will, from time to time, as and when requested by the Company, for the benefit of the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Company may deem necessary or desirable in order to (i) vest in and confirm to the Acquired Fund title to and possession of all the Acquiring Fund Shares to be transferred to the shareholders of the Acquired Fund pursuant to this Plan; (ii) assume all of the liabilities of the Acquired Fund in accordance with this Plan; and (iii) otherwise to carry out the intent and purpose of this Plan.

8.  Conditions Precedent to be Fulfilled by the Company, on behalf of the Funds.

The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:

(a)  That (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing, with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed on or on behalf of the Funds shall occur prior to the Closing; and (iii) the President or a Vice President and the Secretary, Assistant Secretary or equivalent officer of the Company shall execute a certificate to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Directors of the Company, on behalf of the Funds.

(c)  That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or to the best of either the Company's or the Company's knowledge have been threatened that would materially and adversely affect the business or financial condition of the applicable Fund, would prohibit the transactions contemplated hereby or would adversely affect the ability of the applicable Fund to consummate the transactions contemplated hereby.

(d)  That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)  That a distribution or distributions shall have been declared for each Fund, prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to shareholders of each Fund (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by Section 1222(9) of the Code.

(f)  The Company, for the benefit of the Funds, shall have received on the Closing Date a favorable opinion from (i) DLA Piper Rudnick Gray Cary US LLP, counsel to the Company, with respect to items in this section that relate to matters of Maryland law, and (ii) Sullivan & Cromwell LLP, counsel to the Company, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  The Company is a corporation duly incorporated and validly existing under the laws of the State of Maryland and in good standing with the SDAT with requisite corporate power under its charter to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as described in its current prospectus and the Funds have been duly established as a series of the Company in accordance with the terms of the Company's charter and the Maryland General Corporate Law;

(2)  This Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by the Company, on behalf of the Funds, and, assuming due authorization, execution and delivery of the Plan by the Company, on behalf of the Funds, is a valid and legally binding obligation of the Company and the Funds, enforceable against the each Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of Maryland law to govern this Plan;

(3)  When the Acquiring Fund shares to be distributed to Acquired Fund shareholders under the Plan are issued, sold and delivered, in an amount not to exceed the then authorized number of shares of common stock, par value $.001 per share, as contemplated by the Plan for the consideration stated in the Plan, which shall in each event be at least equal to the net asset value and par value per share, they will be validly issued, fully paid and non-assessable, and no shareholder of Acquiring Fund will have any pre-emptive rights under Maryland law to subscription or purchase in respect thereof;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Company, on behalf of the Funds, of its obligations hereunder will not violate any provision of the Company's charter or by-laws, or result in a default or a breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in the Company's currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Funds;

(5)  To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required to be obtained by the Company, on behalf of the Acquiring Fund, under the federal laws of the United States and the laws of the State of Maryland for the consummation by the Company, on behalf of the Acquiring Fund, of the transactions contemplated by the Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws.

(6)  The Company has been registered with the SEC as an investment company, and, to the knowledge of such counsel without independent inquiry or investigation, no order has been issued or proceeding instituted to suspend such registration.

(7)  To the knowledge of such counsel and without independent inquiry or investigation, no litigation or government proceeding has been instituted or threatened against the Company or the Acquiring Fund, that would be required to be disclosed in the Company's registration statement on Form N-14 and is not so disclosed.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Company with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Company.

(g)  The Company shall have received with respect to the Acquired Fund and the Acquiring Fund, on or before the Closing Date, an opinion of Shearman & Sterling LLP, special tax counsel to the Company, in form and substance satisfactory to the Company, substantially to the effect that, for federal income tax purposes:

(1)  the transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be deemed to be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(2)  in accordance with Sections 357 and 361 of the Code, no gain or loss will be recognized by the Acquired Fund as a result of the transfer of its assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, or on the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided for in the Plan;

(3)  under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4)  in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(5)  in accordance with Section 362(b) of the Code, the tax basis of the Acquiring Fund in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan;

(6)  in accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;

(7)  in accordance with Section 1223 of the Code, the holding period for the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefor; provided, that the shares of the Acquired Fund Shares were held as capital assets for federal income tax purposes;

(8)  in accordance with Section 1223 of the Code, the holding period of the Acquiring Fund with respect to the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which such assets were held by the Acquired Fund; and

(9)  pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits and method of tax accounting.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Company with regard to certain matters.

(i)  The Acquiring Fund Shares to be delivered hereunder shall be eligible for such sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Acquired Fund.

9.  Fees and Expenses.

(a)  Each Fund represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne pro rata based on net assets by each Fund.

10.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing or the Closing may be postponed by the Company on behalf of a Fund by resolution of the Board of Directors, if circumstances develop that, in the opinion of either Board, make proceeding with the Plan inadvisable.

(b)  In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or Acquired Fund, and none of the Company, the Acquired Fund or the Acquiring Fund, nor the directors, officers, agents or shareholders shall have any liability in respect of this Plan.

(c)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the relevant Board of Directors if, in the judgment of such Board of Directors, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(d)  The respective representations and warranties contained in Sections 4 and 6 hereof shall expire with and be terminated by the Plan, and none of the Company, any of its respective officers, directors, agents or shareholders, either of the Funds, or their respective shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director, agent or shareholder of either Fund or the Company against any liability to the entity for which that officer, director, agent or shareholder so acts or to any of the Company's or the Company's shareholders to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(e)  If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Directors of the Company, on behalf of the Funds, to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the Acquired Fund shareholders prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Company, on behalf of the Acquired Fund, shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Headings; Counterparts.

(a)  The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

(b)  This Plan may be executed in any number of counterparts, each of which will be deemed an original.

12.  Agreement an Obligation Only of the Funds, and Enforceable Only Against Assets of the Funds.

The Company acknowledges that it must look, and agrees that it shall look, solely to the assets of the relevant Fund for the enforcement of any claims arising out of or based on the obligations of the Company hereunder, and in particular that none of the assets of the Company, other than the portfolio assets of the relevant Fund, may be resorted to for the enforcement of any claim based on the obligations of a Fund hereunder.

13.  Entire Plan and Amendments; Survival of Warranties.

This Plan embodies the entire agreement of the Company, on behalf of the Funds, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only in a writing signed by the Company, on behalf of the Funds. This Plan shall bind and inure to the benefit of the parties and their respective successors and assigns and neither this Plan nor any interest herein may be assigned without the prior written consent of the Company, on behalf of the Funds. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors, and assigns any rights or remedies under or by any reason of this plan. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

14.  Notices.

Any notice, report, demand or other communication required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if hand delivered or mailed, first class postage prepaid, addressed to the Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary.

15.  Governing Law.

This Plan shall be governed by and construed in accordance with the laws of the State of Maryland, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

IN WITNESS WHEREOF, The Prudential World Fund, Inc., on behalf of Jennison Global Growth Fund and Dryden International Equity Fund, has executed this Plan by its respective duly authorized officers, all as of the date and year first-above written.

THE PRUDENTIAL WORLD FUND, INC., on behalf of Jennison Global Growth Fund and Dryden International Equity Fund

Attest:	By: Name: Title:

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") is made as of this ______ day of _____, 2006, by and between Strategic Partners Mutual Funds, Inc. (the "Company"), a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on behalf of the Strategic Partners International Growth Fund, a series of the Company (the "Acquired Fund"), and Prudential World Fund, Inc. (the "Acquiring Company"), a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on behalf of the Dryden International Equity Fund, a series of the Acquiring Company (the "Acquiring Fund"). Together, the Acquiring Fund and the Acquired Fund are referred to as the "Funds."

The Plan has been structured with the intention that the transactions contemplated hereby qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Fund, of all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, in exchange solely for full and fractional shares of common stock, par value $0.001 each, of the Acquiring Fund (as defined in Section 1(b) as the "Acquiring Fund Shares"); (ii) the distribution after the Closing Date (as provided in Section 3), of Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the Closing (as defined in Section 3), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by the Company, on behalf of the Acquired Fund, and by the Acquiring Company, on behalf of the Acquiring Fund:

1.  Sale and Transfer of Assets of the Acquired Fund in Exchange for Shares of the Acquiring Fund and Assumption of the Acquired Fund's Liabilities, if any, and Liquidation and Dissolution of Acquired Fund.

(a)  Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, the Company, on behalf of the Acquired Fund, shall sell, assign, convey, transfer and deliver to the Acquiring Company, for the benefit of the Acquiring Fund, at the Closing all of the Acquired Fund's then existing assets, and assume substantially all of the Acquired Fund's liabilities. The Acquired Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date but only to the extent any liability associated with such rights was not assumed by the Acquiring Fund.

(b)  Subject to the terms and conditions of this Plan, the Acquiring Company, on behalf of the Acquiring Fund, shall at the Closing deliver to the Company, for the benefit of the Acquired Fund, the number of shares of a Class of the Acquiring Fund determined by dividing the net asset value allocable to a share of such Class of the Acquired Fund by the net asset value allocable to a share of the corresponding Class of the Acquiring Fund, and multiplying the result thereof by the number of outstanding shares of the applicable Class of the Acquired Fund, as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date, all such values to be determined in the manner and as of the time set forth in Section 2 hereof; and assume all of the Acquired Fund's liabilities, if any, as set forth in this Section 1(b). Except as otherwise provided herein, the Acquiring Fund will assume all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however, that the Company agrees to utilize its best efforts to cause the Acquired Fund to discharge all of the known debts, liabilities, obligations and duties of the Acquired Fund prior to the Closing Date.

(c)  As soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Company on behalf of the Acquired Fund, shall distribute pro rata to Acquired Fund shareholders of record, determined as of the close of business on the Closing Date, the Acquiring Fund Shares received by the

Acquired Fund pursuant to this Section with each Acquired Fund shareholder receiving shares of the same Class or Classes of the Acquiring Fund as such shareholder holds of the Acquired Fund, and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund and noting in such accounts the names of the former Acquired Fund Shareholders and the types and amounts of Acquiring Fund Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the second decimal place. The Acquiring Company shall not issue certificates representing the Acquiring Fund shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will be simultaneously cancelled on the books of the Acquired Fund.

(d)  Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Company's transfer agent. Acquiring Fund Shares will be issued in the manner described in Acquiring Company's then-effective registration statement on Form N-1A.

(e)  Any transfer taxes payable upon issuance of Acquiring Fund Shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

2.  Valuation.

(a)  The value of the Acquired Fund's assets transferred to and liabilities assumed by the Acquiring Fund (such amount, the "Net Assets") hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (such time and date being hereinafter called the "Valuation Time") using the valuation procedures set forth in the Company's articles of incorporation and currently effective registration statement on Form N-1A.

(b)  The net asset value of a share of the Acquiring Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in Acquiring Company's articles of incorporation and currently effective registration statement on Form N-1A.

(c)  The net asset value of shares of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Company's articles of incorporation and currently effective registration statement on Form N-1A.

3.  Closing and Closing Date.

(a)  The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be March    , 2007, or such earlier or later date as agreed to in writing by the parties hereto. The Closing shall take place at the principal office of the Acquiring Company or at such other place as the parties may agree. The Company, on behalf of the Acquired Fund, shall have provided for delivery, as of the Closing, of the Acquired Fund's Net Assets to be transferred to the account of the Acquiring Company, for the benefit of the Acquiring Fund, at the Acquiring Company's Custodian. Also, the Company, on behalf of the Acquired Fund, shall produce at the Closing (or as soon as possible thereafter) a list of names and addresses of the shareholders of record of full and fractional shares of common stock of the Acquired Fund, par value $0.001 each, (the "Acquired Fund Shares") and the number of full and fractional Acquired Fund Shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. The Acquiring Company, on behalf of the Acquiring Fund, shall issue and deliver to the Secretary of the Company at the Closing a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date, or shall provide evidence satisfactory to the Company that the Acquiring Fund Shares have been registered in all account books of the Acquiring Fund in such manner as the Company, on behalf of the Acquired Fund, may request. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Plan.

(b)  In the event that immediately prior to the Valuation Time (a) the NYSE or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired Fund and of the net asset value per share of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

4.  Representations and Warranties to the Acquiring Company, for the benefit of the Acquiring Fund, by the Company on behalf of the Acquired Fund.

The Company, on behalf of the Acquired Fund, makes the following representations and warranties to the Acquiring Company, for the benefit of the Acquiring Fund:

(a)  The Acquired Fund is a series of the Company, a corporation duly organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing with the Maryland State Department of Assessments and Taxation (the "SDAT") (the "Department"). The Company is duly registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end, management investment company and all of the Acquired Fund Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"). The Acquired Fund has been duly established in accordance with the Company's articles of incorporation as a separate series of the Company.

(b)  The financial statements appearing in the Company's Annual Report to Shareholders of the Acquired Fund for the fiscal year ended October 31, 2005 (copies of which have been furnished to the Acquiring Company) have been audited by KPMG LLP, fairly present the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(c)  If available at or prior to the Closing Date, the unaudited financial statements appearing in the Company's Semi-Annual Report to Shareholders of the Acquired Fund for the period ended March 31, 2006 (copies of which will be furnished to the Acquiring Company), and the unaudited financial statements appearing therein fairly present the financial position of the Acquired Fund and the results of operations and changes in net assets as of such date, in conformity with U.S. generally accepted accounting principles.

(d)  The Company has the necessary corporate power and authority to conduct the Acquired Fund's business as such business is now being conducted.

(e)  The Company is not a party to or obligated under any provision of the Company's articles of incorporation or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Acquired Fund has elected to be treated as a regulated investment company (a "RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Fund to fail to satisfy the requirements of Subchapter M of the Code.

(h)  The Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Company, on behalf of the Acquiring Fund, for use therein.

5.  Representations and Warranties to the Company, for the benefit of the Acquired Fund, by the Acquiring Company, on behalf of the Acquiring Fund.

The Acquiring Company, on behalf of the Acquiring Fund, makes the following representations and warranties to the Company, for the benefit of the Acquired Fund:

(a)  The Acquiring Fund is a series of the Acquiring Company, a corporation duly organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing with the SDAT. The Acquiring Company is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act. The Acquiring Fund has been duly established in accordance with the Acquiring Company's articles of incorporation as a separate series of the Acquiring Company.

(b)  The Acquiring Company is authorized to issue 500,000,000 shares of common stock, par value $0.001 each of Acquiring Fund Shares, each outstanding share of which is duly and validly authorized, issued and outstanding, fully paid, non-assessable, freely transferable and has voting rights.

(c)  At the Closing, the Acquiring Fund Shares will be duly authorized, validly issued, fully paid and non-assessable and, under the under the Acquiring Company's articles of incorporation and by-laws, no shareholder of the Acquiring Fund will have any pre-emptive right to subscribe therefore or purchase such shares, and such shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)  The financial statements appearing in the Acquiring Company's Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended October 31, 2005 (copies of which have been furnished to the Company) have been audited by KPMG LLP and fairly present the financial position of the Acquiring Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(e)  If available at or prior to the Closing Date, the unaudited financial statements appearing in the Acquiring Company's Semi-Annual Report to Shareholders of the Acquiring Fund for the period ended April 30, 2006 (copies of which will be furnished to the Company), fairly present the financial position of the Acquiring Fund as of such date and the results of operations and changes in net assets as of the six-month period ended April 30, 2006, in conformity with U.S. generally accepted accounting principles.

(f)  The Acquiring Company has the necessary corporate power and authority to conduct the Acquiring Fund's business as such business is now being conducted.

(g)  The Acquiring Company is not a party to or obligated under any provision of the Acquiring Company's articles of incorporation or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(h)  The Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Subchapter M of the Code and the Acquiring Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Fund to fail to satisfy the requirements of Subchapter M of the Code.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 5(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Company, on behalf of the Acquired Fund, for use therein.

6.  Representations and Warranties by the Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

The Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund, make the following representations and warranties.

(a)  The statement of assets and liabilities to be created by the Company as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Fund and the net asset value and outstanding shares of each Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)  At the Closing, each Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in Section 6(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except for such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)  Except as may be disclosed in the currently effective prospectuses of the Funds, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Funds.

(d)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Funds.

(e)  The execution, delivery and performance of this Plan have been duly authorized by all necessary action of the Board of Directors of the Company and the Board of Directors of the Acquiring Company and this Plan constitutes a valid and binding obligation enforceable against the Company and the Acquiring Company in accordance with its terms.

(f)  The Company and the Acquiring Company anticipate that consummation of this Plan will not cause the applicable Fund to fail to comply with the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of the applicable fiscal year.

7.  Intentions of the Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

(a)  The Company intends to operate the Acquired Fund's business as presently conducted between the date hereof and the Closing Date. The Acquiring Company intends to operate the Acquiring Fund's business as presently conducted between the date hereof and the Closing Date.

(b)  The Company intends that the Acquired Fund will not acquire any Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund's shareholders.

(c)  The Company, on behalf of the Acquired Fund, intends, if the reorganization is consummated, to liquidate and dissolve the Acquired Fund.

(d)  The Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund, intend that by the time of Closing, each Fund's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid.

(e)  At the Closing, the Company, on behalf of the Acquired Fund, intends to have available a copy of the shareholder ledger accounts, certified by the Company's transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of the Acquired Fund as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets and the assumption of liabilities that are the subject of this Plan.

(f)  The Company intends to mail to each shareholder of record of the Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended the (the "1934 Act"), and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  The Acquiring Company, on behalf of the Acquiring Fund, covenants to file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder (including any supplement or amendment thereto, the "Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable and remains effective through the time of Closing. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Acquired Fund, and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement (collectively, "Proxy Statement"), and the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

(h)  The Company intends to call a meeting of the shareholders of the Acquired Fund to consider and act upon this Plan and to use all reasonable efforts to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) under the 1940 Act).

(i)  The Company intends that it will, from time to time, as and when requested by the Acquiring Company, for the benefit of the Acquiring Fund, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Company may deem necessary or desirable in order to vest in and confirm to the Acquiring Fund title to and possession of all the Net Assets to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Plan.

(j)  The Acquiring Company, on behalf of the Acquiring Fund, intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(k)  The Acquiring Company, on behalf of the Acquiring Fund, intends that it will, from time to time, as and when requested by the Company, for the benefit of the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Company may deem necessary or desirable in order to (i) vest in and confirm to the Acquired Fund title to and possession of all the Acquiring Fund Shares to be transferred to the shareholders of the Acquired Fund pursuant to this Plan; (ii) assume all of the liabilities of the Acquired Fund in accordance with this Plan; and (iii) otherwise to carry out the intent and purpose of this Plan.

8.  Conditions Precedent to be Fulfilled by the Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:

(a)  That (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing, with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed on or on behalf of the Funds shall occur prior to the Closing; and (iii) the President or a Vice President and the Secretary or equivalent officer of each of the Company and the Acquiring Company shall execute a certificate to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Directors of the Company, on behalf of the Acquired Fund, and the Board of Directors of the Acquiring Company, on behalf of the Acquiring Fund.

(c)  That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or to the best of either the Company's or the Acquiring Company's knowledge have been threatened that would materially and adversely affect the business or financial condition of the applicable Fund, would prohibit the transactions contemplated hereby or would adversely affect the ability of the applicable Fund to consummate the transactions contemplated hereby.

(d)  That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)  That a distribution or distributions shall have been declared for each Fund, prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to shareholders of each Fund (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by Section 1222(9) of the Code.

(f)  The Company, for the benefit of the Acquired Fund, shall have received on the Closing Date a favorable opinion from (i) DLA Piper Rudnick Gray Cary US LLP, special Maryland counsel to the Acquiring Company, with respect to items in this section that relate to matters of Maryland law, and (ii) Sullivan & Cromwell LLP, counsel to the Acquiring Company, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  The Acquiring Fund is a corporation duly incorporated and validly existing under the laws of the State of Maryland and in good standing with the SDAT with requisite corporate power under its charter to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as described in its current prospectus and the Acquiring Fund has been duly established as a series of the Acquiring Company in accordance with the terms of the Acquiring Company's charter and the Maryland General Corporate Law;

(2)  This Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by the Acquiring Company, on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of the Plan by the Company, on behalf of the Acquired Fund, is a valid and legally binding obligation of the Acquiring Company and the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of Maryland law to govern this Plan;

(3)  When the Acquiring Fund shares to be distributed to Acquired Fund shareholders under the Plan are issued, sold and delivered, in an amount not to exceed the then authorized number of shares of common stock, par value $.001 per share, as contemplated by the Plan for the consideration stated in the Plan, which shall in each event be at least equal to the net asset value and par value per share, they will be validly issued, fully paid and non-assessable, and no shareholder of Acquiring Fund will have any pre-emptive rights under Maryland law to subscription or purchase in respect thereof;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Acquiring Company, on behalf of the Acquiring Fund, of its obligations hereunder will not violate any provision of the Acquiring Company's charter or by-laws, or result in a default or a breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in the Acquiring Company's currently effective registration statement on Form N-1A, except where such violation, default or breach would not have a material adverse effect on the Acquiring Fund;

(5)  To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required to be obtained by the Acquiring Company, on behalf of the Acquiring Fund, under the federal laws of the United States and the laws of the State of Maryland for the consummation by the Acquiring Company, on behalf of the Acquiring Fund, of the transactions contemplated by the Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws.

(6)  The Acquiring Company has been registered with the SEC as an investment company, and, to the knowledge of such counsel without independent inquiry or investigation, no order has been issued or proceeding instituted to suspend such registration.

(7)  To the knowledge of such counsel and without independent inquiry or investigation, no litigation or government proceeding has been instituted or threatened against the Acquiring Company or the Acquiring Fund, that would be required to be disclosed in the Acquiring Company's registration statement on Form N-14 and is not so disclosed.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Company with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Acquiring Company.

(g)  The Acquiring Company, for the benefit of the Acquiring Fund, shall have received on the Closing Date a favorable opinion from (i) DLA Piper Rudnick Gray Cary US LLP, special Maryland counsel to the Company, with respect to items in this section that relate to matters of Maryland/ law, and (ii) Wilkie Farr & Gallagher LLP, counsel to the Acquired Company, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  The Company is a corporation duly incorporated, validly existing and in good standing with the SDAT with requisite corporate power under its charter and under the laws of the State of Maryland, to own all of its properties and assets and, to carry on its business as described in the current prospectus of the Acquired Fund, and the Acquired Fund has been duly established in accordance with the terms of the Maryland General Corporate Law and the Company's charter as a separate series of the Company;

(2)  This Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by the Company, on behalf of the Acquired Fund, and, assuming due authorization, execution and delivery of the Plan by the Acquiring Company, on behalf of the Acquiring Fund, is a valid and legally binding obligation of the Company and the Acquired Fund enforceable against the Acquired Fund, in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of Maryland law to govern this Plan;

(3)  All actions required to be taken by the Company and the Acquired Fund to authorize and effect the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and the Acquired Fund;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Company, on behalf of the Acquired Fund, of its obligations hereunder will not, violate any provision of the Company's charter or by-laws, or result in a default or breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in the Company's currently effective registration statement on Form N-1A, except where such violation, default or breach would not have a material adverse effect on the Acquired Fund;

(5)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by the Company, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion;

(6)  Such counsel knows of no litigation or government proceeding instituted or threatened against the Company or the Acquired Fund, that would be required to be disclosed in the Company's registration statement on Form N-1A and is not so disclosed;

(7)  The Company has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Company with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Company.

(h)  The Company and the Acquiring Company shall have received with respect to the Acquired Fund and the Acquiring Fund, on or before the Closing Date, an opinion of Shearman & Sterling LLP, special tax counsel to the Company and the Acquiring Company, in form and substance satisfactory to the Company and the Acquiring Company, substantially to the effect that, for federal income tax purposes:

(1)  the transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be deemed to be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(2)  in accordance with Sections 357 and 361 of the Code, no gain or loss will be recognized by the Acquired Fund as a result of the transfer of its assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, or on the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided for in the Plan;

(3)  under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4)  in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(5)  in accordance with Section 362(b) of the Code, the tax basis of the Acquiring Fund in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan;

(6)  in accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;

(7)  in accordance with Section 1223 of the Code, the holding period for the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefor; provided that the shares of the Acquired Fund Shares were held as capital assets for federal income tax purposes;

(8)  in accordance with Section 1223 of the Code, the holding period of the Acquiring Fund with respect to the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which such assets were held by the Acquired Fund; and

(9)  pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits and method of tax accounting.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Company and/or the Company with regard to certain matters.

(i)  The Acquiring Fund Shares to be delivered hereunder shall be eligible for such sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Acquired Fund.

9.  Fees and Expenses.

(a)  Each of the Company and the Acquiring Company represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne by the Manager and/or an affiliate and the Acquired Fund.

10.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing or the Closing may be postponed by either Company on behalf of a Fund by resolution of the Board of Directors, if circumstances develop that, in the opinion of either Board, make proceeding with the Plan inadvisable.

(b)  In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or Acquired Fund, and none of the Company, the Acquiring Company, the Acquired Fund or the Acquiring Fund, nor the directors, officers, agents or shareholders shall have any liability in respect of this Plan.

(c)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the relevant Board of Directors if, in the judgment of such Board of Directors, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(d)  The respective representations and warranties contained in Sections 4 and 6 hereof shall expire with and be terminated by the Plan, and none of the Company, the Acquiring Company, any of their respective officers, directors, agents or shareholders, either of the Funds, or their respective shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director, agent or shareholder of either the Acquiring Fund or the Acquired Fund or either the Company or the Acquiring Company, against any liability to the entity for which that officer, director, agent or shareholder so acts or to any of the Company's or the Acquiring Company's shareholders to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(e)  If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Directors of the Company, on behalf of the Acquired Fund, or the Board of Directors of the Acquiring Company, on behalf of the Acquiring Fund, to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the Acquired Fund shareholders prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Company, on behalf of the Acquired Fund, shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Headings; Counterparts.

(a)  The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

(b)  This Plan may be executed in any number of counterparts, each of which will be deemed an original.

12.  Agreement an Obligation Only of the Funds, and Enforceable Only Against Assets of the Funds.

Each of the Company and the Acquiring Company acknowledge that it must look, and agrees that it shall look, solely to the assets of the Acquired Fund and the Acquiring Fund, as applicable, for the enforcement of any claims arising out of or based on the obligations of the Company or the Acquiring Company hereunder, and in particular that none of the assets of either the Company or the Acquiring Company, as applicable, other than the portfolio assets of the Acquired Fund or the Acquiring Fund, as the case may be, may be resorted to for the enforcement of any claim based on the obligations of such Fund hereunder.

13.  Entire Plan and Amendments; Survival of Warranties.

This Plan embodies the entire agreement of the Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only in a writing signed by the Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund. This Plan shall be binding upon and inure to the benefit of the parties and their respective successors and assigns and neither this Plan nor any interest herein may be assigned without the prior written consent of the Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors, and assigns any rights or remedies under or by any reason of this plan. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

14.  Notices.

Any notice, report, demand or other communication required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if hand delivered or mailed, first class postage prepaid, addressed to the Acquiring Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary; and to the Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary.

15.  Governing Law.

This Plan shall be governed by and construed in accordance with the laws of the State of Maryland, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

IN WITNESS WHEREOF, _______________, on behalf of _______________, and _______________, on behalf of _______________, have executed this Plan by their respective duly authorized officers, all as of the date and year first-above written.

STRATEGIC PARTNERS MUTUAL FUNDS, INC.,
on behalf of its
Strategic Partners International Growth Fund series

Attest:	By: Name: Title:

PRUDENTIAL WORLD FUND, INC.,
on behalf of its Dryden International Equity Fund series

Attest:	By: Name: Title:

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") is made as of this ______ day of _____, 2006, by the Prudential World Fund, Inc. (the "Company"), a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on behalf of the Strategic Partners International Value Fund, a series of the Company (the "Acquired Fund"), and on behalf of the Dryden International Equity Fund, a series of the Company (the "Acquiring Fund"). Together, the Acquiring Fund and the Acquired Fund are referred to as the "Funds."

The Plan has been structured with the intention that the transactions contemplated hereby qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Fund, of all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, in exchange solely for full and fractional shares of common stock, par value $0.001 each, of the Acquiring Fund (as defined in Section 1(b) as the "Acquiring Fund Shares"); (ii) the distribution after the Closing Date (as provided in Section 3), of Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the Closing (as defined in Section 3), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by the Company on behalf of the Acquired Fund and on behalf of the Acquiring Fund:

1.  Sale and Transfer of Assets of the Acquired Fund in Exchange for Shares of the Acquiring Fund and Assumption of the Acquired Fund's Liabilities, if any, and Liquidation and Dissolution of Acquired Fund.

(a)  Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, the Company, on behalf of the Acquired Fund, shall sell, assign, convey, transfer and deliver to the Company, for the benefit of the Acquiring Fund, at the Closing all of the Acquired Fund's then existing assets, and assume substantially all of the Acquired Fund's liabilities. The Acquired Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date but only to the extent any liability associated with such rights was not assumed by the Acquiring Fund.

(b)  Subject to the terms and conditions of this Plan, the Company, on behalf of the Acquiring Fund, shall at the Closing deliver, for the benefit of the Acquired Fund, the number of shares of a Class of the Acquiring Fund determined by dividing the net asset value allocable to a share of such Class of the Acquired Fund by the net asset value allocable to a share of the corresponding Class of the Acquiring Fund, and multiplying the result thereof by the number of outstanding shares of the applicable Class of the Acquired Fund, as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date, all such values to be determined in the manner and as of the time set forth in Section 2 hereof; and assume all of the Acquired Fund's liabilities, if any, as set forth in this Section 1(b). Except as otherwise provided herein, the Acquiring Fund will assume all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however, that the Company agrees to utilize its best efforts to cause the Acquired Fund to discharge all of the known debts, liabilities, obligations and duties of the Acquired Fund prior to the Closing Date.

(c)  As soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Company on behalf of the Acquired Fund, shall distribute pro rata to Acquired Fund shareholders of record, determined as of the close of business on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to this Section with each Acquired Fund shareholder receiving shares of the same Class or Classes of the Acquiring Fund as such shareholder holds of the Acquired Fund, and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the

Acquiring Fund and noting in such accounts the names of the former Acquired Fund Shareholders and the types and amounts of Acquiring Fund Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the second decimal place. The Company shall not issue certificates representing the Acquiring Fund shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will be simultaneously cancelled on the books of the Acquired Fund.

(d)  Ownership of Acquiring Fund Shares will be shown on the books of Company's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Company's then-effective registration statement on Form N-1A.

(e)  Any transfer taxes payable upon issuance of Acquiring Fund Shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

2.  Valuation.

(a)  The value of the Acquired Fund's assets transferred to and liabilities assumed by the Acquiring Fund (such amount, the "Net Assets") hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (such time and date being hereinafter called the "Valuation Time") using the valuation procedures set forth in the Company's articles of incorporation and currently effective registration statement on Form N-1A.

(b)  The net asset value of a share of the Acquiring Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Company's articles of incorporation and currently effective registration statement on Form N-1A.

(c)  The net asset value of shares of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Company's articles of incorporation and currently effective registration statement on Form N-1A.

3.  Closing and Closing Date.

(a)  The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be March    , 2007, or such earlier or later date as agreed to in writing by the parties hereto. The Closing shall take place at the principal office of the Company or at such other place as the parties may agree. The Company, on behalf of the Acquired Fund, shall have provided for delivery, as of the Closing, of the Acquired Fund's Net Assets to be transferred to the account of the Company, for the benefit of the Acquiring Fund, at the Company's Custodian. Also, the Company, on behalf of the Acquired Fund, shall produce at the Closing (or as soon as possible thereafter) a list of names and addresses of the shareholders of record of full and fractional shares of common stock of the Acquired Fund, par value $0.001 each, (the "Acquired Fund Shares") and the number of full and fractional Acquired Fund Shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. The Company, on behalf of the Acquiring Fund, shall issue at the Closing a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date, or shall provide evidence that the Acquiring Fund Shares have been registered in all account books of the Acquiring Fund in such manner as the Company, on behalf of the Acquired Fund, may request. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Plan.

(b)  In the event that immediately prior to the Valuation Time (a) the NYSE or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired Fund and of the net asset value per share of the Acquiring Fund or the Acquired Fund is impracticable, the Closing

Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

4.  Representations and Warranties for the benefit of the Acquiring Fund by the Company on behalf of the Acquired Fund.

The Company, on behalf of the Acquired Fund, makes the following representations and warranties to for the benefit of the Acquiring Fund:

(a)  The Acquired Fund is a series of the Company, a corporation duly organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing with the Maryland State Department of Assessments and Taxation (the "SDAT") (the "Department"). The Company is duly registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end, management investment company and all of the Acquired Fund Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"). The Acquired Fund has been duly established in accordance with the Company's articles of incorporation as a separate series of the Company.

(b)  The financial statements appearing in the Company's Annual Report to Shareholders of the Acquired Fund for the fiscal year ended October 31, 2005 have been audited by KPMG LLP, fairly present the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(c)  If available at or prior to the Closing Date, the unaudited financial statements appearing in the Company's Semi-Annual Report to Shareholders of the Acquired Fund for the period ended March 31, 2006, and the unaudited financial statements appearing therein fairly present the financial position of the Acquired Fund and the results of operations and changes in net assets as of such date, in conformity with U.S. generally accepted accounting principles.

(d)  The Company has the necessary corporate power and authority to conduct the Acquired Fund's business as such business is now being conducted.

(e)  The Company is not a party to or obligated under any provision of the Company's articles of incorporation or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Acquired Fund has elected to be treated as a regulated investment company (a "RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Fund to fail to satisfy the requirements of Subchapter M of the Code.

(h)  The Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Company, on behalf of the Acquiring Fund, for use therein.

5.  Representations and Warranties for the benefit of the Acquired Fund, by the Company, on behalf of the Acquiring Fund.

The Company, on behalf of the Acquiring Fund, makes the following representations and warranties for the benefit of the Acquired Fund:

(a)  The Acquiring Fund is a series of the Company, a corporation duly organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing with the SDAT. The Company is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act. The Acquiring Fund has been duly established in accordance with the Company's articles of incorporation as a separate series of the Company.

(b)  The Company is authorized to issue 500,000,000 shares of common stock, par value $0.001 each of Acquiring Fund Shares, each outstanding share of which is duly and validly authorized, issued and outstanding, fully paid, non-assessable, freely transferable and has voting rights.

(c)  At the Closing, the Acquiring Fund Shares will be duly authorized, validly issued, fully paid and non-assessable and, under the under the Company's articles of incorporation and by-laws, no shareholder of the Acquiring Fund will have any pre-emptive right to subscribe therefore or purchase such shares, and such shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)  The financial statements appearing in the Company's Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended October 31, 2005 have been audited by KPMG LLP and fairly present the financial position of the Acquiring Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(e)  If available at or prior to the Closing Date, the unaudited financial statements appearing in the Company's Semi-Annual Report to Shareholders of the Acquiring Fund for the period ended March 31, 2006, fairly present the financial position of the Acquiring Fund and the results of operations and changes in net assets as of the respective date indicated, in conformity with U.S. generally accepted accounting principles.

(f)  The Company has the necessary corporate power and authority to conduct the Acquiring Fund's business as such business is now being conducted.

(g)  The Company is not a party to or obligated under any provision of the Company's articles of incorporation or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(h)  The Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Subchapter M of the Code and the Acquiring Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Fund to fail to satisfy the requirements of Subchapter M of the Code.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 5(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Company, on behalf of the Acquired Fund, for use therein.

6.  Representations and Warranties by the Company on behalf of the Acquired Fund and on behalf of the Acquiring Fund.

The Company, on behalf of the Acquired Fund and the Acquiring Fund, makes the following representations and warranties.

(a)  The statement of assets and liabilities to be created by the Company as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Fund and the net asset value and outstanding shares of each Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)  At the Closing, each Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in Section 6(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except for such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)  Except as may be disclosed in the currently effective prospectuses of the Funds, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Funds.

(d)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Funds.

(e)  The execution, delivery and performance of this Plan have been duly authorized by all necessary action of the Board of Directors of the Company and this Plan constitutes a valid and binding obligation enforceable against the Company in accordance with its terms.

(f)  The Company anticipates that consummation of this Plan will not cause the applicable Fund to fail to comply with the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of the applicable fiscal year.

7.  Intentions of the Company, on behalf of the Acquired Fund and on behalf of the Acquiring Fund.

(a)  The Company intends to operate the Acquired Fund's business as presently conducted between the date hereof and the Closing Date. The Company intends to operate the Acquiring Fund's business as presently conducted between the date hereof and the Closing Date.

(b)  The Company intends that the Acquired Fund will not acquire any Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund's shareholders.

(c)  The Company, on behalf of the Acquired Fund, intends, if the reorganization is consummated, to liquidate and dissolve the Acquired Fund.

(d)  The Company, on behalf of the Acquired Fund and on behalf of the Acquiring Fund, intends that by the time of Closing, each Fund's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid.

(e)  At the Closing, the Company, on behalf of the Acquired Fund, intends to have available a copy of the shareholder ledger accounts, certified by the Company's transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of the Acquired Fund as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets and the assumption of liabilities that are the subject of this Plan.

(f)  The Company intends to mail to each shareholder of record of the Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended the (the "1934 Act"), and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  The Company, on behalf of the Acquiring Fund, covenants to file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder (including any supplement or amendment thereto, the "Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable and remains effective through the time of Closing. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Acquired Fund, and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement (collectively, "Proxy Statement"), and the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

(h)  The Company intends to call a meeting of the shareholders of the Acquired Fund to consider and act upon this Plan and to use all reasonable efforts to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) under the 1940 Act).

(i)  The Company intends that it will, from time to time, for the benefit of the Acquiring Fund, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Company may deem necessary or desirable in order to vest in and confirm to the Acquiring Fund title to and possession of all the Net Assets to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Plan.

(j)  The Company, on behalf of the Acquiring Fund, intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(k)  The Company, on behalf of the Acquiring Fund, intends that it will, from time to time, for the benefit of the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Company may deem necessary or desirable in order to (i) vest in and confirm to the Acquired Fund title to and possession of all the Acquiring Fund Shares to be transferred to the shareholders of the Acquired Fund pursuant to this Plan; (ii) assume all of the liabilities of the Acquired Fund in accordance with this Plan; and (iii) otherwise to carry out the intent and purpose of this Plan.

8.  Conditions Precedent to be Fulfilled by the Company, on behalf of the Acquired Fund and on behalf of the Acquiring Fund.

The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:

(a)  That (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing, with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed on or on behalf of the Funds shall occur prior to the Closing; and (iii) the President or a Vice President and the Secretary or equivalent officer of the Company shall execute a certificate to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Directors of the Company on behalf of the Acquired Fund and on behalf of the Acquiring Fund.

(c)  That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or to the best of either the Company's or the Company's knowledge have been threatened that would materially and adversely affect the business or financial condition of the applicable Fund, would prohibit the transactions contemplated hereby or would adversely affect the ability of the applicable Fund to consummate the transactions contemplated hereby.

(d)  That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)  That a distribution or distributions shall have been declared for each Fund, prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to shareholders of each Fund (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by Section 1222(9) of the Code.

(f)  The Company, for the benefit of the Acquired Fund, shall have received on the Closing Date a favorable opinion from (i) DLA Piper Rudnick Gray Cary US LLP, special Maryland counsel to the Company, with respect to items in this section that relate to matters of Maryland law, and (ii) Sullivan & Cromwell LLP, counsel to the Company, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  The Acquiring Fund is a corporation duly incorporated and validly existing under the laws of the State of Maryland and in good standing with the SDAT with requisite corporate power under its charter to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as described in its current prospectus and the Acquiring Fund has been duly established as a series of the Company in accordance with the terms of the Company's charter and the Maryland General Corporate Law;

(2)  This Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by the Company, on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of the Plan by the Company, on behalf of the Acquired Fund, is a valid and legally binding obligation of the Company and the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of Maryland law to govern this Plan;

(3)  When the Acquiring Fund shares to be distributed to Acquired Fund shareholders under the Plan are issued, sold and delivered, in an amount not to exceed the then authorized number of shares of common stock, par value $.001 per share, as contemplated by the Plan for the consideration stated in the Plan, which shall in each event be at least equal to the net asset value and par value per share, they will be validly issued, fully paid and non-assessable, and no shareholder of Acquiring Fund will have any pre-emptive rights under Maryland law to subscription or purchase in respect thereof;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Company, on behalf of the Acquiring Fund, of its obligations hereunder will not violate any provision of the Company's charter or by-laws, or result in a default or a breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in the Company's currently effective registration statement on Form N-1A, except where such violation, default or breach would not have a material adverse effect on the Acquiring Fund;

(5)  To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required to be obtained by the Company, on behalf of the Acquiring Fund, under the federal laws of the United States and the laws of the State of Maryland for the consummation by the Company, on behalf of the Acquiring Fund, of the transactions contemplated by the Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws.

(6)  The Company has been registered with the SEC as an investment company, and, to the knowledge of such counsel without independent inquiry or investigation, no order has been issued or proceeding instituted to suspend such registration.

(7)  To the knowledge of such counsel and without independent inquiry or investigation, no litigation or government proceeding has been instituted or threatened against the Company or the Acquiring Fund, that would be required to be disclosed in the Company's registration statement on Form N-14 and is not so disclosed.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Company with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Company.

(g)  The Company, for the benefit of the Acquiring Fund, shall have received on the Closing Date a favorable opinion from (i) DLA Piper Rudnick Gray Cary US LLP, special Maryland counsel to the Company, with respect to items in this section that relate to matters of Maryland/ law, and (ii) Wilkie Farr & Gallagher LLP, counsel to the Acquired Company, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  The Company is a corporation duly incorporated, validly existing and in good standing with the SDAT with requisite corporate power under its charter and under the laws of the State of Maryland, to own all of its properties and assets and, to carry on its business as described in the current prospectus of the Acquired Fund, and the Acquired Fund has been duly established in accordance with the terms of the Maryland General Corporate Law and the Company's charter as a separate series of the Company;

(2)  This Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by the Company, on behalf of the Acquired Fund, and, assuming due authorization, execution and delivery of the Plan by the Company, on behalf of the Acquiring Fund, is a valid and legally binding obligation of the Company and the Acquired Fund enforceable against the Acquired Fund, in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of Maryland law to govern this Plan;

(3)  All actions required to be taken by the Company and the Acquired Fund to authorize and effect the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and the Acquired Fund;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Company, on behalf of the Acquired Fund, of its obligations hereunder will not, violate any provision of the Company's charter or by-laws, or result in a default or breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in the Company's currently effective registration statement on Form N-1A, except where such violation, default or breach would not have a material adverse effect on the Acquired Fund;

(5)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by the Company, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion;

(6)  Such counsel knows of no litigation or government proceeding instituted or threatened against the Company or the Acquired Fund, that would be required to be disclosed in the Company's registration statement on Form N-1A and is not so disclosed;

(7)  The Company has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Company with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Company.

(h)  The Company shall have received with respect to the Acquired Fund and the Acquiring Fund, on or before the Closing Date, an opinion of Shearman & Sterling LLP, special tax counsel to the Company, in form and substance satisfactory to the Company, substantially to the effect that, for federal income tax purposes:

(1)  the transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be deemed to be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(2)  in accordance with Section 361(a) of the Code, no gain or loss will be recognized by the Acquired Fund under Section 361(c)(1) of the Code as a result of the transfer of its assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, or on the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided for in the Plan;

(3)  under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4)  in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(5)  in accordance with Section 362(b) of the Code, the tax basis of the Acquiring Fund in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan;

(6)  in accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;

(7)  in accordance with Section 1223 of the Code, the holding period for the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefor; provided that the shares of the Acquired Fund Shares were held as capital assets for federal income tax purposes;

(8)  in accordance with Section 1223 of the Code, the holding period of the Acquiring Fund with respect to the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which such assets were held by the Acquired Fund; and

(9)  pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits and method of tax accounting.

(i)  The Acquiring Fund Shares to be delivered hereunder shall be eligible for such sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Acquired Fund.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Company with regard to certain matters.

9.  Fees and Expenses.

(a)  The Company represents and warrants that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne by the Manager and/or an affiliate and the Acquired Fund.

10.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing or the Closing may be postponed by the Company on behalf of a Fund by resolution of the Board of Directors, if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b)  In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or Acquired Fund, and none of the Company, the Acquired Fund or the Acquiring Fund, nor the directors, officers, agents or shareholders shall have any liability in respect of this Plan.

(c)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the Board of Directors if, in the judgment of the Board of Directors, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(d)  The respective representations and warranties contained in Sections 4 and 6 hereof shall expire with and be terminated by the Plan, and none of the Company, any of its respective officers, directors, agents or shareholders, either of the Funds, or their respective shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director, agent or shareholder of either the Acquiring Fund or the Acquired Fund or the Company, against any liability to the entity for which that officer, director, agent or shareholder so acts or to any of the Company's or the Company's shareholders to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(e)  If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Directors of the Company, on behalf of the Acquired Fund or on behalf of the Acquiring Fund, to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the Acquired Fund shareholders prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Company, on behalf of the Acquired Fund, shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Headings; Counterparts.

(a)  The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

(b)  This Plan may be executed in any number of counterparts, each of which will be deemed an original.

12.  Agreement an Obligation Only of the Funds, and Enforceable Only Against Assets of the Funds.

The Company, on behalf of the Acquired Fund and the Acquiring Fund, acknowledges that it must look, and agrees that it shall look, solely to the assets of the Acquired Fund and the Acquiring Fund, as applicable, for the enforcement of any claims arising out of or based on the obligations of such Fund hereunder, and in particular that none of the assets of the Company other than the portfolio assets of the Acquired Fund or the Acquiring Fund, as the case may be, may be resorted to for the enforcement of any claim based on the obligations of such Fund hereunder.

13.  Entire Plan and Amendments; Survival of Warranties.

This Plan embodies the entire agreement of the Company, on behalf of the Acquired Fund and on behalf of the Acquiring Fund, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only in a writing signed by the Company on behalf of the Acquired Fund and on behalf of the Acquiring Fund. This Plan shall be binding upon and inure to the benefit of the parties and their respective successors and assigns and neither this Plan nor any interest herein may be assigned without the prior written consent of the Company on behalf of the Acquired Fund and on behalf of the Acquiring Fund. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors, and assigns any rights or remedies under or by any reason of this plan. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

14.  Notices.

Any notice, report, demand or other communication required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if hand delivered or mailed, first class postage prepaid, addressed to the Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary.

15.  Governing Law.

This Plan shall be governed by and construed in accordance with the laws of the State of Maryland, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

IN WITNESS WHEREOF, _______________, on behalf of _______________, and _______________, on behalf of _______________, have executed this Plan by their respective duly authorized officers, all as of the date and year first-above written.

PRUDENTIAL WORLD FUND, INC.,
on behalf of its Strategic Partners International Value Fund series

Attest:	By: Name: Title:

PRUDENTIAL WORLD FUND, INC.,
on behalf of its Dryden International Equity Fund series

Attest:	By: Name: Title:

Exhibit B

PROSPECTUS DATED DECEMBER 30, 2005

The Prospectus for International Equity Fund, dated December 30, 2005, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

B-1

Exhibit C

ANNUAL REPORT DATED OCTOBER 31, 2005

The Annual Report to Shareholders of International Equity Fund for the fiscal year ended October 31, 2005, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

C-1

Exhibit D

SEMI-ANNUAL REPORT DATED APRIL 30, 2006 (Unaudited)

The Semi-Annual Report to Shareholders of International Equity Fund for the fiscal period ended April 30, 2006 (unaudited), is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

D-1

TABLE OF CONTENTS

3	Summary

3	The Proposals

4	Shareholder Voting

4	Comparisons of Important Features

4	Investment Objectives and Principal Investment Policies of the Funds

6	Comparison of Other Investment Policies

8	Investment Restrictions

9	Risks of Investing in the Funds

10	Federal Income Tax Considerations

11	Management of the Funds

23	Distribution Plan

24	Valuation

25	Portfolio Holdings

27	Frequent Purchases and Redemptions of Fund Shares

28	Purchases, Redemptions, Exchanges and Distributions

34	Fees and Expenses

49	Expense Examples

55	Performance of the Funds

62	Reasons for the Reorganizations

63	Information About the Reorganizations

63	Closing

64	Expenses Resulting from the Reorganizations

64	Tax Consequences of the Reorganizations

66	Characteristics of International Equity Fund Shares

66	Capitalization

73	Voting Information

73	Required Vote

74	How to Vote

74	Revocation of Proxies

74	Solicitation of Voting Instructions

75	Principal Holders of Shares

75	Additional Information

76	Miscellaneous

76	Legal Matters

76	Independent Registered Public Accounting Firm

76	Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees

76	Shareholder Proposals

77	Exhibits to Prospectus/Proxy Statement

A-1	Exhibit A – Form of Plan of Reorganization (attached)

B-1	Exhibit B – Prospectus, dated December 30, 2005, for International Equity Fund (enclosed)

C-1	Exhibit C – Annual Report to Shareholders of International Equity Fund for the fiscal year ended October 31, 2005 (enclosed)

D-1	Exhibit D – Semi-Annual Report to Shareholders of International Equity Fund for the fiscal period ended April 30, 2006 (unaudited) (enclosed)

STATEMENT OF ADDITIONAL INFORMATION
FOR
DRYDEN INTERNATIONAL EQUITY FUND, A SERIES OF PRUDENTIAL WORLD FUND, INC.

Dated September    , 2006

Acquisition of the Net Assets of

Jennison Global Growth Fund, a series of Prudential World Fund, Inc.,

Strategic Partners International Growth Fund, a series of Strategic Partners Mutual Funds, Inc., and
Strategic Partners International Value Fund, a series of Prudential World Fund, Inc.

By and in exchange for shares of
Dryden International Equity Fund, a series of Prudential World Fund, Inc.

This Statement of Additional Information (SAI) relates specifically to the proposed delivery of substantially all of the assets of each of Jennison Global Growth Fund (Global Growth Fund), a series of Prudential World Fund, Inc. (World Fund), Strategic Partners International Growth Fund (Growth Fund), a series of Strategic Partners Mutual Funds, Inc. (SP Mutual Funds), and Strategic Partners International Value Fund (Value Fund), a series of World Fund, to Dryden International Equity Fund, a series of World Fund (International Equity Fund), and the assumption of the liabilities of each of Global Growth Fund, Growth Fund, and Value Fund by International Equity Fund, solely in exchange for shares of International Equity Fund (each, a Reorganization and collectively, the Reorganizations). This SAI contains information relating to each Reorganization.

This SAI consists of this Cover Page, International Equity Fund’s Statement of Additional Information, dated December 30, 2005, and the unaudited pro forma financial statements for International Equity Fund after giving effect to the proposed Global Growth Fund Reorganization, the proposed Growth Fund Reorganization, the proposed Value Reorganization, and all three proposed Reorganizations.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Proxy Statement and Prospectus dated September    , 2006, relating to the Reorganizations. You can request a copy of the Proxy Statement and Prospectus by calling 1-800-225-1852 or by writing to World Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the prospectus and SAI of Global Growth Fund, Growth Fund, Value Fund, and International Equity Fund, other materials incorporated by reference herein, and other information regarding Global Growth Fund, Growth Fund, Value Fund, International Equity Fund, SP Mutual Funds, and World Fund.

ATTACHMENT TO SAI

The SAI for International Equity Fund, dated December 30, 2005, is incorporated by reference herein and is part of this SAI and will be provided to all shareholders requesting this SAI.

S-2

PRO FORMA FINANCIAL STATEMENTS FOR THE REORGANIZATIONS (UNAUDITED)

The following tables set forth, as of April 30, 2006, the unaudited pro forma Portfolio of Investments for the Reorganizations, the unaudited pro forma Statements of Assets and Liabilities for the Reorganizations, and the unaudited pro forma Statements of Operations for the Reorganizations.

PRO FORMA PORTFOLIO OF INVESTMENTS AFTER ALL REORGANIZATION APRIL 30, 2006 (UNAUDITED)

Jennison Global Growth Shares	SP International Value Shares	SP International Growth Shares	Dryden International Equity Shares	Pro-forma adjustments Shares	Pro-forma combined Dryden International Equity Shares	Long-Term Investments	Jennison Global Growth	SP International Value	SP International Growth	Dryden International Equity	Pro-forma adjustments	Pro-forma combined Dryden International Equity
						Common Stock
						Australia
			69,162		69,162	Australia and New Zealand Banking Group, Ltd.				$1,468,659		$1,468,659
		152,000	110,060		262,060	BHP Billiton PLC			$3,383,629	2,450,013		5,833,642
	155,688		105,043		260,731	BlueScope Steel, Ltd.		$908,422		612,914		1,521,336
			43,681		43,681	Centro Properties Trust				215,714		215,714
			7,535		7,535	Cochlear, Ltd.				302,266		302,266
			43,392		43,392	Coles Myer, Ltd.				353,078		353,078
	59,100		26,242		85,342	Commonwealth Bank of Australia		2,110,362		937,058		3,047,420
			29,914		29,914	Computershare, Ltd.				179,090		179,090
			7,801		7,801	CSL, Ltd.				341,978		341,978
	155,500		180,640		336,140	CSR, Ltd.		478,472		555,828		1,034,300
	42,268				42,268	David Jones Ltd.		86,063				86,063
			51,981		51,981	Foster’s Group, Ltd.				232,217		232,217
			170,558		170,558	General Property Trust				544,243		544,243
			260,774		260,774	Macquarie Airports				649,845		649,845
		48,949			48,949	Macquarie Bank Ltd.			2,655,300			2,655,300
			126,392		126,392	Macquarie Infrastructure Group				342,815		342,815
			121,723		121,723	Mirvac Group				391,187		391,187
			20,049		20,049	QBE Insurance Group, Ltd.				340,898		340,898
	400,200		187,525		587,725	Qantas Airways, Ltd.		1,052,022		492,954		1,544,976
			28,953		28,953	Rinker Group, Ltd.				466,338		466,338
	59,235		61,700		120,935	Santos, Ltd.		531,946		554,082		1,086,028
		217,539			217,539	Sigma Pharmaceuticals Ltd.			446,243			446,243
			188,917		188,917	Stockland Trust				987,486		987,486
			4,701		4,701	Suncorp-Metway, Ltd.				72,646		72,646
	344,703				344,703	Telestra Corp. Ltd.		1,031,841				1,031,841
			4,687		4,687	Wesfarmers, Ltd.				128,907		128,907
			35,769		35,769	Westpac Banking Corp.				682,106		682,106
			6,432		6,432	Woodside Petroleum, Ltd.				228,699		228,699
			102,049		102,049	Woolworths, Ltd.				1,446,745		1,446,745
						Austria						—
	4,795		4,096		8,891	Boehler-Uddeholm AG (a)		1,087,743		929,176		2,016,919
			15,136		15,136	OMV AG				1,052,363		1,052,363
			7,048		7,048	Telekom Austria AG				172,946		172,946
			4,773		4,773	Voestalpine AG				696,885		696,885
59,300		24,956			84,256	Erste Bank der Oesterreichischen Sparkassen AG	$3,598,519		1,514,412			5,112,931
12,184					12,184	Erste Bank der Oesterreichischen Sparkassen AG - New (a)	730,911					730,911
21,900		15,200			37,100	Raiffeisen International Bank-Holding AG (a)	1,908,901		1,324,899			3,233,800
29,300					29,300	Raiffeisen International Bank-Holding AG 144A(a)	2,553,917					2,553,917
						Belgium						—
	248,713		50,311		299,024	Dexia		248,713		1,327,214		1,575,927
	45,800		26,241		72,041	Fortis		1,716,691		983,574		2,700,265
			2,575		2,575	Inbev NV				129,881		129,881
						Bermuda						—
105,400					105,400	Marvell Technology Group, Ltd.(a)	6,017,286					6,017,286
						Brazil						—
		72,400			72,400	Companhia de Concessoes Rodviarias (CCR)			633,457			633,457
		22,000			22,000	Gol-Linhas Aereas Inteligentes SA			815,540			815,540
	67,577				67,577	Empresa Brasileira de Aeronautica SA, ADR		2,624,015				2,624,015
		18,900			18,900	Localiza Rent A Car SA			394,844			394,844
		57,400			57,400	Natura Cosmeticos SA			729,945			729,945
		125,800			125,800	Petroleo Brasileiro SA			2,792,676			2,792,676
						Canada						—
		141,000			141,000	Canadian National Railway Co.			6,322,016			6,322,016
	22,300				22,300	Canadian Natural Resources, Ltd.		1,340,333				1,340,333
		66,100			66,100	Manulife Financial Corp.			4,315,818			4,315,818
149,100					149,100	Nexen, Inc.	8,722,350					8,722,350
	56,572				56,572	Rogers Communications, Inc. (Class B Stock)		2,397,878				2,397,878
	67,966				67,966	Shaw Communications, Inc. (Class B Stock)		1,829,772				1,829,772
		30,500			30,500	Shoppers Drug Mart Corp.			1,208,488			1,208,488
98,100					98,100	Suncor Energy, Inc.	8,411,094					8,411,094
						Cayman Islands						—
89,300					89,300	Transocean, Inc.(a)	7,239,551					7,239,551
						China						—
	2,231,420				2,231,420	China Petroleum and Chemical Corp. (Class H Stock)		1,417,428				1,417,428
		810,000			810,000	Foxconn International Holding Ltd (a)			1,744,676			1,744,676
						Columbia						—
		32,300			32,300	Bancolombia SA, ADR			1,117,580			1,117,580
						Denmark						—
			54		54	A P Moller - Maersk A/S				463,899		463,899
	2,865		4,085		6,950	Danisco A/S		243,217		346,787		590,004
	24,445		22,132		46,577	Danske Bank A/S		972,492		880,474		1,852,966
			751		751	DSV A/S				122,937		122,937
	31,541		14,571		46,112	Novo Nordisk SA		2,048,204		946,209		2,994,413
						Finland						—
	6,350				6,350	Air Liquide		1,373,921				1,373,921
			10,124		10,124	Kesko Oyj (Class “B” Shares)				349,456		349,456
			130,894		130,894	Nokia Oyj				2,980,718		2,980,718
	37,300		49,664		86,964	Rautaruukki Oyj		1,308,211		1,741,849		3,050,060
			50,028		50,028	Sampo Oyj (Class “A” Shares)				1,032,572		1,032,572
			28,592		28,592	YIT-Yhtyma Oyj				806,567		806,567
						France						—
			54,048		54,048	Air France-KLM				1,258,056		1,258,056
			74,551		74,551	AXA SA				2,736,032		2,736,032
	27,223	46,120	35,300		108,643	BNP Paribas SA		2,572,420	4,344,182	3,335,650		10,252,252
			17,237		17,237	Bouygues SA				940,528		940,528
			5,342		5,342	Business Objects SA(a)				173,475		173,475
	52,345		12,281		64,626	Carrefour SA		3,036,464		712,405		3,748,869
			2,521		2,521	Casino Guichard-Perrachon SA				200,849		200,849
	5,103				5,103	Ciments Francais		863,333				863,333
	6,996		5,708		12,704	CNP Assurances		756,406		617,147		1,373,553
			25,087		25,087	Compagnie de Saint-Gobain				1,881,588		1,881,588
	21,500		12,144		33,644	Compagnie Generale des Etablissements Michelin (Class “B” Shares)		1,551,524		876,359		2,427,883
	23,100		20,828		43,928	Credit Agricole SA		930,831		839,279		1,770,110
		26,700			26,700	Dassault Systenes SA			1,448,451			1,448,451

Jennison Global Growth Shares	SP International Value Shares	SP International Growth Shares	Dryden International Equity Shares	Pro-forma adjustments Shares	Pro-forma combined Dryden International Equity Shares	Long-Term Investments	Jennison Global Growth	SP International Value	SP International Growth	Dryden International Equity	Pro-forma adjustments	Pro-forma combined Dryden International Equity

		28,100		28,100		Essilor International SA			2,818,366			2,818,366
		11,800		11,800		Eurazeo			1,426,915			1,426,915
	25,387		3,376	28,763		Euronext NV				301,763		301,763
	116,700		50,638	167,338		France Telecom SA		2,725,218		1,182,516		3,907,734
		360		360		Hermes International			92,380			92,380
	62,600			62,600		JC Decaux SA (a)		1,871,745				1,871,745
		8,000		8,000		Iliad SA			822,568			822,568
			4,603	4,603		Lafarge SA				566,200		566,200
		84,400		84,400		L’Oreal SA			7,826,251			7,826,251
	21,533	39,600		61,133		LVMH Moet Hennessy Louis Vuitton		2,267,018	4,169,131			6,436,149
	4,100			4,100		Natexis Banques Populaires		1,111,072				1,111,072
			1,779	1,779		Pernod-Ricard SA				344,964		344,964
			2,272	2,272		Pinault-Printemps-Redoute SA				294,663		294,663
			9,168	9,168		Publicis Groupe				381,113		381,113
	51,418			51,418		PSA Peugeot Citroen SA		3,379,690				3,379,690
	8,005		8,766	16,771		Renault SA (a)		929,123		1,017,451		1,946,574
			13,852	13,852		Safran SA				355,632		355,632
55,600	33,194		37,677	126,471		Sanofi-Aventis	5,243,364	3,130,364		3,553,134		11,926,862
72,300	2,400		6,836	81,536		Schneider Electric SA	8,186,472	271,750		774,035		9,232,257
	7,366		16,123	23,489		Societe Generale		1,125,382		2,463,281		3,588,663
			6,839	6,839		STMicroelectronics NV				125,712		125,712
		33,600		33,600		Technip SA			2,121,619			2,121,619
38,163	5,100		18,642	61,905		Total SA	10,553,757	1,410,376		5,155,337		17,119,470
		28,400	1,191	29,591		Vinci SA			2,821,583	118,328		2,939,911
	23,600		81,729	105,329		Vivendi Universal SA		861,657		2,983,999		3,845,656
46,900				46,900		Veolia Environnement	2,802,261					2,802,261
				0		Germany						—
	9,258		2,205	11,463		Adidas-Salomon AG		1,954,641		466,181		2,420,822
			11,814	11,814		Allianz AG				1,974,862		1,974,862
	26,977		36,265	63,242		BASF AG		2,312,975		3,104,286		5,417,261
			4,757	4,757		Bayer AG				219,053		219,053
		2,500		2,500		Bijou Brigitte AG			717,539			717,539
		23,300		23,300		Celesio AG			2,192,900			2,192,900
		25,110	13,551	38,661		Continental AG			2,989,542	1,613,182		4,602,724
			33,561	33,561		DaimlerChrysler AG				1,848,175		1,848,175
	21,297		28,969	50,266		Deutsche Bank AG		2,614,837		3,542,914		6,157,751
	18,287		9,771	28,058		Deutsche Boerse AG		2,644,629		1,413,309		4,057,938
			26,512	26,512		Deutsche Post AG				707,085		707,085
	40,200		52,158	92,358		Deutsche Telekom AG		726,262		944,929		1,671,191
		38,200	5,420	43,620		E.ON AG (a)			4,652,107	664,303		5,316,410
	33,608			33,608		Fraport AG		2,542,733				2,542,733
	19,342		11,460	30,802		Man AG (a)		1,466,316		868,637		2,334,953
84,600				84,600		Metro AG	4,787,995					4,787,995
			14,744	14,744		Muenchener Rueckversicherungs - Gesellschaft AG				2,086,675		2,086,675
			3,089	3,089		Puma AG Rudolf Dassler Sport				1,246,878		1,246,878
		88,000		88,000		Qiagen NV (a)			1,311,163			1,311,163
76,700			1,235	77,935		RWE AG	6,648,740			107,056		6,755,796
	14,900			14,900		Salzgitter AG		1,182,390				1,182,390
	9,500	37,400	5,413	52,313		SAP AG		2,075,848	8,172,285	1,184,162		11,432,295
46,854		66,200	4,806	117,860		Siemens AG	4,442,216		6,263,877	455,656		11,161,749
	47,719		33,810	81,529		ThyssenKrupp AG		1,573,094		1,114,573		2,687,667
	20,619		14,696	35,315		TUI AG		439,101		313,150		752,251
			2,726	2,726		Volkswagen AG				211,404		211,404
						Greece						—
		64,800	3,370	68,170		Coca-Cola Hellenic Bottling Company SA			2,123,920	110,457		2,234,377
			1,302	1,302		Cosmote Mobile Telecommunications SA				31,932		31,932
		38,140		38,140		EFG Eurobank Ergasias SA			1,519,556			1,519,556
			2,740	2,740		Hellenic Tellecommunication Organization SA				61,324		61,324
			32,164	32,164		Intracom SA				257,267		257,267
		31,700	19,293	50,993		National Bank of Greece SA (a)			1,574,122	958,029		2,532,151
	68,700		10,600	79,300		OPAP SA		2,539,501		391,830		2,931,331
			2,255	2,255		Titan Cement Co.				114,707		114,707
						Guernsey						—
	93,494			93,494		Amdocs Ltd. (a)		3,477,977				3,477,977
						Hong Kong						—
	989,458			989,458		Chaoda Modern Agriculture Holdings Ltd.		689,135				689,135
229,300			131,000	360,300		Cheung Kong Holdings, Ltd.	2,583,333			1,475,868		4,059,201
		942,000		942,000		China Life Insurance Co. Ltd.(a)			1,269,640			1,269,640
	661,612			661,612		China Merchants Holdings International Co., Ltd.		2,257,056				2,257,056
	331,100			331,100		Citic Pacific Ltd.		1,191,453				1,191,453
			28,000	28,000		CLP Holdings, Ltd.				163,234		163,234
		175,200		175,200		Esprit Holdings Ltd.			1,398,744			1,398,744
			42,000	42,000		Henderson Land Development Co., Ltd.				246,747		246,747
	430,648		214,652	645,300		Hong Kong Exchanges and Clearing, Ltd.		3,096,569		1,543,452		4,640,021
			78,000	78,000		Hopewell Holdings, Ltd.				227,361		227,361
			49,500	49,500		Kerry Properties, Ltd.				175,251		175,251
		925,000		925,000		Li & Fung Ltd.			2,195,194			2,195,194
	192,347			192,347		Orient Overseas International Ltd.		723,165				723,165
			78,000	78,000		Sun Hung Kai Properties, Ltd.				891,337		891,337
			13,000	13,000		Swire Pacific, Ltd. (Class “A” Shares)				132,963		132,963
			16,000	16,000		Wharf Holdings				64,179		64,179
						India						—
		32,600		32,600		Bharat Heavy Electricals Ltd.			1,701,735			1,701,735
		116,800		116,800		Bharti Televentures *			1,055,362			1,055,362
		89,200		89,200		HDFC Bank Ltd.			1,623,778			1,623,778
		50,100		50,100		Housing Development Finance Corp. Ltd.			1,450,166			1,450,166
						Ireland						—
			47,743	47,743		Allied Irish Banks PLC				1,153,460		1,153,460
475,850		166,384		642,234		Anglo Irish Bank Corp. PLC	7,834,379		2,741,262			10,575,641
			87,090	87,090		Bank of Ireland				1,632,718		1,632,718
			11,853	11,853		CRH PLC				435,904		435,904
			9,668	9,668		Depfa Bank PLC				182,104		182,104
	32,900		3,409	36,309		Irish Life & Permanent PLC		837,043		86,963		924,006
		35,500		35,500		Ryanair Holdings PLC, ADR *(a)			1,671,340			1,671,340

Jennison Global Growth Shares	SP International Value Shares	SP International Growth Shares	Dryden International Equity Shares	Pro-forma adjustments Shares	Pro-forma combined Dryden International Equity Shares	Long-Term Investments	Jennison Global Growth	SP International Value	SP International Growth	Dryden International Equity	Pro-forma adjustments	Pro-forma combined Dryden International Equity

						Israel						—
	68,400	79,000			147,400	Teva Pharmaceutical Industries Ltd., ADR		2,770,200	3,199,500			5,969,700
						Italy						—
			2,336		2,336	Assicurazioni Generali SpA				87,559		87,559
			172,748		172,748	Banca Intesa SpA				1,024,318		1,024,318
			22,619		22,619	Banca Popolare di Milano Scrl				285,934		285,934
			39,221		39,221	Banche Popolari Unite Scrl				991,609		991,609
	25,100		24,426		49,526	Banco Popolare di Verona E Novara Scrl		706,476		687,505		1,393,981
	57,500		23,791		81,291	Benetton Group SpA		875,586		362,280		1,237,866
			71,454		71,454	Capitalia SpA				620,210		620,210
			88,368		88,368	Enel SpA				763,677		763,677
90,867	57,101		107,727		255,695	ENI SpA	2,774,250	1,743,344		3,289,001		7,806,595
	164,300				164,300	IFIL - Investments SpA		1,006,354				1,006,354
			8,356		8,356	Italcementi SpA				219,800		219,800
		163,800			163,800	Luxottica Group SpA			4,872,835			4,872,835
		142,400			142,400	Saipem SpA			3,560,719			3,560,719
	56,500		11,365		67,865	Sanpaolo IMI SpA		1,061,371		213,495		1,274,866
			109,768		109,768	Telecom Italia Mobile SpA				274,614		274,614
			167,827		167,827	UniCredito Italiano SpA				1,264,038		1,264,038
						Japan						—
			8,950		8,950	Acom Co., Ltd.				521,916		521,916
			15,800		15,800	Advantest Corp.				1,820,542		1,820,542
		40,700			40,700	Aeon Credit Service Co. Ltd.			1,125,939			1,125,939
		29,200			29,200	Aeon Mall Co. Ltd.			1,461,731			1,461,731
			16,900		16,900	Aisin Seiki Co., Ltd.				635,243		635,243
	33,973				33,973	Alpine Electronics, Inc.		483,347				483,347
	54,025		30,975		85,000	Alps Electric Co., Ltd.		948,456		543,793		1,492,249
			25,000		25,000	Amada Co., Ltd.				273,570		273,570
			4,100		4,100	Aoyama Trading Co., Ltd.				137,549		137,549
	38,953		12,647		51,600	Asahi Breweries, Ltd.		557,278		180,933		738,211
	97,300		139,000		236,300	Asahi Kasei Corp.		719,506		1,027,866		1,747,372
			14,300		14,300	Astellas Pharma, Inc.				596,540		596,540
	212,418		139,882		352,300	Bank of Fukuoka, Ltd. (The)		1,830,080		1,205,149		3,035,229
	301,620				301,620	Bank of Yokohama Ltd. (The)		2,365,491				2,365,491
			47,063		47,063	Canon, Inc.				3,600,042		3,600,042
			25,000		25,000	Central Glass Co., Ltd.				151,934		151,934
		61,000	22,000		83,000	Chiyoda Corp.			1,371,449	494,621		1,866,070
			33,600		33,600	Chubu Electric Power Co., Inc.				882,308		882,308
	175,214				175,214	Cosmo Oil Co., Ltd.		1,007,906				1,007,906
96,100					96,100	Credit Saison Co., Ltd.	5,038,572					5,038,572
			13,000		13,000	Dai Nippon Printing Co., Ltd.				232,907		232,907
			46,000		46,000	Dai Nippon Screen Manufacturing Co., Ltd.				480,745		480,745
			10,000		10,000	Daido Steel Co., Ltd.				91,775		91,775
			6,100		6,100	Daito Trust Construction Co., Ltd.				317,148		317,148
	23,000		26,000		49,000	Daiwa Securities Group, Inc.		318,948		360,550		679,498
	175,214		116,286		291,500	Denki Kagaku Kogyo K K		803,247		533,099		1,336,346
		130,800	19,900		150,700	Denso Corp.			5,134,818	781,215		5,916,033
			77		77	East Japan Railway Co.				601,177		601,177
			4,000		4,000	Eisai Co., Ltd.				183,024		183,024
			28,454		28,454	FamilyMart Co., Ltd.				824,645		824,645
			265		265	Fuji Television Network, Inc.				658,631		658,631
			84,000		84,000	Fujikura, Ltd.				971,572		971,572
			86,000		86,000	Fujitsu, Ltd.				716,761		716,761
			6,000		6,000	Hankyu Department Stores, Inc.				54,802		54,802
			9,200		9,200	Hitachi Construction Machinery Co., Ltd.				251,280		251,280
	208,756		11,000		219,756	Hitachi, Ltd.		1,552,859		81,825		1,634,684
	42,347		453		42,800	Hokkaido Electric Power Co., Inc.		942,780		10,085		952,865
	94,553				94,553	Hokuetsu Paper Mills Ltd.		542,248				542,248
	36,713		43,587		80,300	Honda Motor Co., Ltd.		2,608,424		3,096,815		5,705,239
70,950		18,700			89,650	Honeys Co., Ltd.	3,863,259		1,018,223			4,881,482
	42,555				42,555	Hosiden Corp.		497,064				497,064
	33,400	72,000	25,400		130,800	Hoya Corp.		1,352,251	2,915,031	1,028,358		5,295,640
			3,600		3,600	Isetan Co., Ltd.				73,824		73,824
			67,000		67,000	Itochu Corp.				608,422		608,422
	25,330		26,770		52,100	JS Group Corp.		563,927		595,986		1,159,913
		56,000			56,000	JSR Corp.			1,726,255			1,726,255
	109,677				109,677	Kaken Pharmaceutical Co. Ltd.		886,162				886,162
	43,000		12,900		55,900	Kansai Electric Power Co., Inc. (The)		1,006,411		301,923		1,308,334
			19,000		19,000	Kawasaki Kisen Kaisha, Ltd.				119,475		119,475
			41		41	KDDI Corp.				252,773		252,773
		11,690	860		12,550	Keyence Corp.			3,067,643	225,678		3,293,321
		409			409	KK DaVinci Advisors (a)			456,181			456,181
		172,000	113,000		285,000	Komatsu, Ltd.			3,678,215	2,416,502		6,094,717
			11,500		11,500	Konica Minolta Holdings, Inc.				151,495		151,495
			21,000		21,000	Kubota Corp.				237,360		237,360
	203,600				203,600	Kurabo Industries Ltd.		686,624				686,624
			3,100		3,100	Kyocera Corp.				289,404		289,404
			40,200		40,200	Kyushu Electric Power Co., Inc.				939,112		939,112
			10,600		10,600	Leopalace21 Corp.				413,332		413,332
			22,000		22,000	Makita Corp.				653,054		653,054
	173,200		260,222		433,422	Marubeni Corp.		997,841		1,499,193		2,497,034
			7,800		7,800	Marui Co., Ltd.				150,705		150,705
			14,100		14,100	Matsui Securities Co., Ltd.				188,594		188,594
			72,000		72,000	Matsushita Electric Industrial Co., Ltd.				1,738,901		1,738,901
	158				158	Millea Holdings Inc.		3,149,870				3,149,870
		40,200			40,200	Misumi Corp.			884,389			884,389
	152,478		35,843		188,321	Mitsubishi Chemical, Inc.		964,161		226,645		1,190,806
315,000			59,500		374,500	Mitsubishi Corp.	7,621,526			1,439,621		9,061,147
			12,000		12,000	Mitsubishi Electric Corp.				104,439		104,439
158,000					158,000	Mitsubishi Estate Co., Ltd.	3,455,144					3,455,144
			83,000		83,000	Mitsubishi Gas Chemical Co., Inc.				1,102,876		1,102,876
			83,000		83,000	Mitsubishi Heavy Industries, Ltd.				411,118		411,118
			74,000		74,000	Mitsubishi Rayon Co., Ltd.				681,737		681,737
521		438	140		1,099	Mitsubishi UFJ Financial Group, Inc.	8,190,314		6,885,522	2,200,852		17,276,688
			87,000		87,000	Mitsui & Co., Ltd.				1,314,952		1,314,952
			16,000		16,000	Mitsui Mining & Smelting Co., Ltd.				111,290		111,290

Jennison Global Growth Shares	SP International Value Shares	SP International Growth Shares	Dryden International Equity Shares	Pro-forma adjustments Shares	Pro-forma combined Dryden International Equity Shares	Long-Term Investments	Jennison Global Growth	SP International Value	SP International Growth	Dryden International Equity	Pro-forma adjustments	Pro-forma combined Dryden International Equity

			142,000		142,000	Mitsui O.S.K. Lines, Ltd.				1,016,379		1,016,379
			471		471	Mizuho Financial Group, Inc.				4,016,521		4,016,521
		16,000			16,000	NEOMAX Co. Ltd.			459,491			459,491
			28,000		28,000	NGK SPARK PUG Co., Ltd.				614,763		614,763
			23,000		23,000	NHK Spring Co., Ltd.				266,632		266,632
			7,000		7,000	Nikon Corp.				137,707		137,707
	166,300		232,000		398,300	Nippon Oil Corp.		1,315,912		1,835,788		3,151,700
			20,000		20,000	Nippon Shokubai Co., Ltd.				245,554		245,554
	431		534		965	Nippon Telegraph and Telephone Corp.		1,930,444		2,391,780		4,322,224
			32		32	Nippon Paper Group, Inc.				136,864		136,864
	119				119	Nippon Unipac Group Inc.		508,962				508,962
			97,000		97,000	Nippon Yusen Kabushiki Kaisha				594,616		594,616
	29,116				29,116	Nipro Corp.		495,047				495,047
274,300					274,300	Nishimatsuya Chain Co., Ltd.	6,154,977					6,154,977
448,000					448,000	Nissan Chemical Industries, Ltd.	7,593,554					7,593,554
523,700	120,830		116,670		761,200	Nissan Motor Co., Ltd.	6,885,161	1,588,570		1,533,878		10,007,609
			30,200		30,200	Nisshin Seifun Group, Inc.				323,311		323,311
			1,300		1,300	Nitori Co., Ltd.				70,329		70,329
		28,100			28,100	Nitto Denko Corp.			2,356,782			2,356,782
			18,500		18,500	Nomura Holdings, Inc.				418,368		418,368
	165,647		113,753		279,400	NSK, Ltd.		1,498,410		1,028,987		2,527,397
			18,000		18,000	NTN Corp.				148,597		148,597
			140		140	NTT Data Corp.				647,960		647,960
	1,200		671		1,871	NTT DoCoMo, Inc.		1,791,595		1,001,800		2,793,395
			34,000		34,000	Obayashi Corp.				260,080		260,080
	105,200		30,000		135,200	Oji Paper Co., Ltd.		628,253		179,160		807,413
		25,100	2,900		28,000	ORIX Corp.			7,538,928	871,031		8,409,959
	39,644				39,644	Okasan Holdings, Inc.		447,394				447,394
	285,407		234,993		520,400	Osaka Gas Co., Ltd.		1,067,785		879,173		1,946,958
		11,900			11,900	Point, Inc.			842,348			842,348
			5,750		5,750	Promise Co., Ltd.				354,499		354,499
	99,079				99,079	Rengo Co. Ltd.		781,390				781,390
	34,500		28,000		62,500	Ricoh Co., Ltd.		684,758		555,746		1,240,504
		11,600			11,600	Ryohin Keikaku Co. Ltd.			1,041,163			1,041,163
			3,000		3,000	Sankyo Co., Ltd.				212,884		212,884
			31,000		31,000	Sanwa Shutter Corp.				212,084		212,084
	45,000				45,000	Secom Co., Ltd.		2,454,222				2,454,222
			35,100		35,100	Sega Sammy Holdings, Inc.				1,399,499		1,399,499
	147,300	274,400			421,700	Sharp Corp.		2,585,981	4,817,333			7,403,314
		5,100			5,100	Shimamura Co. Ltd.			628,850			628,850
			3,300		3,300	Shin-Etsu Chemical Co., Ltd.				190,700		190,700
	126,100		8,000		134,100	Shiseido Co., Ltd.		2,441,931		154,920		2,596,851
	78,000				78,000	SMK Corporation		566,513				566,513
			12,400		12,400	Sony Corp.				622,913		622,913
			30,000		30,000	Sumitomo Chemical Co., Ltd.				262,943		262,943
			90,000		90,000	Sumitomo Corp.				1,348,439		1,348,439
			16,000		16,000	Sumitomo Electric Industries, Ltd.				254,055		254,055
			32,000		32,000	Sumitomo Heavy Industries, Ltd.				337,241		337,241
			494,000		494,000	Sumitomo Metal Industries, Ltd.				2,082,466		2,082,466
			143		143	Sumitomo Mitsui Financial Group, Inc.				1,569,841		1,569,841
	251		118,749		119,000	Sumitomo Osaka Cement Co., Ltd.		921		435,929		436,850
	73,931		56,269		130,200	Sumitomo Trust & Banking Co., Ltd. (The)		786,935		598,938		1,385,873
138,000			11,000		149,000	Sumitomo Realty & Development Co., Ltd.	3,660,124			291,749		3,951,873
446,000					446,000	Suruga Bank Ltd. (The)	6,231,818					6,231,818
			9,000		9,000	Suzuken Co., Ltd.				324,068		324,068
			5,141		5,141	Taiheiyo Cement Corp.				25,013		25,013
			39,000		39,000	Taisei Corp.				174,338		174,338
			28,000		28,000	Takeda Chemical Industries, Ltd.				1,711,500		1,711,500
	15,019		7,901		22,920	Takefuji Corp.		976,073		513,480		1,489,553
	91,259		62,641		153,900	Tanabe Seiyaku Co., Ltd.		1,075,568		738,280		1,813,848
			4,700		4,700	TDK Corp.				393,369		393,369
			47,000		47,000	Teijin, Ltd.				322,373		322,373
	25,700				25,700	Tohoku Electric Power Co., Inc.		592,478				592,478
			8,000		8,000	Tokuyama Corp.				132,016		132,016
			27,300		27,300	Tokyo Electric Power Co., Inc. (The)				701,291		701,291
			15,400		15,400	Tokyo Electron, Ltd.				1,109,033		1,109,033
	558,900				558,900	Tokyo Gas Co., Ltd.		2,704,553				2,704,553
	74,300				74,300	Tokyo Steel Mfg Co., Ltd.		1,575,853				1,575,853
562,000					562,000	Tokyo Tatemono Co., Ltd.	6,490,405					6,490,405
	15,000				15,000	Toppan Printing Co., Ltd.		200,369				200,369
			14,000		14,000	Toray Industries, Inc.				131,190		131,190
			159,000		159,000	Toshiba Corp.				1,012,383		1,012,383
			18,000		18,000	Toyo Suisan Kaisha, Ltd.				274,430		274,430
			2,100		2,100	Toyota Industries Corp.				93,690		93,690
	98,866	100,400	95,334		294,600	Toyota Motor Corp.		5,782,704	5,872,428	5,576,117		17,231,249
57,500					57,500	Union Tool Co.	3,726,782					3,726,782
		30,600			30,600	United Arrows Ltd.			784,719			784,719
	36,420		20,980		57,400	UNY Co., Ltd.		650,900		374,955		1,025,855
			25		25	West Japan Railway Co.				111,096		111,096
		16,900	3,200		20,100	Yamada Denki Co., Ltd.			1,841,909	348,764		2,190,673
			10,600		10,600	Yamaha Corp.				195,960		195,960
						Liechtenstein						—
	4,341				4,341	Verwaltungs und Privat Bank AG		1,001,069				1,001,069
						Luxembourg						—
			4,557		4,557	Arcelor				187,422		187,422
						Malaysia						—
		608,700			608,700	Bumiputra - Commerce Holdings BHD			1,057,879			1,057,879
						Mexico						—
	105,013	980,300			1,085,313	America Movil SA de CV ADR		3,876,030	1,808,694			5,684,724
	739,198	929,900			1,669,098	Wal-Mart de Mexico SA de CV		2,107,223	2,650,856			4,758,079

Jennison Global Growth Shares	SP International Value Shares	SP International Growth Shares	Dryden International Equity Shares	Pro-forma adjustments Shares	Pro-forma combined Dryden International Equity Shares	Long-Term Investments	Jennison Global Growth	SP International Value	SP International Growth	Dryden International Equity	Pro-forma adjustments	Pro-forma combined Dryden International Equity

						Netherlands						—
	35,474		36,645		72,119	ABN AMRO Holding NV		1,060,228		1,095,226		2,155,454
	39,600		125,421		165,021	Aegon NV		722,916		2,289,617		3,012,533
			31,019		31,019	Buhrmann NV				601,486		601,486
			5,336		5,336	Corio NV				337,606		337,606
	25,387				25,387	Euronext NV		2,269,213				2,269,213
			48,774		48,774	European Aeronautic Defence and Space Co.				1,924,771		1,924,771
			6,711		6,711	Heineken NV				271,864		271,864
	72,348		87,431		159,779	ING Groep NV		2,944,522		3,558,393		6,502,915
			27,571		27,571	James Hardie Industries NV				197,950		197,950
			16,961		16,961	Koninklijke DSM NV				773,756		773,756
			5,646		5,646	Randstad Holdings NV				375,384		375,384
			128,121		128,121	Royal KPN NV				1,504,853		1,504,853
86,600	50,280				136,880	Schlumberger, Ltd.(e)	5,987,524	3,476,359				9,463,883
		30,600			30,600	TomTom NV (a)			1,381,293			1,381,293
			26,318		26,318	Unilever NV				1,900,870		1,900,870
			1,932		1,932	Wereldhave NV				201,575		201,575
			26,066		26,066	Wolters Kluwer NV				679,076		679,076
						New Zealand						—
			60,000		60,000	Air New Zealand, Ltd.				49,048		49,048
			70,573		70,573	Fletcher Building, Ltd.				410,152		410,152
			5,000		5,000	Sky City Entertainment Group, Ltd.				17,339		17,339
			20,000		20,000	Tower, Ltd.(a)				34,615		34,615
						Norway						—
			109,809		109,809	DBN NOR ASA				1,522,849		1,522,849
	10,200		9,815		20,015	Norsk Hydro ASA(a)		1,570,071		1,510,808		3,080,879
			2,851		2,851	Orkla ASA				150,060		150,060
		203,750			203,750	Statoil ASA (a)			6,708,825			6,708,825
			12,300		12,300	Yara International ASA				198,011		198,011
						Portugal						—
			138,991		138,991	Banco Comercial Portugues SA				424,352		424,352
	200,200		264,250		464,450	Energias de Portugal SA		788,030		1,040,144		1,828,174
			10,757		10,757	Jeronimo Martins SGPS SA				194,067		194,067
						Russia						—
	16,900				16,900	LUKOIL, ADR		1,529,450				1,529,450
						Singapore						—
		941,000			941,000	CapitaLand Ltd.			2,916,630			2,916,630
			150,000		150,000	Cosco Corp. Singapore, Ltd.				135,682		135,682
			16,000		16,000	Fraser & Neave, Ltd.				223,670		223,670
			1,000		1,000	Haw Par Corp., Ltd.				3,922		3,922
			35,000		35,000	Jardine Cycle & Carriage, Ltd.				247,960		247,960
			48,000		48,000	Keppel Corp., Ltd.				464,546		464,546
			63,000		63,000	Keppel Land, Ltd.				188,892		188,892
			12,600		12,600	K-REIT Asia(a)				11,876		11,876
	419,960				419,960	Mobileone Ltd. (a)		571,139				571,139
	307,141		209,059		516,200	Neptune Orient Lines, Ltd.		442,964		301,508		744,472
	97,000		92,000		189,000	Singapore Airlines, Ltd.		871,276		826,365		1,697,641
			30,000		30,000	Singapore Petroleum Co., Ltd.				109,115		109,115
			200,000		200,000	Singapore Post, Ltd.				142,957		142,957
			3		3	Singapore Telecommunications, Ltd.				5		5
			33,000		33,000	United Overseas Bank, Ltd.				340,249		340,249
			30,000		30,000	United Overseas Land, Ltd.				58,068		58,068
						South Africa						—
		130,500			130,500	MTN Group Ltd.			1,302,287			1,302,287
		65,900			65,900	Naspers Ltd.			1,446,786			1,446,786
		59,800			59,800	Sasol Ltd. (a)			2,516,324			2,516,324
						South Korea						—
	27,220				27,220	Hyundai Motor Co.		2,392,428				2,392,428
	16,421	17,410			33,831	Kookmin Bank(a)		1,471,135	1,559,738			3,030,873
	2,545	2,970			5,515	Samsung Electronics Co. Ltd.		1,737,680	2,027,863			3,765,543
	44,162				44,162	Shinhan Financial Group Co. Ltd.		2,200,609				2,200,609
		2,300			2,300	Shinsegae Co. Ltd.			1,124,152			1,124,152
						Spain						—
			6,390		6,390	Acerinox SA				107,462		107,462
			8,631		8,631	Antena 3 de Television SA				227,361		227,361
337,484			82,580		420,064	Banco Bilbao Vizcaya Argentaria SA	7,455,270			1,824,253		9,279,523
	67,941		213,349		281,290	Banco Santander Central Hispano SA		1,053,435		3,308,008		4,361,443
	7,100				7,100	Compania Espanola de Petroleos, SA		428,254				428,254
	68,200		77,226		145,426	Endesa SA		2,264,614		2,564,327		4,828,941
			1,420		1,420	Fomento de Construcciones y Contratas SA				115,192		115,192
		17,800			17,800	Grupo Ferrovial SA			1,460,802			1,460,802
			44,616		44,616	Iberdrola SA				1,453,352		1,453,352
		104,000	9,304		113,304	Industria de Diseno Tectil SA (Inditex)			4,231,429	378,550		4,609,979
	56,547		70,354		126,901	Repsol YPF SA		1,689,333		2,101,815		3,791,148
	57,416				57,416	Sogecable SA		2,175,266				2,175,266
			88,688		88,688	Telefonica SA				1,420,995		1,420,995
	5,361		18,430		23,791	Union Fenosa SA		207,300		712,656		919,956
						Sweden						—
			6,152		6,152	Billerud AB				106,168		106,168
		31,100			31,100	Capio AB (a)			612,779			612,779
	36,700				36,700	Electrolux AB, Series B		1,099,639				1,099,639
			15,728		15,728	Eniro AB				172,580		172,580
		777,800			777,800	Ericsson, (L.M.) Telefonaktiebolaget (Class B Stock) (a)			2,769,137			2,769,137
		17,000			17,000	Modern Times Group AB (Class B Stock)			933,266			933,266
	167,086				167,086	Nordea Bank AB		2,151,268				2,151,268
			1,500		1,500	Sandvik AB				97,634		97,634
			37,987		37,987	Skandinaviska Enskilda Banken AB (Class “A” Shares)				957,534		957,534
			5,004		5,004	SSAB Svenskt Stal AB (Class “A” Shares)				295,109		295,109
			3,800		3,800	Svenska Cellulosa AB (Class “B” Shares)				172,209		172,209
			9,800		9,800	Svenska Handelbanken AB (Class “A” Shares)				281,651		281,651
			60,900		60,900	Swedish Match AB				914,439		914,439
			218,797		218,797	Telefonaktiebolaget LM Ericsson (Class “B” Shares)				778,965		778,965
			57,175		57,175	TeliaSonera AB				355,057		355,057
			40,320		40,320	Volvo AB (Class “B” Shares)				2,027,205		2,027,205

Jennison Global Growth Shares	SP International Value Shares	SP International Growth Shares	Dryden International Equity Shares	Pro-forma adjustments Shares	Pro-forma combined Dryden International Equity Shares	Long-Term Investments	Jennison Global Growth	SP International Value	SP International Growth	Dryden International Equity	Pro-forma adjustments	Pro-forma combined Dryden International Equity

						Switzerland						—
50,900					50,900	Alcon, Inc.	5,177,039					5,177,039
	14,000				14,000	Baloise Holding		1,069,021				1,069,021
	2,017		1,383		3,400	Ciba Specialty Chemicals		123,765		84,862		208,627
			43,617		43,617	Credit Suisse Group				2,739,691		2,739,691
		33,100			33,100	EFG International (a)			987,502			987,502
	1,709				1,709	Georg Fischer AG (a)		830,936				830,936
	3,479		1,175		4,654	Givaudan AG		2,920,206		986,272		3,906,478
69,900			3,548		73,448	Holcim, Ltd.	5,861,635			297,526		6,159,161
		2,600			2,600	Kuehne & Nagel International AG (a)			942,872			942,872
			11,092		11,092	Nestle SA				3,382,962		3,382,962
		5,500			5,500	Nobel Biocare Holding AG (a)			1,359,257			1,359,257
91,495	40,043		37,728		169,266	Novartis AG	5,249,048	2,297,258		2,164,447		9,710,753
76,200					76,200	Novartis AG ADR	4,382,262					4,382,262
		16,600	1,936		18,536	Phonak Holding AG			1,030,640	120,200		1,150,840
	2,263		1,651		3,914	Rieter Holding AG		992,640		724,193		1,716,833
125,900	22,925	56,400	16,845		222,070	Roche Holdings AG	9,651,909	3,525,075	8,672,376	2,590,180		24,439,540
		2,050			2,050	SGS SA (a)			2,028,181			2,028,181
			1,257		1,257	Sulzer AG				1,060,169		1,060,169
			3,440		3,440	Swatch Group AG				126,205		126,205
			8,095		8,095	Swiss Re				590,709		590,709
	3,100		2,816		5,916	Swisscom AG		1,034,208		939,461		1,973,669
	11,300				11,300	Syngenta AG		753,266				753,266
		24,200			24,200	Synthes, Inc.			3,004,999			3,004,999
89,462	37,020	63,560	36,465		226,507	UBS AG	10,603,866	4,387,953	7,533,720	4,322,171		26,847,710
	6,456		7,420		13,876	Zurich Financial Services AG (a)		1,570,793		1,805,342		3,376,135
						Taiwan						—
		68,000			68,000	High Tech Computer Corp.			2,173,886			2,173,886
		27,600			27,600	Himax Technologies, Inc., ADR			245,640			245,640
		325,165			325,165	HON HAI Precision Industry Co. Ltd.			2,206,424			2,206,424
						United Kingdom						—
			37,478		37,478	ABB, Ltd.(a)				534,882		534,882
	58,000				58,000	Alliance & Leicester PLC (a)		1,187,753				1,187,753
			33,808		33,808	Anglo American PLC				1,439,543		1,439,543
	6,016		39,084		45,100	Arriva PLC		63,574		413,020		476,594
	12,400		78,967		91,367	AstraZeneca PLC		685,145		4,363,215		5,048,360
	139,040		141,716		280,756	Aviva PLC		2,030,910		2,069,997		4,100,907
	126,000		104,083		230,083	BAE Systems PLC		959,280		792,419		1,751,699
	383,521		263,907		647,428	Barclays PLC		4,790,690		3,296,552		8,087,242
			37,198		37,198	Barratt Developments PLC				672,899		672,899
			7,592		7,592	Bellway PLC				166,133		166,133
			14,347		14,347	Berkeley Group Holdings PLC				301,131		301,131
		604,970			604,970	BG Group PLC			8,130,546			8,130,546
248,500			121,351		369,851	BHP Billiton PLC	5,116,097			2,498,364		7,614,461
	31,866		10,291		42,157	Boots Group PLC		407,351		131,551		538,902
	73,600		298,387		371,987	BP PLC		907,954		3,681,002		4,588,956
	39,116		37,984		77,100	BP PLC ADR		2,883,632		2,800,180		5,683,812
	166,655				166,655	Bradford & Bingley PLC		1,470,896				1,470,896
			111,088		111,088	British Airways PLC(a)				681,158		681,158
			29,925		29,925	British American Tobacco PLC				765,069		765,069
			65,902		65,902	British Sky Broadcasting PLC				631,524		631,524
	482,864		545,916		1,028,780	BT Group PLC		1,930,558		2,182,649		4,113,207
658,400	229,072		49,331		936,803	Cadbury Schweppes PLC	6,531,413	2,272,424		489,370		9,293,207
		42,500			42,500	Cairn Energy PLC (a)			1,802,673			1,802,673
			3,270		3,270	Carnival PLC				162,075		162,075
		212,000			212,000	Carphone Warehouse Group			1,297,987			1,297,987
			38,819		38,819	COLT Telecom Group PLC(a)				50,260		50,260
			35,314		35,314	Diageo PLC				582,792		582,792
	62,100				62,100	Dairy Crest Group PLC (a)		533,373				533,373
	276,764		98,858		375,622	DSG International PLC		927,375		331,251		1,258,626
			14,686		14,686	Enterprise Inns PLC				249,864		249,864
	101,365		51,390		152,755	Firstgroup PLC		768,954		389,844		1,158,798
			47,078		47,078	Friends Provident PLC				168,908		168,908
			35,805		35,805	George Wimpey PLC				341,805		341,805
	119,200				119,200	GKN PLC		681,447				681,447
	91,707		189,905		281,612	GlaxoSmithKline PLC		2,602,139		5,388,457		7,990,596
	51,100		15,527		66,627	Hanson PLC		682,570		207,402		889,972
	110,293	362,700	120,832		593,825	HBOS PLC		1,935,829	6,366,001	2,120,807		10,422,637
			25,951		25,951	Henderson Group PLC				40,221		40,221
			338,897		338,897	HSBC Holdings PLC				5,855,518		5,855,518
			104,386		104,386	Imperial Chemical Industries PLC				680,513		680,513
			43,079		43,079	Imperial Tobacco Group PLC				1,338,609		1,338,609
			5,160		5,160	Inchcape PLC				256,880		256,880
			68,408		68,408	Kelda Group PLC				958,046		958,046
1,217,700			65,150		1,282,850	Kingfisher PLC	5,001,767			267,607		5,269,374
	272,238		323,587		595,825	Legal & General Group PLC		687,570		817,258		1,504,828
	497,889		232,974		730,863	Lloyds TSB Group PLC		4,843,790		2,266,524		7,110,314
	22,978				22,978	Mitchells & Butler PLC		206,261				206,261
			162,637		162,637	National Grid PLC				1,706,802		1,706,802
	95,000				95,000	Next PLC		2,792,589				2,792,589
	200,998				200,998	Northern Foods PLC		327,128				327,128
		165,000			165,000	Northern Rock PLC			3,189,394			3,189,394
	204,969				204,969	Northumbrain Water Group PLC		926,020				926,020
	427,225				427,225	Old Mutual PLC		1,497,757				1,497,757
			39,576		39,576	Persimmon PLC				945,413		945,413
	411,300		166,103		577,403	Pilkington PLC		1,220,670		492,966		1,713,636
		95,610	16,817		112,427	Reckitt Benckiser PLC			3,485,255	613,027		4,098,282
			49,150		49,150	Resolution PLC				561,069		561,069
	53,500		19,594		73,094	Rio Tinto PLC		2,942,412		1,077,638		4,020,050
		665,800			665,800	Rolls-Royce Group PLC (a)			5,785,289			5,785,289
			75,796		75,796	Royal & Sun Alliance Insurance Group PLC				190,741		190,741
108,540	77,600		76,201		262,341	Royal Bank of Scotland Group PLC (The)	3,544,898	2,534,403		2,488,712		8,568,013
72,200					72,200	Royal Bank of Scotland Group PLC (The) 144A	2,358,040					2,358,040
			92,736		92,736	Royal Dutch Shell PLC				3,172,485		3,172,485

Jennison Global Growth Shares	SP International Value Shares	SP International Growth Shares	Dryden International Equity Shares	Pro-forma adjustments Shares	Pro-forma combined Dryden International Equity Shares	Long-Term Investments	Jennison Global Growth	SP International Value	SP International Growth	Dryden International Equity	Pro-forma adjustments	Pro-forma combined Dryden International Equity

	45,200				45,200	Royal Dutch Shell PLC (Class “A” Shares)		1,549,929				1,549,929
	78,400		101,923		180,323	Royal Dutch Shell PLC (Class “B” Shares)		2,803,574		3,644,754		6,448,328
			106,560		106,560	SABMiller PLC				2,248,257		2,248,257
			22,331		22,331	Scottish & Newcastle PLC				206,459		206,459
			12,850		12,850	Scottish Power PLC				131,340		131,340
			15,056		15,056	Severn Trent PLC				317,659		317,659
	230,241				230,241	Shanks Group PLC		755,742				755,742
			17,520		17,520	Smiths Group PLC				325,716		325,716
			96,370		96,370	Stagecoach Group PLC				190,673		190,673
		125,000			125,000	Standard Chartered PLC			3,318,866			3,318,866
	73,357		82,889		156,246	Tate & Lyle PLC		742,426		838,896		1,581,322
			63,191		63,191	Taylor Woodrow PLC				441,339		441,339
1,227,800	304,585	226,870	280,808		2,040,063	Tesco PLC	7,153,472	1,774,589	1,321,802	1,636,058		11,885,921
			10,506		10,506	Tomkins PLC				64,899		64,899
			4,775		4,775	Trinity Mirror PLC				47,804		47,804
	128,588				128,588	TT Electronics PLC		424,422				424,422
			36,536		36,536	Unilever PLC				388,093		388,093
			30,238		30,238	United Utilities PLC				369,993		369,993
	29,580				29,580	Viridian Group PLC		518,640				518,640
			1,863,479		1,863,479	Vodafone Air Touch PLC		880,368		4,400,609		5,280,977
	551,629		37,371		589,000	Vodafone Group PLC ADR		4,238,247		885,693		5,123,940
			16,971		16,971	Whitbread PLC				346,612		346,612
			10,007		10,007	William Hill PLC				115,785		115,785
668,400			9,005		677,405	WPP Group PLC	8,251,701			111,171		8,362,872
						United States						—
173,800					173,800	Adobe Systems, Inc.(a)	6,812,960					6,812,960
96,900					96,900	American Express Co.	5,214,189					5,214,189
77,200					77,200	American International Group, Inc.	5,037,300					5,037,300
115,000					115,000	American Standard Co., Inc.	5,005,950					5,005,950
92,000					92,000	Apple Computer, Inc.(a)(e)	6,475,880					6,475,880
135,450					135,450	Broadcom Corp.(a)	5,568,350					5,568,350
229,100					229,100	Comcast Corp.(a)(e)	7,090,645					7,090,645
187,700					187,700	Corning, Inc.(a)	5,186,151					5,186,151
113,500					113,500	E.I. du Pont de Nemours & Co.(e)	5,005,350					5,005,350
170,800					170,800	eBay, Inc.(a)	5,877,228					5,877,228
71,400					71,400	Federated Department Stores, Inc.	5,558,490					5,558,490
100,400					100,400	Gilead Sciences, Inc.(a)	5,773,000					5,773,000
17,400					17,400	Google, Inc., (Class A)(a)	7,272,156					7,272,156
135,700					135,700	Home Depot, Inc.	5,418,501					5,418,501
62,100					62,100	Honeywell International, Inc.	2,639,250					2,639,250
28,000					28,000	Keryx Biopharmaceuticals, Inc.(a)(e)	476,840					476,840
249,300					249,300	Kroger Co. (The)(a)	5,050,818					5,050,818
32,100					32,100	Lehman Brothers Holdings, Inc.	4,851,915					4,851,915
200,800					200,800	Microsoft Corp.	4,849,320					4,849,320
64,400					64,400	Monsanto Co.	5,370,960					5,370,960
69,300					69,300	Occidental Petroleum Corp.	7,119,882					7,119,882
100,500					100,500	PepsiCo, Inc.	5,853,120					5,853,120
75,400					75,400	Phelps Dodge Corp.	6,498,726					6,498,726
109,200					109,200	QUALCOMM, Inc.	5,606,328					5,606,328
236,116					236,116	Sprint Nextel Corp.(e)	5,855,677					5,855,677
120,700					120,700	St. Jude Medical, Inc.(a)	4,765,236					4,765,236
83,700					83,700	TXU Corp.	4,154,031					4,154,031
124,000					124,000	UnitedHealth Group, Inc.	6,167,760					6,167,760
111,900					111,900	Wal-Mart Stores, Inc.	5,038,857					5,038,857
244,200					244,200	Walt Disney Co.	6,827,832					6,827,832
206,700					206,700	Waste Management, Inc.	7,742,981					7,742,981
35,500					35,500	WellPoint, Inc.(a)	2,520,500					2,520,500
63,600					63,600	Yahoo!, Inc.(a)	2,084,808					2,084,808
						Total Common Stock	431,047,864	277,023,540	272,849,652	338,362,502	—	1,319,283,558
						Preferred Stock						—
						Austria						—
		12,042			12,042	Erste Bank Der Oesterreichischen Sparkassen AG			722,368			722,368
						Brazil						—
		56,600			56,600	Banco Itau Holding Financeira SA			1,815,431			1,815,431
						Germany						—
			159		159	Porsche AG				159,469		159,469
						Units						—
						Rights						—
						Sweden						—
			5,004		5,004	SSAB Svenskt Stal AB (Class “A” Shares), expiring 5/29/06 (a)				1,734		1,734
		31,100			31,100	Capio AB, expiring 05/23/06 (a)			22,820			22,820
						Total Long-Term Investments	431,047,864	277,023,540	275,410,271	338,523,705		1,322,005,380
												—
						Short-Term Investments						—
						Put Option
	5,900				5,900	Syngenta AG(a)		9,467				9,467
			$550		550	United States Treasury Bill (b)(c) 4.51%, 6/15/06				546,890		546,890
28,383,464		5,780,237			34,163,701	Dryden Core Investment Fund - Taxable Money Market Series(f)(g)	28,383,464	5,325,748	5,780,237			39,489,449
						Total Short-term Investments	28,383,464	5,335,215	5,780,237	546,890		40,045,806
												—
						TOTAL INVESTMENTS	459,431,328	282,358,755	281,190,508	339,070,595		1,362,051,186
						Other assets(Liabilities) in excess of liabilities(other Assets)(d)	(23,774,346)	879,093	(2,580,801)	13,399,280		(12,076,774)
						Net Assets	435,656,982	283,237,848	278,609,707	352,469,875		1,349,974,412

ADR - American Depositary Receipt.

144A - Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a) Non-income producing security.

(b) Rate quoted represents yield-to-maturity as of purchase date.

(c) All or portion of security segregated as collateral for financial futures contracts.

(d) Other assets in excess of liabilities include net unrealized appreciation on financial futures and forward foreign currency exchange contracts as follows:

Number of Contracts	Type	Expiration	Value at 4/30/06	Value at trade date	Unrealized Appreciation (Depreciation)
	Long positions:
7	Hang Seng Stock Index	May, 2006	746,153	751,659	$(5,506)
24	Share Price Index 200	June, 2006	2,394,584	2,247,837	146,747
56	DJ Euro Stoxx 50 Index	June, 2006	2,676,221	2,652,372	23,849
55	Nikkei 225 Index	June, 2006	4,657,125	4,455,350	201,775
26	FTSE 100 Index	June, 2006	2,856,122	2,805,367	50,755
					$417,620

Forward Foreign currency exchange contracts outstanding at April 30, 2006:

Foreign Currency Contract	Value at Settlement date Payable	Current Value	Unrealized Appreciation (Depreciation)
Bought:
Euro Currency 494,238 expring 05/04/06	$624,508	$623,534	$(974)
Japanese Yen 27,759,377 expiring 05/08/06	244,216	243,792	(424)
Japanese Yen 91,752,201 expiring 05/08/06	803,821	805,798	1,977
Japanese Yen 1,167,090,000 expiring 06/01/06	10,187,321	10,299,750	112,429
Mexican Peso 12,000,000 expiring 06/06/06	1,114,407	1,081,017	(33,390)
Singapore Dollar 1,293,065 expiring 05/04/06	818,017	817,930	(87)

Sold:
Euro Currency 3,000,000, expiring 05/02/06	$3,757,700	$3,784,820	$(27,120)
Euro Currency 8,480,000 expring 10/04/06	10,381,386	10,802,747	(421,361)
Japanese Yen 778,060,000 expiring 06/01/06	6,753,465	6,866,500	(113,035)
Japanese Yen 389,030,000 expiring 06/01/06	3,330,765	3,433,250	(102,485)
Mexican Peso 71,880,000 expiring 06/06/06	6,736,013	6,475,290	260,723
Pound Sterling 441,945 expiring 05/08/06	803,821	805,910	(2,089)
Pound Sterling 2,520,000 expiring 06/05/06	4,355,947	4,597,849	(241,902)

(e) All or a portion of security is on loan. The aggregate market value of such securities is $26,787,322; cash collateral of $27,638,545 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(f) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g) Prudential Investments LLC, the Manager of the Fund, also serves as Manager of the Dryden Core Investment Fund - Taxable Money Market Series

Pro-forma Statement of Assets and Liabilities After All Reorganizations

April 30, 2006 (Unaudited)

	PWF - Jennison Global Growth	PWF - SP International Value	SPMF - International Growth	PWF - Dryden International Equity	Pro-forma adjustments	Pro-forma Combined Dryden International Equity
Assets
Investments at value, including securities on loan (C):
Unaffiliated investments (A)	$431,047,864	$277,033,007	$275,410,271	$339,070,595		$1,322,561,737
Affiliated investments (B)	28,383,464	5,325,748	5,780,237	—		39,489,449
Foreign currency, at value (D)	6,524,339	555,168	451,927	10,906,351		18,437,785
Cash	305,915	—	806,483	889,589		2,001,987
Dividends and interest receivable	846,245	2,016,628	952,749	1,215,621		5,031,243
Receivable for Series shares sold	266,847	1,698,612	867,032	1,307,318		4,139,809
Receivable for investments sold	—	2,334,883	7,992,849	—		10,327,732
Foreign tax reclaim receivable	—	—	—	223,341		223,341
Unrealized appreciation on forward currency contracts		375,129	—	—		375,129
Prepaid expenses and other assets	10,624	9,884	47,881	1,917		70,306
Total assets	467,385,298	289,349,059	292,309,429	$353,614,732		1,402,658,518

Liabilities
Payable to broker for collateral for securities on loan	24,516,815	—	3,022,730	—		27,539,545
Payable for investments purchased	5,295,864	4,105,398	7,984,826	—		17,386,088
Payable for Series shares reacquired	652,379	325,150	1,284,529	467,090		2,729,148
Accrued expenses	552,558	193,424	176,279	247,011		1,169,272
Transfer agent fee payable	291,605	312,202	829,146	37,786		1,470,739
Management fee payable	266,355	135,575	190,319	233,441		825,690
Distribution fee payable	114,315	85,409	194,256	61,472		455,452
Due to broker - variation margin	—	—	—	96,656		96,656
Unrealized depreciation on forward currency contract	27,120	915,747	—	—		942,867
Payable to custodian	—	32,483	—	—		32,483
Withholding tax payable	—	1,218	—	—		1,218
Deferred directors’ fees	11,305	4,605	17,637	1,401		34,948
Total liabilities	31,728,316	6,111,211	13,699,722	1,144,857		52,684,106
Net Assets	$435,656,982	$283,237,848	$278,609,707	$352,469,875		$1,349,974,412

Net assets were comprised of:
Common stock, at par	$239,007	$107,832	$16,759	$424,380		$787,978
Paid-in capital in excess of par	402,712,982	218,532,092	329,471,588	434,141,827		1,384,858,489
	402,951,989	218,639,924	329,488,347	434,566,207		1,385,646,467
Accumulated net investment income (loss)	(137,582)	1,066,754	(5,907,340)	432,938		(4,545,230)
Accumulated net realized loss on investment and foreign currency transactions	(80,750,283)	(5,324,167)	(128,762,326)	(159,384,829)		(374,221,605)
Net unrealized appreciation on investments and foreign currencies	113,592,858	68,855,337	83,791,026	76,855,559		343,094,780
Net assets, April 30, 2006	$435,656,982	$283,237,848	$278,609,707	$352,469,875		$1,349,974,412

(A) Unaffiliated Investment at Cost	$317,721,801	$207,712,393	$191,581,199	$263,066,694		$980,082,087
(B) Affiliated Investment at Cost	$28,383,464	$5,325,748	$5,493,872	$—		$39,203,084
(C) Securities loaned at Value	$23,870,881	$—	$2,916,441	$—		$26,787,322
(D) Foreign currency at Cost	$6,259,247	$546,657	$406,169	$10,522,996		$17,735,069

Class A
Net asset	$355,654,483	$73,406,190	$24,357,549	$55,981,596	$—	$509,399,818
Shares of common stock issued and outstanding	19,199,727	2,793,646	1,429,434	6,735,056	31,141,754	61,299,617
Net asset value and redemption price per share	$18.52	$26.28	$17.04	$8.31		$8.31
Maximum sales charge (5.5% of offering price)	1.08	1.52	0.99	0.48		0.48
Maximum offering price to public	$19.60	$27.80	$18.03	$8.79		8.79

Class B
Net asset	$—	$20,727,604	$4,303,229	$48,211,478	$—	$73,242,311
Shares of common stock issued and outstanding	—	811,802	260,906	6,004,071	2,044,306	9,121,085
Net asset value, offering price and redemption price per share	$0.00	$25.53	$16.49	$8.03		$8.03

Class B1 (Jennison Global Growth Only)
Net asset	$50,336,961	$—	$—	$—	$—	$50,336,961
Shares of common stock issued and outstanding	3,020,832	—	—	—	3,247,781	6,268,613
Net asset value, offering price and redemption price per share	$16.66	$0.00	$0.00	$0.00		$8.03

Class C
Net asset	$13,739,881	$16,583,074	$54,131,591	$14,670,834	$—	$99,125,380
Shares of common stock issued and outstanding	832,427	648,591	3,273,670	1,827,433	5,762,260	12,344,381
Net asset value, offering price and redemption price per share	$16.51	$25.57	$16.54	$8.03		$8.03

Class L
Net asset	$—	$—	$44,878,543	$—	$—	$44,878,543
Shares of common stock issued and outstanding	—	—	2,642,451	—	2,803,974	5,446,425
Net asset value and redemption price per share	$0.00	$0.00	$16.98	$0.00		$8.24

Class M
Net asset	$—	$—	$116,554,871	$—	$—	$116,554,871
Shares of common stock issued and outstanding	—	—	7,068,857	—	7,446,071	14,514,928
Net asset value, offering price and redemption price per share	$0.00	$0.00	$16.49	$8.03		$8.03

Class X
Net asset	$—	$—	$34,383,924	$—	$—	$34,383,924
Shares of common stock issued and outstanding	—	—	2,084,138	—	2,197,795	4,281,933
Net asset value, offering price and redemption price per share	$0.00	$0.00	$16.50	$8.03		$8.03

Class Z
Net asset	$15,925,657	$172,520,980	$—	$233,605,967	$—	$422,052,604
Shares of common stock issued and outstanding	847,734	6,529,205	—	27,871,456	15,115,878	50,364,273
Net asset value, offering price and redemption price per share	$18.79	$26.42	$0.00	$8.38		$8.38

See Notes to Financial Statements.

Pro-forma Statement of Operations After All Reorganizations

For the Year Ended 4/30/06

(Unaudited)

	PWF - Jennison Global Growth	PWF - SP International Value	SPMF - International Growth	PWF - Dryden International Equity	Adjusting Entries		Pro-Forma Combined Dryden International Equity
Statement of Operations
Income:
Interest	$—	$180,730	$13,964	$50,096	—		$244,790
Unaffiliated dividends	6,177,316	6,474,434	3,657,102	8,054,332	—		24,363,184
Affiliated dividend income	128,740	128,316	103,282	6,978	—		367,316
Affiliated income from securities loaned, net	33,410	2,756	2,980	—	—		39,146
Foreign taxes withheld	(331,560)	(248,396)	(466,420)	(641,192)			(1,687,568)
Total income	6,007,906	6,537,840	3,310,908	7,470,214	—		23,326,868

Expenses :
Management fee	3,124,904	2,648,138	2,645,854	2,584,474	(1,243,625	)(a)	9,759,745
Distribution fee - Class A	844,380	160,826	49,634	112,864	—		1,167,704
Distribution fee - Class B	380,598	194,906	34,330	446,804	—		1,056,638
Distribution fee - Class C	130,536	138,794	516,572	134,928	—		920,830
Distribution fee - Class L	—	—	216,774	—	—		216,774
Distribution fee - Class M	—	—	1,125,686	—	—		1,125,686
Distribution fee - Class X	—	—	337,186	—	—		337,186
Transfer agent’s fees and expenses**	1,334,000	630,000	1,508,000	496,000	(413,000	)(b)	3,555,000
Custodian’s fees and expenses	122,000	252,000	236,000	250,000	(580,000	)(b)	280,000
Reports to shareholders	120,000	74,000	92,000	90,000	(176,000	)(b)	200,000
Legal fees and expenses	54,000	36,000	14,000	32,000	(69,000	)(b)	67,000
Registration fees	40,000	66,000	50,000	54,000	(120,000	)(b)	90,000
Audit fee	22,000	22,000	22,000	22,000	(58,000	)(b)	30,000
Directors’ fees	18,000	18,000	16,000	16,000	(33,000	)(b)	35,000
Miscellaneous	83,578	50,136	43,822	58,102	(162,948	)(b)	72,690
Total operating expenses	6,273,996	4,290,800	6,907,858	4,297,172	(2,855,573)		18,914,253
Loan Interest Expense	—	59,534	26,930	—	—		86,464
Total expenses	6,273,996	4,350,334	6,934,788	4,297,172	(2,855,573)		19,000,717
Less: Expense subsidy	—	(100,022)	(400,092)	—	—		(500,114)
Net expenses	6,273,996	4,250,312	6,534,696	4,297,172	(2,855,573)		18,500,603
Net investment income (loss)	(266,090)	2,287,528	(3,223,788)	3,173,042	2,855,573		4,826,265

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	64,517,210	29,541,358	62,487,734	15,196,662	—		171,742,964
Foreign currency transactions	(154,124)	(392,546)	(300,788)	31,384	—		(816,074)
Futures	—	—	—	2,589,966	—		2,589,966
	64,363,086	29,148,812	62,186,946	17,818,012			173,516,856
Net change in Unrealized Appreciation (Depreciation) on:
Investments	61,395,200	87,370,312	54,993,744	102,137,116	—		305,896,372
Foreign currencies	570,404	(925,086)	292,108	923,898	—		861,324
Futures	—	—	—	525,902	—		525,902
	61,965,604	86,445,226	55,285,852	103,586,916	—		307,283,598
Net gain on investment and foreign currency transactions	126,328,690	115,594,038	117,472,798	121,404,928	—		480,800,454
Net Increase In Net Assets Resulting From Operations	$126,062,600	$117,881,566	$114,249,010	$124,577,970	2,855,573		$485,626,719

** — Amount is including the affiliated expense of $884,000, $406,000, $680,000 and $440,000.

(a) Reflects reduce in effective management fee rate.

(b) Reflects elimination of duplicate services or fees.

See Notes to Financial Statements.

Notes to Pro-Forma Financial Statements After all Reorganization

(unaudited)

1.              Basis of Combination – The Pro-Forma Statement of Assets and Liabilities, including the Pro-Forma Schedule of Investments at April 30, 2006 and the related Pro-Forma Statement of Operations (“Pro-Forma Statements”) for the year ended April 30, 2006, reflect the accounts of Prudential World Fund - Dryden International Equity Fund (the “Acquiring Fund”), and Prudential World Fund - Jennison Global Growth Fund, Prudential World Fund - Strategic Partners International Value Fund and Strategic Partners Mutual Funds - Strategic Partners International Growth Fund, (collectively, the “Target Funds”).

The Pro-Forma Statements give effect to the proposed transfer of all assets and liabilities of the Target Funds in exchange for shares in Acquiring Fund.  The Pro-Forma Statements should be read in conjunction with the historical financial statements of each Fund included in their respective Statement of Additional Information.

2.              Shares of Beneficial Interest – The pro-forma net asset value per share assumes the issuance of additional Class A, B, B1, C, L, M, X and Z shares of Dryden International Equity Fund, which would have been issued on April 30, 2006 in connection with the proposed reorganization.  Shareholders of Target Funds would become shareholders of Acquiring Fund, receiving shares of Acquiring Fund equal to the value of their holdings in each Target Fund. The amount of additional shares assumed to be issued has been calculated based on the April 30, 2006 net assets of Target Funds and Acquiring Fund, the net asset value per share of as follows:

Dryden International Equity Fund		Net Assets of Target Funds and Acquiring Fund	Per Share
Additional Shares Issued		04/30/2006	04/30/2006
Class A	31,141,754	$509,399,818	$8.31
Class B	2,044,306	$73,242,311	$8.03
Class B1	3,247,781	$50,336,961	$8.03
Class C	5,762,260	$99,125,380	$8.03
Class L	2,803,974	$44,878,543	$8.24
Class M	7,466,071	$116,554,871	$8.03
Class X	2,197,795	$34,383,924	$8.03
Class Z	15,115,878	$422,052,604	$8.38

3.              Pro-Forma Operations – The Pro-Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund.  Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income.  Certain expenses have been adjusted to reflect the expected expenses of the combined entity.  The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Dryden International Equity Fund at the combined level of average net assets for the twelve months ended April 30, 2006.  The Pro-Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

4.              Security Valuation – Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask price or at the last bid price on such day in the absence of an asked price.  Securities traded via NASDAQ are valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price.  Securities that are actively traded in the over-the-counter market, including listed securities for which the co-managers, in consultation with the subadvisor, believe the primary market to be over-the-counter are valued by an independent agent or principal market maker.  Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange.  Futures contracts and options thereon traded on a commodities exchange of board of trade are valued at the last sale price at the closing of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price.  Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.  When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analysis media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates.  Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.  Investments in mutual funds are valued at their net assets value as of the close of the New York Stock Exchange on the date of the valuation. Short-term securities that are held in the Funds, which mature in more than 60 days are valued at current market quotations, and those short-term securities, which mature in 60 days or less are valued at, amortized cost, which approximates market value.

5.              Estimates – The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

6.              Taxes - For Federal income tax purposes, the acquiring fund and each of the target funds is treated as a separate taxpaying entity.  It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders.  Therefore, no federal income tax provision is required.  Jennison Global Growth Fund had a capital loss carry forward of $112,703,984 as of October 31, 2005. Strategic Partners International Value Fund has a capital loss carry forward of approximately $15,418,000. Strategic Partners International Growth Fund has a capital loss carry forward of $158,826,890. Dryden International Equity Fund had a capital loss carry forward of approximately $167,990,000 as of October 31, 2005. Capital loss carry forward will have an annual limitation on the amount of utilization under section 382 of the Internal Revenue Code of 1986, as amended.

PRO FORMA PORTFOLIO OF INVESTMENTS FOR THE GROWTH REORGANIZATION APRIL 30, 2006 (UNAUDITED)

SP International Growth Shares	Dryden International Equity Shares	Pro-forma adjustments Shares	Pro-forma combined Dryden International Equity Shares	Long-Term Investments	SP International Growth	Dryden International Equity	Pro-forma adjustments	Pro-forma combined Dryden International Equity
				Common Stock
				Australia
	69,162		69,162	Australia and New Zealand Banking Group, Ltd.		$1,468,659		$1,468,659
152,000	110,060		262,060	BHP Billiton PLC	$3,383,629	2,450,013		5,833,642
	105,043		105,043	BlueScope Steel, Ltd.		612,914		612,914
	43,681		43,681	Centro Properties Trust		215,714		215,714
	7,535		7,535	Cochlear, Ltd.		302,266		302,266
	43,392		43,392	Coles Myer, Ltd.		353,078		353,078
	26,242		26,242	Commonwealth Bank of Australia		937,058		937,058
	29,914		29,914	Computershare, Ltd.		179,090		179,090
	7,801		7,801	CSL, Ltd.		341,978		341,978
	180,640		180,640	CSR, Ltd.		555,828		555,828
	51,981		51,981	Foster’s Group, Ltd.		232,217		232,217
	170,558		170,558	General Property Trust		544,243		544,243
	260,774		260,774	Macquarie Airports		649,845		649,845
48,949			48,949	Macquarie Bank Ltd.	2,655,300			2,655,300
	126,392		126,392	Macquarie Infrastructure Group		342,815		342,815
	121,723		121,723	Mirvac Group		391,187		391,187
	20,049		20,049	QBE Insurance Group, Ltd.		340,898		340,898
	187,525		187,525	Qantas Airways, Ltd.		492,954		492,954
	28,953		28,953	Rinker Group, Ltd.		466,338		466,338
	61,700		61,700	Santos, Ltd.		554,082		554,082
217,539			217,539	Sigma Pharmaceuticals Ltd.	446,243			446,243
	188,917		188,917	Stockland Trust		987,486		987,486
	4,701		4,701	Suncorp-Metway, Ltd.		72,646		72,646
	4,687		4,687	Wesfarmers, Ltd.		128,907		128,907
	35,769		35,769	Westpac Banking Corp.		682,106		682,106
	6,432		6,432	Woodside Petroleum, Ltd.		228,699		228,699
	102,049		102,049	Woolworths, Ltd.		1,446,745		1,446,745
				Austria				—
	4,096		4,096	Boehler-Uddeholm AG (a)		929,176		929,176
	15,136		15,136	OMV AG		1,052,363		1,052,363
	7,048		7,048	Telekom Austria AG		172,946		172,946
	4,773		4,773	Voestalpine AG		696,885		696,885
24,956			24,956	Erste Bank der Oesterreichischen Sparkassen AG	1,514,412			1,514,412
15,200			15,200	Raiffeisen International Bank-Holding AG (a)	1,324,899			1,324,899
				Belgium				—
	50,311		50,311	Dexia		1,327,214		1,327,214
	26,241		26,241	Fortis		983,574		983,574
	2,575		2,575	Inbev NV		129,881		129,881
				Brazil				—
72,400			72,400	Companhia de Concessoes Rodviarias (CCR)	633,457			633,457
22,000			22,000	Gol-Linhas Aereas Inteligentes SA	815,540			815,540
18,900			18,900	Localiza Rent A Car SA	394,844			394,844
57,400			57,400	Natura Cosmeticos SA	729,945			729,945
125,800			125,800	Petroleo Brasileiro SA	2,792,676			2,792,676
				Canada				—
141,000			141,000	Canadian National Railway Co.	6,322,016			6,322,016
66,100			66,100	Manulife Financial Corp.	4,315,818			4,315,818
30,500			30,500	Shoppers Drug Mart Corp.	1,208,488			1,208,488
				China				—
810,000			810,000	Foxconn International Holding Ltd (a)	1,744,676			1,744,676
				Columbia				—
32,300			32,300	Bancolombia SA, ADR	1,117,580			1,117,580
				Denmark				—
	54		54	A P Moller - Maersk A/S		463,899		463,899

SP International Growth Shares	Dryden International Equity Shares	Pro-forma adjustments Shares	Pro-forma combined Dryden International Equity Shares	Long-Term Investments	SP International Growth	Dryden International Equity	Pro-forma adjustments	Pro-forma combined Dryden International Equity
	4,085		4,085	Danisco A/S		346,787		346,787
	22,132		22,132	Danske Bank A/S		880,474		880,474
	751		751	DSV A/S		122,937		122,937
	14,571		14,571	Novo Nordisk SA		946,209		946,209
				Finland				—
	10,124		10,124	Kesko Oyj (Class “B” Shares)		349,456		349,456
	130,894		130,894	Nokia Oyj		2,980,718		2,980,718
	49,664		49,664	Rautaruukki Oyj		1,741,849		1,741,849
	50,028		50,028	Sampo Oyj (Class “A” Shares)		1,032,572		1,032,572
	28,592		28,592	YIT-Yhtyma Oyj		806,567		806,567
				France				—
	54,048		54,048	Air France-KLM		1,258,056		1,258,056
	74,551		74,551	AXA SA		2,736,032		2,736,032
46,120	35,300		81,420	BNP Paribas SA	4,344,182	3,335,650		7,679,832
	17,237		17,237	Bouygues SA		940,528		940,528
	5,342		5,342	Business Objects SA(a)		173,475		173,475
	12,281		12,281	Carrefour SA		712,405		712,405
	2,521		2,521	Casino Guichard-Perrachon SA		200,849		200,849
	5,708		5,708	CNP Assurances		617,147		617,147
	25,087		25,087	Compagnie de Saint-Gobain		1,881,588		1,881,588
	12,144		12,144	Compagnie Generale des Etablissements Michelin (Class “B” Shares)		876,359		876,359
	20,828		20,828	Credit Agricole SA		839,279		839,279
26,700			26,700	Dassault Systenes SA	1,448,451			1,448,451
28,100			28,100	Essilor International SA	2,818,366			2,818,366
11,800			11,800	Eurazeo	1,426,915			1,426,915
	3,376		3,376	Euronext NV		301,763		301,763
	50,638		50,638	France Telecom SA		1,182,516		1,182,516
360			360	Hermes International	92,380			92,380
8,000			8,000	Iliad SA	822,568			822,568
	4,603		4,603	Lafarge SA		566,200		566,200
84,400			84,400	L’Oreal SA	7,826,251			7,826,251
39,600			39,600	LVMH Moet Hennessy Louis Vuitton	4,169,131			4,169,131
	1,779		1,779	Pernod-Ricard SA		344,964		344,964
	2,272		2,272	Pinault-Printemps-Redoute SA		294,663		294,663
	9,168		9,168	Publicis Groupe		381,113		381,113
	8,766		8,766	Renault SA (a)		1,017,451		1,017,451
	13,852		13,852	Safran SA		355,632		355,632
	37,677		37,677	Sanofi-Aventis		3,553,134		3,553,134
	6,836		6,836	Schneider Electric SA		774,035		774,035
	16,123		16,123	Societe Generale		2,463,281		2,463,281
	6,839		6,839	STMicroelectronics NV		125,712		125,712
33,600			33,600	Technip SA	2,121,619			2,121,619
	18,642		18,642	Total SA		5,155,337		5,155,337
28,400	1,191		29,591	Vinci SA	2,821,583	118,328		2,939,911
	81,729		81,729	Vivendi Universal SA		2,983,999		2,983,999
				Germany				—
	2,205		2,205	Adidas-Salomon AG		466,181		466,181
	11,814		11,814	Allianz AG		1,974,862		1,974,862
	36,265		36,265	BASF AG		3,104,286		3,104,286
	4,757		4,757	Bayer AG		219,053		219,053
2,500			2,500	Bijou Brigitte AG	717,539			717,539
23,300			23,300	Celesio AG	2,192,900			2,192,900
25,110	13,551		38,661	Continental AG	2,989,542	1,613,182		4,602,724
	33,561		33,561	DaimlerChrysler AG		1,848,175		1,848,175
	28,969		28,969	Deutsche Bank AG		3,542,914		3,542,914
	9,771		9,771	Deutsche Boerse AG		1,413,309		1,413,309
	26,512		26,512	Deutsche Post AG		707,085		707,085
	52,158		52,158	Deutsche Telekom AG		944,929		944,929
38,200	5,420		43,620	E.ON AG (a)	4,652,107	664,303		5,316,410
	11,460		11,460	Man AG (a)		868,637		868,637
	14,744		14,744	Muenchener Rueckversicherungs - Gesellschaft AG		2,086,675		2,086,675
	3,089		3,089	Puma AG Rudolf Dassler Sport		1,246,878		1,246,878
88,000			88,000	Qiagen NV (a)	1,311,163			1,311,163
	1,235		1,235	RWE AG		107,056		107,056
37,400	5,413		42,813	SAP AG	8,172,285	1,184,162		9,356,447
66,200	4,806		71,006	Siemens AG	6,263,877	455,656		6,719,533
	33,810		33,810	ThyssenKrupp AG		1,114,573		1,114,573
	14,696		14,696	TUI AG		313,150		313,150

SP International Growth Shares	Dryden International Equity Shares	Pro-forma adjustments Shares	Pro-forma combined Dryden International Equity Shares	Long-Term Investments	SP International Growth	Dryden International Equity	Pro-forma adjustments	Pro-forma combined Dryden International Equity
	2,726		2,726	Volkswagen AG		211,404		211,404
				Greece				—
64,800	3,370		68,170	Coca-Cola Hellenic Bottling Company SA	2,123,920	110,457		2,234,377
	1,302		1,302	Cosmote Mobile Telecommunications SA		31,932		31,932
38,140			38,140	EFG Eurobank Ergasias SA	1,519,556			1,519,556
	2,740		2,740	Hellenic Tellecommunication Organization SA		61,324		61,324
	32,164		32,164	Intracom SA		257,267		257,267
31,700	19,293		50,993	National Bank of Greece SA (a)	1,574,122	958,029		2,532,151
	10,600		10,600	OPAP SA		391,830		391,830
	2,255		2,255	Titan Cement Co.		114,707		114,707
				Hong Kong				—
	131,000		131,000	Cheung Kong Holdings, Ltd.		1,475,868		1,475,868
942,000			942,000	China Life Insurance Co. Ltd.(a)	1,269,640			1,269,640
	28,000		28,000	CLP Holdings, Ltd.		163,234		163,234
175,200			175,200	Esprit Holdings Ltd.	1,398,744			1,398,744
	42,000		42,000	Henderson Land Development Co., Ltd.		246,747		246,747
	214,652		214,652	Hong Kong Exchanges and Clearing, Ltd.		1,543,452		1,543,452
	78,000		78,000	Hopewell Holdings, Ltd.		227,361		227,361
	49,500		49,500	Kerry Properties, Ltd.		175,251		175,251
925,000			925,000	Li & Fung Ltd.	2,195,194			2,195,194
	78,000		78,000	Sun Hung Kai Properties, Ltd.		891,337		891,337
	13,000		13,000	Swire Pacific, Ltd. (Class “A” Shares)		132,963		132,963
	16,000		16,000	Wharf Holdings		64,179		64,179
				India				—
32,600			32,600	Bharat Heavy Electricals Ltd.	1,701,735			1,701,735
116,800			116,800	Bharti Televentures *	1,055,362			1,055,362
89,200			89,200	HDFC Bank Ltd.	1,623,778			1,623,778
50,100			50,100	Housing Development Finance Corp. Ltd.	1,450,166			1,450,166
				Ireland				—
	47,743		47,743	Allied Irish Banks PLC		1,153,460		1,153,460
166,384			166,384	Anglo Irish Bank Corp. PLC	2,741,262			2,741,262
	87,090		87,090	Bank of Ireland		1,632,718		1,632,718
	11,853		11,853	CRH PLC		435,904		435,904
	9,668		9,668	Depfa Bank PLC		182,104		182,104
	3,409		3,409	Irish Life & Permanent PLC		86,963		86,963
35,500			35,500	Ryanair Holdings PLC, ADR *(a)	1,671,340			1,671,340
				Israel				—
79,000			79,000	Teva Pharmaceutical Industries Ltd., ADR	3,199,500			3,199,500
				Italy				—
	2,336		2,336	Assicurazioni Generali SpA		87,559		87,559
	172,748		172,748	Banca Intesa SpA		1,024,318		1,024,318
	22,619		22,619	Banca Popolare di Milano Scrl		285,934		285,934
	39,221		39,221	Banche Popolari Unite Scrl		991,609		991,609
	24,426		24,426	Banco Popolare di Verona E Novara Scrl		687,505		687,505
	23,791		23,791	Benetton Group SpA		362,280		362,280
	71,454		71,454	Capitalia SpA		620,210		620,210
	88,368		88,368	Enel SpA		763,677		763,677
	107,727		107,727	ENI SpA		3,289,001		3,289,001
	8,356		8,356	Italcementi SpA		219,800		219,800
163,800			163,800	Luxottica Group SpA	4,872,835			4,872,835
142,400			142,400	Saipem SpA	3,560,719			3,560,719
	11,365		11,365	Sanpaolo IMI SpA		213,495		213,495
	109,768		109,768	Telecom Italia Mobile SpA		274,614		274,614
	167,827		167,827	UniCredito Italiano SpA		1,264,038		1,264,038
				Japan				—
	8,950		8,950	Acom Co., Ltd.		521,916		521,916
	15,800		15,800	Advantest Corp.		1,820,542		1,820,542
40,700			40,700	Aeon Credit Service Co. Ltd.	1,125,939			1,125,939
29,200			29,200	Aeon Mall Co. Ltd.	1,461,731			1,461,731
	16,900		16,900	Aisin Seiki Co., Ltd.		635,243		635,243
	30,975		30,975	Alps Electric Co., Ltd.		543,793		543,793
	25,000		25,000	Amada Co., Ltd.		273,570		273,570
	4,100		4,100	Aoyama Trading Co., Ltd.		137,549		137,549
	12,647		12,647	Asahi Breweries, Ltd.		180,933		180,933
	139,000		139,000	Asahi Kasei Corp.		1,027,866		1,027,866
	14,300		14,300	Astellas Pharma, Inc.		596,540		596,540
	139,882		139,882	Bank of Fukuoka, Ltd. (The)		1,205,149		1,205,149
	47,063		47,063	Canon, Inc.		3,600,042		3,600,042

SP International Growth Shares	Dryden International Equity Shares	Pro-forma adjustments Shares	Pro-forma combined Dryden International Equity Shares	Long-Term Investments	SP International Growth	Dryden International Equity	Pro-forma adjustments	Pro-forma combined Dryden International Equity
	25,000		25,000	Central Glass Co., Ltd.		151,934		151,934
61,000	22,000		83,000	Chiyoda Corp.	1,371,449	494,621		1,866,070
	33,600		33,600	Chubu Electric Power Co., Inc.		882,308		882,308
	13,000		13,000	Dai Nippon Printing Co., Ltd.		232,907		232,907
	46,000		46,000	Dai Nippon Screen Manufacturing Co., Ltd.		480,745		480,745
	10,000		10,000	Daido Steel Co., Ltd.		91,775		91,775
	6,100		6,100	Daito Trust Construction Co., Ltd.		317,148		317,148
	26,000		26,000	Daiwa Securities Group, Inc.		360,550		360,550
	116,286		116,286	Denki Kagaku Kogyo K K		533,099		533,099
130,800	19,900		150,700	Denso Corp.	5,134,818	781,215		5,916,033
	77		77	East Japan Railway Co.		601,177		601,177
	4,000		4,000	Eisai Co., Ltd.		183,024		183,024
	28,454		28,454	FamilyMart Co., Ltd.		824,645		824,645
	265		265	Fuji Television Network, Inc.		658,631		658,631
	84,000		84,000	Fujikura, Ltd.		971,572		971,572
	86,000		86,000	Fujitsu, Ltd.		716,761		716,761
	6,000		6,000	Hankyu Department Stores, Inc.		54,802		54,802
	9,200		9,200	Hitachi Construction Machinery Co., Ltd.		251,280		251,280
	11,000		11,000	Hitachi, Ltd.		81,825		81,825
	453		453	Hokkaido Electric Power Co., Inc.		10,085		10,085
	43,587		43,587	Honda Motor Co., Ltd.		3,096,815		3,096,815
18,700			18,700	Honeys Co., Ltd.	1,018,223			1,018,223
72,000	25,400		97,400	Hoya Corp.	2,915,031	1,028,358		3,943,389
	3,600		3,600	Isetan Co., Ltd.		73,824		73,824
	67,000		67,000	Itochu Corp.		608,422		608,422
	26,770		26,770	JS Group Corp.		595,986		595,986
56,000			56,000	JSR Corp.	1,726,255			1,726,255
	12,900		12,900	Kansai Electric Power Co., Inc. (The)		301,923		301,923
	19,000		19,000	Kawasaki Kisen Kaisha, Ltd.		119,475		119,475
	41		41	KDDI Corp.		252,773		252,773
11,690	860		12,550	Keyence Corp.	3,067,643	225,678		3,293,321
409			409	KK DaVinci Advisors (a)	456,181			456,181
172,000	113,000		285,000	Komatsu, Ltd.	3,678,215	2,416,502		6,094,717
	11,500		11,500	Konica Minolta Holdings, Inc.		151,495		151,495
	21,000		21,000	Kubota Corp.		237,360		237,360
	3,100		3,100	Kyocera Corp.		289,404		289,404
	40,200		40,200	Kyushu Electric Power Co., Inc.		939,112		939,112
	10,600		10,600	Leopalace21 Corp.		413,332		413,332
	22,000		22,000	Makita Corp.		653,054		653,054
	260,222		260,222	Marubeni Corp.		1,499,193		1,499,193
	7,800		7,800	Marui Co., Ltd.		150,705		150,705
	14,100		14,100	Matsui Securities Co., Ltd.		188,594		188,594
	72,000		72,000	Matsushita Electric Industrial Co., Ltd.		1,738,901		1,738,901
40,200			40,200	Misumi Corp.	884,389			884,389
	35,843		35,843	Mitsubishi Chemical, Inc.		226,645		226,645
	59,500		59,500	Mitsubishi Corp.		1,439,621		1,439,621
	12,000		12,000	Mitsubishi Electric Corp.		104,439		104,439
	83,000		83,000	Mitsubishi Gas Chemical Co., Inc.		1,102,876		1,102,876
	83,000		83,000	Mitsubishi Heavy Industries, Ltd.		411,118		411,118
	74,000		74,000	Mitsubishi Rayon Co., Ltd.		681,737		681,737
438	140		578	Mitsubishi UFJ Financial Group, Inc.	6,885,522	2,200,852		9,086,374
	87,000		87,000	Mitsui & Co., Ltd.		1,314,952		1,314,952
	16,000		16,000	Mitsui Mining & Smelting Co., Ltd.		111,290		111,290
	142,000		142,000	Mitsui O.S.K. Lines, Ltd.		1,016,379		1,016,379
	471		471	Mizuho Financial Group, Inc.		4,016,521		4,016,521
16,000			16,000	NEOMAX Co. Ltd.	459,491			459,491
	28,000		28,000	NGK SPARK PUG Co., Ltd.		614,763		614,763
	23,000		23,000	NHK Spring Co., Ltd.		266,632		266,632
	7,000		7,000	Nikon Corp.		137,707		137,707
	232,000		232,000	Nippon Oil Corp.		1,835,788		1,835,788
	20,000		20,000	Nippon Shokubai Co., Ltd.		245,554		245,554
	534		534	Nippon Telegraph and Telephone Corp.		2,391,780		2,391,780
	32		32	Nippon Paper Group, Inc.		136,864		136,864
	97,000		97,000	Nippon Yusen Kabushiki Kaisha		594,616		594,616
	116,670		116,670	Nissan Motor Co., Ltd.		1,533,878		1,533,878
	30,200		30,200	Nisshin Seifun Group, Inc.		323,311		323,311
	1,300		1,300	Nitori Co., Ltd.		70,329		70,329
28,100			28,100	Nitto Denko Corp.	2,356,782			2,356,782

SP International Growth Shares	Dryden International Equity Shares	Pro-forma adjustments Shares	Pro-forma combined Dryden International Equity Shares	Long-Term Investments	SP International Growth	Dryden International Equity	Pro-forma adjustments	Pro-forma combined Dryden International Equity
	18,500		18,500	Nomura Holdings, Inc.		418,368		418,368
	113,753		113,753	NSK, Ltd.		1,028,987		1,028,987
	18,000		18,000	NTN Corp.		148,597		148,597
	140		140	NTT Data Corp.		647,960		647,960
	671		671	NTT DoCoMo, Inc.		1,001,800		1,001,800
	34,000		34,000	Obayashi Corp.		260,080		260,080
	30,000		30,000	Oji Paper Co., Ltd.		179,160		179,160
25,100	2,900		28,000	ORIX Corp.	7,538,928	871,031		8,409,959
	234,993		234,993	Osaka Gas Co., Ltd.		879,173		879,173
11,900			11,900	Point, Inc.	842,348			842,348
	5,750		5,750	Promise Co., Ltd.		354,499		354,499
	28,000		28,000	Ricoh Co., Ltd.		555,746		555,746
11,600			11,600	Ryohin Keikaku Co. Ltd.	1,041,163			1,041,163
	3,000		3,000	Sankyo Co., Ltd.		212,884		212,884
	31,000		31,000	Sanwa Shutter Corp.		212,084		212,084
	35,100		35,100	Sega Sammy Holdings, Inc.		1,399,499		1,399,499
274,400			274,400	Sharp Corp.	4,817,333			4,817,333
5,100			5,100	Shimamura Co. Ltd.	628,850			628,850
	3,300		3,300	Shin-Etsu Chemical Co., Ltd.		190,700		190,700
	8,000		8,000	Shiseido Co., Ltd.		154,920		154,920
	12,400		12,400	Sony Corp.		622,913		622,913
	30,000		30,000	Sumitomo Chemical Co., Ltd.		262,943		262,943
	90,000		90,000	Sumitomo Corp.		1,348,439		1,348,439
	16,000		16,000	Sumitomo Electric Industries, Ltd.		254,055		254,055
	32,000		32,000	Sumitomo Heavy Industries, Ltd.		337,241		337,241
	494,000		494,000	Sumitomo Metal Industries, Ltd.		2,082,466		2,082,466
	143		143	Sumitomo Mitsui Financial Group, Inc.		1,569,841		1,569,841
	118,749		118,749	Sumitomo Osaka Cement Co., Ltd.		435,929		435,929
	56,269		56,269	Sumitomo Trust & Banking Co., Ltd. (The)		598,938		598,938
	11,000		11,000	Sumitomo Realty & Development Co., Ltd.		291,749		291,749
	9,000		9,000	Suzuken Co., Ltd.		324,068		324,068
	5,141		5,141	Taiheiyo Cement Corp.		25,013		25,013
	39,000		39,000	Taisei Corp.		174,338		174,338
	28,000		28,000	Takeda Chemical Industries, Ltd.		1,711,500		1,711,500
	7,901		7,901	Takefuji Corp.		513,480		513,480
	62,641		62,641	Tanabe Seiyaku Co., Ltd.		738,280		738,280
	4,700		4,700	TDK Corp.		393,369		393,369
	47,000		47,000	Teijin, Ltd.		322,373		322,373
	8,000		8,000	Tokuyama Corp.		132,016		132,016
	27,300		27,300	Tokyo Electric Power Co., Inc. (The)		701,291		701,291
	15,400		15,400	Tokyo Electron, Ltd.		1,109,033		1,109,033
	14,000		14,000	Toray Industries, Inc.		131,190		131,190
	159,000		159,000	Toshiba Corp.		1,012,383		1,012,383
	18,000		18,000	Toyo Suisan Kaisha, Ltd.		274,430		274,430
	2,100		2,100	Toyota Industries Corp.		93,690		93,690
100,400	95,334		195,734	Toyota Motor Corp.	5,872,428	5,576,117		11,448,545
30,600			30,600	United Arrows Ltd.	784,719			784,719
	20,980		20,980	UNY Co., Ltd.		374,955		374,955
	25		25	West Japan Railway Co.		111,096		111,096
16,900	3,200		20,100	Yamada Denki Co., Ltd.	1,841,909	348,764		2,190,673
	10,600		10,600	Yamaha Corp.		195,960		195,960
				Luxembourg				—
	4,557		4,557	Arcelor		187,422		187,422
				Malaysia				—
608,700			608,700	Bumiputra - Commerce Holdings BHD	1,057,879			1,057,879
				Mexico				—
980,300			980,300	America Movil SA de CV ADR	1,808,694			1,808,694
929,900			929,900	Wal-Mart de Mexico SA de CV	2,650,856			2,650,856
				Netherlands				—
	36,645		36,645	ABN AMRO Holding NV		1,095,226		1,095,226
	125,421		125,421	Aegon NV		2,289,617		2,289,617
	31,019		31,019	Buhrmann NV		601,486		601,486
	5,336		5,336	Corio NV		337,606		337,606

SP International Growth Shares	Dryden International Equity Shares	Pro-forma adjustments Shares	Pro-forma combined Dryden International Equity Shares	Long-Term Investments	SP International Growth	Dryden International Equity	Pro-forma adjustments	Pro-forma combined Dryden International Equity
	48,774		48,774	European Aeronautic Defence and Space Co.		1,924,771		1,924,771
	6,711		6,711	Heineken NV		271,864		271,864
	87,431		87,431	ING Groep NV		3,558,393		3,558,393
	27,571		27,571	James Hardie Industries NV		197,950		197,950
	16,961		16,961	Koninklijke DSM NV		773,756		773,756
	5,646		5,646	Randstad Holdings NV		375,384		375,384
	128,121		128,121	Royal KPN NV		1,504,853		1,504,853
30,600			30,600	TomTom NV (a)	1,381,293			1,381,293
	26,318		26,318	Unilever NV		1,900,870		1,900,870
	1,932		1,932	Wereldhave NV		201,575		201,575
	26,066		26,066	Wolters Kluwer NV		679,076		679,076
				New Zealand				—
	60,000		60,000	Air New Zealand, Ltd.		49,048		49,048
	70,573		70,573	Fletcher Building, Ltd.		410,152		410,152
	5,000		5,000	Sky City Entertainment Group, Ltd.		17,339		17,339
	20,000		20,000	Tower, Ltd.(a)		34,615		34,615
				Norway				—
	109,809		109,809	DBN NOR ASA		1,522,849		1,522,849
	9,815		9,815	Norsk Hydro ASA(a)		1,510,808		1,510,808
	2,851		2,851	Orkla ASA		150,060		150,060
203,750			203,750	Statoil ASA (a)	6,708,825			6,708,825
	12,300		12,300	Yara International ASA		198,011		198,011
				Portugal				—
	138,991		138,991	Banco Comercial Portugues SA		424,352		424,352
	264,250		264,250	Energias de Portugal SA		1,040,144		1,040,144
	10,757		10,757	Jeronimo Martins SGPS SA		194,067		194,067
				Singapore				—
941,000			941,000	CapitaLand Ltd.	2,916,630			2,916,630
	150,000		150,000	Cosco Corp. Singapore, Ltd.		135,682		135,682
	16,000		16,000	Fraser & Neave, Ltd.		223,670		223,670
	1,000		1,000	Haw Par Corp., Ltd.		3,922		3,922
	35,000		35,000	Jardine Cycle & Carriage, Ltd.		247,960		247,960
	48,000		48,000	Keppel Corp., Ltd.		464,546		464,546
	63,000		63,000	Keppel Land, Ltd.		188,892		188,892
	12,600		12,600	K-REIT Asia(a)		11,876		11,876
	209,059		209,059	Neptune Orient Lines, Ltd.		301,508		301,508
	92,000		92,000	Singapore Airlines, Ltd.		826,365		826,365
	30,000		30,000	Singapore Petroleum Co., Ltd.		109,115		109,115
	200,000		200,000	Singapore Post, Ltd.		142,957		142,957
	3		3	Singapore Telecommunications, Ltd.		5		5
	33,000		33,000	United Overseas Bank, Ltd.		340,249		340,249
	30,000		30,000	United Overseas Land, Ltd.		58,068		58,068
				South Africa				—
130,500			130,500	MTN Group Ltd.	1,302,287			1,302,287
65,900			65,900	Naspers Ltd.	1,446,786			1,446,786
59,800			59,800	Sasol Ltd. (a)	2,516,324			2,516,324
				South Korea				—
17,410			17,410	Kookmin Bank(a)	1,559,738			1,559,738
2,970			2,970	Samsung Electronics Co. Ltd.	2,027,863			2,027,863
2,300			2,300	Shinsegae Co. Ltd.	1,124,152			1,124,152
				Spain				—
	6,390		6,390	Acerinox SA		107,462		107,462
	8,631		8,631	Antena 3 de Television SA		227,361		227,361
	82,580		82,580	Banco Bilbao Vizcaya Argentaria SA		1,824,253		1,824,253
	213,349		213,349	Banco Santander Central Hispano SA		3,308,008		3,308,008
	77,226		77,226	Endesa SA		2,564,327		2,564,327
	1,420		1,420	Fomento de Construcciones y Contratas SA		115,192		115,192
17,800			17,800	Grupo Ferrovial SA	1,460,802			1,460,802
	44,616		44,616	Iberdrola SA		1,453,352		1,453,352
104,000	9,304		113,304	Industria de Diseno Tectil SA (Inditex)	4,231,429	378,550		4,609,979
	70,354		70,354	Repsol YPF SA		2,101,815		2,101,815
	88,688		88,688	Telefonica SA		1,420,995		1,420,995
	18,430		18,430	Union Fenosa SA		712,656		712,656
				Sweden				—
	6,152		6,152	Billerud AB		106,168		106,168
31,100			31,100	Capio AB (a)	612,779			612,779

SP International Growth Shares	Dryden International Equity Shares	Pro-forma adjustments Shares	Pro-forma combined Dryden International Equity Shares	Long-Term Investments	SP International Growth	Dryden International Equity	Pro-forma adjustments	Pro-forma combined Dryden International Equity
	15,728		15,728	Eniro AB		172,580		172,580
777,800			777,800	Ericsson, (L.M.) Telefonaktiebolaget (Class B Stock) (a)	2,769,137			2,769,137
17,000			17,000	Modern Times Group AB (Class B Stock)	933,266			933,266
	1,500		1,500	Sandvik AB		97,634		97,634
	37,987		37,987	Skandinaviska Enskilda Banken AB (Class “A” Shares)		957,534		957,534
	5,004		5,004	SSAB Svenskt Stal AB (Class “A” Shares)		295,109		295,109
	3,800		3,800	Svenska Cellulosa AB (Class “B” Shares)		172,209		172,209
	9,800		9,800	Svenska Handelbanken AB (Class “A” Shares)		281,651		281,651
	60,900		60,900	Swedish Match AB		914,439		914,439
	218,797		218,797	Telefonaktiebolaget LM Ericsson (Class “B” Shares)		778,965		778,965
	57,175		57,175	TeliaSonera AB		355,057		355,057
	40,320		40,320	Volvo AB (Class “B” Shares)		2,027,205		2,027,205
				Switzerland				—
	1,383		1,383	Ciba Specialty Chemicals		84,862		84,862
	43,617		43,617	Credit Suisse Group		2,739,691		2,739,691
33,100			33,100	EFG International (a)	987,502			987,502
	1,175		1,175	Givaudan AG		986,272		986,272
	3,548		3,548	Holcim, Ltd.		297,526		297,526
2,600			2,600	Kuehne & Nagel International AG (a)	942,872			942,872
	11,092		11,092	Nestle SA		3,382,962		3,382,962
5,500			5,500	Nobel Biocare Holding AG (a)	1,359,257			1,359,257
	37,728		37,728	Novartis AG		2,164,447		2,164,447
16,600	1,936		18,536	Phonak Holding AG	1,030,640	120,200		1,150,840
	1,651		1,651	Rieter Holding AG		724,193		724,193
56,400	16,845		73,245	Roche Holdings AG	8,672,376	2,590,180		11,262,556
2,050			2,050	SGS SA (a)	2,028,181			2,028,181
	1,257		1,257	Sulzer AG		1,060,169		1,060,169
	3,440		3,440	Swatch Group AG		126,205		126,205
	8,095		8,095	Swiss Re		590,709		590,709
	2,816		2,816	Swisscom AG		939,461		939,461
24,200			24,200	Synthes, Inc.	3,004,999			3,004,999
63,560	36,465		100,025	UBS AG	7,533,720	4,322,171		11,855,891
	7,420		7,420	Zurich Financial Services AG (a)		1,805,342		1,805,342
				Taiwan				—
68,000			68,000	High Tech Computer Corp.	2,173,886			2,173,886
27,600			27,600	Himax Technologies, Inc., ADR	245,640			245,640
325,165			325,165	HON HAI Precision Industry Co. Ltd.	2,206,424			2,206,424
				United Kingdom				—
	37,478		37,478	ABB, Ltd.(a)		534,882		534,882
	33,808		33,808	Anglo American PLC		1,439,543		1,439,543
	39,084		39,084	Arriva PLC		413,020		413,020
	78,967		78,967	AstraZeneca PLC		4,363,215		4,363,215
	141,716		141,716	Aviva PLC		2,069,997		2,069,997
	104,083		104,083	BAE Systems PLC		792,419		792,419
	263,907		263,907	Barclays PLC		3,296,552		3,296,552
	37,198		37,198	Barratt Developments PLC		672,899		672,899
	7,592		7,592	Bellway PLC		166,133		166,133
	14,347		14,347	Berkeley Group Holdings PLC		301,131		301,131
604,970			604,970	BG Group PLC	8,130,546			8,130,546
	121,351		121,351	BHP Billiton PLC		2,498,364		2,498,364
	10,291		10,291	Boots Group PLC		131,551		131,551
	298,387		298,387	BP PLC		3,681,002		3,681,002
	37,984		37,984	BP PLC ADR		2,800,180		2,800,180
	111,088		111,088	British Airways PLC(a)		681,158		681,158
	29,925		29,925	British American Tobacco PLC		765,069		765,069
	65,902		65,902	British Sky Broadcasting PLC		631,524		631,524
	545,916		545,916	BT Group PLC		2,182,649		2,182,649
	49,331		49,331	Cadbury Schweppes PLC		489,370		489,370
42,500			42,500	Cairn Energy PLC (a)	1,802,673			1,802,673
	3,270		3,270	Carnival PLC		162,075		162,075
212,000			212,000	Carphone Warehouse Group	1,297,987			1,297,987
	38,819		38,819	COLT Telecom Group PLC(a)		50,260		50,260
	35,314		35,314	Diageo PLC		582,792		582,792
	98,858		98,858	DSG International PLC		331,251		331,251
	14,686		14,686	Enterprise Inns PLC		249,864		249,864
	51,390		51,390	Firstgroup PLC		389,844		389,844
	47,078		47,078	Friends Provident PLC		168,908		168,908
	35,805		35,805	George Wimpey PLC		341,805		341,805

SP International Growth Shares	Dryden International Equity Shares	Pro-forma adjustments Shares	Pro-forma combined Dryden International Equity Shares	Long-Term Investments	SP International Growth	Dryden International Equity	Pro-forma adjustments	Pro-forma combined Dryden International Equity
	189,905		189,905	GlaxoSmithKline PLC		5,388,457		5,388,457
	15,527		15,527	Hanson PLC		207,402		207,402
362,700	120,832		483,532	HBOS PLC	6,366,001	2,120,807		8,486,808
	25,951		25,951	Henderson Group PLC		40,221		40,221
	338,897		338,897	HSBC Holdings PLC		5,855,518		5,855,518
	104,386		104,386	Imperial Chemical Industries PLC		680,513		680,513
	43,079		43,079	Imperial Tobacco Group PLC		1,338,609		1,338,609
	5,160		5,160	Inchcape PLC		256,880		256,880
	68,408		68,408	Kelda Group PLC		958,046		958,046
	65,150		65,150	Kingfisher PLC		267,607		267,607
	323,587		323,587	Legal & General Group PLC		817,258		817,258
	232,974		232,974	Lloyds TSB Group PLC		2,266,524		2,266,524
	162,637		162,637	National Grid PLC		1,706,802		1,706,802
165,000			165,000	Northern Rock PLC	3,189,394			3,189,394
	39,576		39,576	Persimmon PLC		945,413		945,413
	166,103		166,103	Pilkington PLC		492,966		492,966
95,610	16,817		112,427	Reckitt Benckiser PLC	3,485,255	613,027		4,098,282
	49,150		49,150	Resolution PLC		561,069		561,069
	19,594		19,594	Rio Tinto PLC		1,077,638		1,077,638
665,800			665,800	Rolls-Royce Group PLC (a)	5,785,289			5,785,289
	75,796		75,796	Royal & Sun Alliance Insurance Group PLC		190,741		190,741
	76,201		76,201	Royal Bank of Scotland Group PLC (The)		2,488,712		2,488,712
	92,736		92,736	Royal Dutch Shell PLC		3,172,485		3,172,485
	101,923		101,923	Royal Dutch Shell PLC (Class “B” Shares)		3,644,754		3,644,754
	106,560		106,560	SABMiller PLC		2,248,257		2,248,257
	22,331		22,331	Scottish & Newcastle PLC		206,459		206,459
	12,850		12,850	Scottish Power PLC		131,340		131,340
	15,056		15,056	Severn Trent PLC		317,659		317,659
	17,520		17,520	Smiths Group PLC		325,716		325,716
	96,370		96,370	Stagecoach Group PLC		190,673		190,673
125,000			125,000	Standard Chartered PLC	3,318,866			3,318,866
	82,889		82,889	Tate & Lyle PLC		838,896		838,896
	63,191		63,191	Taylor Woodrow PLC		441,339		441,339
226,870	280,808		507,678	Tesco PLC	1,321,802	1,636,058		2,957,860
	10,506		10,506	Tomkins PLC		64,899		64,899
	4,775		4,775	Trinity Mirror PLC		47,804		47,804
	36,536		36,536	Unilever PLC		388,093		388,093
	30,238		30,238	United Utilities PLC		369,993		369,993
	1,863,479		1,863,479	Vodafone Air Touch PLC		4,400,609		4,400,609
	37,371		37,371	Vodafone Group PLC ADR		885,693		885,693
	16,971		16,971	Whitbread PLC		346,612		346,612
	10,007		10,007	William Hill PLC		115,785		115,785
	9,005		9,005	WPP Group PLC		111,171		111,171
				Total Common Stock	272,849,652	338,362,502		611,212,154
				Preferred Stock
				Austria
12,042			12,042	Erste Bank Der Oesterreichischen Sparkassen AG	722,368			722,368
				Brazil
56,600			56,600	Banco Itau Holding Financeira SA	1,815,431			1,815,431
				Germany
	159		159	Porsche AG		159,469		159,469
				Units
				Rights
				Sweden
	5,004		5,004	SSAB Svenskt Stal AB (Class “A” Shares), expiring 5/29/06 (a)		1,734		1,734
31,100			31,100	Capio AB, expiring 05/23/06 (a)	22,820			22,820
				Total Long-Term Investments	275,410,271	338,523,705		613,933,976

				Short-Term Investments
				Put Option
				Syngenta AG(a)
	$550		550	United States Treasury Bill (b)(c) 4.51%, 6/15/06		546,890		546,890
5,780,237			5,780,237	Dryden Core Investment Fund - Taxable Money Market Series(f)(g)	5,780,237			5,780,237
				Total Short-term Investments	5,780,237	546,890		6,327,127

				TOTAL INVESTMENTS	281,190,508	339,070,595		620,261,103
				Other assets(Liabilities) in excess of liabilities(other Assets)(d)	(2,580,801)	13,399,280		10,818,479
				Net Assets	278,609,707	352,469,875		631,079,582

ADR - American Depositary Receipt.

144A - Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)          Non-income producing security.

(b)         Rate quoted represents yield-to-maturity as of purchase date.

(c)          All or portion of security segregated as collateral for financial futures contracts.

(d)         Other assets in excess of liabilities include net unrealized appreciation on financial futures and forward foreign currency exchange contracts as follows:

Number of Contracts	Type	Expiration	Value at 4/30/06	Value at trade date	Unrealized Appreciation (Depreciation)
	Long positions:
7	Hang Seng Stock Index	May, 2006	746,153	751,659	$(5,506)
24	Share Price Index 200	June, 2006	2,394,584	2,247,837	146,747
56	DJ Euro Stoxx 50 Index	June, 2006	2,676,221	2,652,372	23,849
55	Nikkei 225 Index	June, 2006	4,657,125	4,455,350	201,775
26	FTSE 100 Index	June, 2006	2,856,122	2,805,367	50,755
					$417,620

Forward Foreign currency exchange contracts outstanding at April 30, 2006:

Foreign Currency Contract	Value at Settlement date Payable	Current Value	Unrealized Appreciation (Depreciation)
Bought:
Euro Currency 494,238 expring 05/04/06	$624,508	$623,534	$(974)
Japanese Yen 27,759,377 expiring 05/08/06	244,216	243,792	(424)
Japanese Yen 91,752,201 expiring 05/08/06	803,821	805,798	1,977
Japanese Yen 1,167,090,000 expiring 06/01/06	10,187,321	10,299,750	112,429
Mexican Peso 12,000,000 expiring 06/06/06	1,114,407	1,081,017	(33,390)
Singapore Dollar 1,293,065 expiring 05/04/06	818,017	817,930	(87)

Sold:
Euro Currency 3,000,000, expiring 05/02/06	$3,757,700	$3,784,820	$(27,120)
Euro Currency 8,480,000 expring 10/04/06	10,381,386	10,802,747	(421,361)
Japanese Yen 778,060,000 expiring 06/01/06	6,753,465	6,866,500	(113,035)
Japanese Yen 389,030,000 expiring 06/01/06	3,330,765	3,433,250	(102,485)
Mexican Peso 71,880,000 expiring 06/06/06	6,736,013	6,475,290	260,723
Pound Sterling 441,945 expiring 05/08/06	803,821	805,910	(2,089)
Pound Sterling 2,520,000 expiring 06/05/06	4,355,947	4,597,849	(241,902)

(f)            Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)         Prudential Investments LLC, the Manager of the Fund, also serves as Manager of the Dryden Core Investment Fund - Taxable Money Market Series

Pro-forma Statement of Assets and Liabilities for the Growth Reorganization

April 30, 2006 (Unaudited)

	SPMF - International Growth	PWF - Dryden International Equity	Pro-forma adjustments	Pro-forma Combined Dryden International Equity
Assets
Investments at value, including securities on loan (C):
Unaffiliated investments (A)	$275,410,271	$339,070,595		$614,480,866
Affiliated investments (B)	5,780,237	—		5,780,237
Foreign currency, at value (D)	451,927	10,906,351		11,358,278
Cash	806,483	889,589		1,696,072
Dividends and interest receivable	952,749	1,215,621		2,168,370
Receivable for Series shares sold	867,032	1,307,318		2,174,350
Receivable for investments sold	7,992,849	—		7,992,849
Foreign tax reclaim receivable	—	220,367		220,367
Unrealized appreciation on forward currency contracts	—	2,974		2,974
Prepaid expenses and other assets	47,881	1,917		49,798
Total assets	292,309,429	$353,614,732		645,924,161

Liabilities
Payable to broker for collateral for securities on loan	3,022,730	—		3,022,730
Payable for investments purchased	7,984,826	—		7,984,826
Payable for Series shares reacquired	1,284,529	467,090		1,751,619
Accrued expenses	176,279	247,011		423,290
Transfer agent fee payable	829,146	37,786		866,932
Management fee payable	190,319	233,441		423,760
Distribution fee payable	194,256	61,472		255,728
Due to broker - variation margin	—	96,656		96,656
Unrealized depreciation on forward currency contract	—	—		—
Payable to custodian	—	—		—
Withholding tax payable	—	—		—
Deferred directors’ fees	17,637	1,401		19,038
Total liabilities	13,699,722	1,144,857		14,844,579.00
Net Assets	$278,609,707	$352,469,875		$631,079,582

Net assets were comprised of:
Common stock, at par	$16,759	$424,380		$441,139
Paid-in capital in excess of par	329,471,588	434,141,827		763,613,415
	329,488,347	434,566,207		764,054,554
Accumulated net investment loss	(5,907,340)	432,938		(5,474,402)
Accumulated net realized loss on investment and foreign currency transactions	(128,762,326)	(159,384,829)		(288,147,155)
Net unrealized appreciation on investments and foreign currencies	83,791,026	76,855,559		160,646,585
Net assets, April 30, 2006	$278,609,707	$352,469,875		$631,079,582

(A) Unaffiliated Investment at Cost	$191,581,199	$263,066,694		$454,647,893
(B) Affiliated Investment at Cost	$5,493,872	$—		$5,493,872
(C) Securities loaned at Value	$2,916,441	$—		$2,916,441
(D) Foreign currency at Cost	$406,169	$10,522,996		$10,929,165

Class A
Net asset	$24,357,549	$55,981,596	$—	$80,339,145
Shares of common stock issued and outstanding	1,429,434	6,735,056	1,503,277	9,667,767
Net asset value and redemption price per share	$17.04	$8.31		$8.31
Maximum sales charge (5.5% of offering price)	0.99	0.48		0.48
Maximum offering price to public	$18.03	$8.79		8.79
Class B
Net asset	$4,303,229	$48,211,478	$—	$52,514,707
Shares of common stock issued and outstanding	260,906	6,004,071	274,837	6,539,814
Net asset value, offering price and redemption price per share	$16.49	$8.03		$8.03
Class C
Net asset	$54,131,591	$14,670,834	$—	$68,802,425
Shares of common stock issued and outstanding	3,273,670	1,827,433	3,467,069	8,568,172
Net asset value, offering price and redemption price per share	$16.54	$8.03		$8.03
Class L
Net asset	$44,878,543	$—	$—	$44,878,543
Shares of common stock issued and outstanding	2,642,451	—	2,803,974	5,446,425
Net asset value, offering price and redemption price per share	$16.98	$0.00		$8.24
Class M
Net asset	$116,554,871	$—	$—	$116,554,871
Shares of common stock issued and outstanding	7,068,857	—	7,446,071	14,514,928
Net asset value, offering price and redemption price per share	$16.49	$8.03		$8.03
Class X
Net asset	$34,383,924	$—	$—	$34,383,924
Shares of common stock issued and outstanding	2,084,138	—	2,197,795	4,281,933
Net asset value, offering price and redemption price per share	$16.50	$8.03		$8.03
Class Z
Net asset	$ N/A	$233,605,967	$—	$233,605,967
Shares of common stock issued and outstanding	N/A	27,871,456	5,151	27,876,607
Net asset value, offering price and redemption price per share	$ N/A	$8.38		$8.38

See Notes to Financial Statements.

Pro-forma Statement of Operations for the Growth Reorganization

For the Year Ended 4/30/06

(Unaudited)

	SPMF - International Growth	PWF - Dryden International Equity	Adjusting Entries		Pro-Forma Combined Dryden International Equity
Statement of Operations
Income:
Interest	$13,964	$50,096	—		$64,060
Unaffiliated dividends	3,657,102	8,054,332	—		11,711,434
Affiliated dividend income	103,282	6,978	—		110,260
Affiliated income from securities loaned, net	2,980	—	—		2,980
Foreign taxes withheld	(466,420)	(641,192)			(1,107,612)
Total income	3,310,908	7,470,214	—		10,781,122

Expenses :
Management fee	2,645,854	2,584,474	(623,947	)(a)	4,606,381
Distribution fee - Class A	49,634	112,864	—		162,498
Distribution fee - Class B	34,330	446,804	—		481,134
Distribution fee - Class C	516,572	134,928	—		651,500
Distribution fee - Class L	216,774	—	—		216,774
Distribution fee - Class M	1,125,686	—	—		1,125,686
Distribution fee - Class X	337,186	—	—		337,186
Transfer agent’s fees and expenses**	1,508,000	496,000	(425,000	)(b)	1,579,000
Custodian’s fees and expenses	236,000	250,000	(186,000	)(b)	300,000
Reports to shareholders	92,000	90,000	(57,000	)(b)	125,000
Legal fees and expenses	14,000	32,000	(11,000	)(b)	35,000
Registration fees	50,000	54,000	(25,000	)(b)	79,000
Audit fee	22,000	22,000	(22,000	)(b)	22,000
Directors’ fees	16,000	16,000	(14,000	)(b)	18,000
Miscellaneous	43,822	58,102	(21,924	)(b)	80,000
Total operating expenses	6,907,858	4,297,172	(1,385,871)		9,819,159
Loan Interest Expense	26,930	—	(26,930)		—
Total expenses	6,934,788	4,297,172	(1,412,801)		9,819,159
Less: Expense subsidy	(400,092)	—	400,092		—
Net expenses	6,534,696	4,297,172	(1,012,709)		9,819,159
Net investment income (loss)	(3,223,788)	3,173,042	1,012,709		961,963

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	62,487,734	15,196,662	—		77,684,396
Foreign currency transactions	(300,788)	31,384	—		(269,404)
Futures	—	2,589,966	—		2,589,966
	62,186,946	17,818,012			80,004,958
Net change in Unrealized Appreciation (Depreciation) on:
Investments	54,993,744	102,137,116	—		157,130,860
Foreign currencies	292,108	923,898	—		1,216,006
Futures	—	525,902	—		525,902
	55,285,852	103,586,916	—		158,872,768
Net gain on investment and foreign currency transactions	117,472,798	121,404,928	—		238,877,726
Net Increase In Net Assets Resulting From Operations	$114,249,010	$124,577,970	1,012,709		$239,839,689

** — Amount is including the affiliated expense of $680,000 and $440,000.

(a) Reflects reduce in effective management fee rate.

(b) Reflects elimination of duplicate services or fees.

See Notes to Financial Statements.

Notes to Pro-Forma Financial Statements for the Growth Reorganization

(unaudited)

1.              Basis of Combination – The Pro-Forma Statement of Assets and Liabilities, including the Pro-Forma Schedule of Investments at April 30, 2006 and the related Pro-Forma Statement of Operations (“Pro-Forma Statements”) for the year ended April 30, 2006, reflect the accounts of Prudential World Fund - Dryden International Equity Fund (the “Acquiring Fund”) and Strategic Partners Mutual Funds - Strategic Partners International Growth Fund, (the “Target” Fund).

The Pro-Forma Statements give effect to the proposed transfer of all assets and liabilities of the Target Fund in exchange for shares in Acquiring Fund.  The Pro-Forma Statements should be read in conjunction with the historical financial statements of each Fund included in their respective Statement of Additional Information.

2.              Shares of Beneficial Interest – The pro-forma net asset value per share assumes the issuance of additional Class A, B, C, L, M, and X shares of Dryden International Equity Fund, which would have been issued on April 30, 2006 in connection with the proposed reorganization.  Shareholders of Target Fund would become shareholders of Acquiring Fund, receiving shares of Acquiring Fund equal to the value of their holdings in Target Fund. The amount of additional shares assumed to be issued has been calculated based on the April 30, 2006 net assets of Target Fund and Acquiring Fund, the net asset value per share of as follows:

Dryden International Equity Fund		Net Assets of Target Fund and Acquiring Fund	Per Share
Additional Shares Issued		04/30/2006	04/30/2006
Class A	1,503,277	$80,399,818	$8.31
Class B	274,837	$52,514,707	$8.03
Class C	3,467,069	$68,802,425	$8.03
Class L	2,803,974	$44,878,543	$8.24
Class M	7,466,071	$116,554,871	$8.03
Class X	2,197,795	$34,383,924	$8.03
Class Z	—	$233,605,967	$8.38

3.              Pro-Forma Operations – The Pro-Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund.  Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income.  Certain expenses have been adjusted to reflect the expected expenses of the combined entity.  The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Dryden International Equity Fund at the combined level of average net assets for the twelve months ended April 30, 2006.  The Pro-Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

4.              Security Valuation – Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask price or at the last bid price on such day in the absence of an asked price.  Securities traded via NASDAQ are valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price.  Securities that are actively traded in the over-the-counter market, including listed securities for which the co-managers, in consultation with the subadvisor, believe the primary market to be over-the-counter are valued by an independent agent or principal market maker.  Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange.  Futures contracts and options thereon traded on a commodities exchange of board of trade are valued at the last sale price at the closing of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price.  Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.  When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analysis media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates.  Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.  Investments in mutual funds are valued at their net assets value as of the close of the New York Stock Exchange on the date of the valuation. Short-term securities that are held in the Funds, which mature in more than 60 days are valued at current market quotations, and those short-term securities, which mature in 60 days or less are valued at, amortized cost, which approximates market value.

5.              Estimates – The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

6.              Taxes - For Federal income tax purposes, the acquiring fund and each of the target funds is treated as a separate taxpaying entity.  It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders.  Therefore, no federal income tax provision is required.  Strategic Partners International Growth Fund has a capital loss carry forward of $158,826,890.  Dryden International Equity Fund had a capital loss carry forward of approximately $167,990,000 as of October 31, 2005.  Capital loss carry forward will have an annual limitation on the amount of utilization under section 382 of the Internal Revenue Code of 1986, as amended.

PRO FORMA PORTFOLIO OF INVESTMENTS FOR THE GLOBAL GROWTH & VALUE REORGANIZATION APRIL 30, 2006 (UNAUDITED)

Jennison Global Growth Shares	SP International Value Shares	Dryden International Equity Shares	Pro-forma adjustments Shares	Pro-forma combined Dryden International Equity Shares	Long-Term Investments	Jennison Global Growth	SP International Value	Dryden International Equity	Pro-forma adjustments	Pro-forma combined Dryden International Equity
					Common Stock
					Australia
		69,162		69,162	Australia and New Zealand Banking Group, Ltd.			$1,468,659		$1,468,659
		110,060		110,060	BHP Billiton PLC			2,450,013		2,450,013
	155,688	105,043		260,731	BlueScope Steel, Ltd.		$908,422	612,914		1,521,336
		43,681		43,681	Centro Properties Trust			215,714		215,714
		7,535		7,535	Cochlear, Ltd.			302,266		302,266
		43,392		43,392	Coles Myer, Ltd.			353,078		353,078
	59,100	26,242		85,342	Commonwealth Bank of Australia		2,110,362	937,058		3,047,420
		29,914		29,914	Computershare, Ltd.			179,090		179,090
		7,801		7,801	CSL, Ltd.			341,978		341,978
	155,500	180,640		336,140	CSR, Ltd.		478,472	555,828		1,034,300
	42,268			42,268	David Jones Ltd.		86,063			86,063
		51,981		51,981	Foster’s Group, Ltd.			232,217		232,217
		170,558		170,558	General Property Trust			544,243		544,243
		260,774		260,774	Macquarie Airports			649,845		649,845
		126,392		126,392	Macquarie Infrastructure Group			342,815		342,815
		121,723		121,723	Mirvac Group			391,187		391,187
		20,049		20,049	QBE Insurance Group, Ltd.			340,898		340,898
	400,200	187,525		587,725	Qantas Airways, Ltd.		1,052,022	492,954		1,544,976
		28,953		28,953	Rinker Group, Ltd.			466,338		466,338
	59,235	61,700		120,935	Santos, Ltd.		531,946	554,082		1,086,028
		188,917		188,917	Stockland Trust			987,486		987,486
		4,701		4,701	Suncorp-Metway, Ltd.			72,646		72,646
	344,703			344,703	Telestra Corp. Ltd.		1,031,841			1,031,841
		4,687		4,687	Wesfarmers, Ltd.			128,907		128,907
		35,769		35,769	Westpac Banking Corp.			682,106		682,106
		6,432		6,432	Woodside Petroleum, Ltd.			228,699		228,699
		102,049		102,049	Woolworths, Ltd.			1,446,745		1,446,745
					Austria
	4,795	4,096		8,891	Boehler-Uddeholm AG (a)		1,087,743	929,176		2,016,919
		15,136		15,136	OMV AG			1,052,363		1,052,363
		7,048		7,048	Telekom Austria AG			172,946		172,946
		4,773		4,773	Voestalpine AG			696,885		696,885
59,300				59,300	Erste Bank der Oesterreichischen Sparkassen AG	$3,598,519				3,598,519
12,184				12,184	Erste Bank der Oesterreichischen Sparkassen AG - New (a)	730,911				730,911
21,900				21,900	Raiffeisen International Bank-Holding AG (a)	1,908,901				1,908,901
29,300				29,300	Raiffeisen International Bank-Holding AG 144A(a)	2,553,917				2,553,917
					Belgium
	248,713	50,311		299,024	Dexia		248,713	1,327,214		1,575,927
	45,800	26,241		72,041	Fortis		1,716,691	983,574		2,700,265
		2,575		2,575	Inbev NV			129,881		129,881
					Bermuda
105,400				105,400	Marvell Technology Group, Ltd.(a)	6,017,286				6,017,286
					Brazil
	67,577			67,577	Empresa Brasileira de Aeronautica SA, ADR		2,624,015			2,624,015
					Canada
	22,300			22,300	Canadian Natural Resources, Ltd.		1,340,333			1,340,333
149,100				149,100	Nexen, Inc.	8,722,350				8,722,350
	56,572			56,572	Rogers Communications, Inc. (Class B Stock)		2,397,878			2,397,878
	67,966			67,966	Shaw Communications, Inc. (Class B Stock)		1,829,772			1,829,772
98,100				98,100	Suncor Energy, Inc.	8,411,094				8,411,094
					Cayman Islands
89,300				89,300	Transocean, Inc.(a)	7,239,551				7,239,551
					China
	2,231,420			2,231,420	China Petroleum and Chemical Corp. (Class H Stock)		1,417,428			1,417,428
					Denmark
		54		54	A P Moller - Maersk A/S			463,899		463,899
	2,865	4,085		6,950	Danisco A/S		243,217	346,787		590,004
	24,445	22,132		46,577	Danske Bank A/S		972,492	880,474		1,852,966
		751		751	DSV A/S			122,937		122,937
	31,541	14,571		46,112	Novo Nordisk SA		2,048,204	946,209		2,994,413
					Finland
	6,350			6,350	Air Liquide		1,373,921			1,373,921
		10,124		10,124	Kesko Oyj (Class “B” Shares)			349,456		349,456
		130,894		130,894	Nokia Oyj			2,980,718		2,980,718
	37,300	49,664		86,964	Rautaruukki Oyj		1,308,211	1,741,849		3,050,060
		50,028		50,028	Sampo Oyj (Class “A” Shares)			1,032,572		1,032,572
		28,592		28,592	YIT-Yhtyma Oyj			806,567		806,567

Jennison Global Growth Shares	SP International Value Shares	Dryden International Equity Shares	Pro-forma adjustments Shares	Pro-forma combined Dryden International Equity Shares	Long-Term Investments	Jennison Global Growth	SP International Value	Dryden International Equity	Pro-forma adjustments	Pro-forma combined Dryden International Equity
					France
		54,048		54,048	Air France-KLM			1,258,056		1,258,056
		74,551		74,551	AXA SA			2,736,032		2,736,032
	27,223	35,300		62,523	BNP Paribas SA		2,572,420	3,335,650		5,908,070
		17,237		17,237	Bouygues SA			940,528		940,528
		5,342		5,342	Business Objects SA(a)			173,475		173,475
	52,345	12,281		64,626	Carrefour SA		3,036,464	712,405		3,748,869
		2,521		2,521	Casino Guichard-Perrachon SA			200,849		200,849
	5,103			5,103	Ciments Francais		863,333			863,333
	6,996	5,708		12,704	CNP Assurances		756,406	617,147		1,373,553
		25,087		25,087	Compagnie de Saint-Gobain			1,881,588		1,881,588
	21,500	12,144		33,644	Compagnie Generale des Etablissements Michelin (Class “B” Shares)		1,551,524	876,359		2,427,883
	23,100	20,828		43,928	Credit Agricole SA		930,831	839,279		1,770,110
	25,387	3,376		28,763	Euronext NV			301,763		301,763
	116,700	50,638		167,338	France Telecom SA		2,725,218	1,182,516		3,907,734
	62,600			62,600	JC Decaux SA (a)		1,871,745			1,871,745
		4,603		4,603	Lafarge SA			566,200		566,200
	21,533			21,533	LVMH Moet Hennessy Louis Vuitton		2,267,018			2,267,018
	4,100			4,100	Natexis Banques Populaires		1,111,072			1,111,072
		1,779		1,779	Pernod-Ricard SA			344,964		344,964
		2,272		2,272	Pinault-Printemps-Redoute SA			294,663		294,663
		9,168		9,168	Publicis Groupe			381,113		381,113
	51,418			51,418	PSA Peugeot Citroen SA		3,379,690			3,379,690
	8,005	8,766		16,771	Renault SA (a)		929,123	1,017,451		1,946,574
		13,852		13,852	Safran SA			355,632		355,632
55,600	33,194	37,677		126,471	Sanofi-Aventis	5,243,364	3,130,364	3,553,134		11,926,862
72,300	2,400	6,836		81,536	Schneider Electric SA	8,186,472	271,750	774,035		9,232,257
	7,366	16,123		23,489	Societe Generale		1,125,382	2,463,281		3,588,663
		6,839		6,839	STMicroelectronics NV			125,712		125,712
38,163	5,100	18,642		61,905	Total SA	10,553,757	1,410,376	5,155,337		17,119,470
		1,191		1,191	Vinci SA			118,328		118,328
	23,600	81,729		105,329	Vivendi Universal SA		861,657	2,983,999		3,845,656
46,900				46,900	Veolia Environnement	2,802,261				2,802,261
					Germany
	9,258	2,205		11,463	Adidas-Salomon AG		1,954,641	466,181		2,420,822
		11,814		11,814	Allianz AG			1,974,862		1,974,862
	26,977	36,265		63,242	BASF AG		2,312,975	3,104,286		5,417,261
		4,757		4,757	Bayer AG			219,053		219,053
		13,551		13,551	Continental AG			1,613,182		1,613,182
		33,561		33,561	DaimlerChrysler AG			1,848,175		1,848,175
	21,297	28,969		50,266	Deutsche Bank AG		2,614,837	3,542,914		6,157,751
	18,287	9,771		28,058	Deutsche Boerse AG		2,644,629	1,413,309		4,057,938
		26,512		26,512	Deutsche Post AG			707,085		707,085
	40,200	52,158		92,358	Deutsche Telekom AG		726,262	944,929		1,671,191
		5,420		5,420	E.ON AG (a)			664,303		664,303
	33,608			33,608	Fraport AG		2,542,733			2,542,733
	19,342	11,460		30,802	Man AG (a)		1,466,316	868,637		2,334,953
84,600				84,600	Metro AG	4,787,995				4,787,995
		14,744		14,744	Muenchener Rueckversicherungs - Gesellschaft AG			2,086,675		2,086,675
		3,089		3,089	Puma AG Rudolf Dassler Sport			1,246,878		1,246,878
76,700		1,235		77,935	RWE AG	6,648,740		107,056		6,755,796
	14,900			14,900	Salzgitter AG		1,182,390			1,182,390
	9,500	5,413		14,913	SAP AG		2,075,848	1,184,162		3,260,010
46,854		4,806		51,660	Siemens AG	4,442,216		455,656		4,897,872
	47,719	33,810		81,529	ThyssenKrupp AG		1,573,094	1,114,573		2,687,667
	20,619	14,696		35,315	TUI AG		439,101	313,150		752,251
		2,726		2,726	Volkswagen AG			211,404		211,404
					Greece
		3,370		3,370	Coca-Cola Hellenic Bottling Company SA			110,457		110,457
		1,302		1,302	Cosmote Mobile Telecommunications SA			31,932		31,932
		2,740		2,740	Hellenic Tellecommunication Organization SA			61,324		61,324
		32,164		32,164	Intracom SA			257,267		257,267
		19,293		19,293	National Bank of Greece SA (a)			958,029		958,029
	68,700	10,600		79,300	OPAP SA		2,539,501	391,830		2,931,331
		2,255		2,255	Titan Cement Co.			114,707		114,707
					Guernsey
	93,494			93,494	Amdocs Ltd. (a)		3,477,977			3,477,977
					Hong Kong
	989,458			989,458	Chaoda Modern Agriculture Holdings Ltd.		689,135			689,135
229,300		131,000		360,300	Cheung Kong Holdings, Ltd.	2,583,333		1,475,868		4,059,201
	661,612			661,612	China Merchants Holdings International Co., Ltd.		2,257,056			2,257,056
	331,100			331,100	Citic Pacific Ltd.		1,191,453			1,191,453
		28,000		28,000	CLP Holdings, Ltd.			163,234		163,234
		42,000		42,000	Henderson Land Development Co., Ltd.			246,747		246,747
	430,648	214,652		645,300	Hong Kong Exchanges and Clearing, Ltd.		3,096,569	1,543,452		4,640,021
		78,000		78,000	Hopewell Holdings, Ltd.			227,361		227,361
		49,500		49,500	Kerry Properties, Ltd.			175,251		175,251
	192,347			192,347	Orient Overseas International Ltd.		723,165			723,165
		78,000		78,000	Sun Hung Kai Properties, Ltd.			891,337		891,337

Jennison Global Growth Shares	SP International Value Shares	Dryden International Equity Shares	Pro-forma adjustments Shares	Pro-forma combined Dryden International Equity Shares	Long-Term Investments	Jennison Global Growth	SP International Value	Dryden International Equity	Pro-forma adjustments	Pro-forma combined Dryden International Equity
		13,000		13,000	Swire Pacific, Ltd. (Class “A” Shares)			132,963		132,963
		16,000		16,000	Wharf Holdings			64,179		64,179
					Ireland
		47,743		47,743	Allied Irish Banks PLC			1,153,460		1,153,460
475,850				475,850	Anglo Irish Bank Corp. PLC	7,834,379				7,834,379
		87,090		87,090	Bank of Ireland			1,632,718		1,632,718
		11,853		11,853	CRH PLC			435,904		435,904
		9,668		9,668	Depfa Bank PLC			182,104		182,104
	32,900	3,409		36,309	Irish Life & Permanent PLC		837,043	86,963		924,006
					Israel
	68,400			68,400	Teva Pharmaceutical Industries Ltd., ADR		2,770,200			2,770,200
					Italy
		2,336		2,336	Assicurazioni Generali SpA			87,559		87,559
		172,748		172,748	Banca Intesa SpA			1,024,318		1,024,318
		22,619		22,619	Banca Popolare di Milano Scrl			285,934		285,934
		39,221		39,221	Banche Popolari Unite Scrl			991,609		991,609
	25,100	24,426		49,526	Banco Popolare di Verona E Novara Scrl		706,476	687,505		1,393,981
	57,500	23,791		81,291	Benetton Group SpA		875,586	362,280		1,237,866
		71,454		71,454	Capitalia SpA			620,210		620,210
		88,368		88,368	Enel SpA			763,677		763,677
90,867	57,101	107,727		255,695	ENI SpA	2,774,250	1,743,344	3,289,001		7,806,595
	164,300			164,300	IFIL - Investments SpA		1,006,354			1,006,354
		8,356		8,356	Italcementi SpA			219,800		219,800
	56,500	11,365		67,865	Sanpaolo IMI SpA		1,061,371	213,495		1,274,866
		109,768		109,768	Telecom Italia Mobile SpA			274,614		274,614
		167,827		167,827	UniCredito Italiano SpA			1,264,038		1,264,038
					Japan
		8,950		8,950	Acom Co., Ltd.			521,916		521,916
		15,800		15,800	Advantest Corp.			1,820,542		1,820,542
		16,900		16,900	Aisin Seiki Co., Ltd.			635,243		635,243
	33,973			33,973	Alpine Electronics, Inc.		483,347			483,347
	54,025	30,975		85,000	Alps Electric Co., Ltd.		948,456	543,793		1,492,249
		25,000		25,000	Amada Co., Ltd.			273,570		273,570
		4,100		4,100	Aoyama Trading Co., Ltd.			137,549		137,549
	38,953	12,647		51,600	Asahi Breweries, Ltd.		557,278	180,933		738,211
	97,300	139,000		236,300	Asahi Kasei Corp.		719,506	1,027,866		1,747,372
		14,300		14,300	Astellas Pharma, Inc.			596,540		596,540
	212,418	139,882		352,300	Bank of Fukuoka, Ltd. (The)		1,830,080	1,205,149		3,035,229
	301,620			301,620	Bank of Yokohama Ltd. (The)		2,365,491			2,365,491
		47,063		47,063	Canon, Inc.			3,600,042		3,600,042
		25,000		25,000	Central Glass Co., Ltd.			151,934		151,934
		22,000		22,000	Chiyoda Corp.			494,621		494,621
		33,600		33,600	Chubu Electric Power Co., Inc.			882,308		882,308
	175,214			175,214	Cosmo Oil Co., Ltd.		1,007,906			1,007,906
96,100				96,100	Credit Saison Co., Ltd.	5,038,572				5,038,572
		13,000		13,000	Dai Nippon Printing Co., Ltd.			232,907		232,907
		46,000		46,000	Dai Nippon Screen Manufacturing Co., Ltd.			480,745		480,745
		10,000		10,000	Daido Steel Co., Ltd.			91,775		91,775
		6,100		6,100	Daito Trust Construction Co., Ltd.			317,148		317,148
	23,000	26,000		49,000	Daiwa Securities Group, Inc.		318,948	360,550		679,498
	175,214	116,286		291,500	Denki Kagaku Kogyo K K		803,247	533,099		1,336,346
		19,900		19,900	Denso Corp.			781,215		781,215
		77		77	East Japan Railway Co.			601,177		601,177
		4,000		4,000	Eisai Co., Ltd.			183,024		183,024
		28,454		28,454	FamilyMart Co., Ltd.			824,645		824,645
		265		265	Fuji Television Network, Inc.			658,631		658,631
		84,000		84,000	Fujikura, Ltd.			971,572		971,572
		86,000		86,000	Fujitsu, Ltd.			716,761		716,761
		6,000		6,000	Hankyu Department Stores, Inc.			54,802		54,802
		9,200		9,200	Hitachi Construction Machinery Co., Ltd.			251,280		251,280
	208,756	11,000		219,756	Hitachi, Ltd.		1,552,859	81,825		1,634,684
	42,347	453		42,800	Hokkaido Electric Power Co., Inc.		942,780	10,085		952,865
	94,553			94,553	Hokuetsu Paper Mills Ltd.		542,248			542,248
	36,713	43,587		80,300	Honda Motor Co., Ltd.		2,608,424	3,096,815		5,705,239
70,950				70,950	Honeys Co., Ltd.	3,863,259				3,863,259
	42,555			42,555	Hosiden Corp.		497,064			497,064
	33,400	25,400		58,800	Hoya Corp.		1,352,251	1,028,358		2,380,609
		3,600		3,600	Isetan Co., Ltd.			73,824		73,824
		67,000		67,000	Itochu Corp.			608,422		608,422
	25,330	26,770		52,100	JS Group Corp.		563,927	595,986		1,159,913
	109,677			109,677	Kaken Pharmaceutical Co. Ltd.		886,162			886,162
	43,000	12,900		55,900	Kansai Electric Power Co., Inc. (The)		1,006,411	301,923		1,308,334
		19,000		19,000	Kawasaki Kisen Kaisha, Ltd.			119,475		119,475
		41		41	KDDI Corp.			252,773		252,773
		860		860	Keyence Corp.			225,678		225,678
		113,000		113,000	Komatsu, Ltd.			2,416,502		2,416,502
		11,500		11,500	Konica Minolta Holdings, Inc.			151,495		151,495
		21,000		21,000	Kubota Corp.			237,360		237,360
	203,600			203,600	Kurabo Industries Ltd.		686,624			686,624

Jennison Global Growth Shares	SP International Value Shares	Dryden International Equity Shares	Pro-forma adjustments Shares	Pro-forma combined Dryden International Equity Shares	Long-Term Investments	Jennison Global Growth	SP International Value	Dryden International Equity	Pro-forma adjustments	Pro-forma combined Dryden International Equity
		3,100		3,100	Kyocera Corp.			289,404		289,404
		40,200		40,200	Kyushu Electric Power Co., Inc.			939,112		939,112
		10,600		10,600	Leopalace21 Corp.			413,332		413,332
		22,000		22,000	Makita Corp.			653,054		653,054
	173,200	260,222		433,422	Marubeni Corp.		997,841	1,499,193		2,497,034
		7,800		7,800	Marui Co., Ltd.			150,705		150,705
		14,100		14,100	Matsui Securities Co., Ltd.			188,594		188,594
		72,000		72,000	Matsushita Electric Industrial Co., Ltd.			1,738,901		1,738,901
	158			158	Millea Holdings Inc.		3,149,870			3,149,870
	152,478	35,843		188,321	Mitsubishi Chemical, Inc.		964,161	226,645		1,190,806
315,000		59,500		374,500	Mitsubishi Corp.	7,621,526		1,439,621		9,061,147
		12,000		12,000	Mitsubishi Electric Corp.			104,439		104,439
158,000				158,000	Mitsubishi Estate Co., Ltd.	3,455,144				3,455,144
		83,000		83,000	Mitsubishi Gas Chemical Co., Inc.			1,102,876		1,102,876
		83,000		83,000	Mitsubishi Heavy Industries, Ltd.			411,118		411,118
		74,000		74,000	Mitsubishi Rayon Co., Ltd.			681,737		681,737
521		140		661	Mitsubishi UFJ Financial Group, Inc.	8,190,314		2,200,852		10,391,166
		87,000		87,000	Mitsui & Co., Ltd.			1,314,952		1,314,952
		16,000		16,000	Mitsui Mining & Smelting Co., Ltd.			111,290		111,290
		142,000		142,000	Mitsui O.S.K. Lines, Ltd.			1,016,379		1,016,379
		471		471	Mizuho Financial Group, Inc.			4,016,521		4,016,521
		28,000		28,000	NGK SPARK PUG Co., Ltd.			614,763		614,763
		23,000		23,000	NHK Spring Co., Ltd.			266,632		266,632
		7,000		7,000	Nikon Corp.			137,707		137,707
	166,300	232,000		398,300	Nippon Oil Corp.		1,315,912	1,835,788		3,151,700
		20,000		20,000	Nippon Shokubai Co., Ltd.			245,554		245,554
	431	534		965	Nippon Telegraph and Telephone Corp.		1,930,444	2,391,780		4,322,224
		32		32	Nippon Paper Group, Inc.			136,864		136,864
	119			119	Nippon Unipac Group Inc.		508,962			508,962
		97,000		97,000	Nippon Yusen Kabushiki Kaisha			594,616		594,616
	29,116			29,116	Nipro Corp.		495,047			495,047
274,300				274,300	Nishimatsuya Chain Co., Ltd.	6,154,977				6,154,977
448,000				448,000	Nissan Chemical Industries, Ltd.	7,593,554				7,593,554
523,700	120,830	116,670		761,200	Nissan Motor Co., Ltd.	6,885,161	1,588,570	1,533,878		10,007,609
		30,200		30,200	Nisshin Seifun Group, Inc.			323,311		323,311
		1,300		1,300	Nitori Co., Ltd.			70,329		70,329
		18,500		18,500	Nomura Holdings, Inc.			418,368		418,368
	165,647	113,753		279,400	NSK, Ltd.		1,498,410	1,028,987		2,527,397
		18,000		18,000	NTN Corp.			148,597		148,597
		140		140	NTT Data Corp.			647,960		647,960
	1,200	671		1,871	NTT DoCoMo, Inc.		1,791,595	1,001,800		2,793,395
		34,000		34,000	Obayashi Corp.			260,080		260,080
	105,200	30,000		135,200	Oji Paper Co., Ltd.		628,253	179,160		807,413
		2,900		2,900	ORIX Corp.			871,031		871,031
	39,644			39,644	Okasan Holdings, Inc.		447,394			447,394
	285,407	234,993		520,400	Osaka Gas Co., Ltd.		1,067,785	879,173		1,946,958
		5,750		5,750	Promise Co., Ltd.			354,499		354,499
	99,079			99,079	Rengo Co. Ltd.		781,390			781,390
	34,500	28,000		62,500	Ricoh Co., Ltd.		684,758	555,746		1,240,504
		3,000		3,000	Sankyo Co., Ltd.			212,884		212,884
		31,000		31,000	Sanwa Shutter Corp.			212,084		212,084
	45,000			45,000	Secom Co., Ltd.		2,454,222			2,454,222
		35,100		35,100	Sega Sammy Holdings, Inc.			1,399,499		1,399,499
	147,300			147,300	Sharp Corp.		2,585,981			2,585,981
		3,300		3,300	Shin-Etsu Chemical Co., Ltd.			190,700		190,700
	126,100	8,000		134,100	Shiseido Co., Ltd.		2,441,931	154,920		2,596,851
	78,000			78,000	SMK Corporation		566,513			566,513
		12,400		12,400	Sony Corp.			622,913		622,913
		30,000		30,000	Sumitomo Chemical Co., Ltd.			262,943		262,943
		90,000		90,000	Sumitomo Corp.			1,348,439		1,348,439
		16,000		16,000	Sumitomo Electric Industries, Ltd.			254,055		254,055
		32,000		32,000	Sumitomo Heavy Industries, Ltd.			337,241		337,241
		494,000		494,000	Sumitomo Metal Industries, Ltd.			2,082,466		2,082,466
		143		143	Sumitomo Mitsui Financial Group, Inc.			1,569,841		1,569,841
	251	118,749		119,000	Sumitomo Osaka Cement Co., Ltd.		921	435,929		436,850
	73,931	56,269		130,200	Sumitomo Trust & Banking Co., Ltd. (The)		786,935	598,938		1,385,873
138,000		11,000		149,000	Sumitomo Realty & Development Co., Ltd.	3,660,124		291,749		3,951,873
446,000				446,000	Suruga Bank Ltd. (The)	6,231,818				6,231,818
		9,000		9,000	Suzuken Co., Ltd.			324,068		324,068
		5,141		5,141	Taiheiyo Cement Corp.			25,013		25,013
		39,000		39,000	Taisei Corp.			174,338		174,338
		28,000		28,000	Takeda Chemical Industries, Ltd.			1,711,500		1,711,500
	15,019	7,901		22,920	Takefuji Corp.		976,073	513,480		1,489,553
	91,259	62,641		153,900	Tanabe Seiyaku Co., Ltd.		1,075,568	738,280		1,813,848
		4,700		4,700	TDK Corp.			393,369		393,369
		47,000		47,000	Teijin, Ltd.			322,373		322,373
	25,700			25,700	Tohoku Electric Power Co., Inc.		592,478			592,478
		8,000		8,000	Tokuyama Corp.			132,016		132,016
		27,300		27,300	Tokyo Electric Power Co., Inc. (The)			701,291		701,291

Jennison Global Growth Shares	SP International Value Shares	Dryden International Equity Shares	Pro-forma adjustments Shares	Pro-forma combined Dryden International Equity Shares	Long-Term Investments	Jennison Global Growth	SP International Value	Dryden International Equity	Pro-forma adjustments	Pro-forma combined Dryden International Equity
		15,400		15,400	Tokyo Electron, Ltd.			1,109,033		1,109,033
	558,900			558,900	Tokyo Gas Co., Ltd.		2,704,553			2,704,553
	74,300			74,300	Tokyo Steel Mfg Co., Ltd.		1,575,853			1,575,853
562,000				562,000	Tokyo Tatemono Co., Ltd.	6,490,405				6,490,405
	15,000			15,000	Toppan Printing Co., Ltd.		200,369			200,369
		14,000		14,000	Toray Industries, Inc.			131,190		131,190
		159,000		159,000	Toshiba Corp.			1,012,383		1,012,383
		18,000		18,000	Toyo Suisan Kaisha, Ltd.			274,430		274,430
		2,100		2,100	Toyota Industries Corp.			93,690		93,690
	98,866	95,334		194,200	Toyota Motor Corp.		5,782,704	5,576,117		11,358,821
57,500				57,500	Union Tool Co.	3,726,782				3,726,782
	36,420	20,980		57,400	UNY Co., Ltd.		650,900	374,955		1,025,855
		25		25	West Japan Railway Co.			111,096		111,096
		3,200		3,200	Yamada Denki Co., Ltd.			348,764		348,764
		10,600		10,600	Yamaha Corp.			195,960		195,960

					Liechtenstein
	4,341			4,341	Verwaltungs und Privat Bank AG		1,001,069			1,001,069
					Luxembourg
		4,557		4,557	Arcelor			187,422		187,422
					Mexico
	105,013			105,013	America Movil SA de CV ADR		3,876,030			3,876,030
	739,198			739,198	Wal-Mart de Mexico SA de CV		2,107,223			2,107,223
					Netherlands
	35,474	36,645		72,119	ABN AMRO Holding NV		1,060,228	1,095,226		2,155,454
	39,600	125,421		165,021	Aegon NV		722,916	2,289,617		3,012,533
		31,019		31,019	Buhrmann NV			601,486		601,486
		5,336		5,336	Corio NV			337,606		337,606
	25,387			25,387	Euronext NV		2,269,213			2,269,213
		48,774		48,774	European Aeronautic Defence and Space Co.			1,924,771		1,924,771
		6,711		6,711	Heineken NV			271,864		271,864
	72,348	87,431		159,779	ING Groep NV		2,944,522	3,558,393		6,502,915
		27,571		27,571	James Hardie Industries NV			197,950		197,950
		16,961		16,961	Koninklijke DSM NV			773,756		773,756
		5,646		5,646	Randstad Holdings NV			375,384		375,384
		128,121		128,121	Royal KPN NV			1,504,853		1,504,853
86,600	50,280			136,880	Schlumberger, Ltd.(e)	5,987,524	3,476,359			9,463,883
		26,318		26,318	Unilever NV			1,900,870		1,900,870
		1,932		1,932	Wereldhave NV			201,575		201,575
		26,066		26,066	Wolters Kluwer NV			679,076		679,076
					New Zealand
		60,000		60,000	Air New Zealand, Ltd.			49,048		49,048
		70,573		70,573	Fletcher Building, Ltd.			410,152		410,152
		5,000		5,000	Sky City Entertainment Group, Ltd.			17,339		17,339
		20,000		20,000	Tower, Ltd.(a)			34,615		34,615
					Norway
		109,809		109,809	DBN NOR ASA			1,522,849		1,522,849
	10,200	9,815		20,015	Norsk Hydro ASA(a)		1,570,071	1,510,808		3,080,879
		2,851		2,851	Orkla ASA			150,060		150,060
		12,300		12,300	Yara International ASA			198,011		198,011
					Portugal
		138,991		138,991	Banco Comercial Portugues SA			424,352		424,352
	200,200	264,250		464,450	Energias de Portugal SA		788,030	1,040,144		1,828,174
		10,757		10,757	Jeronimo Martins SGPS SA			194,067		194,067
					Russia
	16,900			16,900	LUKOIL, ADR		1,529,450			1,529,450
					Singapore
		150,000		150,000	Cosco Corp. Singapore, Ltd.			135,682		135,682
		16,000		16,000	Fraser & Neave, Ltd.			223,670		223,670
		1,000		1,000	Haw Par Corp., Ltd.			3,922		3,922
		35,000		35,000	Jardine Cycle & Carriage, Ltd.			247,960		247,960
		48,000		48,000	Keppel Corp., Ltd.			464,546		464,546
		63,000		63,000	Keppel Land, Ltd.			188,892		188,892
		12,600		12,600	K-REIT Asia(a)			11,876		11,876
	419,960			419,960	Mobileone Ltd. (a)		571,139			571,139
	307,141	209,059		516,200	Neptune Orient Lines, Ltd.		442,964	301,508		744,472
	97,000	92,000		189,000	Singapore Airlines, Ltd.		871,276	826,365		1,697,641
		30,000		30,000	Singapore Petroleum Co., Ltd.			109,115		109,115
		200,000		200,000	Singapore Post, Ltd.			142,957		142,957
		3		3	Singapore Telecommunications, Ltd.			5		5
		33,000		33,000	United Overseas Bank, Ltd.			340,249		340,249
		30,000		30,000	United Overseas Land, Ltd.			58,068		58,068
					South Korea
	27,220			27,220	Hyundai Motor Co.		2,392,428			2,392,428
	16,421			16,421	Kookmin Bank(a)		1,471,135			1,471,135

Jennison Global Growth Shares	SP International Value Shares	Dryden International Equity Shares	Pro-forma adjustments Shares	Pro-forma combined Dryden International Equity Shares	Long-Term Investments	Jennison Global Growth	SP International Value	Dryden International Equity	Pro-forma adjustments	Pro-forma combined Dryden International Equity
	2,545			2,545	Samsung Electronics Co. Ltd.		1,737,680			1,737,680
	44,162			44,162	Shinhan Financial Group Co. Ltd.		2,200,609			2,200,609

					Spain
		6,390		6,390	Acerinox SA			107,462		107,462
		8,631		8,631	Antena 3 de Television SA			227,361		227,361
337,484		82,580		420,064	Banco Bilbao Vizcaya Argentaria SA	7,455,270		1,824,253		9,279,523
	67,941	213,349		281,290	Banco Santander Central Hispano SA		1,053,435	3,308,008		4,361,443
	7,100			7,100	Compania Espanola de Petroleos, SA		428,254			428,254
	68,200	77,226		145,426	Endesa SA		2,264,614	2,564,327		4,828,941
		1,420		1,420	Fomento de Construcciones y Contratas SA			115,192		115,192
		44,616		44,616	Iberdrola SA			1,453,352		1,453,352
		9,304		9,304	Industria de Diseno Tectil SA (Inditex)			378,550		378,550
	56,547	70,354		126,901	Repsol YPF SA		1,689,333	2,101,815		3,791,148
	57,416			57,416	Sogecable SA		2,175,266			2,175,266
		88,688		88,688	Telefonica SA			1,420,995		1,420,995
	5,361	18,430		23,791	Union Fenosa SA		207,300	712,656		919,956
					Sweden
		6,152		6,152	Billerud AB			106,168		106,168
	36,700			36,700	Electrolux AB, Series B		1,099,639			1,099,639
		15,728		15,728	Eniro AB			172,580		172,580
	167,086			167,086	Nordea Bank AB		2,151,268			2,151,268
		1,500		1,500	Sandvik AB			97,634		97,634
		37,987		37,987	Skandinaviska Enskilda Banken AB (Class “A” Shares)			957,534		957,534
		5,004		5,004	SSAB Svenskt Stal AB (Class “A” Shares)			295,109		295,109
		3,800		3,800	Svenska Cellulosa AB (Class “B” Shares)			172,209		172,209
		9,800		9,800	Svenska Handelbanken AB (Class “A” Shares)			281,651		281,651
		60,900		60,900	Swedish Match AB			914,439		914,439
		218,797		218,797	Telefonaktiebolaget LM Ericsson (Class “B” Shares)			778,965		778,965
		57,175		57,175	TeliaSonera AB			355,057		355,057
		40,320		40,320	Volvo AB (Class “B” Shares)			2,027,205		2,027,205
					Switzerland
50,900				50,900	Alcon, Inc.	5,177,039				5,177,039
	14,000			14,000	Baloise Holding		1,069,021			1,069,021
	2,017	1,383		3,400	Ciba Specialty Chemicals		123,765	84,862		208,627
		43,617		43,617	Credit Suisse Group			2,739,691		2,739,691
	1,709			1,709	Georg Fischer AG (a)		830,936			830,936
	3,479	1,175		4,654	Givaudan AG		2,920,206	986,272		3,906,478
69,900		3,548		73,448	Holcim, Ltd.	5,861,635		297,526		6,159,161
		11,092		11,092	Nestle SA			3,382,962		3,382,962
91,495	40,043	37,728		169,266	Novartis AG	5,249,048	2,297,258	2,164,447		9,710,753
76,200				76,200	Novartis AG ADR	4,382,262				4,382,262
		1,936		1,936	Phonak Holding AG			120,200		120,200
	2,263	1,651		3,914	Rieter Holding AG		992,640	724,193		1,716,833
125,900	22,925	16,845		165,670	Roche Holdings AG	9,651,909	3,525,075	2,590,180		15,767,164
		1,257		1,257	Sulzer AG			1,060,169		1,060,169
		3,440		3,440	Swatch Group AG			126,205		126,205
		8,095		8,095	Swiss Re			590,709		590,709
	3,100	2,816		5,916	Swisscom AG		1,034,208	939,461		1,973,669
	11,300			11,300	Syngenta AG		753,266			753,266
89,462	37,020	36,465		162,947	UBS AG	10,603,866	4,387,953	4,322,171		19,313,990
	6,456	7,420		13,876	Zurich Financial Services AG (a)		1,570,793	1,805,342		3,376,135
					United Kingdom
		37,478		37,478	ABB, Ltd.(a)			534,882		534,882
	58,000			58,000	Alliance & Leicester PLC (a)		1,187,753			1,187,753
		33,808		33,808	Anglo American PLC			1,439,543		1,439,543
	6,016	39,084		45,100	Arriva PLC		63,574	413,020		476,594
	12,400	78,967		91,367	AstraZeneca PLC		685,145	4,363,215		5,048,360
	139,040	141,716		280,756	Aviva PLC		2,030,910	2,069,997		4,100,907
	126,000	104,083		230,083	BAE Systems PLC		959,280	792,419		1,751,699
	383,521	263,907		647,428	Barclays PLC		4,790,690	3,296,552		8,087,242
		37,198		37,198	Barratt Developments PLC			672,899		672,899
		7,592		7,592	Bellway PLC			166,133		166,133
		14,347		14,347	Berkeley Group Holdings PLC			301,131		301,131
248,500		121,351		369,851	BHP Billiton PLC	5,116,097		2,498,364		7,614,461
	31,866	10,291		42,157	Boots Group PLC		407,351	131,551		538,902
	73,600	298,387		371,987	BP PLC		907,954	3,681,002		4,588,956
	39,116	37,984		77,100	BP PLC ADR		2,883,632	2,800,180		5,683,812
	166,655			166,655	Bradford & Bingley PLC		1,470,896			1,470,896
		111,088		111,088	British Airways PLC(a)			681,158		681,158
		29,925		29,925	British American Tobacco PLC			765,069		765,069
		65,902		65,902	British Sky Broadcasting PLC			631,524		631,524
	482,864	545,916		1,028,780	BT Group PLC		1,930,558	2,182,649		4,113,207
658,400	229,072	49,331		936,803	Cadbury Schweppes PLC	6,531,413	2,272,424	489,370		9,293,207
		3,270		3,270	Carnival PLC			162,075		162,075
		38,819		38,819	COLT Telecom Group PLC(a)			50,260		50,260
		35,314		35,314	Diageo PLC			582,792		582,792
	62,100			62,100	Dairy Crest Group PLC (a)		533,373			533,373

Jennison Global Growth Shares	SP International Value Shares	Dryden International Equity Shares	Pro-forma adjustments Shares	Pro-forma combined Dryden International Equity Shares	Long-Term Investments	Jennison Global Growth	SP International Value	Dryden International Equity	Pro-forma adjustments	Pro-forma combined Dryden International Equity
	276,764	98,858		375,622	DSG International PLC		927,375	331,251		1,258,626
		14,686		14,686	Enterprise Inns PLC			249,864		249,864
	101,365	51,390		152,755	Firstgroup PLC		768,954	389,844		1,158,798
		47,078		47,078	Friends Provident PLC			168,908		168,908
		35,805		35,805	George Wimpey PLC			341,805		341,805
	119,200			119,200	GKN PLC		681,447			681,447
	91,707	189,905		281,612	GlaxoSmithKline PLC		2,602,139	5,388,457		7,990,596
	51,100	15,527		66,627	Hanson PLC		682,570	207,402		889,972
	110,293	120,832		231,125	HBOS PLC		1,935,829	2,120,807		4,056,636
		25,951		25,951	Henderson Group PLC			40,221		40,221
		338,897		338,897	HSBC Holdings PLC			5,855,518		5,855,518
		104,386		104,386	Imperial Chemical Industries PLC			680,513		680,513
		43,079		43,079	Imperial Tobacco Group PLC			1,338,609		1,338,609
		5,160		5,160	Inchcape PLC			256,880		256,880
		68,408		68,408	Kelda Group PLC			958,046		958,046
1,217,700		65,150		1,282,850	Kingfisher PLC	5,001,767		267,607		5,269,374
	272,238	323,587		595,825	Legal & General Group PLC		687,570	817,258		1,504,828
	497,889	232,974		730,863	Lloyds TSB Group PLC		4,843,790	2,266,524		7,110,314
	22,978			22,978	Mitchells & Butler PLC		206,261			206,261
		162,637		162,637	National Grid PLC			1,706,802		1,706,802
	95,000			95,000	Next PLC		2,792,589			2,792,589
	200,998			200,998	Northern Foods PLC		327,128			327,128
	204,969			204,969	Northumbrain Water Group PLC		926,020			926,020
	427,225			427,225	Old Mutual PLC		1,497,757			1,497,757
		39,576		39,576	Persimmon PLC			945,413		945,413
	411,300	166,103		577,403	Pilkington PLC		1,220,670	492,966		1,713,636
		16,817		16,817	Reckitt Benckiser PLC			613,027		613,027
		49,150		49,150	Resolution PLC			561,069		561,069
	53,500	19,594		73,094	Rio Tinto PLC		2,942,412	1,077,638		4,020,050
		75,796		75,796	Royal & Sun Alliance Insurance Group PLC			190,741		190,741
108,540	77,600	76,201		262,341	Royal Bank of Scotland Group PLC (The)	3,544,898	2,534,403	2,488,712		8,568,013
72,200				72,200	Royal Bank of Scotland Group PLC (The) 144A	2,358,040				2,358,040
		92,736		92,736	Royal Dutch Shell PLC			3,172,485		3,172,485
	45,200			45,200	Royal Dutch Shell PLC (Class “A” Shares)		1,549,929			1,549,929
	78,400	101,923		180,323	Royal Dutch Shell PLC (Class “B” Shares)		2,803,574	3,644,754		6,448,328
		106,560		106,560	SABMiller PLC			2,248,257		2,248,257
		22,331		22,331	Scottish & Newcastle PLC			206,459		206,459
		12,850		12,850	Scottish Power PLC			131,340		131,340
		15,056		15,056	Severn Trent PLC			317,659		317,659
	230,241			230,241	Shanks Group PLC		755,742			755,742
		17,520		17,520	Smiths Group PLC			325,716		325,716
		96,370		96,370	Stagecoach Group PLC			190,673		190,673
	73,357	82,889		156,246	Tate & Lyle PLC		742,426	838,896		1,581,322
		63,191		63,191	Taylor Woodrow PLC			441,339		441,339
1,227,800	304,585	280,808		1,813,193	Tesco PLC	7,153,472	1,774,589	1,636,058		10,564,119
		10,506		10,506	Tomkins PLC			64,899		64,899
		4,775		4,775	Trinity Mirror PLC			47,804		47,804
	128,588			128,588	TT Electronics PLC		424,422			424,422
		36,536		36,536	Unilever PLC			388,093		388,093
		30,238		30,238	United Utilities PLC			369,993		369,993
	29,580			29,580	Viridian Group PLC		518,640			518,640
		1,863,479		1,863,479	Vodafone Air Touch PLC		880,368	4,400,609		5,280,977
	551,629	37,371		589,000	Vodafone Group PLC ADR		4,238,247	885,693		5,123,940
		16,971		16,971	Whitbread PLC			346,612		346,612
		10,007		10,007	William Hill PLC			115,785		115,785
668,400		9,005		677,405	WPP Group PLC	8,251,701		111,171		8,362,872
					United States
173,800				173,800	Adobe Systems, Inc.(a)	6,812,960				6,812,960
96,900				96,900	American Express Co.	5,214,189				5,214,189
77,200				77,200	American International Group, Inc.	5,037,300				5,037,300
115,000				115,000	American Standard Co., Inc.	5,005,950				5,005,950
92,000				92,000	Apple Computer, Inc.(a)(e)	6,475,880				6,475,880
135,450				135,450	Broadcom Corp.(a)	5,568,350				5,568,350
229,100				229,100	Comcast Corp.(a)(e)	7,090,645				7,090,645
187,700				187,700	Corning, Inc.(a)	5,186,151				5,186,151
113,500				113,500	E.I. du Pont de Nemours & Co.(e)	5,005,350				5,005,350
170,800				170,800	eBay, Inc.(a)	5,877,228				5,877,228
71,400				71,400	Federated Department Stores, Inc.	5,558,490				5,558,490
100,400				100,400	Gilead Sciences, Inc.(a)	5,773,000				5,773,000
17,400				17,400	Google, Inc., (Class A)(a)	7,272,156				7,272,156
135,700				135,700	Home Depot, Inc.	5,418,501				5,418,501
62,100				62,100	Honeywell International, Inc.	2,639,250				2,639,250
28,000				28,000	Keryx Biopharmaceuticals, Inc.(a)(e)	476,840				476,840
249,300				249,300	Kroger Co. (The)(a)	5,050,818				5,050,818
32,100				32,100	Lehman Brothers Holdings, Inc.	4,851,915				4,851,915
200,800				200,800	Microsoft Corp.	4,849,320				4,849,320
64,400				64,400	Monsanto Co.	5,370,960				5,370,960
69,300				69,300	Occidental Petroleum Corp.	7,119,882				7,119,882
100,500				100,500	PepsiCo, Inc.	5,853,120				5,853,120

Jennison Global Growth Shares	SP International Value Shares	Dryden International Equity Shares	Pro-forma adjustments Shares	Pro-forma combined Dryden International Equity Shares	Long-Term Investments	Jennison Global Growth	SP International Value	Dryden International Equity	Pro-forma adjustments	Pro-forma combined Dryden International Equity
75,400				75,400	Phelps Dodge Corp.	6,498,726				6,498,726
109,200				109,200	QUALCOMM, Inc.	5,606,328				5,606,328
236,116				236,116	Sprint Nextel Corp.(e)	5,855,677				5,855,677
120,700				120,700	St. Jude Medical, Inc.(a)	4,765,236				4,765,236
83,700				83,700	TXU Corp.	4,154,031				4,154,031
124,000				124,000	UnitedHealth Group, Inc.	6,167,760				6,167,760
111,900				111,900	Wal-Mart Stores, Inc.	5,038,857				5,038,857
244,200				244,200	Walt Disney Co.	6,827,832				6,827,832
206,700				206,700	Waste Management, Inc.	7,742,981				7,742,981
35,500				35,500	WellPoint, Inc.(a)	2,520,500				2,520,500
63,600				63,600	Yahoo!, Inc.(a)	2,084,808				2,084,808
					Total Common Stock	431,047,864	277,023,540	338,362,502	—	1,046,433,906
					Preferred Stock
					Germany
		159		159	Porsche AG			159,469		159,469
					Units
					Rights
					Sweden
		5,004		5,004	SSAB Svenskt Stal AB (Class “A” Shares), expiring 5/29/06 (a)			1,734		1,734
					Total Long-Term Investments	431,047,864	277,023,540	338,523,705		1,046,595,109

					Short-Term Investments
					Put Option
	5,900			5,900	Syngenta AG(a)		9,467			9,467
		$550		550	United States Treasury Bill (b)(c) 4.51%, 6/15/06			546,890		546,890
28,383,464				28,383,464	Dryden Core Investment Fund - Taxable Money Market Series(f)(g)	28,383,464	5,325,748			33,709,212
					Total Short-term Investments	28,383,464	5,335,215	546,890		34,265,569

					TOTAL INVESTMENTS	459,431,328	282,358,755	339,070,595		1,080,860,678
					Other assets(Liabilities) in excess of liabilities(other Assets)(d)	(23,774,346)	879,093	13,399,280		(9,495,973)
					Net Assets	435,656,982	283,237,848	352,469,875		1,071,364,705

ADR - American Depositary Receipt.

144A - Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)  Non-income producing security.

(b) Rate quoted represents yield-to-maturity as of purchase date.

(c) All or portion of security segregated as collateral for financial futures contracts.

(d) Other assets in excess of liabilities include net unrealized appreciation on financial futures and forward foreign currency exchange contracts as follows:

Number of Contracts	Type	Expiration	Value at 4/30/06	Value at trade date	Unrealized Appreciation (Depreciation)
	Long positions:
7	Hang Seng Stock Index	May, 2006	746,153	751,659	$(5,506)
24	Share Price Index 200	June, 2006	2,394,584	2,247,837	146,747
56	DJ Euro Stoxx 50 Index	June, 2006	2,676,221	2,652,372	23,849
55	Nikkei 225 Index	June, 2006	4,657,125	4,455,350	201,775
26	FTSE 100 Index	June, 2006	2,856,122	2,805,367	50,755
					$417,620

Forward Foreign currency exchange contracts outstanding at April 30, 2006:

Foreign Currency Contract	Value at Settlement date Payable	Current Value	Unrealized Appreciation (Depreciation)
Bought:
Euro Currency 494,238 expring 05/04/06	$624,508	$623,534	$(974)
Japanese Yen 27,759,377 expiring 05/08/06	244,216	243,792	(424)
Japanese Yen 91,752,201 expiring 05/08/06	803,821	805,798	1,977
Japanese Yen 1,167,090,000 expiring 06/01/06	10,187,321	10,299,750	112,429
Mexican Peso 12,000,000 expiring 06/06/06	1,114,407	1,081,017	(33,390)
Singapore Dollar 1,293,065 expiring 05/04/06	818,017	817,930	(87)

Sold:
Euro Currency 3,000,000, expiring 05/02/06	$3,757,700	$3,784,820	$(27,120)
Euro Currency 8,480,000 expring 10/04/06	10,381,386	10,802,747	(421,361)
Japanese Yen 778,060,000 expiring 06/01/06	6,753,465	6,866,500	(113,035)
Japanese Yen 389,030,000 expiring 06/01/06	3,330,765	3,433,250	(102,485)
Mexican Peso 71,880,000 expiring 06/06/06	6,736,013	6,475,290	260,723
Pound Sterling 441,945 expiring 05/08/06	803,821	805,910	(2,089)
Pound Sterling 2,520,000 expiring 06/05/06	4,355,947	4,597,849	(241,902)

(e) All or a portion of security is on loan. The aggregate market value of such securities is $26,787,322; cash collateral of $27,638,545 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(f) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g) Prudential Investments LLC, the Manager of the Fund, also serves as Manager of the Dryden Core Investment Fund - Taxable Money Market Series

Pro-forma Statement of Assets and Liabilities for the Global Growth & Value Reorganization

as of April 30, 2006 (Unaudited)

	PWF - Jennison Global Growth	PWF - SP International Value	PWF - Dryden International Equity	Pro-forma adjustments	Pro-forma Combined Dryden International Equity
Assets
Investments at value, including securities on loan (C):
Unaffiliated investments (A)	$431,047,864	$277,033,007	$339,070,595		$1,047,151,466
Affiliated investments (B)	28,383,464	5,325,748	—		33,709,212
Foreign currency, at value (D)	6,524,339	555,168	10,906,351		17,985,858
Cash	305,915	—	889,589		1,195,504
Dividends and interest receivable	846,245	2,016,628	1,215,621		4,078,494
Receivable for Series shares sold	266,847	1,698,612	1,307,318		3,272,777
Receivable for investments sold	—	2,334,883	—		2,334,883
Unrealized appreciation on forward currency contracts	—	375,129	—		375,129
Prepaid expenses and other assets	10,624	9,884	225,258		245,766
Total assets	467,385,298	289,349,059	$353,614,732		1,110,349,089

Liabilities
Payable to broker for collateral for securities on loan	24,516,815	—	—		24,516,815
Payable for investments purchased	5,295,864	4,105,398	—		9,401,262
Payable for Series shares reacquired	652,379	325,150	467,090		1,444,619
Accrued expenses	552,558	193,424	247,011		992,993
Transfer agent fee payable	291,605	312,202	37,786		641,593
Management fee payable	266,355	135,575	233,441		635,371
Distribution fee payable	114,315	85,409	61,472		261,196
Due to broker - variation margin	—	—	96,656		96,656
Unrealized depreciation on forward currency contract	27,120	915,747	—		942,867
Payable to custodian	—	32,483	—		32,483
Withholding tax payable	—	1,218	—		1,218
Deferred directors’ fees	11,305	4,605	1,401		17,311
Total liabilities	31,728,316	6,111,211	1,144,857		38,984,384
Net Assets	$435,656,982	$283,237,848	$352,469,875		$1,071,364,705

Net assets were comprised of:
Common stock, at par	$239,007	$107,832	$424,380		$771,219
Paid-in capital in excess of par	402,712,982	218,532,092	434,141,827		1,055,386,901
	402,951,989	218,639,924	434,566,207		1,056,158,120
Accumulated net investment income (loss)	(137,582)	1,066,754	432,938		1,362,110
Accumulated net realized loss on investment and foreign currency transactions	(80,750,283)	(5,324,167)	(159,384,829)		(245,459,279)
Net unrealized appreciation on investments and foreign currencies	113,592,858	68,855,337	76,855,559		259,303,754
Net assets, April 30, 2006	$435,656,982	$283,237,848	$352,469,875		$1,071,364,705

(A) Unaffiliated Investment at Cost	$317,721,801	$207,712,393	$263,066,694		$788,500,888
(B) Affiliated Investment at Cost	$28,383,464	$5,325,748	$—		$33,709,212
(C) Securities loaned at Value	$23,870,881	$—	$—		$23,870,881
(D) Foreign currency at Cost	$6,259,247	$546,657	$10,522,996		$17,328,900

Class A
Net asset	$355,654,483	$73,406,190	$55,981,596	$—	$485,042,269
Shares of common stock issued and outstanding	19,199,727	2,793,646	6,735,056	29,640,075	58,368,504
Net asset value and redemption price per share	$18.52	$26.28	$8.31		$8.31
Maximum sales charge (5.5% of offering price)	1.08	1.52	0.48		0.48
Maximum offering price to public	$19.60	$27.80	$8.79		$8.79
Class B
Net asset	$—	$20,727,604	$48,211,478	$—	$68,939,082
Shares of common stock issued and outstanding	—	811,802	6,004,071	1,769,318	8,585,191
Net asset value, offering price and redemption price per share	$0.00	$25.53	$8.03		$8.03
Class B1 (Jennison Global Growth Only)
Net asset	$50,336,961	$—	$—	$—	$50,336,961
Shares of common stock issued and outstanding	3,020,832	—	—	3,247,781	6,268,613
Net asset value, offering price and redemption price per share	$16.66	$0.00	$0.00		$8.03
Class C
Net asset	$13,739,881	$16,583,074	$14,670,834	$—	$44,993,789
Shares of common stock issued and outstanding	832,427	648,591	1,827,433	2,294,761	5,603,212
Net asset value, offering price and redemption price per share	$16.51	$25.57	$8.03		$8.03
Class Z
Net asset	$15,925,657	$172,520,980	$233,605,967	$—	$422,052,604
Shares of common stock issued and outstanding	847,734	6,529,205	27,871,456	15,115,878	50,364,273
Net asset value, offering price and redemption price per share	$18.79	$26.42	$8.38		$8.38

See Notes to Financial Statements.

Pro-forma Statement of Operations for the Global Growth & Value Reorganization

For the Year Ended 4/30/06

(Unaudited)

	PWF - Jennison Global Growth	PWF - SP International Value	PWF - Dryden International Equity	Adjusting Entries		Pro-Forma Combined Dryden International Equity
Statement of Operations
Income:
Interest	$—	$180,730	$50,096	—		$230,826
Unaffiliated dividends	6,177,316	6,474,434	8,054,332	—		20,706,082
Affiliated dividend income	128,740	128,316	6,978	—		264,034
Affiliated income from securities loaned, net	33,410	2,756	—	—		36,166
Foreign taxes withheld	(331,560)	(248,396)	(641,192)			(1,221,148)
Total income	6,007,906	6,537,840	7,470,214	—		20,015,960

Expenses :
Management fee	3,124,904	2,648,138	2,584,474	(598,607	)(a)	7,758,909
Distribution fee - Class A	844,380	160,826	112,864	—		1,118,070
Distribution fee - Class B	380,598	194,906	446,804	—		1,022,308
Distribution fee - Class C	130,536	138,794	134,928	—		404,258
Distribution fee - Class L	—	—	—	—		—
Distribution fee - Class M	—	—	—	—		—
Distribution fee - Class X	—	—	—	—		—
Transfer agent’s fees and expenses**	1,334,000	630,000	496,000	—		2,460,000
Custodian’s fees and expenses	122,000	252,000	250,000	(238,000	)(b)	386,000
Reports to shareholders	120,000	74,000	90,000	(117,000	)(b)	167,000
Legal fees and expenses	54,000	36,000	32,000	(72,000	)(b)	50,000
Registration fees	40,000	66,000	54,000	(85,000	)(b)	75,000
Audit fee	22,000	22,000	22,000	(41,000	)(b)	25,000
Directors’ fees	18,000	18,000	16,000	(22,000	)(b)	30,000
Miscellaneous	83,578	50,136	58,102	(11,816	)(b)	180,000
Total operating expenses	6,273,996	4,290,800	4,297,172	(1,185,423)		13,676,545
Loan Interest Expense	—	59,534	—	(59,534)		—
Total expenses	6,273,996	4,350,334	4,297,172	(1,244,957)		13,676,545
Less: Expense subsidy	—	(100,022)	—	100,022		—
Net expenses	6,273,996	4,250,312	4,297,172	(1,144,935)		13,676,545
Net investment income (loss)	(266,090)	2,287,528	3,173,042	1,144,935		6,339,415

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	64,517,210	29,541,358	15,196,662	—		109,255,230
Foreign currency transactions	(154,124)	(392,546)	31,384	—		(515,286)
Futures	—	—	2,589,966	—		2,589,966
	64,363,086	29,148,812	17,818,012			111,329,910
Net change in Unrealized Appreciation (Depreciation) on:
Investments	61,395,200	87,370,312	102,137,116	—		250,902,628
Foreign currencies	570,404	(925,086)	923,898	—		569,216
Futures	—	—	525,902	—		525,902
	61,965,604	86,445,226	103,586,916	—		251,997,746
Net gain on investment and foreign currency transactions	126,328,690	115,594,038	121,404,928	—		363,327,656
Net Increase In Net Assets Resulting From Operations	$126,062,600	$117,881,566	$124,577,970	1,144,935		$369,667,071

** – Amount is including the affiliated expense of $884,000, $406,000 and $440,000.

(a) Reflects reduce in effective management fee rate.

(b) Reflects elimination of duplicate services or fees.

See Notes to Financial Statements.

Notes to Pro-Forma Financial Statements for the Global Growth & Value Reorganization

(unaudited)

1.     Basis of Combination – The Pro-Forma Statement of Assets and Liabilities, including the Pro-Forma Schedule of Investments at April 30, 2006 and the related Pro-Forma Statement of Operations (“Pro-Forma Statements”) for the year ended April 30, 2006, reflect the accounts of Prudential World Fund - Dryden International Equity Fund (the “Acquiring Fund”), and Prudential World Fund - Jennison Global Growth Fund and Prudential World Fund - Strategic Partners International Value Fund (collectively, the “Target Funds”).

The Pro-Forma Statements give effect to the proposed transfer of all assets and liabilities of the Target Funds in exchange for shares in Acquiring Fund.  The Pro-Forma Statements should be read in conjunction with the historical financial statements of each Fund included in their respective Statement of Additional Information.

2.     Shares of Beneficial Interest – The pro-forma net asset value per share assumes the issuance of additional Class A, B, B1, C, and Z shares of Dryden International Equity Fund, which would have been issued on April 30, 2006 in connection with the proposed reorganization.  Shareholders of Target Funds would become shareholders of Acquiring Fund, receiving shares of Acquiring Fund equal to the value of their holdings in each Target Fund. The amount of additional shares assumed to be issued has been calculated based on the April 30, 2006 net assets of Target Funds and Acquiring Fund, the net asset value per share of as follows:

Dryden International Equity Fund		Net Assets of Target Fund and Acquiring Fund	Per Share
Additional Shares Issued		04/30/2006	04/30/2006
Class A	29,640,075	$485,042,269	$8.31
Class B	1,769,318	$68,939,082	$8.03
Class B1	3,247,781	$50,336,961	$8.03
Class C	2,294,761	$44,993,789	$8.03
Class Z	15,115,878	$422,052,604	$8.38

3.     Pro-Forma Operations – The Pro-Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund.  Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income.  Certain expenses have been adjusted to reflect the expected expenses of the combined entity.  The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Dryden International Equity Fund at the combined level of average net assets for the twelve months ended April 30, 2006.  The Pro-Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

4.     Security Valuation – Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask price or at the last bid price on such day in the absence of an asked price.  Securities traded via NASDAQ are valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price.  Securities that are actively traded in the over-the-counter market, including listed securities for which the co-managers, in consultation with the subadvisor, believe the primary market to be over-the-counter are valued by an independent agent or principal market maker.  Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange.  Futures contracts and options thereon traded on a commodities exchange of board of trade are valued at the last sale price at the closing of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price.  Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.  When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analysis media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates.  Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.  Investments in mutual funds are valued at their net assets value as of the close of the New York Stock Exchange on the date of the valuation. Short-term securities that are held in the Funds, which mature in more than 60 days are valued at current market quotations, and those short-term securities, which mature in 60 days or less are valued at, amortized cost, which approximates market value.

5.     Estimates – The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

6.     Taxes - For Federal income tax purposes, the acquiring fund and each of the target funds is treated as a separate taxpaying entity.  It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders.  Therefore, no federal income tax provision is required.  Jennison Global Growth Fund had a capital loss carry forward of $112,703,984 as of October 31, 2005. Strategic Partners International Value Fund has a capital loss carry forward of approximately $15,418,000.  Dryden International Equity Fund had a capital loss carry forward of approximately $167,990,000 as of October 31, 2005.  Capital loss carry forward will have an annual limitation on the amount of utilization under section 382 of the Internal Revenue Code of 1986, as amended.

PART C

OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940 (the 1940 Act) and the Maryland General Corporation Law (the MGCL), and pursuant to Article VI of the Registrant’s By-Laws (Exhibit (2) to the Registration Statement), the Registrant shall indemnify present and former officers and directors (and persons who serve or served as the officer or director of certain other enterprises at the Registrant’s request), and, to the extent authorized by the Registrant’s Board, employees and agents, against judgments, fines, settlements and expenses, and may advance expenses to such parties, to the fullest extent authorized, and in the manner permitted, by applicable federal and state law. Section 2-418 of the MGCL permits indemnification of directors, officers, employees and agents who are made a party (or threatened to be made a party) to any proceeding by reason of their service in such capacity, unless it is established that (i) the act or omission of such person was material to the matter and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (ii) such person actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, such person had reasonable cause to believe that the act or omission was unlawful. The MGCL does not permit indemnification in respect of any proceeding by or in the right of the Registrant in which a person is found liable to the Registrant or, for proceedings brought against the Registrant, except in limited circumstances. A Maryland corporation may be required to reimburse officers and directors for reasonable expenses incurred in the successful defense of a proceeding to which such director or officer is a party by reason of his or her service in such capacity. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibits (A) to this Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

Pursuant to Article VI of the Registrant ‘s charter, Exhibit (1)(A) to the Registration Statement, directors and officers of the Registrant shall not be liable to its shareholders for monetary damages for breach of fiduciary duty as officers or directors to the extent permitted by law (including the MGCL and the 1940 Act). Under Maryland law, such limitation on liability will not apply to liability resulting from: (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

Section 9 of the Management Agreements for the Registrant's Global Growth Fund series and International Value Fund series and Section 8 of the Management Agreement for the Registrant's Dryden International Equity Fund series (Exhibits (6)(a)(i) and (6)(a)(ii) to the Registration Statement, respectively) and Section 4 of the Subadvisory Agreements (Exhibits (6)(B) and (6)(C) to the Registration Statement, respectively) limit the liability of Prudential Investments LLC (PI) and LSV Asset Management, Thornburg Investment Management, Inc., Jennison Associates LLC (Jennison), Prudential Investment Management, Inc. (PIM), Quantitative Management Associates LLC, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 16.  EXHIBITS

Exhibits:

(1)           (A) Restated Articles of Incorporation.  Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 3, 1995.

(B) Articles Supplementary dated December 27, 1995. Incorporated by reference to Exhibit (a)(ii) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(C) Articles Supplementary dated June 20, 1996. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on June 24, 1996.

(D) Amendment to Articles of Incorporation. Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on June 24, 1996.

(E) Articles Supplementary dated December 2, 1999. Incorporated by reference to Exhibit (a)(v) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(F) Articles of Amendment dated December 22, 1999. Incorporated by reference to Exhibit (a)(vi) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(G) Articles Supplementary as filed May 29, 2001. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 30, 2002.

(H) Articles of Amendment as filed June 11, 2003. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on October 23, 2003.

(I) Articles Supplementary as filed July 29, 2003. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on October 23, 2003.

(J) Articles of Amendment dated December 8, 2003. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 29, 2004.

(K) Form of articles supplementary creating the Class F, Class L, Class M, Class X, and New Class X shares.*

(2)           By-Laws of the Registrant, Amended and Restated as of November 16, 2004. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 10, 2004.

(3)           Not Applicable.

(4)           The forms of Plan of Reorganization for the reorganizations of the Global Growth Fund, the Growth Fund, the Value Fund, and the International Equity Fund are included as Exhibit A to the Joint Prospectus and Proxy Statement contained in this Registration Statement.

(5)           (A) Specimen Certificate for shares of Common Stock of the Registrant for Class A Shares. Incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(B) Specimen Certificate for shares of Common Stock of the Registrant for Class B Shares. Incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(C) Specimen Certificate for shares of Common Stock of the Registrant for Class C Shares. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(D) Specimen Certificate for shares of Common Stock of the Registrant for Class Z Shares. Incorporated by reference to Exhibit 4(d) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(6)           (A) (i) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management LLC with respect to the Global Growth Series of the Registrant dated March 28, 2001. Incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 28, 2001.

(ii) Amended Schedule A to Management Agreement. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 24, 2005.

(B) Subadvisory Agreement between Prudential Investments Fund Management LLC and Jennison Associates LLC dated March 28, 2001 with respect to the Global Growth Series of the Registrant. Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 28, 2001.

(C) (i) Subadvisory Agreement between Prudential Investment Management, Inc. and Prudential Investments LLC with respect to the Dryden International Equity Series of the Registrant dated December 3, 2003. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 29, 2004.

(ii) Amendment to Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. with respect to the Dryden International Equity Series of the Registrant. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 10, 2004.

(7)           (A) Form of Amended and Restated Distribution Agreement between the Registrant and Prudential Investment Management Services LLC **

(B) Form of Dealer Agreement. Incorporated by reference to Exhibit (e)(ii) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(8)           Not Applicable.

(9)           (i) Custodian Contract between the Registrant and The Bank of New York dated June 6, 2005. Incorporated by reference to Exhibit (g)(1) to Post-Effective No. 41 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 2005.

                (ii) Amendment dated June 6, 2005 to Custodian Agreement between the Registrant and BNY. Incorporated by reference to Exhibit (g)(2) to Post-Effective No. 41 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 2005.

(10)         (A)  Distribution and Service Plan for Class A Shares. Incorporated by reference to Exhibit (m)(xv) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(B)  Distribution and Service Plan for Class B Shares. Incorporated by reference to Exhibit (m)(xvi) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(C) Distribution and Service Plan for Class F shares. *

(D)  Distribution and Service Plan for Class C Shares. Incorporated by reference to Exhibit (m)(xvii) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(E) Rule 12b-1 Fee Waiver for Class A Shares.  Incorporated by reference to Exhibit (m)(10) to Post-Effective No. 41 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 2005.

(F)  Distribution and Service Plan for Class F shares.**

(G)  Distribution and Service Plan for Class L shares.**

(H)  Distribution and Service Plan for Class M shares.**

(I)  Distribution and Service Plan for Class X shares.**

(J)  Distribution and Service Plan for New Class X shares.**

(K)  Form of amended and Restated Rule 18f-3 Plan.*

(11)         Opinion and consent of DLA Piper Rudnick Gray Cary US LLP as to the legality of the securities being registered.*

(12)         (A)  Opinion and consent of Shearman & Sterling LLP, special tax counsel, as to certain tax matters and consequences in connection with the Global Growth Fund Reorganization. *

(B)  Opinion and consent of Shearman & Sterling LLP, special tax counsel, as to certain tax matters and consequences in connection with the Growth Fund Reorganization. *

(C)  Opinion and consent of Shearman & Sterling LLP, special tax counsel, as to certain tax matters and consequences in connection with the Value Fund Reorganization. *

(13)         (A) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc.  Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(B) Amendment to Transfer Agency Agreement. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on October 23, 2003.

(14)(A)          Consent of KPMG LLP, independent registered public accounting firm, for the Registrant, on behalf of Jennison Global Growth Fund, Strategic Partners International Value Fund, and Dryden International Equity Fund.*

(14)(B)    Opinion and consent of KPMG LLP, independent registered public accounting firm, for Strategic Partners Mutual Funds, Inc., on behalf of Strategic Partners International Growth Fund.*

(15)                            Not Applicable.

(16)                            Power of attorney dated September 7, 2005. Incorporated by reference to Exhibit (q) to Post-Effective No. 41 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 2005.

(17)         (A) Form of voting instruction card for shareholders of Global Growth Fund.*

(B)  Form of voting instruction card for shareholders of Growth Fund.**

(C)  Form of voting instruction card for shareholders of Value Fund.**

(D) Form of proxy solicitation material being sent to shareholders of Jennison Global Growth Fund, Growth Fund, and Value Fund.*

*  Filed herewith.

**  To be filed at subsequent Amendment.

ITEM 17.  UNDERTAKINGS

(1)  The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)  The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)  The undersigned Registrant undertakes to file, by post-effective amendment, a copy of the opinion as to certain tax matters, within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Newark, State of New Jersey on the 18th day of August, 2006.

PRUDENTIAL WORLD FUND, INC.
By:	/s/ John P. Schwartz*
John P. Schwartz, Assistant Secretary

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title

*	Director
Linda W. Bynoe
*	Director
David E.A. Carson
*	Director
Robert G. LaBlanc
*	Director
Robert F. Gunia
*	Director
Douglas H. McCorkindale
*	Director
Richard A. Redeker
*	Director
Judy A. Rice
*	Director
Robin B. Smith
*	Director
Stephen G. Stoneburn
*	Director
Clay T. Whitehead
*	Treasurer and Principal Financial and Accounting
Grace C. Torres	Officer

*By:	/s/ John P. Schwartz
	John P. Schwartz	August 18, 2006
Attorney-in-Fact

*  Pursuant to Powers of Attorney previously filed.

PRUDENTIAL WORLD FUND, INC.

REGISTRATION STATEMENT ON FORM N-14

EXHIBIT INDEX

Exhibit No.	Description
(12)(A)	Opinion and consent of Shearman & Sterling LLP, special tax counsel, as to certain tax matters and consequences in connection with the Global Growth Fund Reorganization.
(12)(B)	Opinion and consent of Shearman & Sterling LLP, special tax counsel, as to certain tax matters and consequences in connection with the Growth Fund Reorganization.
(12)(C)	Opinion and consent of Shearman & Sterling LLP, special tax counsel, as to certain tax matters and consequences in connection with the Value Fund Reorganization.
(14)(A)

Consent of KPMG LLP, independent registered public accounting firm, for the Registrant, on behalf of Jennison Global Growth Fund, Strategic Partners International Value Fund, and Dryden International Equity Fund.

(14)(B)	Consent of KPMG LLP, independent registered public accounting firm, for Strategic Partners Mutual Funds, Inc., on behalf of Strategic Partners International Growth Fund.